UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

OCTOBER 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca
➢	iShares TIPS Bond ETF | TIP | NYSE Arca
➢	iShares Global Inflation-Linked Bond ETF | GTIP | NYSE Arca
➢	iShares International Inflation-Linked Bond ETF | ITIP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Global bonds produced mixed results for the 12-month period ended October 31, 2013 (the “reporting period”). As the reporting period began, slowing global economic growth led central banks around the world to take more aggressive actions to stimulate economic activity. Most notably, the U.S. Federal Reserve Bank (the “Fed”) and the Bank of England increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time.

By early 2013, global economic conditions began to improve, though the overall pace of growth remained subdued. In the U.S., signs of better economic growth included a five-year low in the unemployment rate (7.2% in September 2013), stronger vehicle sales, and a burgeoning recovery in the housing market. European economies stabilized, helping the euro zone emerge from an 18-month recession in the second and third quarters of 2013, while the U.K. economy benefited from growth in home construction and consumer spending. Meanwhile, the Bank of Japan’s aggressive economic stimulus efforts began to bear fruit as Japan reported positive economic growth for the three consecutive quarters ended September 30, 2013. In contrast, many of the largest emerging economies — including China, India, Russia, and Brazil — all experienced slowing economic growth in the first half of 2013.

Beyond the economic environment, the global fixed-income markets were also impacted by other events. Federal budget conflicts in the U.S. led to the fiscal cliff and the “sequester” in early 2013, which involved addressing expiring federal tax cuts and across-the-board spending reductions, as well as a two-week government shutdown over the federal debt ceiling in October 2013. In addition, the Fed signaled in May 2013 that it may taper its quantitative easing measures before the end of the year. Although the Fed delayed its tapering plans late in the reporting period, the Fed’s May announcement pushed bond yields higher in most regions of the world throughout the summer months.

For the reporting period, bond yields rose in the U.S. and the U.K., as well as in select core European bond markets, particularly Germany and the Netherlands. Yields in other core European markets, such as France and Belgium, were largely unchanged. Bond yields in peripheral European markets, such as Italy and Spain, fell significantly during the reporting period, benefiting from a pledge of support from the European Central Bank. Yields in Japan also declined during the reporting period, reflecting the more accommodative policies initiated by the Bank of Japan.

From a sector perspective, corporate bonds and other non-government securities outperformed government bonds on a global basis for the reporting period. This outperformance was driven in large part by strong and growing global demand for yield. Non-government securities typically have higher yields than government bonds, and increased investor demand for these higher-yielding securities contributed to their outperformance.

For U.S. investors, currency fluctuations had a mostly negative impact on global bond performance. A stronger U.S. dollar reduces returns on non-U.S. investments for U.S. investors, and the U.S. dollar appreciated by approximately 0.5% versus the British pound, 4.5% against the Canadian dollar, 9.5% versus the Australian dollar, and more than 20% against the Japanese yen (reflecting the changing central bank policies in the two countries). The main exception was the euro — the U.S. dollar depreciated by about 4.5% against the euro for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR TIPS BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.01)%	(1.01)%	(0.85)%	(1.01)%	(1.01)%	(0.85)%
Since Inception	1.87%	1.89%	2.07%	5.56%	5.60%	6.14%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/10. The first day of secondary market trading was 12/3/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$988.50	$1.00	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR TIPS BOND ETF

The iShares 0-5 Year TIPS Bond ETF (the “Fund”), formerly the iShares Barclays 0-5 Year TIPS Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Inflation-Protected Securities (“TIPS”) 0-5 Years Index (Series-L) (the “Index”). The Index measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -1.01%, net of fees, while the total return for the Index was -0.85%.

The Index’s performance is largely determined by the level of interest rates, the inflation rate and inflation expectations. Interest rates rose during the reporting period, driving bond prices lower. Meanwhile, inflation and investors’ short-term expectations for inflation remained contained. The Index’s relatively low yield was not enough to offset the decline in short-term bond prices during the reporting period.

The Consumer Price Index (“CPI”) increased at an annual rate of 1.2% for the 12-month period ended September 30, 2013. The services component of CPI, which represents over half of the CPI, increased 2.4%, driven by rising shelter and medical costs. Food prices increased at a slightly higher 1.4% annualized, while energy prices declined 3.1%. Tame inflation meant relatively low income from the variable CPI accretion portion of TIPS yield.

During the first half of the reporting period, the securities that make up the Index traded in a very narrow range, as short-term bond prices remained stable. Slow growth and low inflation contributed to the very low yields of U.S. Treasuries, including TIPS.

During the second half of the reporting period, the Index declined, as bond yields rose sharply after the Fed’s announcement in May 2013 that it was considering a slower pace for bond purchases. The Index’s return stabilized during the final months of the reporting period, as the Fed announced the continuation of bond purchasing.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

0-1 Year	17.94%
1-2 Years	17.27
2-3 Years	22.09
3-4 Years	30.10
4-5 Years	12.60

TOTAL	100.00%

*	Excludes money market funds.

FIVE LARGEST FUND HOLDINGS

As of 10/31/13

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/17	18.04%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	12.32
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/16	12.26
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 01/15/14	6.91
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 07/15/14	6.81

TOTAL	56.34%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TIPS BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.44)%	(6.39)%	(6.39)%	(6.44)%	(6.39)%	(6.39)%
5 Years	7.22%	7.03%	7.36%	41.67%	40.47%	42.62%
Since Inception	5.10%	5.08%	5.25%	63.64%	63.45%	66.07%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/4/03. The first day of secondary market trading was 12/5/03.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$934.00	$0.97	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TIPS BOND ETF

The iShares TIPS Bond ETF (the “Fund”), formerly the iShares Barclays TIPS Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series-L) (the “Index”). The Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -6.44%, net of fees, while the total return for the Index was -6.39%.

The Index’s performance is largely determined by the level of interest rates, the inflation rate and long-term inflation expectations. Interest rates rose during the reporting period, driving bond prices lower. Longer-term bonds posted the worst returns, as their prices are more sensitive to changes in interest rates. Meanwhile, inflation and investors’ long-term expectations for inflation remained contained. The Index’s relatively low yield was not enough to offset the decline in long-term bond prices during the reporting period.

The Consumer Price Index (CPI) increased at an annual rate of 1.2% for the 12-month period ended September 30, 2013. The services component of CPI, which represents over half of the CPI, increased 2.4%, driven by rising shelter and medical costs. Food prices increased at a slightly higher 1.4% annualized, while energy prices declined 3.1%. Tame inflation meant relatively low income from the variable CPI accretion portion of TIPS yield.

During the first half of the reporting period, the securities that make up the Index traded in a very narrow range, as bond prices remained stable. Slow growth and low inflation contributed to the very low yields of U.S. Treasuries, including TIPS.

During the second half of the reporting period, the Index declined, as bond yields rose sharply after the Fed’s announcement in May 2013 that it was considering a slower pace for bond purchases. The Index’s return stabilized during the final months of the reporting period, as the Fed announced the continuation of bond purchasing.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

0-1 Year	2.08%
1-5 Years	35.02
5-10 Years	37.14
10-15 Years	12.87
15-20 Years	6.12
More than 20 Years	6.77

TOTAL	100.00%

*	Excludes money market funds.

FIVE LARGEST FUND HOLDINGS

As of 10/31/13

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 1.13%, 01/15/21	7.30%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	7.16
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/17	6.78
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 07/15/21	5.61
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/23	5.13

TOTAL	31.98%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.16)%	(0.21)%	(1.86)%	(2.16)%	(0.21)%	(1.86)%
Since Inception	2.57%	2.55%	3.08%	6.44%	6.38%	7.71%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/18/11. The first day of secondary market trading was 5/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$941.90	$1.96	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

The iShares Global Inflation-Linked Bond ETF (the “Fund”), formerly the iShares Global Inflation-Linked Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM (the “Index”). The Index is a broad, market value weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly-issued and denominated in the issuer’s own domestic market and currency. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -2.16%, net of fees, while the total return for the Index was -1.86%.

As represented by the Index, global inflation-linked securities declined modestly for the reporting period. Although global economic conditions improved moderately, inflation remained low in most regions of the world throughout the reporting period. In the U.S., whose inflation-linked securities comprised approximately 35% of the Index as of October 31, 2013, the 12-month inflation rate fell from 2.2% to 1.2% for the reporting period. The U.K., which made up more than 20% of the Index at the end of the reporting period, saw its 12-month inflation rate decline from 2.7% to 2.2%, while inflation in the euro zone slid from 2.5% to 0.7%. Other noteworthy countries represented in the Index included Brazil, where the 12-month inflation rate edged up from 5.5% to 5.8%, and Mexico, where the 12-month inflation rate slid from 4.6% to 3.4%. The broad decline in global inflation led to reduced investor demand for inflation-linked securities.

Currency fluctuations had a mixed impact on the performance of non-U.S. inflation-linked securities in the Index. The U.S. dollar fell by 4.5% against euro, which increased returns on inflation-linked bonds in the euro zone. However, the U.S. dollar appreciated by 0.5% versus the British pound and 9.5% against the Brazilian real, weakening returns on inflation-linked bonds in these two countries (which together comprised more than 30% of the Index).

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	43.40%
Aa1	29.60
Aa3	1.28
A1	1.66
A2	0.32
A3	0.01
Baa1	3.60
Baa2	16.27
Baa3	2.14
Not Rated	1.72

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

United States	36.19%
United Kingdom	20.73
Brazil	9.92
France	8.86
Italy	6.35
Germany	2.84
Mexico	2.46
Canada	2.06
Israel	1.93
Turkey	1.84

TOTAL	93.18%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.11)%	(3.56)%	(1.58)%	(2.11)%	(3.56)%	(1.58)%
Since Inception	0.84%	0.55%	1.28%	2.08%	1.37%	3.16%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/18/11. The first day of secondary market trading was 5/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$937.10	$1.95	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

The iShares International Inflation-Linked Bond ETF (the “Fund”), formerly the iShares International Inflation-Linked Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM (the “Index”). The Index is a broad, market value weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly-issued and denominated in the issuer’s own domestic market and currency. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -2.11%, net of fees, while the total return for the Index was -1.58%.

As represented by the Index, international inflation-linked securities declined modestly for the reporting period. Although global economic conditions improved moderately, inflation remained low in most regions of the world throughout the reporting period. In the euro zone, whose inflation-linked securities (issued by Germany, France, Italy, and Poland) comprised more than 25% of the Index as of October 31, 2013, the 12-month inflation rate fell from 2.5% to 0.7% during the reporting period. The U.K., which made up approximately 13% of the Index at the end of the reporting period, saw its 12-month inflation rate decline from 2.7% to 2.2%, while the 12-month inflation rate in Brazil (also about 13% of the Index) edged up from 5.5% to 5.8%. Other noteworthy countries represented in the Index included Israel, where the 12-month inflation rate was unchanged at 1.8%, and Mexico, where the 12-month inflation rate slid from 4.6% to 3.4%. The broad decline in global inflation led to reduced investor demand for inflation-linked securities.

Currency fluctuations had a mixed impact on Index performance. The U.S. dollar fell by 4.5% against the euro, which increased returns on inflation-linked bonds in the euro zone. However, the U.S. dollar appreciated by 0.5% versus the British pound and 9.5% against the Brazilian real, weakening returns on inflation-linked bonds in these two countries (which together comprised more than 25% of the Index).

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*
Aaa	18.62%
Aa1	26.29
Aa3	4.30
A1	4.09
A2	1.51
A3	0.61
Baa1	8.75
Baa2	22.04
Baa3	5.38
Not Rated	8.41

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*
United Kingdom	13.57%
Brazil	13.48
France	12.73
Italy	8.56
Turkey	4.68
South Africa	4.64
Israel	4.51
Germany	4.50
Mexico	4.46
Canada	4.45

TOTAL	75.58%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2013 and held through October 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR TIPS BOND ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 99.71%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16	$75,408	$77,481,337
0.13%, 04/15/17[a]	110,157	113,943,691
0.13%, 04/15/18	75,214	77,810,775
0.50%, 04/15/15[a]	35,246	35,978,910
1.25%, 04/15/14[a]	26,500	26,657,790
1.63%, 01/15/15	38,216	39,404,047
1.63%, 01/15/18[a]	470	518,074
1.88%, 07/15/15	32,006	33,721,528
2.00%, 01/15/14[a]	43,586	43,647,191
2.00%, 07/15/14[a]	42,041	43,013,067
2.00%, 01/15/16	27,767	29,663,336
2.13%, 01/15/19[a]	1,150	1,310,780
2.38%, 01/15/17	38,560	42,801,902
2.50%, 07/15/16[a]	29,368	32,401,686
2.63%, 07/15/17[a]	29,388	33,429,291

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $635,865,618)		631,783,405

SHORT-TERM INVESTMENTS — 32.31%

MONEY MARKET FUNDS — 32.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c,d]	188,266	188,265,988
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c,d]	16,320	16,319,754
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	97	96,928

		204,682,670

TOTAL SHORT-TERM INVESTMENTS
(Cost: $204,682,670)		204,682,670

Value

TOTAL INVESTMENTS IN SECURITIES — 132.02%
(Cost: $840,548,288)	$836,466,075
Other Assets, Less Liabilities — (32.02)%	(202,877,523)

NET ASSETS — 100.00%	$633,588,552

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments

iSHARES® TIPS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 99.67%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16[a]	$316,924	$325,638,952
0.13%, 04/15/17[a]	901,388	932,373,265
0.13%, 04/15/18[a]	952,715	985,613,388
0.13%, 01/15/22	388,435	385,339,326
0.13%, 07/15/22[a]	499,600	494,603,957
0.13%, 01/15/23[a]	723,120	706,624,288
0.38%, 07/15/23[a]	616,580	616,291,372
0.50%, 04/15/15[a]	126,398	129,024,362
0.63%, 07/15/21[a]	738,358	771,815,282
0.63%, 02/15/43[a]	213,407	176,994,025
0.75%, 02/15/42[a]	315,271	272,709,171
1.13%, 01/15/21[a]	929,590	1,004,538,137
1.25%, 04/15/14[a]	907	912,752
1.25%, 07/15/20[a]	352,787	387,735,110
1.38%, 07/15/18[a]	22,109	24,375,539
1.38%, 01/15/20[a]	261,033	287,380,685
1.63%, 01/15/15[a]	337,983	348,492,462
1.63%, 01/15/18[a]	118,035	130,115,280
1.75%, 01/15/28	243,484	273,843,803
1.88%, 07/15/15[a]	271,149	285,681,008
1.88%, 07/15/19[a]	235,809	268,196,166
2.00%, 01/15/14[a]	1,413	1,414,761
2.00%, 07/15/14[a]	277,894	284,319,950
2.00%, 01/15/16[a]	524,273	560,070,889
2.00%, 01/15/26[a]	301,123	348,643,903
2.13%, 01/15/19[a]	165,302	188,367,187
2.13%, 02/15/40	161,220	192,657,339
2.13%, 02/15/41[a]	241,049	288,505,566
2.38%, 01/15/17	385,107	427,469,280
2.38%, 01/15/25[a]	455,238	545,644,869
2.38%, 01/15/27[a]	274,064	330,717,788
2.50%, 07/15/16[a]	289,869	319,806,961
2.50%, 01/15/29[a]	254,945	314,777,073
2.63%, 07/15/17[a]	308,241	350,624,027
3.38%, 04/15/32[a]	62,672	88,219,958
3.63%, 04/15/28[a]	196,563	272,608,276
3.88%, 04/15/29	305,215	439,127,566

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $13,671,777,335)		13,761,273,723

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 41.00%

MONEY MARKET FUNDS — 41.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c,d]	5,182,905	$5,182,905,258
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c,d]	449,278	449,277,844
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	28,489	28,489,064

		5,660,672,166

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,660,672,166)		5,660,672,166

TOTAL INVESTMENTS IN SECURITIES — 140.67%
(Cost: $19,332,449,501)		19,421,945,889
Other Assets, Less Liabilities — (40.67)%		(5,615,421,126)

NET ASSETS — 100.00%		$13,806,524,763

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2013

Security	Principal (000s)		Value

FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 62.31%

AUSTRALIA — 0.89%
Australia (Commonwealth of)
2.50%, 09/20/30[a]	AUD	10	$11,194
3.00%, 09/20/25[a]	AUD	56	67,594
4.00%, 08/20/15	AUD	5	8,423
4.00%, 08/20/20	AUD	80	138,574

			225,785
BRAZIL — 9.69%
Brazil (Federative Republic of)
5.84%, 05/15/15	BRL	494	530,654
5.84%, 05/15/35	BRL	254	272,877
5.86%, 05/15/17	BRL	100	106,899
5.95%, 08/15/14	BRL	16	17,035
5.95%, 08/15/16	BRL	100	106,812
5.95%, 08/15/18	BRL	270	288,370
5.95%, 08/15/20	BRL	306	326,538
5.95%, 08/15/22	BRL	106	113,449
5.95%, 08/15/40	BRL	481	516,947
5.95%, 08/15/50	BRL	170	182,783

			2,462,364
CANADA — 2.01%
Canada (Government of)
1.50%, 12/01/44	CAD	21	22,906
2.00%, 12/01/41	CAD	169	201,329
4.00%, 12/01/31	CAD	27	39,853
4.25%, 12/01/26	CAD	177	247,541

			511,629
CHILE — 1.27%
Chile (Republic of)
3.00%, 05/01/28	CLP	23,187	49,697
4.45%, 10/15/23	CLP	115,934	273,016

			322,713
COLOMBIA — 0.64%
Colombia (Republic of)
3.50%, 03/10/21	COP	312,487	163,056

			163,056
FRANCE — 8.65%
France (Republic of)
0.25%, 07/25/24	EUR	20	26,459
0.45%, 07/25/16	EUR	421	589,881

Security	Principal (000s)		Value

1.10%, 07/25/22	EUR	410	$594,151
1.30%, 07/25/19	EUR	11	15,742
1.80%, 07/25/40	EUR	17	27,079
2.10%, 07/25/23	EUR	108	170,132
2.25%, 07/25/20	EUR	61	95,178
3.15%, 07/25/32	EUR	308	576,312
3.40%, 07/25/29	EUR	56	105,090

			2,200,024
GERMANY — 2.78%
Germany (Federal Republic of)
0.10%, 04/15/23	EUR	57	77,209
0.75%, 04/15/18	EUR	132	189,279
1.50%, 04/15/16	EUR	78	112,083
1.75%, 04/15/20	EUR	212	327,122

			705,693
ISRAEL — 1.88%
Israel (State of)
1.50%, 06/30/14	ILS	90	29,291
2.75%, 09/30/22	ILS	200	66,277
3.50%, 04/30/18	ILS	578	222,749
4.00%, 05/30/36	ILS	272	118,935
5.00%, 04/30/15	ILS	100	40,887

			478,139
ITALY — 6.20%
Italy (Republic of)
2.10%, 09/15/17[a]	EUR	491	677,330
2.10%, 09/15/21[a]	EUR	75	99,331
2.15%, 09/15/14[a]	EUR	58	80,653
2.35%, 09/15/19[a]	EUR	230	317,991
2.35%, 09/15/35[a]	EUR	163	197,612
2.55%, 09/15/41[a]	EUR	53	61,340
3.10%, 09/15/26[a]	EUR	104	143,101

			1,577,358
JAPAN — 0.78%
Japan (Government of)
0.10%, 09/10/23	JPY	301	3,215
1.10%, 09/10/16	JPY	8,600	95,498
1.20%, 12/10/17	JPY	8,691	99,125

			197,838
MEXICO — 2.40%
United Mexican States
2.50%, 12/10/20	MXN	3,008	238,831
3.50%, 12/19/13	MXN	449	34,814

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2013

Security	Principal (000s)		Value

4.00%, 11/15/40	MXN	1,497	$121,020
4.50%, 12/18/14	MXN	1,247	101,114
4.50%, 12/04/25	MXN	449	42,956
4.50%, 11/22/35	MXN	823	71,825

			610,560
NEW ZEALAND — 0.16%
New Zealand (Government of)
2.00%, 09/20/25	NZD	32	25,244
4.50%, 02/15/16	NZD	12	15,620

			40,864
POLAND — 0.31%
Poland (Republic of)
2.75%, 08/25/23	PLN	46	15,903
3.00%, 08/24/16	PLN	187	63,894

			79,797
SOUTH AFRICA — 1.00%
South Africa (Republic of)
2.50%, 01/31/17	ZAR	26	2,810
2.60%, 03/31/28	ZAR	111	11,902
3.45%, 12/07/33	ZAR	1,013	121,292
5.50%, 12/07/23	ZAR	861	117,147

			253,151
SOUTH KOREA — 0.27%
Korea (Republic of)
2.75%, 06/10/20	KRW	68,730	69,601

			69,601
SWEDEN — 1.20%
Sweden (Kingdom of)
0.25%, 06/01/22	SEK	120	17,901
3.50%, 12/01/15	SEK	800	163,033
3.50%, 12/01/28	SEK	485	124,610

			305,544
THAILAND — 0.13%
Thailand (Kingdom of)
1.20%, 07/14/21[a]	THB	1,053	33,534

			33,534
TURKEY — 1.80%
Turkey (Republic of)
2.00%, 10/26/22	TRY	180	87,592
3.00%, 02/23/22	TRY	61	31,960
3.00%, 08/02/23	TRY	50	26,651
4.00%, 04/01/20	TRY	169	94,601

Security	Principal (000s)		Value

7.00%, 10/01/14	TRY	272	$143,306
9.00%, 05/21/14	TRY	137	72,645

			456,755

UNITED KINGDOM — 20.25%
United Kingdom
0.13%, 11/22/19[a]	GBP	161	279,391
0.13%, 03/22/24[a]	GBP	314	528,235
0.13%, 03/22/44[a]	GBP	165	272,587
0.13%, 03/22/68[a]	GBP	57	99,778
0.38%, 03/22/62[a]	GBP	112	214,664
0.50%, 03/22/50[a]	GBP	165	313,487
0.63%, 03/22/40[a]	GBP	178	332,820
0.63%, 11/22/42[a]	GBP	95	179,924
0.75%, 03/22/34[a]	GBP	147	273,079
0.75%, 11/22/47[a]	GBP	40	80,443
1.13%, 11/22/37[a]	GBP	121	248,186
1.25%, 11/22/17[a]	GBP	142	257,893
1.25%, 11/22/27[a]	GBP	220	425,283
1.25%, 11/22/32[a]	GBP	138	277,835
1.25%, 11/22/55[a]	GBP	151	372,553
1.88%, 11/22/22[a]	GBP	132	261,206
2.00%, 01/26/35[a]	GBP	19	61,141
2.50%, 07/26/16[a]	GBP	21	116,295
2.50%, 07/17/24[a]	GBP	14	74,411
4.13%, 07/22/30[a]	GBP	95	478,371

			5,147,582

TOTAL FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES
(Cost: $16,408,962)			15,841,987

U.S. GOVERNMENT OBLIGATIONS — 35.35%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/18	USD	195	202,003
0.13%, 07/15/22	USD	253	250,092
0.13%, 01/15/23	USD	588	574,250
0.38%, 07/15/23	USD	50	50,223
0.63%, 02/15/43[b]	USD	142	118,111
0.75%, 02/15/42	USD	223	192,482
1.13%, 01/15/21	USD	1,313	1,418,935
1.38%, 07/15/18[b]	USD	290	319,250
1.38%, 01/15/20	USD	254	279,803
1.63%, 01/15/18[b]	USD	849	935,856
1.88%, 07/15/15	USD	210	221,688

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2013

Security	Principal or Shares (000s)		Value
2.00%, 01/15/14	USD	152	$152,098
2.00%, 07/15/14	USD	297	303,892
2.00%, 01/15/16	USD	1,218	1,301,564
2.00%, 01/15/26	USD	679	785,951
2.13%, 01/15/19	USD	191	217,222
2.13%, 02/15/41	USD	370	442,378
2.38%, 01/15/27	USD	58	69,971
3.88%, 04/15/29	USD	799	1,150,086

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $9,075,565)			8,985,855

SHORT-TERM INVESTMENTS — 5.52%

MONEY MARKET FUNDS — 5.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]		1,279	1,279,219
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]		111	110,880
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]		14	14,424

			1,404,523

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,404,523)			1,404,523

Value
TOTAL INVESTMENTS IN SECURITIES — 103.18%
(Cost: $26,889,050)	$26,232,365
Other Assets, Less Liabilities — (3.18)%	(809,092)

NET ASSETS — 100.00%	$25,423,273

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
THB	— Thai Baht
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2013

Security	Principal (000s)		Value

FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 98.51%

AUSTRALIA — 4.35%
Australia (Commonwealth of)
2.50%, 09/20/30[a]	AUD	494	$553,011
3.00%, 09/20/25[a]	AUD	1,192	1,438,780
4.00%, 08/20/15	AUD	198	333,563
4.00%, 08/20/20	AUD	1,509	2,613,845

			4,939,199
BRAZIL — 13.28%
Brazil (Federative Republic of)
6.00%, 08/15/14	BRL	2,631	2,801,209
6.00%, 05/15/15	BRL	674	724,010
6.00%, 08/15/16	BRL	550	587,466
6.00%, 05/15/17	BRL	786	840,224
6.00%, 08/15/18	BRL	500	534,019
6.00%, 08/15/20	BRL	2,925	3,121,320
6.00%, 08/15/22	BRL	150	160,541
6.00%, 08/15/24	BRL	827	885,657
6.00%, 08/15/30	BRL	350	374,196
6.00%, 05/15/35	BRL	1,078	1,158,114
6.00%, 08/15/40	BRL	50	53,737
6.00%, 05/15/45	BRL	994	1,068,992
6.00%, 08/15/50	BRL	2,595	2,790,124

			15,099,609
CANADA — 4.38%
Canada (Government of)
1.50%, 12/01/44	CAD	728	783,392
2.00%, 12/01/41	CAD	1,003	1,192,181
3.00%, 12/01/36	CAD	282	387,477
4.00%, 12/01/31	CAD	300	444,366
4.25%, 12/01/21	CAD	44	56,013
4.25%, 12/01/26	CAD	1,508	2,113,918

			4,977,347
CHILE — 4.08%
Chile (Republic of)
2.10%, 09/01/15	CLP	92,747	181,302
3.00%, 07/01/17	CLP	92,747	188,553
3.00%, 02/01/21	CLP	1,101,373	2,289,183
3.00%, 03/01/27	CLP	115,934	245,473
3.00%, 01/01/30	CLP	185,494	396,488
3.00%, 03/01/38	CLP	115,934	246,990

Security	Principal (000s)		Value

3.00%, 01/01/40	CLP	301,429	$651,359
4.50%, 08/01/24	CLP	185,494	443,855

			4,643,203
COLOMBIA — 3.01%
Colombia (Republic of)
3.50%, 03/10/21	COP	3,958,171	2,065,375
4.75%, 02/23/23	COP	312,487	179,623
7.00%, 02/25/15	COP	2,083,248	1,173,676

			3,418,674
FRANCE — 12.54%
France (Republic of)
0.25%, 07/25/18	EUR	165	231,142
0.25%, 07/25/24	EUR	50	66,148
0.45%, 07/25/16	EUR	1,634	2,292,185
1.00%, 07/25/17	EUR	1,314	1,892,641
1.10%, 07/25/22	EUR	2,339	3,392,131
1.60%, 07/25/15	EUR	883	1,254,834
1.80%, 07/25/40	EUR	267	424,231
1.85%, 07/25/27	EUR	119	183,557
2.10%, 07/25/23	EUR	307	484,387
2.25%, 07/25/20	EUR	337	529,190
3.15%, 07/25/32	EUR	1,441	2,693,281
3.40%, 07/25/29	EUR	427	806,365

			14,250,092
GERMANY — 4.44%
Germany (Federal Republic of)
0.10%, 04/15/23	EUR	799	1,088,988
0.75%, 04/15/18	EUR	632	905,511
1.50%, 04/15/16	EUR	1,014	1,448,408
1.75%, 04/15/20	EUR	1,039	1,600,585

			5,043,492
ISRAEL — 4.44%
Israel (State of)
1.75%, 09/29/23	ILS	750	221,140
2.75%, 08/30/41	ILS	775	246,846
3.50%, 04/30/18	ILS	3,518	1,355,765
4.00%, 07/31/24	ILS	2,226	969,607
4.00%, 05/30/36	ILS	2,199	961,534
5.00%, 04/30/15	ILS	3,172	1,296,952

			5,051,844

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2013

Security	Principal (000s)		Value

ITALY — 8.43%
Italy (Republic of)
1.70%, 09/15/18	EUR	226	$303,779
2.10%, 09/15/16	EUR	786	1,094,930
2.10%, 09/15/17[a]	EUR	2,560	3,531,680
2.10%, 09/15/21[a]	EUR	420	553,418
2.15%, 09/15/14[a]	EUR	507	702,351
2.35%, 09/15/19[a]	EUR	220	304,297
2.35%, 09/15/35[a]	EUR	969	1,177,015
2.55%, 09/15/41[a]	EUR	550	637,181
2.60%, 09/15/23[a]	EUR	801	1,075,592
3.10%, 09/15/26[a]	EUR	149	203,811

			9,584,054
JAPAN — 3.72%
Japan (Government of)
0.10%, 09/10/23	JPY	8,032	85,744
1.00%, 06/10/16	JPY	19,899	219,546
1.10%, 09/10/16	JPY	120,600	1,339,187
1.20%, 12/10/17	JPY	182,218	2,078,202
1.40%, 03/10/18	JPY	11,717	135,250
1.40%, 06/10/18	JPY	31,510	365,152

			4,223,081
MEXICO — 4.39%
United Mexican States
2.50%, 12/10/20	MXN	20,784	1,650,349
3.50%, 12/19/13	MXN	14,325	1,110,952
3.50%, 12/14/17	MXN	1,076	90,610
4.00%, 11/15/40	MXN	13,188	1,066,232
4.50%, 12/18/14	MXN	3,186	258,367
4.50%, 11/22/35	MXN	8,166	712,677
5.00%, 06/16/16	MXN	1,247	106,559

			4,995,746
NEW ZEALAND — 0.86%
New Zealand (Government of)
2.00%, 09/20/25	NZD	765	603,499
4.50%, 02/15/16	NZD	290	377,474

			980,973
POLAND — 1.49%
Poland (Republic of)
2.75%, 08/25/23	PLN	1,961	673,136
3.00%, 08/24/16	PLN	2,988	1,020,987

			1,694,123

Security	Principal (000s)		Value

SOUTH AFRICA — 4.57%
South Africa (Republic of)
2.00%, 01/31/25	ZAR	1,074	$110,544
2.25%, 01/31/38	ZAR	1,665	158,682
2.50%, 01/31/17	ZAR	6,412	686,617
2.50%, 12/31/50	ZAR	3,349	340,045
2.60%, 03/31/28	ZAR	2,361	253,915
2.75%, 01/31/22	ZAR	7,657	842,292
3.45%, 12/07/33	ZAR	12,922	1,546,626
5.50%, 12/07/23	ZAR	9,191	1,251,137

			5,189,858
SOUTH KOREA — 1.44%
Korea (Republic of)
1.50%, 06/10/21	KRW	1,116,629	1,048,048
2.75%, 03/10/17	KRW	277,366	271,658
2.75%, 06/10/20	KRW	318,250	322,280

			1,641,986
SWEDEN — 4.31%
Sweden (Kingdom of)
0.25%, 06/01/22	SEK	215	32,072
3.50%, 12/01/15	SEK	9,965	2,030,775
3.50%, 12/01/28	SEK	7,710	1,980,922
4.00%, 12/01/20	SEK	3,515	858,808

			4,902,577
THAILAND — 0.80%
Thailand (Kingdom of)
1.20%, 07/14/21[a]	THB	28,435	905,424

			905,424
TURKEY — 4.61%
Turkey (Republic of)
2.00%, 10/26/22	TRY	1,998	970,860
3.00%, 01/06/21	TRY	2,832	1,493,819
4.00%, 04/01/20	TRY	1,425	796,635
7.00%, 10/01/14	TRY	3,275	1,728,269
9.00%, 05/21/14	TRY	481	254,256

			5,243,839
UNITED KINGDOM — 13.37%
United Kingdom
0.13%, 03/22/24[a]	GBP	436	733,951
0.13%, 03/22/44[a]	GBP	181	299,734
0.13%, 03/22/68[a]	GBP	30	52,700
0.38%, 03/22/62[a]	GBP	498	956,787

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2013

Security	Principal or Shares (000s)		Value

0.63%, 03/22/40[a]	GBP	30	$55,289
0.63%, 11/22/42[a]	GBP	244	465,288
0.75%, 03/22/34[a]	GBP	81	150,709
0.75%, 11/22/47[a]	GBP	176	354,192
1.13%, 11/22/37[a]	GBP	93	190,840
1.25%, 11/22/17[a]	GBP	888	1,607,543
1.25%, 11/22/27[a]	GBP	104	174,209
1.25%, 11/22/32[a]	GBP	488	984,563
1.25%, 11/22/55[a]	GBP	1,066	2,633,891
1.88%, 11/22/22[a]	GBP	696	1,379,528
2.00%, 01/26/35[a]	GBP	624	2,043,942
2.50%, 07/26/16[a]	GBP	78	429,355
2.50%, 07/17/24[a]	GBP	206	1,098,550
4.13%, 07/22/30[a]	GBP	313	1,582,266

			15,193,337

TOTAL FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES
(Cost: $116,363,655)			111,978,458

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]		56	56,029

			56,029

TOTAL SHORT-TERM INVESTMENTS
(Cost: $56,029)			56,029

Value

TOTAL INVESTMENTS IN SECURITIES — 98.56%
(Cost: $116,419,684)	$112,034,487
Other Assets, Less Liabilities — 1.44%	1,635,137

NET ASSETS — 100.00%	$113,669,624

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2013

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF	iShares Global Inflation-Linked Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$635,865,618	$13,671,777,335	$25,484,527
Affiliated (Note 2)	204,682,670	5,660,672,166	1,404,523

Total cost of investments	$840,548,288	$19,332,449,501	$26,889,050

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$631,783,405	$13,761,273,723	$24,827,842
Affiliated (Note 2)	204,682,670	5,660,672,166	1,404,523

Total fair value of investments	836,466,075	19,421,945,889	26,232,365
Foreign currency, at value[b]	—	—	441,164
Receivables:
Due from custodian (Note 4)	346,031	—	—
Interest	1,814,311	40,473,020	151,688
Capital shares sold	—	33,894,895	—

Total Assets	838,626,417	19,496,313,804	26,825,217

LIABILITIES
Payables:
Investment securities purchased	346,031	54,954,184	3,213
Collateral for securities on loan (Note 5)	204,585,742	5,632,183,102	1,390,099
Capital shares redeemed	—	276,890	—
Investment advisory fees (Note 2)	106,092	2,374,865	8,632

Total Liabilities	205,037,865	5,689,789,041	1,401,944

NET ASSETS	$633,588,552	$13,806,524,763	$25,423,273

Net assets consist of:
Paid-in capital	$638,539,585	$13,804,490,593	$26,657,968
Undistributed (distributions in excess of) net investment income	(123,387)	14,358,936	(110)
Accumulated net realized loss	(745,433)	(101,821,154)	(575,304)
Net unrealized appreciation (depreciation)	(4,082,213)	89,496,388	(659,281)

NET ASSETS	$633,588,552	$13,806,524,763	$25,423,273

Shares outstanding[c]	6,250,000	122,200,000	500,000

Net asset value per share	$101.37	$112.98	$50.85

[a]	Securities on loan with values of $181,095,974, $5,056,713,691 and $1,228,078, respectively. See Note 5.
[b]	Cost of foreign currency: $ —, $ — and $444,717, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2013

iShares International Inflation-Linked Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$116,363,655
Affiliated (Note 2)	56,029

Total cost of investments	$116,419,684

Investments in securities, at fair value (Note 1):
Unaffiliated	$111,978,458
Affiliated (Note 2)	56,029

Total fair value of investments	112,034,487
Foreign currency, at value[a]	1,277,991
Receivables:
Interest	1,028,593

Total Assets	114,341,071

LIABILITIES
Payables:
Investment securities purchased	632,788
Investment advisory fees (Note 2)	38,659

Total Liabilities	671,447

NET ASSETS	$113,669,624

Net assets consist of:
Paid-in capital	$119,326,954
Undistributed net investment income	65,552
Accumulated net realized loss	(1,357,023)
Net unrealized depreciation	(4,365,859)

NET ASSETS	$113,669,624

Shares outstanding[b]	2,400,000

Net asset value per share	$47.36

[a]	Cost of foreign currency: $1,265,145.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2013

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF	iShares Global Inflation-Linked Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a,b]	$1,615,416	$302,093,137	$717,408
Interest — affiliated (Note 2)	412	35,609	47
Securities lending income — affiliated (Note 2)	132,072	4,696,359	250
Payment from affiliate (Note 2)	—	—	3,285

Total investment income	1,747,900	306,825,105	720,990

EXPENSES
Investment advisory fees (Note 2)	1,061,853	37,642,943	108,578

Total expenses	1,061,853	37,642,943	108,578

Net investment income	686,047	269,182,162	612,412

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(592,021)	(104,534,324)	(743,970)
In-kind redemptions — unaffiliated	217,510	994,716,110	—
Foreign currency transactions	—	—	(137,317)

Net realized gain (loss)	(374,511)	890,181,786	(881,287)

Net change in unrealized appreciation/depreciation on:
Investments	(7,012,622)	(2,469,522,159)	(1,260,211)
Translation of assets and liabilities in foreign currencies	—	—	(3,061)

Net change in unrealized appreciation/depreciation	(7,012,622)	(2,469,522,159)	(1,263,272)

Net realized and unrealized loss	(7,387,133)	(1,579,340,373)	(2,144,559)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,701,086)	$(1,310,158,211)	$(1,532,147)

[a]	Includes monthly inflationary and deflationary adjustments to income. See Note 1.
[b]	Net of foreign withholding tax of $ —, $ — and $1,161, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2013

iShares International Inflation-Linked Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a,b]	$4,100,930
Interest — affiliated (Note 2)	53

4,100,983
Less: Other foreign taxes (Note 1)	(11)

Total investment income	4,100,972

EXPENSES
Investment advisory fees (Note 2)	417,316

Total expenses	417,316

Net investment income	3,683,656

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,137,726)
Foreign currency transactions	(858,384)

Net realized loss	(1,996,110)

Net change in unrealized appreciation/depreciation on:
Investments	(7,224,036)
Translation of assets and liabilities in foreign currencies	18,132

Net change in unrealized appreciation/depreciation	(7,205,904)

Net realized and unrealized loss	(9,202,014)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,518,358)

[a]	Includes monthly inflationary and deflationary adjustments to income. See Note 1.
[b]	Net of foreign withholding tax of $20,886.

See notes to financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF
	Year ended October 31, 2013	Year ended October 31, 2012	Year ended October 31, 2013	Year ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$686,047	$1,776,396	$269,182,162	$468,313,056
Net realized gain (loss)	(374,511)	985,743	890,181,786	893,491,827
Net change in unrealized appreciation/depreciation	(7,012,622)	1,026,711	(2,469,522,159)	347,736,940

Net increase (decrease) in net assets resulting from operations	(6,701,086)	3,788,850	(1,310,158,211)	1,709,541,823

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,020,969)	(2,787,972)	(308,771,783)	(479,527,047)
Return of capital	(1,989,864)	(72,147)	—	—

Total distributions to shareholders	(3,010,833)	(2,860,119)	(308,771,783)	(479,527,047)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	276,703,689	257,178,900	3,402,443,980	6,580,246,575
Cost of shares redeemed	(50,664,504)	(61,502,046)	(10,800,945,158)	(6,308,518,952)

Net increase (decrease) in net assets from capital share transactions	226,039,185	195,676,854	(7,398,501,178)	271,727,623

INCREASE (DECREASE) IN NET ASSETS	216,327,266	196,605,585	(9,017,431,172)	1,501,742,399

NET ASSETS
Beginning of year	417,261,286	220,655,701	22,823,955,935	21,322,213,536

End of year	$633,588,552	$417,261,286	$13,806,524,763	$22,823,955,935

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(123,387)	$—	$14,358,936	$53,948,557

SHARES ISSUED AND REDEEMED
Shares sold	2,700,000	2,500,000	28,200,000	55,100,000
Shares redeemed	(500,000)	(600,000)	(92,100,000)	(52,600,000)

Net increase (decrease) in shares outstanding	2,200,000	1,900,000	(63,900,000)	2,500,000

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Global Inflation-Linked Bond ETF		iShares International Inflation-Linked Bond ETF
	Year ended October 31, 2013	Year ended October 31, 2012	Year ended October 31, 2013	Year ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$612,412	$434,406	$3,683,656	$2,119,933
Net realized loss	(881,287)	(181,772)	(1,996,110)	(1,687,045)
Net change in unrealized appreciation/depreciation	(1,263,272)	626,265	(7,205,904)	2,092,381

Net increase (decrease) in net assets resulting from operations	(1,532,147)	878,899	(5,518,358)	2,525,269

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(221,439)	(329,504)	(2,015,059)	(1,431,148)
Return of capital	(56,448)	—	—	(89,834)

Total distributions to shareholders	(277,887)	(329,504)	(2,015,059)	(1,520,982)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,246,094	—	71,083,737	19,470,847
Cost of shares redeemed	(9,795,081)	—	(9,234,774)	(4,665,909)

Net increase in net assets from capital share transactions	11,451,013	—	61,848,963	14,804,938

INCREASE IN NET ASSETS	9,640,979	549,395	54,315,546	15,809,225

NET ASSETS
Beginning of year	15,782,294	15,232,899	59,354,078	43,544,853

End of year	$25,423,273	$15,782,294	$113,669,624	$59,354,078

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(110)	$3,892	$65,552	$(1,702)

SHARES ISSUED AND REDEEMED
Shares sold	400,000	—	1,400,000	400,000
Shares redeemed	(200,000)	—	(200,000)	(100,000)

Net increase in shares outstanding	200,000	—	1,200,000	300,000

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares 0-5 Year TIPS Bond ETF

	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Dec. 1, 2010[a] to Oct. 31, 2011
Net asset value, beginning of period	$103.03	$102.63	$99.83

Income from investment operations:
Net investment income[b]	0.13	0.58	2.58
Net realized and unrealized gain (loss)[c]	(1.16)	0.71	2.68

Total from investment operations	(1.03)	1.29	5.26

Less distributions from:
Net investment income	(0.21)	(0.87)	(2.33)
Return of capital	(0.42)	(0.02)	(0.13)

Total distributions	(0.63)	(0.89)	(2.46)

Net asset value, end of period	$101.37	$103.03	$102.63

Total return	(1.01)%	1.27%	5.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$633,589	$417,261	$220,656
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	0.13%	0.57%	2.76%
Portfolio turnover rate[f]	23%	31%	34%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of period	$122.64	$116.13	$108.16	$103.88	$96.71	$110.30

Income from investment operations:
Net investment income[b]	1.69	2.46	4.12	2.92	4.04	0.80
Net realized and unrealized gain (loss)[c]	(9.51)	6.56	7.87	4.01	7.38	(8.70)

Total from investment operations	(7.82)	9.02	11.99	6.93	11.42	(7.90)

Less distributions from:
Net investment income	(1.84)	(2.51)	(4.02)	(2.65)	(4.25)	(4.52)
Return of capital	—	—	—	—	—	(1.17)

Total distributions	(1.84)	(2.51)	(4.02)	(2.65)	(4.25)	(5.69)

Net asset value, end of period	$112.98	$122.64	$116.13	$108.16	$103.88	$96.71

Total return	(6.44)%	7.85%	11.33%[d]	6.74%	12.00%	(7.50)%

Ratios/Supplemental data:
Net assets, end of period (000s)	$13,806,525	$22,823,956	$21,322,214	$19,448,004	$20,100,833	$10,271,118
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	1.43%	2.06%	5.48%	2.74%	3.95%	0.78%
Portfolio turnover rate[f]	47%	10%	15%	13%	15%	10%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Global Inflation-Linked Bond ETF

	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$52.61	$50.78	$49.75

Income from investment operations:
Net investment income[b]	1.16	1.45	0.78
Net realized and unrealized gain (loss)[c]	(2.29)	1.48	0.59

Total from investment operations	(1.13)	2.93	1.37

Less distributions from:
Net investment income	(0.50)	(1.10)	(0.34)
Return of capital	(0.13)	—	—

Total distributions	(0.63)	(1.10)	(0.34)

Net asset value, end of period	$50.85	$52.61	$50.78

Total return	(2.16)%[d]	5.87%	2.76%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,423	$15,782	$15,233
Ratio of expenses to average net assets[f]	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[f]	2.26%	2.83%	3.42%
Portfolio turnover rate[g]	64%	18%	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes payment from an affiliate. See Note 2. Not including these proceeds, the Fund’s total return would have been -2.18%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include Portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rate for the year ended October 31, 2013 was 64%. See note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares International Inflation-Linked Bond ETF

	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$49.46	$48.38	$49.35

Income from investment operations:
Net investment income[b]	1.71	1.89	1.02
Net realized and unrealized gain (loss)[c]	(2.74)	0.63	(1.54)

Total from investment operations	(1.03)	2.52	(0.52)

Less distributions from:
Net investment income	(1.07)	(1.35)	(0.12)
Return of capital	—	(0.09)	(0.33)

Total distributions	(1.07)	(1.44)	(0.45)

Net asset value, end of period	$47.36	$49.46	$48.38

Total return	(2.11)%	5.42%	(1.08)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$113,670	$59,354	$43,545
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	3.53%	3.97%	4.66%
Portfolio turnover rate[f]	28%	38%	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended October 31, 2013 and October 31, 2012, were 28% and 36%, respectively. See Note 4.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Bond ETF	Former Name[a]	Diversification Classification
0-5 Year TIPS	iShares Barclays 0-5 Year TIPS Bond Fund	Diversified
TIPS	iShares Barclays TIPS Bond Fund	Diversified
Global Inflation-Linked	iShares Global Inflation-Linked Bond Fund	Non-diversified
International Inflation-Linked	iShares International Inflation-Linked Bond Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares Bond ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
0-5 Year TIPS
Assets:
U.S. Government Obligations	$—	$631,783,405	$—	$631,783,405
Money Market Funds	204,682,670	—	—	204,682,670

	$204,682,670	$631,783,405	$—	$836,466,075

TIPS
Assets:
U.S. Government Obligations	$—	$13,761,273,723	$—	$13,761,273,723
Money Market Funds	5,660,672,166	—	—	5,660,672,166

	$5,660,672,166	$13,761,273,723	$—	$19,421,945,889

Global Inflation-Linked
Assets:
Foreign Government Inflation-Indexed Bonds & Notes	$—	$15,841,987	$—	$15,841,987
U.S. Government & Agency Obligations	—	8,985,855	—	8,985,855
Money Market Funds	1,404,523	—	—	1,404,523

	$1,404,523	$24,827,842	$—	$26,232,365

International Inflation-Linked
Assets:
Foreign Government Inflation-Indexed Bonds & Notes	$—	$111,978,458	$—	$111,978,458
Money Market Funds	56,029	—	—	56,029

	$56,029	$111,978,458	$—	$112,034,487

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

Inflation-indexed public obligations are income-generating instruments whose interest and principal payments are periodically adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond and is accounted for as interest income in the statements of operations.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of October 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Advisor”), an affiliate of BFA, under which BFA pays the Sub-Advisor for services it provides to the iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Bond ETF	Investment Advisory Fee
0-5 Year TIPS	0.20%
Global Inflation-Linked	0.40
International Inflation-Linked	0.40

Effective July 1, 2013, for its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.2000%		First $121 billion
0.1900	[a]	Over $121 billion, up to and including $211 billion
0.1805	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2013, for its investment advisory services to the iShares TIPS Bond ETF, BFA was entitled to an annual investment advisory fee of 0.20% based on the Fund’s average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended October 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares Bond ETF	Securities Lending Agent Fees
0-5 Year TIPS	$71,116
TIPS	2,528,808
Global Inflation-Linked	135

The iShares Global Inflation-Linked Bond ETF received a payment from BTC to compensate for foregone securities lending revenue. The payment is reported in the statements of operations under “Payment from affiliate”.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2013 were as follows:

	U.S. Government Obligations		Other Securities
iShares Bond ETF	Purchases	Sales	Purchases	Sales
0-5 Year TIPS	$151,814,805	$117,600,107	$—	$—
TIPS	10,843,085,970	8,775,141,991	—	—
Global Inflation-Linked	6,833,011	4,340,827	15,649,745	11,676,170
International Inflation-Linked	—	—	59,107,596	28,281,235

In-kind transactions (see Note 4) for the year ended October 31, 2013 were as follows:

iShares Bond ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS	$273,600,574	$50,285,663
TIPS	1,016,081,198	10,665,554,160
Global Inflation-Linked	4,446,553	—
International Inflation-Linked	29,665,842	—

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of October 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of October 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of October 31, 2013, attributable to distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Bond ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year TIPS	$—	$211,535	$(211,535)
TIPS	945,378,383	—	(945,378,383)
Global Inflation-Linked	—	(394,975)	394,975
International Inflation-Linked	—	(1,601,343)	1,601,343

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

iShares Bond ETF	2013	2012
0-5 Year TIPS
Ordinary income	$1,020,969	$2,787,972
Return of Capital	1,989,864	72,147

	$3,010,833	$2,860,119

TIPS
Ordinary income	$308,771,783	$479,527,047

Global Inflation-Linked
Ordinary income	$221,439	$329,504
Return of Capital	56,448	—

	$277,887	329,504

International Inflation-Linked
Ordinary income	$2,015,059	$1,431,148
Return of Capital	—	89,834

	$2,015,059	$1,520,982

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Bond ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year TIPS	$—	$(344,839)	$(4,606,194)	$(4,951,033)
TIPS	14,358,936	(56,959,182)	44,634,416	2,034,170
Global Inflation-Linked	—	(571,282)	(663,413)	(1,234,695)
International Inflation-Linked	137,896	(1,151,998)	(4,643,228)	(5,657,330)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Bond ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2019	Total
0-5 Year TIPS	$323,236	$—	$—	$21,603	$344,839
TIPS	55,969,654	460,813	528,715	—	56,959,182
Global Inflation-Linked	571,282	—	—	—	571,282
International Inflation-Linked	1,151,998	—	—	—	1,151,998

[a]	Must be utilized prior to losses subject to expiration.

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year TIPS	$841,072,269	$211,620	$(4,817,814)	$(4,606,194)
TIPS	19,377,311,473	346,858,058	(302,223,642)	44,634,416
Global Inflation-Linked	26,893,182	354,182	(1,014,999)	(660,817)
International Inflation-Linked	116,697,053	2,499,150	(7,161,716)	(4,662,566)

Management has reviewed the tax positions as of October 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares 0-5 Year TIPS Bond ETF, iShares TIPS Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF (the “Funds”), at October 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2013

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Bond ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Inflation-Linked	$565,145	$1,161
International Inflation-Linked	4,121,816	20,897

Under Section 871(k)(1)(C) of the Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2013:

iShares Bond ETF	Interest- Related Dividends
0-5 Year TIPS	$1,020,969
TIPS	226,517,932
Global Inflation-Linked	100,971

The Funds hereby designate the following amounts of distributions from direct Federal Obligation Interest for the fiscal year ended October 31, 2013:

iShares Bond ETF	Federal Obligation Interest [a]
0-5 Year TIPS	$1,020,969
TIPS	226,517,932
Global Inflation-Linked	100,971

[a]	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

TAX INFORMATION	43

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.  iShares 0-5 Year TIPS Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.  iShares TIPS Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for a breakpoint in the Fund’s investment advisory fee rate as the aggregate assets of certain iShares Funds, including the Fund, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.  iShares Global Inflation-Linked Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group. The Board further noted that the Fund ranked in the fourth Lipper Quintile for expenses when compared to a subset of the Lipper Group identified as pure index funds.

The Board noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense levels and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the investment advisory fee rate under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

IV.  iShares International Inflation-Linked Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Agreements for the Fund,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group. The Board further noted that the Fund ranked in the fourth Lipper Quintile for expenses when compared to a subset of the Lipper Group identified as pure index funds.

The Board noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense levels and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on the review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
0-5 Year TIPS	$0.247641	$—	$0.380517	$0.628158	39%	—%	61%		100%
TIPS	1.837828	—	0.001503	1.839331	100	—	0	[a]	100
Global Inflation-Linked	0.416510	—	0.212944	0.629454	66	—	34		100
International Inflation-Linked	1.065023	—	—	1.065023	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year TIPS Bond ETF

Period Covered: January 1, 2011 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.14%
Between 0.5% and –0.5%	689	99.86

	690	100.00%

iShares TIPS Bond ETF

Period Covered: January 1, 2008 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.14%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	6	0.41
Greater than 1.5% and Less than 2.0%	11	0.76
Greater than 1.0% and Less than 1.5%	22	1.52
Greater than 0.5% and Less than 1.0%	55	3.80
Between 0.5% and –0.5%	1,342	92.81
Less than –0.5% and Greater than –1.0%	5	0.35
Less than –1.0%	1	0.07

	1,446	100.00%

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Global Inflation-Linked Bond ETF

Period Covered: July 1, 2011 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	6	1.06%
Greater than 2.0% and Less than 2.5%	34	6.02
Greater than 1.5% and Less than 2.0%	48	8.50
Greater than 1.0% and Less than 1.5%	37	6.55
Greater than 0.5% and Less than 1.0%	43	7.61
Between 0.5% and –0.5%	172	30.44
Less than –0.5% and Greater than –1.0%	56	9.91
Less than –1.0% and Greater than –1.5%	70	12.39
Less than –1.5% and Greater than –2.0%	81	14.34
Less than –2.0% and Greater than –2.5%	15	2.65
Less than –2.5% and Greater than –3.0%	3	0.53

	565	100.00%

iShares International Inflation-Linked Bond ETF

Period Covered: July 1, 2011 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.18%
Greater than 4.0% and Less than 4.5%	1	0.18
Greater than 3.5% and Less than 4.0%	14	2.48
Greater than 3.0% and Less than 3.5%	14	2.48
Greater than 2.5% and Less than 3.0%	9	1.59
Greater than 2.0% and Less than 2.5%	25	4.42
Greater than 1.5% and Less than 2.0%	74	13.10
Greater than 1.0% and Less than 1.5%	102	18.05
Greater than 0.5% and Less than 1.0%	107	18.94
Between 0.5% and –0.5%	103	18.23
Less than –0.5% and Greater than –1.0%	44	7.79
Less than –1.0% and Greater than –1.5%	66	11.68
Less than –1.5% and Greater than –2.0%	5	0.88

	565	100.00%

SUPPLEMENTAL INFORMATION	59

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 300 Funds (as of October 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (48)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	61

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	63

Notes:

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	65

Notes:

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by BofA Merrill Lynch, nor are they sponsored, endorsed or issued by Barclays Capital Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Go paperless. . .
It’s Fast, Convenient, and Timely!
To sign up today, go to www.icsdelivery.com

iS-AR-101-1013

OCTOBER 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NYSE Arca
➢	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ
➢	iShares International Treasury Bond ETF | IGOV | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Global bonds produced mixed results for the 12-month period ended October 31, 2013 (the “reporting period”). As the reporting period began, slowing global economic growth led central banks around the world to take more aggressive actions to stimulate economic activity. Most notably, the U.S. Federal Reserve Bank (the “Fed”) and the Bank of England increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time.

By early 2013, global economic conditions began to improve, though the overall pace of growth remained subdued. In the U.S., signs of better economic growth included a five-year low in the unemployment rate (7.2% in September 2013), stronger vehicle sales, and a burgeoning recovery in the housing market. European economies stabilized, helping the euro zone emerge from an 18-month recession in the second and third quarters of 2013, while the U.K. economy benefited from growth in home construction and consumer spending. Meanwhile, the Bank of Japan’s aggressive economic stimulus efforts began to bear fruit as Japan reported positive economic growth for the three consecutive quarters ended September 30, 2013. In contrast, many of the largest emerging economies — including China, India, Russia, and Brazil — all experienced slowing economic growth in the first half of 2013.

Beyond the economic environment, the global fixed-income markets were also impacted by other events. Federal budget conflicts in the U.S. led to the fiscal cliff and the “sequester” in early 2013, which involved addressing expiring federal tax cuts and across-the-board spending reductions, as well as a two-week government shutdown over the federal debt ceiling in October 2013. In addition, the Fed signaled in May 2013 that it may taper its quantitative easing measures before the end of the year. Although the Fed delayed its tapering plans late in the reporting period, the Fed’s May announcement pushed bond yields higher in most regions of the world throughout the summer months.

For the reporting period, bond yields rose in the U.S. and the U.K., as well as in select core European bond markets, particularly Germany and the Netherlands. Yields in other core European markets, such as France and Belgium, were largely unchanged. Bond yields in peripheral European markets, such as Italy and Spain, fell significantly during the reporting period, benefiting from a pledge of support from the European Central Bank. Yields in Japan also declined during the reporting period, reflecting the more accommodative policies initiated by the Bank of Japan.

From a sector perspective, corporate bonds and other non-government securities outperformed government bonds on a global basis for the reporting period. This outperformance was driven in large part by strong and growing global demand for yield. Non-government securities typically have higher yields than government bonds, and increased investor demand for these higher-yielding securities contributed to their outperformance.

For U.S. investors, currency fluctuations had a mostly negative impact on global bond performance. A stronger U.S. dollar reduces returns on non-U.S. investments for U.S. investors, and the U.S. dollar appreciated by approximately 0.5% versus the British pound, 4.5% against the Canadian dollar, 9.5% versus the Australian dollar, and more than 20% against the Japanese yen (reflecting the changing central bank policies in the two countries). The main exception was the euro — the U.S. dollar depreciated by about 4.5% against the euro for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.01)%	(4.26)%	(2.96)%	(4.01)%	(4.26)%	(2.96)%
5 Years	13.36%	12.56%	14.46%	87.16%	80.66%	96.42%
Since Inception	7.07%	7.11%	7.93%	49.40%	49.66%	56.56%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/17/07. The first day of secondary market trading was 12/19/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$942.00	$2.94	$1,000.00	$1,022.20	$3.06	0.60%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”), formerly the iShares J.P. Morgan USD Emerging Markets Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the J.P. Morgan EMBISM Global Core Index (the “Index”). The Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -4.01%, net of fees, while the total return for the Index was -2.96%.

As represented by the Index, emerging markets bonds declined modestly for the reporting period. The bulk of the decline in the Index occurred over the last six months of the reporting period, following the announcement by the Fed that it planned to taper its economic stimulus efforts before the end of 2013. The announcement led to rising interest rates and falling bond prices around the globe, as well as a broad shift away from riskier assets. As part of this shift, emerging markets bonds, many of which have lower credit ratings than bonds issued by the governments of developed countries, experienced a significant decline in investor demand throughout the summer of 2013.

All of the corporate bonds represented in the Index are denominated in U.S. dollars, so they are unaffected by currency fluctuations.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aa3	2.94%
A1	2.71
A2	4.40
A3	0.83
Baa1	17.65
Baa2	12.01
Baa3	30.90
Ba1	6.28
Ba3	0.84
B1	4.26
B2	3.45
Caa1	3.67
Not Rated	10.06

TOTAL	100.00%

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

Russia	6.58%
Brazil	6.57
Turkey	6.26
Mexico	6.20
Philippines	6.03
Indonesia	5.63
Venezuela	4.68
Colombia	4.53
South Africa	3.93
Poland	3.75

TOTAL	54.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.29)%	(1.41)%	(0.96)%	(1.29)%	(1.41)%	(0.96)%
Since Inception	1.74%	1.73%	2.21%	8.61%	8.55%	11.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,012.30	$1.78	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”), formerly the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year (the “Index”). The Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. that have a remaining maturity of greater than one year and less than or equal to three years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -1.29%, net of fees, while the total return for the Index was -0.96%.

As represented by the Index, short-term government bonds in developed countries outside of the U.S. declined modestly for the reporting period. Short-term bond yields were relatively stable during the first half of the reporting period, when economic conditions began to improve after many of the world’s central banks expanded their economic stimulus efforts. Short-term bond yields rose slightly during the summer of 2013 in the wake of the Fed’s announcement that it planned to taper its economic stimulus efforts before the end of the year. In September 2013, however, the Fed decided to delay its tapering plans until economic conditions improved further, and this led to a rally in international bond markets over the last six weeks of the reporting period.

Currency fluctuations contributed to the decline in the Index for the reporting period. Approximately half of the bonds represented in the Index as of October 31, 2013, were denominated in euros. The euro appreciated by approximately 4.5% versus the U.S. dollar for the reporting period, and a weaker U.S. dollar increases returns on non-U.S. investments for U.S. investors. However, the U.S. dollar appreciated against most of the other currencies represented in the Index, which reduced returns on bonds denominated in these currencies. The U.S. dollar rallied by 0.5% versus the British pound, 4.5% against the Canadian dollar, 9.5% versus the Australian dollar, and more than 20% against the Japanese yen. Japanese bonds comprised approximately 20% of the Index as of the end of the reporting period.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	43.88%
Aa1	9.98
Aa3	26.09
Baa2	5.69
Baa3	5.12
Ba1	4.69
Ba3	4.13
Not Rated	0.42

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

Japan	21.44%
Italy	5.69
Germany	5.41
Spain	5.12
United Kingdom	5.05
France	4.93
Ireland	4.69
Netherlands	4.68
Belgium	4.65
Denmark	4.63

TOTAL	66.29%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.58%	0.61%	0.91%	0.58%	0.61%	0.91%
Since Inception	3.99%	4.02%	4.50%	20.57%	20.70%	23.42%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.70	$1.77	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

The iShares International Treasury Bond ETF (the “Fund”), formerly the iShares S&P/Citigroup International Treasury Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex-US (the “Index”). The Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 0.58%, net of fees, while the total return for the Index was 0.91%.

As represented by the Index, government bonds in developed countries outside of the U.S. posted narrowly positive returns for the reporting period. International bond yields were relatively stable during the first half of the reporting period, when economic conditions began to improve after many of the world’s central banks expanded their economic stimulus efforts. Yields rose during the summer of 2013 in the wake of the Fed’s announcement that it planned to taper its economic stimulus efforts before the end of the year. In September 2013, however, the Fed decided to delay its tapering plans until economic conditions improved further, and this led to a rally in international bond markets over the last six weeks of the reporting period.

Currency fluctuations had slightly negative impact on Index performance for the reporting period. More than half of the bonds represented in the Index as of October 31, 2013, were denominated in euros. The euro appreciated by approximately 4.5% versus the U.S. dollar for the reporting period, and a weaker U.S. dollar increases returns on non-U.S. investments for U.S. investors. However, the U.S. dollar appreciated against most of the other currencies represented in the Index, which reduced returns on bonds denominated in these currencies. The U.S. dollar rallied by 0.5% versus the British pound, 4.5% against the Canadian dollar, 9.5% versus the Australian dollar, and more than 20% against the Japanese yen. Japanese bonds comprised approximately 20% of the Index as of the end of the reporting period.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	39.14%
Aa1	12.12
Aa3	26.07
Baa2	7.20
Baa3	4.72
Ba1	4.66
Ba3	4.49
Not Rated	1.60

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST COUNTRY ALLOCATIONS

As of 10/31/13

Country	Percentage of Total Investments*

Japan	22.10%
Italy	7.21
France	6.91
Germany	5.97
United Kingdom	5.21
Austria	4.72
Spain	4.72
Netherlands	4.68
Belgium	4.67
Ireland	4.66

TOTAL	70.85%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2013 and held through October 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 0.67%

CHINA — 0.35%
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	$14,200	$13,362,342

		13,362,342
KAZAKHSTAN — 0.32%
KazAgro National Management Holding JSC
4.63%, 05/24/23[c]	10,000	9,450,000
4.63%, 05/24/23[b]	3,000	2,835,000

		12,285,000

TOTAL CORPORATE BONDS & NOTES
(Cost: $25,308,820)		25,647,342

FOREIGN AGENCY OBLIGATIONS[a] — 19.61%

AZERBAIJAN — 0.26%
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	10,300	9,913,750

		9,913,750
BRAZIL — 1.48%
Banco Nacional de Desenvolvimento Economico e Social
5.75%, 09/26/23[c]	6,700	6,942,875
6.37%, 06/16/18[b]	9,000	9,900,000
6.50%, 06/10/19[b]	16,065	17,731,744
Brazil Minas SPE
5.33%, 02/15/28[b]	10,546	10,282,350
Caixa Economica Federal
2.38%, 11/06/17[b]	3,250	3,075,312
4.50%, 10/03/18[c]	9,000	9,033,750

		56,966,031
CHILE — 1.24%
Corporacion Nacional del Cobre de Chile
3.00%, 07/17/22[b]	30,828	28,212,552
3.75%, 11/04/20[b]	7,986	7,977,535
3.88%, 11/03/21[b]	11,706	11,573,137

		47,763,224

Security	Principal (000s)	Value

CHINA — 2.43%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	$15,800	$14,653,868
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[c]	8,000	8,154,400
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	22,997	23,526,621
Sinopec Group Overseas Development 2012 Ltd.
2.75%, 05/17/17[b]	13,548	13,827,495
3.90%, 05/17/22[b]	21,215	20,838,646
4.88%, 05/17/42[b]	13,144	12,389,140

		93,390,170
INDONESIA — 1.52%
Majapahit Holding BV
7.75%, 01/20/20[b]	4,065	4,654,425
PT Pertamina (Persero) Tbk
4.88%, 05/03/22[b]	800	768,000
5.25%, 05/23/21[b]	17,600	17,600,000
5.63%, 05/20/43[b]	15,820	13,407,450
6.00%, 05/03/42[b]	12,038	10,653,630
PT Perusahaan Gas Negara (Persero) Tbk
5.25%, 10/24/42[b]	14,060	11,388,600

		58,472,105
KAZAKHSTAN — 3.28%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	19,234	17,791,450
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	8,857	9,277,707
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[b]	19,677	24,104,325
KazMunayGas National Co. JSC
4.40%, 04/30/23[c]	13,549	12,871,550
5.75%, 04/30/43[b]	25,096	22,837,360
6.38%, 04/09/21[b]	35,590	39,593,875

		126,476,267

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

MALAYSIA — 1.92%
Penerbangan Malaysia Bhd
5.63%, 03/15/16[b]	$17,930	$19,613,268
Petronas Capital Ltd.
5.25%, 08/12/19[b]	22,876	25,689,519
7.88%, 05/22/22[b]	22,206	28,625,755

		73,928,542
MEXICO — 2.48%
Comision Federal de Electricidad
4.88%, 05/26/21[b]	4,686	4,873,440
Pemex Project Funding Master Trust
6.63%, 06/15/35	16,811	18,071,825
Petroleos Mexicanos
5.50%, 01/21/21	20,200	22,078,600
6.50%, 06/02/41	21,782	23,034,465
8.00%, 05/03/19	22,520	27,530,700

		95,589,030
PHILIPPINES — 0.80%
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[b]	22,198	26,804,085
7.39%, 12/02/24[b]	3,260	4,075,000

		30,879,085
RUSSIA — 1.17%
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.30%, 12/27/17[b]	9,000	9,337,500
6.30%, 05/15/17[b]	3,775	4,067,563
Russian Railways OJSC via RZD Capital PLC
5.74%, 04/03/17[b]	13,570	14,604,712
Vnesheconombank Via VEB Finance PLC
6.80%, 11/22/25[b]	11,200	12,208,000
6.90%, 07/09/20[b]	4,258	4,790,250

		45,008,025
SOUTH AFRICA — 1.21%
Eskom Holdings Ltd.
5.75%, 01/26/21[b]	18,357	18,586,463
6.75%, 08/06/23[b]	15,600	16,107,000

Security	Principal (000s)	Value

Transnet SOC Ltd.
4.00%, 07/26/22[b]	$13,080	$11,739,300

		46,432,763
VENEZUELA — 1.82%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	14,665	8,945,406
5.50%, 04/12/37[b]	5,360	3,135,600
8.50%, 11/02/17[b]	23,198	20,762,389
9.00%, 11/17/21[b]	20,729	16,945,958
9.75%, 05/17/35[b]	12,756	9,694,560
12.75%, 02/17/22[b]	10,846	10,710,425

		70,194,338

TOTAL FOREIGN AGENCY OBLIGATIONS (Cost: $779,096,478)		755,013,330

FOREIGN GOVERNMENT OBLIGATIONS[a] — 77.44%

ANGOLA — 0.42%
Angola (Republic of)
7.00%, 08/16/19[b]	14,994	16,324,718

		16,324,718
ARGENTINA — 1.95%
Argentina (Republic of)
2.50%, 12/31/38[d]	66,034	24,432,580
8.28%, 12/31/33	18,995	13,391,316
8.28%, 12/31/33	51,552	37,117,655

		74,941,551
BRAZIL — 4.94%
Brazil (Federative Republic of)
2.63%, 01/05/23	31,500	28,035,000
4.88%, 01/22/21	6,750	7,330,500
5.63%, 01/07/41	25,880	26,268,200
5.88%, 01/15/19	6,434	7,383,015
6.00%, 01/17/17	19,455	21,916,057
7.13%, 01/20/37	9,113	10,890,035
8.25%, 01/20/34	23,216	30,819,240
10.13%, 05/15/27	19,798	30,983,870
11.00%, 08/17/40 (Call 08/17/15)	22,835	26,602,775

		190,228,692
CHILE — 0.71%
Chile (Republic of)
3.25%, 09/14/21	13,384	13,517,840

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

3.88%, 08/05/20	$12,882	$13,719,330

		27,237,170
COLOMBIA — 4.43%
Colombia (Republic of)
2.63%, 03/15/23 (Call 12/15/22)	13,200	11,880,000
4.00%, 02/26/24	13,000	12,967,500
4.38%, 07/12/21	19,710	20,794,050
6.13%, 01/18/41	40,432	45,182,760
7.38%, 01/27/17	24,358	28,437,965
7.38%, 03/18/19	23,999	29,338,777
7.38%, 09/18/37	10,508	13,423,970
8.13%, 05/21/24	6,426	8,482,320

		170,507,342
COSTA RICA — 0.34%
Costa Rica (Republic of)
4.25%, 01/26/23[b]	13,971	13,202,595

		13,202,595
CROATIA — 2.58%
Croatia (Republic of)
5.50%, 04/04/23[b]	16,200	16,058,250
6.25%, 04/27/17[b]	11,560	12,354,750
6.38%, 03/24/21[b]	24,950	26,478,188
6.63%, 07/14/20[b]	33,670	36,363,600
6.75%, 11/05/19[b]	7,565	8,255,306

		99,510,094
DOMINICAN REPUBLIC — 1.07%
Dominican Republic
5.88%, 04/18/24[b]	16,500	16,170,000
7.50%, 05/06/21[b]	22,478	24,950,580

		41,120,580
EGYPT — 0.37%
Egypt (Arab Republic of)
5.75%, 04/29/20[b]	15,321	14,191,076

		14,191,076
EL SALVADOR — 0.40%
El Salvador (Republic of)
7.65%, 06/15/35[b]	14,609	15,412,495

		15,412,495
GHANA — 0.39%
Ghana (Republic of)
7.88%, 08/07/23[b]	15,000	14,887,500

		14,887,500

Security	Principal (000s)	Value

HUNGARY — 3.30%
Hungary (Republic of)
4.13%, 02/19/18	$13,954	$13,988,467
5.38%, 02/21/23	31,002	30,783,126
6.25%, 01/29/20	26,114	28,266,838
6.38%, 03/29/21	33,098	35,879,556
7.63%, 03/29/41	15,970	18,015,118

		126,933,105
INDONESIA — 3.99%
Indonesia (Republic of)
3.38%, 04/15/23[b]	5,000	4,500,000
4.63%, 04/15/43[b]	21,420	18,153,450
4.88%, 05/05/21[b]	13,520	14,027,000
5.25%, 01/17/42[b]	18,448	17,064,400
6.63%, 02/17/37[b]	16,512	17,998,080
6.88%, 03/09/17[b]	19,060	21,585,450
6.88%, 01/17/18[b]	32,951	37,399,385
7.75%, 01/17/38[b]	12,428	15,131,090
8.50%, 10/12/35[b]	3,760	4,878,600
11.63%, 03/04/19[b]	2,000	2,735,000

		153,472,455
IRAQ — 0.90%
Iraq (Republic of)
5.80%, 01/15/28[b] (Call 12/15/13)	40,165	34,843,137

		34,843,137
IVORY COAST — 0.85%
Ivory Coast (Republic of)
7.10%, 12/31/32[b,d]	36,167	32,640,717

		32,640,717
LATVIA — 0.82%
Latvia (Republic of)
2.75%, 01/12/20[b]	19,506	18,440,582
5.25%, 02/22/17[b]	12,097	13,158,996

		31,599,578
LEBANON — 3.07%
Lebanon (Republic of)
5.15%, 11/12/18[b]	16,000	15,520,000
6.00%, 01/27/23[b]	9,000	8,595,000
6.10%, 10/04/22[b]	14,731	14,325,898
6.38%, 03/09/20	18,284	18,466,840
6.75%, 11/29/27[b]	17,500	17,298,750

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

8.25%, 04/12/21[b]	$18,568	$20,610,480
9.00%, 03/20/17	21,023	23,493,202

		118,310,170
LITHUANIA — 2.29%
Lithuania (Republic of)
6.13%, 03/09/21[b]	23,230	26,506,359
6.63%, 02/01/22[b]	12,290	14,541,651
7.38%, 02/11/20[b]	39,012	47,298,929

		88,346,939
MEXICO — 3.58%
United Mexican States
3.63%, 03/15/22	34,022	34,362,220
4.00%, 10/02/23	5,390	5,457,375
4.75%, 03/08/44	20,772	19,317,960
5.63%, 01/15/17	22,028	24,704,402
5.75%, 10/12/49	4,500	4,320,000
5.95%, 03/19/19	8,300	9,657,050
6.05%, 01/11/40	19,990	22,438,775
6.75%, 09/27/34	14,243	17,305,245
7.50%, 04/08/33	116	152,540

		137,715,567
MONGOLIA — 0.31%
Mongolia (Government of)
5.13%, 12/05/22[b]	13,500	11,930,625

		11,930,625
MOROCCO — 0.46%
Morocco (Republic of)
4.25%, 12/11/22[b]	18,726	17,625,848

		17,625,848
PANAMA — 1.28%
Panama (Republic of)
5.20%, 01/30/20	18,923	20,909,915
6.70%, 01/26/36	24,054	28,383,720

		49,293,635
PERU — 3.48%
Peru (Republic of)
5.63%, 11/18/50	15,329	16,133,772
6.55%, 03/14/37	20,200	24,038,000
7.13%, 03/30/19	16,112	19,600,248
7.35%, 07/21/25	20,924	26,835,030
8.75%, 11/21/33	32,618	47,540,735

		134,147,785

Security	Principal (000s)	Value

PHILIPPINES — 5.09%
Philippines (Republic of the)
4.00%, 01/15/21	$18,000	$19,147,500
5.00%, 01/13/37	46,734	50,589,555
5.50%, 03/30/26	4,000	4,570,000
6.38%, 01/15/32	1,500	1,798,125
6.38%, 10/23/34	6,248	7,575,700
7.75%, 01/14/31	30,675	41,257,875
8.38%, 06/17/19	37,965	48,927,394
9.50%, 02/02/30	4,072	6,230,160
10.63%, 03/16/25	10,000	15,800,000

		195,896,309
POLAND — 3.66%
Poland (Republic of)
3.00%, 03/17/23	26,890	24,840,444
5.00%, 03/23/22	50,018	54,223,514
5.13%, 04/21/21	13,925	15,217,936
6.38%, 07/15/19	39,837	46,742,744

		141,024,638
ROMANIA — 1.48%
Romania (Republic of)
4.38%, 08/22/23[c]	6,450	6,304,875
4.38%, 08/22/23[b]	30,322	29,639,755
6.75%, 02/07/22[b]	18,398	21,249,690

		57,194,320
RUSSIA — 5.26%
Russian Federation (The)
3.25%, 04/04/17[b]	7,200	7,542,000
4.50%, 04/04/22[b]	6,000	6,232,500
5.00%, 04/29/20[b]	11,200	12,194,000
5.63%, 04/04/42[b]	18,600	19,344,000
5.88%, 09/16/43[c]	4,600	4,893,250
7.50%, 03/31/30[b,d]	80,896	96,266,020
11.00%, 07/24/18[b]	20,700	28,307,250
12.75%, 06/24/28[b]	15,900	27,666,000

		202,445,020
SERBIA — 1.32%
Serbia (Republic of)
4.88%, 02/25/20[b]	21,000	19,740,000
7.25%, 09/28/21[b]	29,974	31,172,960

		50,912,960

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

SLOVAKIA — 0.64%
Slovakia (Republic of)
4.38%, 05/21/22[b]	$23,586	$24,648,078

		24,648,078
SOUTH AFRICA — 2.64%
South Africa (Republic of)
4.67%, 01/17/24	35,418	34,886,730
5.50%, 03/09/20	7,522	8,133,162
5.88%, 05/30/22	8,110	8,880,450
5.88%, 09/16/25	14,300	15,193,750
6.88%, 05/27/19	29,920	34,520,200

		101,614,292
SRI LANKA — 1.07%
Sri Lanka (Democratic Socialist Republic of)
5.88%, 07/25/22[b]	12,590	12,228,037
6.25%, 10/04/20[b]	13,210	13,408,150
6.25%, 07/27/21[b]	15,506	15,622,295

		41,258,482
TURKEY — 6.12%
Turkey (Republic of)
3.25%, 03/23/23	14,030	12,311,325
4.88%, 04/16/43	10,750	9,285,313
5.63%, 03/30/21	8,000	8,520,000
6.00%, 01/14/41	18,696	18,719,370
6.25%, 09/26/22	14,000	15,382,500
6.75%, 04/03/18	8,857	9,964,125
6.75%, 05/30/40	9,031	9,832,501
6.88%, 03/17/36	21,066	23,172,600
7.00%, 09/26/16	12,000	13,395,000
7.00%, 03/11/19	10,450	11,952,188
7.00%, 06/05/20	46,310	53,256,500
7.25%, 03/05/38	1,132	1,301,800
7.50%, 07/14/17	14,932	17,078,475
8.00%, 02/14/34	25,459	31,505,512

		235,677,209
UKRAINE — 3.22%
Ukraine (Government of)
6.25%, 06/17/16[b]	13,560	12,322,650
6.58%, 11/21/16[b]	10,960	9,918,800
7.50%, 04/17/23[b]	5,500	4,846,875
7.50%, 04/17/23[c]	4,500	3,965,625
7.75%, 09/23/20[b]	25,375	23,186,406

Security	Principal (000s)	Value

7.80%, 11/28/22[b]	$28,800	$25,560,000
7.95%, 02/23/21[b]	24,000	21,930,000
9.25%, 07/24/17[b]	22,925	22,179,938

		123,910,294
URUGUAY — 1.89%
Uruguay (Republic of)
4.50%, 08/14/24	4,240	4,367,200
7.63%, 03/21/36	36,934	47,644,860
7.88%, 01/15/33[e]	15,756	20,640,360

		72,652,420
VENEZUELA — 2.75%
Venezuela (Bolivarian Republic of)
5.75%, 02/26/16[b]	5,399	4,805,110
7.00%, 12/01/18[b]	1,000	827,500
7.00%, 03/31/38[b]	7,800	5,167,500
7.65%, 04/21/25	4,200	3,045,000
7.75%, 10/13/19[b]	13,561	11,052,215
8.25%, 10/13/24[b]	16,668	12,626,010
9.00%, 05/07/23[b]	18,303	14,779,672
9.25%, 09/15/27	7,777	6,377,140
9.25%, 05/07/28[b]	4,998	3,923,430
9.38%, 01/13/34	9,782	7,703,325
11.75%, 10/21/26[b]	7,660	7,028,050
11.95%, 08/05/31[b]	6,181	5,671,068
12.75%, 08/23/22[b]	22,662	22,718,655

		105,724,675
VIETNAM — 0.37%
Vietnam (Socialist Republic of)
6.75%, 01/29/20[b]	13,101	14,378,348

		14,378,348

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $3,083,643,203)		2,981,760,419

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2013

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 0.49%

MONEY MARKET FUNDS — 0.49%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	18,977	$18,976,973

		18,976,973

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,976,973)		18,976,973

TOTAL INVESTMENTS IN SECURITIES — 98.21%
(Cost: $3,907,025,474)		3,781,398,064
Other Assets, Less Liabilities — 1.79%		68,874,979

NET ASSETS — 100.00%		$3,850,273,043

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	Payment-in-kind (PIK) security. Income may be paid in cash or additional securities at the issuer’s discretion.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security		Principal (000s)	Value

FOREIGN GOVERNMENT OBLIGATIONS — 98.46%

AUSTRALIA — 4.40%
Australia (Commonwealth of)
4.50%, 10/21/14	AUD	92	$88,734
4.75%, 10/21/15	AUD	2,084	2,050,684
4.75%, 06/15/16	AUD	4,814	4,775,060
6.25%, 04/15/15	AUD	449	447,260

			7,361,738
AUSTRIA — 4.44%
Austria (Republic of)
3.40%, 10/20/14[a]	EUR	1,236	1,733,322
3.50%, 07/15/15[a]	EUR	2,170	3,115,821
4.00%, 09/15/16[a]	EUR	1,725	2,588,233

			7,437,376
BELGIUM — 4.58%
Belgium (Kingdom of)
2.75%, 03/28/16[a]	EUR	1,195	1,714,119
3.25%, 09/28/16[a]	EUR	625	915,521
3.50%, 03/28/15[a]	EUR	1,192	1,694,511
3.75%, 09/28/15[a]	EUR	1,472	2,132,537
8.00%, 03/28/15	EUR	799	1,203,114

			7,659,802
CANADA — 4.47%
Canada (Government of)
1.00%, 11/01/14	CAD	1,118	1,071,864
1.00%, 02/01/15	CAD	50	47,927
1.00%, 05/01/15	CAD	1,433	1,373,068
1.00%, 11/01/15	CAD	750	717,745
1.00%, 08/01/16	CAD	800	762,655
1.25%, 02/01/16	CAD	454	436,604
1.50%, 08/01/15	CAD	47	45,398
2.00%, 12/01/14	CAD	94	91,083
2.00%, 06/01/16	CAD	875	856,893
2.50%, 06/01/15	CAD	20	19,610
2.75%, 09/01/16	CAD	925	924,237
3.00%, 12/01/15	CAD	29	28,883
4.00%, 06/01/16	CAD	1,060	1,089,436
4.50%, 06/01/15	CAD	23	23,239

			7,488,642
DENMARK — 4.56%
Denmark (Kingdom of)
2.00%, 11/15/14	DKK	16,096	2,993,579

Security		Principal (000s)	Value

4.00%, 11/15/15	DKK	23,568	$4,632,417

			7,625,996
FINLAND — 3.38%
Finland (Republic of)
1.75%, 04/15/16[a]	EUR	1,378	1,943,736
4.25%, 07/04/15[a]	EUR	2,555	3,711,074

			5,654,810
FRANCE — 4.85%
France (Republic of)
2.00%, 07/12/15	EUR	532	745,349
2.25%, 02/25/16	EUR	778	1,105,106
2.50%, 01/15/15	EUR	557	777,955
2.50%, 07/25/16	EUR	676	970,997
3.00%, 07/12/14	EUR	322	446,313
3.00%, 10/25/15	EUR	1,090	1,562,129
3.25%, 04/25/16	EUR	515	749,668
3.50%, 04/25/15	EUR	1,242	1,769,821

			8,127,338
GERMANY — 5.33%
Germany (Federal Republic of)
1.75%, 10/09/15	EUR	760	1,066,506
2.25%, 04/10/15	EUR	109	153,052
2.50%, 02/27/15	EUR	1,562	2,190,938
3.25%, 07/04/15	EUR	785	1,122,527
3.50%, 01/04/16	EUR	1,749	2,551,420
3.75%, 01/04/15	EUR	849	1,204,035
4.00%, 07/04/16	EUR	424	635,049

			8,923,527
IRELAND — 4.62%
Ireland (Republic of)
4.50%, 02/18/15	EUR	1,393	1,995,817
4.60%, 04/18/16	EUR	3,902	5,741,278

			7,737,095
ITALY — 5.60%
Italy (Republic of)
2.25%, 05/15/16	EUR	318	437,591
2.75%, 12/01/15	EUR	412	574,380
3.00%, 04/15/15	EUR	1,418	1,978,432
3.00%, 06/15/15	EUR	646	902,054
3.00%, 11/01/15	EUR	1,306	1,829,925
3.75%, 08/01/15	EUR	541	765,262
3.75%, 04/15/16	EUR	158	225,390

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security		Principal (000s)	Value

3.75%, 08/01/16	EUR	451	$643,858
4.25%, 02/01/15	EUR	592	837,451
4.75%, 09/15/16	EUR	425	622,681
6.00%, 11/15/14	EUR	394	563,946

			9,380,970
JAPAN — 21.11%
Japan (Government of)
0.10%, 01/15/15	JPY	329,650	3,360,609
0.10%, 04/15/15	JPY	116,450	1,187,194
0.10%, 05/15/15	JPY	130,150	1,326,877
0.10%, 08/15/15	JPY	198,850	2,026,989
0.10%, 09/15/15	JPY	247,400	2,521,886
0.20%, 07/15/15	JPY	174,050	1,777,169
0.30%, 06/20/15	JPY	31,500	322,186
0.30%, 09/20/15	JPY	27,700	283,418
0.30%, 06/20/16	JPY	72,450	742,031
0.30%, 09/20/16	JPY	104,000	1,065,345
0.40%, 06/20/15	JPY	192,850	1,975,676
0.40%, 09/20/15	JPY	51,450	527,406
0.40%, 06/20/16	JPY	371,200	3,811,695
0.40%, 09/20/16	JPY	246,700	2,534,339
0.50%, 03/20/15	JPY	140,850	1,443,788
0.50%, 12/20/15	JPY	94,400	970,345
0.50%, 03/20/16	JPY	114,650	1,179,501
0.60%, 09/20/14	JPY	21,850	223,714
0.60%, 12/20/15	JPY	21,200	218,372
0.60%, 03/20/16	JPY	51,450	530,547
1.20%, 06/20/15	JPY	20,700	214,781
1.30%, 03/20/15	JPY	101,700	1,053,820
1.30%, 06/20/15	JPY	20,750	215,643
1.40%, 09/20/15	JPY	90,000	939,730
1.40%, 12/20/15	JPY	69,000	722,738
1.50%, 03/20/15	JPY	50,000	519,499
1.50%, 09/20/15	JPY	183,450	1,918,979
1.50%, 12/20/15	JPY	74,300	779,858
1.60%, 12/20/15	JPY	70,800	744,652
5.00%, 09/22/14	JPY	19,600	208,373

			35,347,160
NETHERLANDS — 4.61%
Netherlands (Kingdom of the)
0.00%, 04/15/16[a]	EUR	515	694,223
0.75%, 04/15/15	EUR	1,121	1,536,669
2.75%, 01/15/15[a]	EUR	1,211	1,697,015

Security		Principal (000s)	Value

3.25%, 07/15/15[a]	EUR	1,360	$1,944,166
4.00%, 07/15/16[a]	EUR	1,234	1,841,997

			7,714,070
NORWAY — 4.50%
Norway (Kingdom of)
5.00%, 05/15/15	NOK	42,584	7,524,898

			7,524,898
PORTUGAL — 4.06%
Portugal (Republic of)
3.35%, 10/15/15[a]	EUR	2,867	3,874,036
3.60%, 10/15/14[a]	EUR	1,415	1,933,275
6.40%, 02/15/16[a]	EUR	702	997,148

			6,804,459
SPAIN — 5.04%
Spain (Kingdom of)
2.75%, 03/31/15	EUR	415	577,022
3.00%, 04/30/15	EUR	1,591	2,219,265
3.15%, 01/31/16	EUR	808	1,134,483
3.25%, 04/30/16	EUR	449	632,878
3.30%, 10/31/14	EUR	456	635,058
3.30%, 07/30/16	EUR	368	519,052
3.75%, 10/31/15	EUR	622	882,241
4.00%, 07/30/15	EUR	807	1,145,828
4.40%, 01/31/15	EUR	491	696,337

			8,442,164
SWEDEN — 4.44%
Sweden (Kingdom of)
3.00%, 07/12/16	SEK	20,760	3,358,436
4.50%, 08/12/15	SEK	24,875	4,078,684

			7,437,120
SWITZERLAND — 3.50%
Switzerland (Confederation of)
2.50%, 03/12/16[b]	CHF	3,159	3,693,959
3.75%, 06/10/15[b]	CHF	1,843	2,157,748

			5,851,707
UNITED KINGDOM — 4.97%
United Kingdom
2.00%, 01/22/16[b]	GBP	917	1,519,064
2.75%, 01/22/15[b]	GBP	1,693	2,798,313
4.00%, 09/07/16[b]	GBP	800	1,404,863
4.75%, 09/07/15[b]	GBP	1,187	2,058,749

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security		Principal or Shares (000s)	Value

8.00%, 12/07/15[b]	GBP	292	$542,774

			8,323,763

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $160,632,593)			164,842,635

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c],d		176	175,770

			175,770

TOTAL SHORT-TERM INVESTMENTS
(Cost: $175,770)			175,770

TOTAL INVESTMENTS IN SECURITIES — 98.57%
(Cost: $160,808,363)			165,018,405
Other Assets, Less Liabilities — 1.43%			2,394,378

NET ASSETS — 100.00%			$167,412,783

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security	Principal (000s)		Value

FOREIGN GOVERNMENT OBLIGATIONS — 97.87%

AUSTRALIA — 4.25%
Australia (Commonwealth of)
2.75%, 04/21/24	AUD	900	$759,896
3.25%, 04/21/25[a]	AUD	250	217,910
3.25%, 04/21/29[a]	AUD	821	675,142
4.25%, 07/21/17	AUD	1,454	1,431,403
4.50%, 10/21/14	AUD	750	723,373
4.50%, 04/15/20	AUD	1,235	1,228,951
4.75%, 10/21/15	AUD	700	688,809
4.75%, 06/15/16	AUD	934	926,445
4.75%, 04/21/27[a]	AUD	1,171	1,161,184
5.25%, 03/15/19	AUD	2,322	2,396,491
5.50%, 01/21/18	AUD	1,194	1,231,649
5.50%, 04/21/23	AUD	1,429	1,517,942
5.75%, 05/15/21	AUD	1,387	1,482,457
5.75%, 07/15/22	AUD	1,261	1,357,183
6.00%, 02/15/17	AUD	2,184	2,259,628
6.25%, 06/15/14	AUD	431	417,506
6.25%, 04/15/15	AUD	982	978,195

			19,454,164

AUSTRIA — 4.62%
Austria (Republic of)
1.75%, 10/20/23[b]	EUR	450	595,715
1.95%, 06/18/19[b]	EUR	500	711,324
3.15%, 06/20/44[b]	EUR	25	35,986
3.20%, 02/20/17[b]	EUR	100	147,984
3.40%, 10/20/14[b]	EUR	253	354,798
3.40%, 11/22/22[b]	EUR	434	664,454
3.50%, 07/15/15[b]	EUR	1,305	1,873,800
3.50%, 09/15/21[b]	EUR	1,085	1,678,334
3.65%, 04/20/22[b]	EUR	674	1,050,413
3.80%, 01/26/62[b]	EUR	257	431,449
3.90%, 07/15/20[b]	EUR	1,287	2,030,918
4.00%, 09/15/16[b]	EUR	1,450	2,175,616
4.15%, 03/15/37[b]	EUR	1,195	1,997,724
4.30%, 09/15/17[b]	EUR	535	829,013
4.35%, 03/15/19[b]	EUR	3,298	5,256,247
4.85%, 03/15/26[b]	EUR	100	172,935
6.25%, 07/15/27	EUR	598	1,172,836

			21,179,546

Security	Principal (000s)		Value

BELGIUM — 4.57%
Belgium (Kingdom of)
2.25%, 06/22/23[a]	EUR	450	$603,573
3.00%, 09/28/19[a]	EUR	705	1,040,890
3.25%, 09/28/16[b]	EUR	3,762	5,510,195
3.75%, 09/28/15[b]	EUR	175	253,508
3.75%, 09/28/20[b]	EUR	597	918,221
3.75%, 06/22/45[a]	EUR	150	212,219
4.00%, 03/28/18[b]	EUR	1,742	2,674,948
4.00%, 03/28/19	EUR	822	1,274,228
4.00%, 03/28/22	EUR	419	651,896
4.00%, 03/28/32[a]	EUR	575	866,543
4.25%, 09/28/21[b]	EUR	325	515,156
4.25%, 09/28/22[a]	EUR	795	1,254,827
4.25%, 03/28/41[b]	EUR	606	945,299
4.50%, 03/28/26[b]	EUR	125	200,609
5.00%, 03/28/35[b]	EUR	896	1,535,848
5.50%, 03/28/28	EUR	1,394	2,462,809

			20,920,769

CANADA — 4.49%
Canada (Government of)
1.00%, 11/01/14	CAD	500	479,367
1.00%, 02/01/15	CAD	50	47,927
1.00%, 05/01/15	CAD	435	416,807
1.00%, 08/01/16	CAD	700	667,323
1.25%, 03/01/18	CAD	375	353,996
1.50%, 11/01/13	CAD	1,153	1,105,635
1.50%, 08/01/15	CAD	700	676,205
1.50%, 03/01/17	CAD	275	265,109
1.50%, 06/01/23	CAD	325	287,462
2.00%, 12/01/14	CAD	505	489,330
2.25%, 08/01/14	CAD	610	590,364
2.50%, 06/01/15	CAD	589	577,529
2.75%, 09/01/16	CAD	550	549,430
2.75%, 06/01/22	CAD	1,188	1,179,319
3.00%, 12/01/15	CAD	2,293	2,283,787
3.25%, 06/01/21	CAD	850	878,894
3.50%, 06/01/20	CAD	650	680,516
3.50%, 12/01/45	CAD	720	760,086
3.75%, 06/01/19	CAD	2,191	2,312,352
4.00%, 06/01/17	CAD	1,898	1,984,451
4.00%, 06/01/41	CAD	745	847,979

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security	Principal (000s)		Value

5.00%, 06/01/37	CAD	778	$1,002,444
5.75%, 06/01/29	CAD	609	803,908
5.75%, 06/01/33	CAD	670	914,524
8.00%, 06/01/27	CAD	150	231,657
9.00%, 06/01/25	CAD	120	189,716

			20,576,117

DENMARK — 4.50%
Denmark (Kingdom of)
1.50%, 11/15/23	DKK	6,832	1,216,425
2.00%, 11/15/14	DKK	4,255	791,367
2.50%, 11/15/16	DKK	2,366	459,711
3.00%, 11/15/21	DKK	13,454	2,750,083
4.00%, 11/15/15	DKK	18,205	3,578,318
4.00%, 11/15/17	DKK	10,023	2,082,642
4.00%, 11/15/19	DKK	15,097	3,237,993
4.50%, 11/15/39	DKK	18,558	4,642,516
7.00%, 11/10/24	DKK	6,614	1,843,445

			20,602,500

FINLAND — 3.89%
Finland (Republic of)
1.13%, 09/15/18[b]	EUR	700	963,336
1.50%, 04/15/23[b]	EUR	1,013	1,332,146
1.63%, 09/15/22[b]	EUR	700	940,040
1.75%, 04/15/16[b]	EUR	1,488	2,098,896
1.88%, 04/15/17[b]	EUR	50	71,222
2.63%, 07/04/42[b]	EUR	455	607,208
2.75%, 07/04/28[b]	EUR	918	1,288,718
3.38%, 04/15/20[b]	EUR	425	653,824
3.50%, 04/15/21[b]	EUR	1,039	1,610,809
3.88%, 09/15/17[b]	EUR	1,054	1,611,596
4.00%, 07/04/25[b]	EUR	1,177	1,897,963
4.25%, 07/04/15[b]	EUR	635	922,322
4.38%, 07/04/19[b]	EUR	2,390	3,843,872

			17,841,952

FRANCE — 6.77%
France (Republic of)
0.25%, 11/25/15	EUR	75	101,843
1.75%, 05/25/23	EUR	100	131,216
2.00%, 07/12/15	EUR	300	419,975
2.25%, 02/25/16	EUR	290	411,185
2.25%, 10/25/22	EUR	338	467,750
2.50%, 01/12/14	EUR	645	880,531

Security	Principal (000s)		Value

2.50%, 01/15/15	EUR	2,419	$3,379,646
2.50%, 07/25/16	EUR	175	251,433
2.50%, 10/25/20	EUR	220	319,018
2.75%, 10/25/27	EUR	652	887,306
3.00%, 10/25/15	EUR	200	286,550
3.00%, 04/25/22	EUR	1,097	1,620,271
3.25%, 10/25/21	EUR	450	680,159
3.50%, 04/25/20	EUR	2,675	4,119,247
3.50%, 04/25/26	EUR	705	1,050,521
4.00%, 10/25/38	EUR	936	1,452,779
4.00%, 04/25/55	EUR	459	711,463
4.00%, 04/25/60	EUR	422	657,192
4.25%, 10/25/18	EUR	2,749	4,334,506
4.25%, 10/25/23	EUR	525	841,403
4.50%, 04/25/41	EUR	250	418,471
5.00%, 10/25/16	EUR	2,581	3,981,387
5.50%, 04/25/29	EUR	350	635,654
5.75%, 10/25/32	EUR	391	745,766
6.00%, 10/25/25	EUR	75	138,928
8.50%, 04/25/23	EUR	985	2,077,344

			31,001,544

GERMANY — 5.85%
Germany (Federal Republic of)
0.50%, 04/07/17	EUR	1,828	2,501,131
0.50%, 02/23/18	EUR	325	442,063
1.50%, 09/04/22	EUR	50	68,143
1.50%, 02/15/23	EUR	280	378,249
1.50%, 05/15/23	EUR	275	369,495
1.75%, 10/09/15	EUR	250	350,615
1.75%, 07/04/22	EUR	220	307,019
2.00%, 08/15/23	EUR	25	34,944
2.25%, 09/04/20	EUR	121	177,188
2.25%, 09/04/21	EUR	1,173	1,715,034
2.50%, 07/04/44	EUR	287	382,183
3.25%, 01/04/20	EUR	290	449,803
3.25%, 07/04/42	EUR	483	745,890
3.50%, 01/04/16	EUR	800	1,167,070
3.50%, 07/04/19	EUR	1,096	1,715,770
3.75%, 01/04/15	EUR	1,669	2,365,505
3.75%, 01/04/19	EUR	1,448	2,278,861
4.00%, 01/04/37	EUR	389	660,286
4.25%, 07/04/17	EUR	3,764	5,848,519
4.25%, 07/04/39	EUR	50	89,274

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security	Principal (000s)		Value

4.75%, 07/04/28	EUR	1,264	$2,258,935
4.75%, 07/04/34	EUR	406	749,380
4.75%, 07/04/40	EUR	232	446,378
5.50%, 01/04/31	EUR	462	901,361
5.63%, 01/04/28	EUR	200	385,769

			26,788,865

IRELAND — 4.56%
Ireland (Republic of)
3.90%, 03/20/23	EUR	908	1,273,367
4.40%, 06/18/19	EUR	1,289	1,905,127
4.50%, 02/18/15	EUR	622	890,925
4.50%, 10/18/18	EUR	1,561	2,329,253
4.50%, 04/18/20	EUR	2,106	3,091,879
4.60%, 04/18/16	EUR	1,666	2,451,151
5.00%, 10/18/20	EUR	1,532	2,312,304
5.40%, 03/13/25	EUR	2,110	3,254,090
5.50%, 10/18/17	EUR	1,016	1,560,186
5.90%, 10/18/19	EUR	1,145	1,808,752

			20,877,034

ITALY — 7.05%
Italy (Republic of)
2.25%, 05/15/16	EUR	200	275,214
2.75%, 12/01/15	EUR	229	319,255
2.75%, 11/15/16	EUR	250	346,682
3.00%, 04/15/15	EUR	194	270,674
3.00%, 06/15/15	EUR	1,051	1,467,584
3.00%, 11/01/15	EUR	351	491,810
3.50%, 11/01/17	EUR	291	410,205
3.50%, 06/01/18	EUR	297	417,431
3.50%, 12/01/18	EUR	225	314,709
3.75%, 08/01/15	EUR	271	383,338
3.75%, 04/15/16	EUR	504	718,967
3.75%, 08/01/16	EUR	532	759,496
3.75%, 03/01/21	EUR	393	546,401
3.75%, 08/01/21[a]	EUR	671	931,043
4.00%, 02/01/17	EUR	649	932,572
4.00%, 09/01/20	EUR	466	660,933
4.00%, 02/01/37[a]	EUR	612	756,871
4.25%, 08/01/14	EUR	93	129,678
4.25%, 02/01/15	EUR	619	875,646
4.25%, 02/01/19[a]	EUR	520	751,887
4.25%, 09/01/19	EUR	564	814,473

Security	Principal (000s)		Value

4.25%, 03/01/20	EUR	400	$574,046
4.50%, 02/01/18	EUR	416	608,946
4.50%, 08/01/18	EUR	590	864,661
4.50%, 03/01/19	EUR	415	606,168
4.50%, 02/01/20[a]	EUR	1,214	1,765,203
4.50%, 05/01/23	EUR	372	528,967
4.50%, 03/01/24	EUR	125	175,841
4.50%, 03/01/26[a]	EUR	459	643,298
4.75%, 09/15/16	EUR	509	745,752
4.75%, 05/01/17	EUR	219	321,299
4.75%, 06/01/17	EUR	418	613,630
4.75%, 09/01/21	EUR	369	541,722
4.75%, 08/01/23[b]	EUR	670	976,784
4.75%, 09/01/28[b]	EUR	272	381,617
4.75%, 09/01/44[b]	EUR	170	226,267
5.00%, 03/01/22	EUR	554	822,551
5.00%, 03/01/25[b]	EUR	437	638,463
5.00%, 08/01/34[a]	EUR	472	668,544
5.00%, 08/01/39[a]	EUR	572	797,074
5.00%, 09/01/40[a]	EUR	492	681,749
5.25%, 08/01/17[a]	EUR	461	689,296
5.25%, 11/01/29	EUR	579	848,528
5.50%, 09/01/22	EUR	171	260,920
5.50%, 11/01/22	EUR	357	544,436
5.75%, 07/25/16[a]	EUR	50	74,390
5.75%, 02/01/33	EUR	272	418,854
6.00%, 11/15/14	EUR	394	563,946
6.00%, 05/01/31	EUR	585	922,103
6.50%, 11/01/27	EUR	624	1,026,838
7.25%, 11/01/26	EUR	309	541,635
9.00%, 11/01/23	EUR	351	672,753

			32,321,150

JAPAN — 21.63%
Japan (Government of)
0.20%, 09/20/17	JPY	91,850	937,636
0.20%, 12/20/17	JPY	100,000	1,020,481
0.30%, 06/20/16	JPY	135,200	1,384,715
0.30%, 06/20/18	JPY	75,000	768,477
0.30%, 09/20/18	JPY	48,000	491,727
0.40%, 09/20/16	JPY	125,000	1,284,120
0.40%, 06/20/18	JPY	30,500	313,938
0.50%, 03/20/16	JPY	240,000	2,469,082
0.60%, 09/20/14	JPY	100,000	1,023,864

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security	Principal (000s)		Value

0.60%, 03/20/23	JPY	105,450	$1,078,640
0.70%, 12/20/22	JPY	28,550	295,048
0.80%, 06/20/22	JPY	35,050	366,262
0.80%, 09/20/22	JPY	281,250	2,936,025
0.80%, 12/20/22	JPY	321,050	3,346,335
0.80%, 06/20/23	JPY	25,000	260,042
0.80%, 09/20/23	JPY	51,250	532,689
0.90%, 06/20/14	JPY	171,950	1,761,696
1.00%, 09/20/21	JPY	50,000	531,755
1.00%, 12/20/21	JPY	50,000	531,806
1.00%, 03/20/22	JPY	32,000	340,222
1.10%, 06/20/20	JPY	75,000	804,421
1.10%, 06/20/21	JPY	6,750	72,336
1.10%, 09/20/21	JPY	9,000	96,452
1.10%, 12/20/21	JPY	202,950	2,174,819
1.10%, 03/20/33	JPY	78,800	751,576
1.20%, 12/20/20	JPY	175,000	1,889,094
1.20%, 06/20/21	JPY	21,050	227,167
1.30%, 03/20/21	JPY	70,700	768,152
1.50%, 09/20/15	JPY	1,242,750	12,999,791
1.50%, 12/20/17	JPY	1,352,650	14,540,815
1.50%, 06/20/18	JPY	35,150	379,950
1.50%, 09/20/18	JPY	75,000	813,006
1.60%, 06/20/30	JPY	91,250	980,275
1.60%, 03/20/33	JPY	25,000	260,007
1.70%, 09/20/17	JPY	100,000	1,079,717
1.70%, 09/20/32	JPY	158,700	1,684,992
1.70%, 06/20/33	JPY	58,600	618,212
1.70%, 09/20/33	JPY	45,750	482,126
1.80%, 06/20/30	JPY	200	2,210
1.80%, 09/20/30	JPY	1,300	14,316
1.80%, 09/20/31	JPY	118,600	1,291,822
1.80%, 11/22/32	JPY	165,050	1,779,465
1.80%, 03/20/43	JPY	25,000	263,943
1.90%, 06/20/22	JPY	15,000	170,935
1.90%, 12/20/28	JPY	121,850	1,384,266
1.90%, 03/20/29	JPY	76,000	861,780
1.90%, 09/20/30	JPY	50	558
1.90%, 09/20/42	JPY	56,450	610,070
1.90%, 06/20/43	JPY	27,400	295,820
1.90%, 03/20/53	JPY	72,800	781,633
2.00%, 09/20/40	JPY	7,650	84,470
2.00%, 09/20/41	JPY	84,100	928,666
2.00%, 03/20/42	JPY	45,300	500,207

Security	Principal (000s)		Value

2.00%, 03/20/52	JPY	47,000	$519,060
2.10%, 12/20/21	JPY	153,600	1,770,807
2.10%, 03/20/25	JPY	320,000	3,764,362
2.10%, 12/20/26	JPY	197,450	2,323,252
2.10%, 12/20/27	JPY	126,300	1,479,980
2.20%, 09/21/20	JPY	411,600	4,730,778
2.20%, 03/20/28	JPY	50,000	591,673
2.20%, 09/20/28	JPY	103,650	1,223,790
2.20%, 03/20/30	JPY	221,250	2,584,888
2.20%, 03/20/31	JPY	84,850	982,802
2.20%, 03/20/41	JPY	4,300	49,398
2.20%, 03/20/49	JPY	23,900	277,558
2.20%, 03/20/50	JPY	28,950	336,169
2.20%, 03/20/51	JPY	38,550	448,062
2.30%, 03/20/39	JPY	6,350	74,102
2.30%, 03/20/40	JPY	1,700	19,890
2.40%, 03/20/37	JPY	60,100	709,206
2.40%, 09/20/38	JPY	7,400	87,802
2.40%, 03/20/48	JPY	37,150	451,336
2.50%, 09/20/35	JPY	48,350	577,785
2.50%, 09/20/36	JPY	150,400	1,801,719
2.50%, 09/20/37	JPY	147,750	1,776,946
2.50%, 03/20/38	JPY	40,000	481,757
2.60%, 03/20/18	JPY	40,000	450,776
2.90%, 11/20/30	JPY	25,000	317,677

			99,099,204

NETHERLANDS — 4.58%
Netherlands (Kingdom of the)
1.25%, 01/15/18[b]	EUR	676	938,060
1.25%, 01/15/19[b]	EUR	50	68,806
1.75%, 07/15/23[b]	EUR	475	630,826
2.25%, 07/15/22[b]	EUR	200	281,487
2.50%, 01/15/17[b]	EUR	100	144,602
2.50%, 01/15/33[b]	EUR	739	976,419
2.75%, 01/15/15[b]	EUR	2,173	3,046,072
3.25%, 07/15/15[b]	EUR	2,008	2,871,540
3.50%, 07/15/20[b]	EUR	581	898,541
3.75%, 01/15/23[b]	EUR	2,631	4,142,799
3.75%, 01/15/42[b]	EUR	766	1,246,382
4.00%, 07/15/18[b]	EUR	725	1,127,904
4.00%, 07/15/19[b]	EUR	567	893,497
4.00%, 01/15/37[b]	EUR	652	1,081,668
4.50%, 07/15/17[b]	EUR	1,305	2,026,949

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security	Principal (000s)		Value

5.50%, 01/15/28[b]	EUR	325	$601,999

			20,977,551

NORWAY — 1.61%
Norway (Kingdom of)
2.00%, 05/24/23	NOK	4,866	765,337
3.75%, 05/25/21	NOK	9,238	1,680,694
4.25%, 05/19/17	NOK	10,374	1,884,038
4.50%, 05/22/19	NOK	9,443	1,770,431
5.00%, 05/15/15	NOK	7,337	1,296,500

			7,397,000

PORTUGAL — 4.39%
Portugal (Republic of)
3.35%, 10/15/15[b]	EUR	2,509	3,390,319
3.60%, 10/15/14[b]	EUR	1,574	2,150,179
3.85%, 04/15/21[b]	EUR	1,360	1,613,277
4.10%, 04/15/37[b]	EUR	1,506	1,496,788
4.20%, 10/15/16[b]	EUR	946	1,278,670
4.35%, 10/16/17[b]	EUR	1,333	1,769,785
4.45%, 06/15/18[b]	EUR	1,123	1,481,088
4.75%, 06/14/19[b]	EUR	1,429	1,866,421
4.80%, 06/15/20[b]	EUR	1,563	1,991,971
4.95%, 10/25/23[b]	EUR	1,260	1,563,235
5.65%, 02/15/24[b]	EUR	518	668,851
6.40%, 02/15/16[b]	EUR	602	855,460

			20,126,044

SPAIN — 4.62%
Spain (Kingdom of)
2.75%, 03/31/15	EUR	275	382,364
3.00%, 04/30/15	EUR	1,050	1,464,631
3.15%, 01/31/16	EUR	654	918,258
3.25%, 04/30/16	EUR	936	1,319,319
3.30%, 10/31/14	EUR	934	1,300,755
3.30%, 07/30/16	EUR	150	211,570
3.75%, 10/31/15	EUR	213	302,118
3.75%, 10/31/18	EUR	300	425,824
3.80%, 01/31/17	EUR	481	688,603
4.00%, 07/30/15	EUR	241	342,186
4.00%, 04/30/20	EUR	556	788,437
4.10%, 07/30/18	EUR	505	732,505
4.20%, 01/31/37	EUR	488	601,084
4.25%, 10/31/16	EUR	420	608,047
4.30%, 10/31/19	EUR	577	836,651

Security	Principal (000s)		Value

4.40%, 01/31/15	EUR	233	$330,441
4.40%, 10/31/23[b]	EUR	250	350,258
4.50%, 01/31/18	EUR	572	839,867
4.60%, 07/30/19	EUR	491	724,306
4.65%, 07/30/25	EUR	895	1,263,353
4.70%, 07/30/41	EUR	393	517,254
4.75%, 07/30/14	EUR	44	60,881
4.80%, 01/31/24	EUR	406	584,704
4.85%, 10/31/20	EUR	344	509,271
4.90%, 07/30/40	EUR	354	480,984
5.40%, 01/31/23[b]	EUR	425	641,182
5.50%, 07/30/17	EUR	582	880,946
5.50%, 04/30/21	EUR	726	1,114,171
5.75%, 07/30/32	EUR	476	732,568
5.85%, 01/31/22	EUR	456	710,237
5.90%, 07/30/26	EUR	25	39,188
6.00%, 01/31/29	EUR	293	460,611

			21,162,574

SWEDEN — 3.13%
Sweden (Kingdom of)
1.50%, 11/13/23	SEK	15,270	2,199,908
3.00%, 07/12/16	SEK	9,685	1,566,785
3.50%, 06/01/22	SEK	11,265	1,929,223
3.50%, 03/30/39	SEK	7,510	1,282,411
3.75%, 08/12/17	SEK	9,455	1,585,830
4.25%, 03/12/19	SEK	13,330	2,330,147
4.50%, 08/12/15	SEK	12,205	2,001,220
5.00%, 12/01/20	SEK	7,865	1,460,574

			14,356,098

SWITZERLAND — 2.26%
Switzerland (Confederation of)
2.25%, 07/06/20[a]	CHF	712	872,751
2.50%, 03/12/16[a]	CHF	956	1,117,893
3.00%, 01/08/18[a]	CHF	950	1,172,878
3.00%, 05/12/19[a]	CHF	967	1,221,418
3.75%, 06/10/15[a]	CHF	264	309,086
4.00%, 02/11/23[a]	CHF	718	1,008,157
4.00%, 04/08/28[a]	CHF	1,166	1,728,624
4.25%, 06/05/17[a]	CHF	2,313	2,935,343

			10,366,150

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2013

Security	Principal or Shares (000s)		Value

UNITED KINGDOM — 5.10%
United Kingdom
1.75%, 01/22/17[a]	GBP	1,358	$2,240,569
2.25%, 09/07/23[a]	GBP	400	622,397
2.75%, 01/22/15[a]	GBP	359	592,917
3.25%, 01/22/44[a]	GBP	173	266,482
3.50%, 07/22/68[a]	GBP	85	139,012
3.75%, 09/07/20[a]	GBP	882	1,577,842
3.75%, 09/07/21[a]	GBP	189	337,886
3.75%, 07/22/52[a]	GBP	527	901,177
4.00%, 09/07/16[a]	GBP	1,062	1,864,835
4.00%, 03/07/22[a]	GBP	1,888	3,425,594
4.00%, 01/22/60[a]	GBP	511	932,910
4.25%, 12/07/27[a]	GBP	349	640,764
4.25%, 06/07/32[a]	GBP	361	663,992
4.25%, 03/07/36[a]	GBP	100	183,970
4.25%, 12/07/46[a]	GBP	97	179,662
4.25%, 12/07/49[a]	GBP	375	704,161
4.25%, 12/07/55[a]	GBP	419	798,081
4.50%, 03/07/19[a]	GBP	241	445,724
4.50%, 09/07/34[a]	GBP	222	422,290
4.50%, 12/07/42[a]	GBP	48	93,047
4.75%, 09/07/15[a]	GBP	100	173,468
4.75%, 12/07/30[a]	GBP	531	1,033,902
4.75%, 12/07/38[a]	GBP	1,291	2,565,812
5.00%, 03/07/18[a]	GBP	625	1,162,577
5.00%, 03/07/25[a]	GBP	288	564,003
6.00%, 12/07/28[a]	GBP	50	109,307
8.00%, 12/07/15[a]	GBP	74	137,324
8.00%, 06/07/21[a]	GBP	250	566,588

			23,346,293

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $438,883,125)			448,394,555

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]		51	50,718

			50,718

TOTAL SHORT-TERM INVESTMENTS
(Cost: $50,718)			50,718

Value

TOTAL INVESTMENTS IN SECURITIES — 97.88%
(Cost: $438,933,843)	$448,445,273
Other Assets, Less Liabilities — 2.12%	9,714,878

NET ASSETS — 100.00%	$458,160,151

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2013

	iShares J.P. Morgan USD Emerging Markets Bond ETF	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,888,048,501	$160,632,593	$438,883,125
Affiliated (Note 2)	18,976,973	175,770	50,718

Total cost of investments	$3,907,025,474	$160,808,363	$438,933,843

Investments in securities, at fair value (Note 1):
Unaffiliated	$3,762,421,091	$164,842,635	$448,394,555
Affiliated (Note 2)	18,976,973	175,770	50,718

Total fair value of investments	3,781,398,064	165,018,405	448,445,273
Foreign currency, at value[a]	—	1,291,216	9,281,837
Receivables:
Investment securities sold	65,534,498	26,053,479	—
Due from custodian (Note 4)	929,493	—	3,495,682
Interest	57,834,400	1,984,361	5,511,245

Total Assets	3,905,696,455	194,347,461	466,734,037

LIABILITIES
Payables:
Investment securities purchased	53,070,787	26,884,805	8,442,083
Capital shares redeemed	220,108	—	—
Due to custodian	103,950	—	—
Investment advisory fees (Note 2)	2,028,567	49,873	131,803

Total Liabilities	55,423,412	26,934,678	8,573,886

NET ASSETS	$3,850,273,043	$167,412,783	$458,160,151

Net assets consist of:
Paid-in capital	$4,017,641,353	$172,283,706	$460,897,106
Undistributed net investment income	13,913,463	—	1,709,849
Accumulated net realized loss	(55,654,363)	(9,119,780)	(14,065,403)
Net unrealized appreciation (depreciation)	(125,627,410)	4,248,857	9,618,599

NET ASSETS	$3,850,273,043	$167,412,783	$458,160,151

Shares outstanding[b]	34,700,000	1,750,000	4,500,000

Net asset value per share	$110.96	$95.66	$101.81

[a]	Cost of foreign currency: $ —, $1,288,669 and $9,279,587, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2013

	iShares J.P. Morgan USD Emerging Markets Bond ETF	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$266,299,585	$2,436,986	$9,792,836
Interest — affiliated (Note 2)	13,926	187	255

Total investment income	266,313,511	2,437,173	9,793,091

EXPENSES
Investment advisory fees (Note 2)	32,442,567	614,166	1,453,189

Total expenses	32,442,567	614,166	1,453,189

Net investment income	233,870,944	1,823,007	8,339,902

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(63,321,833)	(8,598,919)	(1,903,885)
In-kind redemptions — unaffiliated	182,525,324	(3,312,527)	1,807,550
Foreign currency transactions	—	(112,306)	76,846

Net realized gain (loss)	119,203,491	(12,023,752)	(19,489)

Net change in unrealized appreciation/depreciation on:
Investments	(628,587,584)	6,042,108	(6,013,058)
Translation of assets and liabilities in foreign currencies	—	22,025	56,716

Net change in unrealized appreciation/depreciation	(628,587,584)	6,064,133	(5,956,342)

Net realized and unrealized loss	(509,384,093)	(5,959,619)	(5,975,831)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(275,513,149)	$(4,136,612)	$2,364,071

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares J.P. Morgan USD Emerging Markets Bond ETF		iShares 1-3 Year International Treasury Bond ETF
	Year ended October 31, 2013	Year ended October 31, 2012	Year ended October 31, 2013	Year ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$233,870,944	$205,809,961	$1,823,007	$4,114,210
Net realized gain (loss)	119,203,491	41,408,984	(12,023,752)	(9,928,743)
Net change in unrealized appreciation/depreciation	(628,587,584)	402,195,069	6,064,133	83,311

Net increase (decrease) in net assets resulting from operations	(275,513,149)	649,414,014	(4,136,612)	(5,731,222)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(237,762,498)	(199,274,047)	(685,397)	(4,890,440)
Return of capital	—	—	(625,551)	—

Total distributions to shareholders	(237,762,498)	(199,274,047)	(1,310,948)	(4,890,440)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,026,204,329	3,191,441,318	47,589,553	38,630,862
Cost of shares redeemed	(3,848,088,175)	(600,402,010)	(60,074,547)	(9,457,414)

Net increase (decrease) in net assets from capital share transactions	(1,821,883,846)	2,591,039,308	(12,484,994)	29,173,448

INCREASE (DECREASE) IN NET ASSETS	(2,335,159,493)	3,041,179,275	(17,932,554)	18,551,786

NET ASSETS
Beginning of year	6,185,432,536	3,144,253,261	185,345,337	166,793,551

End of year	$3,850,273,043	$6,185,432,536	$167,412,783	$185,345,337

Undistributed net investment income included in net assets at end of year	$13,913,463	$17,805,017	$—	$685,397

SHARES ISSUED AND REDEEMED
Shares sold	17,500,000	27,900,000	500,000	400,000
Shares redeemed	(34,000,000)	(5,400,000)	(650,000)	(100,000)

Net increase (decrease) in shares outstanding	(16,500,000)	22,500,000	(150,000)	300,000

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Treasury Bond ETF
	Year ended October 31, 2013	Year ended October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,339,902	$8,924,620
Net realized loss	(19,489)	(15,312,031)
Net change in unrealized appreciation/depreciation	(5,956,342)	12,907,210

Net increase in net assets resulting from operations	2,364,071	6,519,799

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,781,062)	(8,963,417)

Total distributions to shareholders	(5,781,062)	(8,963,417)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	211,894,148	89,191,143
Cost of shares redeemed	(99,567,920)	(19,626,819)

Net increase in net assets from capital share transactions	112,326,228	69,564,324

INCREASE IN NET ASSETS	108,909,237	67,120,706

NET ASSETS
Beginning of year	349,250,914	282,130,208

End of year	$458,160,151	$349,250,914

Undistributed net investment income included in net assets at end of year	$1,709,849	$1,481,495

SHARES ISSUED AND REDEEMED
Shares sold	2,100,000	900,000
Shares redeemed	(1,000,000)	(200,000)

Net increase in shares outstanding	1,100,000	700,000

See notes to financial statements.

FINANCIAL STATEMENTS	31

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Year ended Feb. 28, 2009
Net asset value, beginning of period	$120.81	$109.56	$105.20	$101.51	$82.17	$100.80

Income from investment operations:
Net investment income[b]	5.00	5.25	3.56	5.55	5.89	5.83
Net realized and unrealized gain (loss)[c]	(9.77)	11.23	4.35	3.63	19.17	(19.17)

Total from investment operations	(4.77)	16.48	7.91	9.18	25.06	(13.34)

Less distributions from:
Net investment income	(5.08)	(5.23)	(3.55)	(5.49)	(5.72)	(5.29)

Total distributions	(5.08)	(5.23)	(3.55)	(5.49)	(5.72)	(5.29)

Net asset value, end of period	$110.96	$120.81	$109.56	$105.20	$101.51	$82.17

Total return	(4.01)%	15.50%	7.63%[d]	9.21%	31.34%	(13.68)%

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,850,273	$6,185,433	$3,144,253	$2,240,859	$1,167,339	$139,685
Ratio of expenses to average net assets[e]	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets[e]	4.30%	4.61%	4.92%	5.21%	5.97%	6.61%
Portfolio turnover rate[f]	32%	30%	14%	24%	43%	31%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[b] to Feb. 28, 2009
Net asset value, beginning of period	$97.55	$104.25	$106.02	$102.17	$92.38	$95.47

Income from investment operations:
Net investment income[c]	0.98	2.28	1.75	1.24	0.99	0.11
Net realized and unrealized gain (loss)[d]	(2.23)	(6.05)	(1.23)	3.65	10.09	(3.20)

Total from investment operations	(1.25)	(3.77)	0.52	4.89	11.08	(3.09)

Less distributions from:
Net investment income	(0.33)	(2.93)	(2.29)	(1.04)	(1.29)	—
Return of capital	(0.31)	—	—	—	—	—

Total distributions	(0.64)	(2.93)	(2.29)	(1.04)	(1.29)	—

Net asset value, end of period	$95.66	$97.55	$104.25	$106.02	$102.17	$92.38

Total return	(1.29)%	(3.62)%	0.48%[e]	4.82%	11.84%	(3.12)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$167,413	$185,345	$166,794	$127,225	$122,608	$9,238
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	1.04%	2.36%	2.44%	1.22%	0.94%	1.09%
Portfolio turnover rate[g]	74%	100%	57%	136%	115%	23%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011	Year ended Feb. 28, 2010	Period from Jan. 21, 2009[b] to Feb. 28, 2009
Net asset value, beginning of period	$102.72	$104.49	$103.38	$101.75	$91.34	$94.29

Income from investment operations:
Net investment income[c]	2.01	2.91	2.08	2.37	2.18	0.21
Net realized and unrealized gain (loss)[d]	(1.43)	(1.63)	1.22	1.59	10.42	(3.16)

Total from investment operations	0.58	1.28	3.30	3.96	12.60	(2.95)

Less distributions from:
Net investment income	(1.49)	(3.05)	(2.19)	(2.33)	(2.19)	—

Total distributions	(1.49)	(3.05)	(2.19)	(2.33)	(2.19)	—

Net asset value, end of period	$101.81	$102.72	$104.49	$103.38	$101.75	$91.34

Total return	0.58%	1.35%	3.19%[e]	3.98%	13.85%	(3.17)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$458,160	$349,251	$282,130	$186,079	$122,101	$9,134
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	2.01%	2.93%	2.94%	2.35%	2.10%	2.13%
Portfolio turnover rate[g]	13%	48%	27%	72%	108%	17%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Bond ETF	Former Name[a]	Diversification Classification
J.P. Morgan USD Emerging Markets	iShares J.P. Morgan USD Emerging Markets Bond Fund	Non-diversified
1-3 Year International Treasury	iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	Non-diversified
International Treasury	iShares S&P/Citigroup International Treasury Bond Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund may invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares Bond ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
J.P. Morgan USD Emerging Markets
Assets:
Corporate Bonds & Notes	$—	$25,647,342	$—	$25,647,342
Foreign Agency Obligations	—	755,013,330	—	755,013,330
Foreign Government Obligations	—	2,981,760,419	—	2,981,760,419
Money Market Funds	18,976,973	—	—	18,976,973

	$18,976,973	$3,762,421,091	$—	$3,781,398,064

1-3 Year International Treasury
Assets:
Foreign Government Obligations	$—	$164,842,635	$—	$164,842,635
Money Market Funds	175,770	—	—	175,770

	$175,770	$164,842,635	$—	$165,018,405

International Treasury
Assets:
Foreign Government Obligations	$—	$448,394,555	$—	$448,394,555
Money Market Funds	50,718	—	—	50,718

	$50,718	$448,394,555	$—	$448,445,273

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of October 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited, BlackRock Financial Management, Inc. (the “Sub-Advisor”), an affiliate of BFA, under which BFA pays the Sub-Advisor for services it provides to the iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF.

For its investment advisory services to the iShares J.P. Morgan USD Emerging Markets Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $58 billion[b]
0.5145	[a]	Over $58 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was added effective July 1, 2013.

For its investment advisory services to each of the iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of each Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2013 were as follows:

iShares Bond ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets	$1,982,306,382	$1,708,891,243
1-3 Year International Treasury	147,606,977	126,940,303
International Treasury	119,940,964	53,639,651

In-kind transactions (see Note 4) for the year ended October 31, 2013 were as follows:

iShares Bond ETF	In-kind Purchases	In-kind Sales
J.P. Morgan USD Emerging Markets	$1,683,090,602	$3,665,682,659
1-3 Year International Treasury	27,576,601	58,489,670
International Treasury	149,034,381	97,168,556

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013, attributable to net operating loss, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Bond ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
J.P. Morgan USD Emerging Markets	$153,230,089	$—	$(153,230,089)
1-3 Year International Treasury	(10,603,960)	(1,823,007)	12,426,967
International Treasury	1,606,459	(2,330,486)	724,027

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

iShares Bond ETF	2013	2012
J.P. Morgan USD Emerging Markets
Ordinary income	$237,762,498	$199,274,047

1-3 Year International Treasury
Ordinary income	$685,397	$4,890,440
Return of capital	625,551	—

	$1,310,948	$4,890,440
International Treasury
Ordinary income	$5,781,062	$8,963,417

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Bond ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
J.P. Morgan USD Emerging Markets	$13,913,463	$(34,914,753)	$(146,367,020)	$(167,368,310)
1-3 Year International Treasury	—	(8,728,656)	3,857,733	(4,870,923)
International Treasury	1,709,849	(13,380,241)	8,933,437	(2,736,955)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Bond ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Total
J.P. Morgan USD Emerging Markets	$34,818,723	$—	$96,030	$34,914,753
1-3 Year International Treasury	8,609,746	1,262	117,648	8,728,656
International Treasury	13,258,344	66,505	55,392	13,380,241

[a]	Must be utilized prior to losses subject to expiration.

For the year ended October 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares Bond ETF	Utilized
1-3 Year International Treasury	$784,624
International Treasury	639,741

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets	$3,927,765,084	$32,466,653	$(178,833,673)	$(146,367,020)
1-3 Year International Treasury	161,199,487	4,832,686	(1,013,768)	3,818,918
International Treasury	439,619,005	20,866,940	(12,040,672)	8,826,268

Management has reviewed the tax positions as of October 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

6.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (the “Funds”), at October 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the iShares, J.P. Morgan USD Emerging Markets Bond ETF hereby designates $709,023 as the maximum amount allowable as interest-related dividends for the fiscal year ended October 31, 2013.

For the fiscal year ended October 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code as follows:

iShares Bond ETF	Foreign Source Income Earned	Foreign Taxes Paid
J.P. Morgan USD Emerging Markets	$264,635,647	$—
1-3 Year International Treasury	2,436,986	—
International Treasury	9,792,830	—

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.  iShares J.P. Morgan USD Emerging Markets Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group. The Board further noted that the Fund ranked in the fourth Lipper Quintile for expenses when compared to a subset of the Lipper Group identified as pure index funds.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	47

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.  iShares 1-3 Year International Treasury Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group. The Board noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense levels and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, matters related to BFA’s and BIL’s portfolio compliance policies and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on the review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

III.  iShares International Treasury Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Trustees were advised by their independent counsel throughout the process. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group. The Board noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense levels and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on the review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
J.P. Morgan USD Emerging Markets	$5.076713	$—	$—	$5.076713	100%	—%	—%	100%
1-3 Year International Treasury	—	—	0.636269	0.636269	—	—	100	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares J.P. Morgan USD Emerging Markets Bond ETF

Period Covered: January 1, 2008 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	16	1.11%
Greater than 5.5% and Less than 6.0%	3	0.21
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	3	0.21
Greater than 4.0% and Less than 4.5%	6	0.41
Greater than 3.5% and Less than 4.0%	4	0.28
Greater than 3.0% and Less than 3.5%	6	0.41
Greater than 2.5% and Less than 3.0%	17	1.18
Greater than 2.0% and Less than 2.5%	31	2.14
Greater than 1.5% and Less than 2.0%	87	6.02
Greater than 1.0% and Less than 1.5%	183	12.66
Greater than 0.5% and Less than 1.0%	642	44.39
Between 0.5% and –0.5%	412	28.48
Less than –0.5% and Greater than –1.0%	12	0.83
Less than –1.0% and Greater than –1.5%	8	0.55
Less than –1.5% and Greater than –2.0%	3	0.21
Less than –2.0% and Greater than –2.5%	3	0.21
Less than –2.5% and Greater than –3.0%	3	0.21
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	5	0.35

	1,446	100.00%

iShares 1-3 Year International Treasury Bond ETF

Period Covered: April 1, 2009 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	13	1.15%
Greater than 1.5% and Less than 2.0%	55	4.85
Greater than 1.0% and Less than 1.5%	106	9.36
Greater than 0.5% and Less than 1.0%	116	10.24
Between 0.5% and –0.5%	788	69.54
Less than –0.5% and Greater than –1.0%	47	4.15
Less than –1.0% and Greater than –1.5%	7	0.62
Less than –1.5% and Greater than –2.0%	1	0.09

	1,133	100.00%

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Treasury Bond ETF

Period Covered: April 1, 2009 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.09%
Greater than 2.5% and Less than 3.0%	2	0.18
Greater than 2.0% and Less than 2.5%	10	0.88
Greater than 1.5% and Less than 2.0%	17	1.50
Greater than 1.0% and Less than 1.5%	107	9.44
Greater than 0.5% and Less than 1.0%	193	17.03
Between 0.5% and –0.5%	764	67.43
Less than –0.5% and Greater than –1.0%	31	2.74
Less than –1.0% and Greater than –1.5%	6	0.53
Less than –1.5% and Greater than –2.0%	1	0.09
Less than –2.0%	1	0.09

	1,133	100.00%

SUPPLEMENTAL INFORMATION	57

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 300 Funds (as of October 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (48)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years

Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	61

Notes:

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by J.P. Morgan, Standard & Poor’s or Citigroup Inc. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Go paperless. . .
It’s Fast, Convenient, and Timely!
To sign up today, go to www.icsdelivery.com

iS-AR-103-1013

OCTOBER 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Floating Rate Bond ETF | FLOT | NYSE Arca
➢	iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca
➢	iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NYSE Arca
➢	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca
➢	iShares Baa - Ba Rated Corporate Bond ETF | QLTB | BATS
➢	iShares B - Ca Rated Corporate Bond ETF | QLTC | BATS
➢	iShares Financials Bond ETF | MONY | NYSE Arca
➢	iShares Industrials Bond ETF | ENGN | NYSE Arca
➢	iShares Utilities Bond ETF | AMPS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

Domestic bond markets delivered mixed performance for the 12-month period ended October 31, 2013 (the “reporting period”), as tepid economic conditions and political uncertainty kept volatility levels elevated. For the reporting period, the U.S. Federal Reserve Bank’s (the “Fed”) comments and actions regarding quantitative easing largely affected bond market performance and volatility.

The reporting period began in the midst of a positive environment for bonds. The Fed responded to slow U.S. economic data by expanding its third quantitative easing program (“QE3”), which has created an environment of low yields on Treasury bonds and other “safe haven” securities and led investors toward relatively riskier and higher-yielding securities, including corporate bonds. The program, which originally involved buying back $40 billion in bonds per month, was expanded to a pace of $85 billion per month. In this environment, corporate fixed-income instruments performed well, with high-yield bonds delivering the strongest results. The demand for higher-yielding instruments was met with additional supply: for the first quarter of 2013, issuance of new high-yield paper topped $90 billion, one of the largest levels on record.

In May 2013, the Fed indicated that it might begin scaling back, or tapering, its bond purchasing program if the U.S. economy and labor market showed further signs of improvement. This comment caused a rapid change in sentiment among bond market participants, sending bond prices down and interest rates up. The broad decline occurred at a time when economic growth was positive, albeit muted, and inflation had declined to below 2% – two factors that would be positive for bonds – highlighting the impact of Fed policy in the current bond market environment. The Fed toned down its comments in June 2013, helping to restore calm to fixed-income markets. However, concerns resurfaced in August 2013, pushing bond prices down again as investors began to anticipate a scaling back of QE3 in September 2013.

At its September 2013 meeting, the Fed surprised markets by announcing that it would not taper its bond-buying program. Markets reacted favorably, helping yields to ease. Investors were able to put concerns regarding the Fed aside and focus on the economy, which showed signs of improvement. Revised figures revealed that the U.S. gross domestic product (“GDP”) grew at an annual 2.5% rate in the second quarter of 2013, considerably higher than the 1.7% that was originally reported. Rising export levels, increased consumer spending, and improving real estate spending all contributed to the growth. Both the Fed announcement and the economic news appeared to contribute to a renewed appetite for relatively riskier investments, and corporate bonds rallied sharply through the remainder of the period, with high-yield corporate issues again leading the surge in performance.

For the reporting period, bond performance varied widely. In general, shorter-term bonds outperformed longer-term bonds because they are less sensitive to changes in interest rates than intermediate- or long-term issues. High-yield bonds outpaced the broader bond market by a wide margin, as their higher yield provided an advantage over other instruments in an environment of rising interest rates. Investment-grade corporate bonds, which tend to be sensitive to interest rate changes, were some of the worst performers during the selloff described above, and delivered modestly negative returns for the entire reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® FLOATING RATE BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.18%	0.78%	1.24%	1.18%	0.78%	1.24%
Since Inception	1.28%	1.32%	1.41%	3.09%	3.18%	3.39%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/11. The first day of secondary market trading was 6/17/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.70	$1.01	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FLOATING RATE BOND ETF

The iShares Floating Rate Bond ETF (the “Fund”), formerly the iShares Floating Rate Note Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays US Floating Rate Note < 5 Years Index (the “Index”). The Index measures the performance of U.S. dollar-denominated, investment-grade floating rate notes. Securities in the Index have a remaining maturity of greater than or equal to one month and less than five years, and have $300 million or more of outstanding face value. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 1.18%, net of fees, while the total return for the Index was 1.24%.

Floating rate notes, as measured by the Index, generally delivered modestly positive returns for the reporting period. Several factors, including a tepid economic recovery in the U.S., uneven global economic conditions, and uncertainty regarding U.S. monetary policy, continued to create a volatile environment and impact bond market performance during the reporting period.

Because floating rate notes have a variable coupon, their coupon rates adjust as short-term interest rates change. Because of this attribute, they are less sensitive to changes in interest rates than securities with fixed interest rates. Although concern about a potential rise in interest rates surfaced with the Fed’s May 2013 comments regarding a potential for tapering quantitative easing, the impact on floating rate notes was negligible. While they are less sensitive to interest rate risk, floating rate notes are subject to credit risk and default risk. During the course of the reporting period, performance for floating rate notes largely moved along with investor sentiment, declining and strengthening along with investors’ appetite for risk.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments*

Financials	80.96%
Information Technology	5.18
Consumer Staples	3.81
Telecommunication Services	2.75
Health Care	1.98
Energy	1.50
Industrials	1.43
Consumer Discretionary	1.27
Materials	1.02
Utilities	0.10

TOTAL	100.00%

*	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	13.83%
Aa1	5.30
Aa2	10.17
Aa3	14.84
A1	8.52
A2	22.14
A3	9.90
Baa1	8.61
Baa2	4.86
Baa3	1.21
Ba1	0.03
B1	0.01
Not Rated	0.58

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.68%	0.78%	0.81%

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

For the fiscal period ended 10/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value [a] (10/15/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,006.80	$0.22	$1,000.00	$1,022.70	$2.55	0.50%

[a]	The beginning of the period (commencement of operations) is October 15, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (16 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from October 15, 2013 (inception date of the Fund) through October 31, 2013 (the “reporting period”), the total return for the Fund was 0.68%, net of fees, while the total return for the Index was 0.81%.

Shorter-term, high yield corporate bonds, as measured by the Index, delivered positive returns for the two-week reporting period as credit spreads tightened.

The Fund’s inception occurred at a time when the bond market was generally rebounding from a selloff that had been sparked by the Fed’s May 2013 comments regarding a potential for tapering quantitative easing.

The Fed’s subsequent announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rally sharply through the reporting period. Bonds represented by the Index benefited from the rebound, delivering positive results.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments*

Financials	19.28%
Consumer Discretionary	17.90
Industrials	14.25
Materials	12.75
Energy	8.15
Telecommunication Services	7.61
Health Care	7.21
Consumer Staples	4.66
Utilities	4.38
Information Technology	3.81

TOTAL	100.00%

*	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Baa2	0.45
Ba1	10.25
Ba2	10.11
Ba3	20.18
B1	18.01
B2	10.70
B3	18.96
Caa1	5.36
Caa2	4.45
Caa3	0.41
Ca	0.67
Not Rated	0.45

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.42%	0.50%	0.50%

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

For the fiscal period ended 10/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value [a] (10/15/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,004.20	$0.07	$1,000.00	$1,024.40	$0.77	0.15%

[a]	The beginning of the period (commencement of operations) is October 15, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (16 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from October 15, 2013 (inception date of the Fund) through October 31, 2013 (the “reporting period”), the total return for the Fund was 0.42%, net of fees, while the total return for the Index was 0.50%.

Shorter-term, investment grade corporate bonds, as measured by the Index, delivered positive returns for the two-week reporting period as credit spreads tightened.

The Fund’s inception occurred at a time when the bond market was generally rebounding from a selloff that had been sparked by the Fed’s May 2013 comments regarding a potential for tapering quantitative easing.

The Fed’s subsequent announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rally sharply through the reporting period. Bonds represented by the Index benefited from the rebound, delivering positive results.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments*

Financials	50.41%
Consumer Staples	8.36
Health Care	8.33
Energy	7.35
Telecommunication Services	6.82
Information Technology	6.05
Consumer Discretionary	5.49
Materials	3.94
Utilities	1.63
Industrials	1.62

TOTAL	100.00%

*	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	1.05%
Aa1	3.10
Aa2	5.76
Aa3	8.03
A1	11.12
A2	18.40
A3	16.55
Baa1	15.09
Baa2	13.97
Baa3	6.11
Ba1	0.82

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® Aaa - A RATED CORPORATE BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.07)%	(2.58)%	(1.86)%	(2.07)%	(2.58)%	(1.86)%
Since Inception	2.27%	2.29%	2.68%	3.91%	3.96%	4.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$971.40	$0.75	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”), formerly the iShares Aaa - A Rated Corporate Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Corporate Aaa - A Capped Index (the “Index”). The Index is a subset of the Barclays U.S. Corporate Index and measures the performance of the Aaa - A rated range of the fixed-rate, U.S. dollar-denominated taxable, corporate bond market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -2.07%, net of fees, while the total return for the Index was -1.86%.

Corporate bonds rated Aaa to A, as measured by the Index, delivered negative returns for the reporting period. After delivering largely positive results for the first half of the reporting period, bonds struggled in the second half with the Fed’s comments regarding quantitative easing.

For the first half of the reporting period, bonds generally achieved positive results, supported by low interest rates on short-term securities and government bonds, which led investors to seek relatively higher-yielding instruments such as corporate bonds. Tepid global economic conditions helped this environment, providing a measure of confidence that central banks around the world would keep interest rates depressed in an effort to stimulate growth. Following the Fed’s comments in May 2013 regarding a potential for tapering quantitative easing in the future, those supportive conditions changed.

Over the course of the next five months, fixed income markets effectively priced in the beginning of Fed tapering: bond yields rose as bond prices declined. Because bonds represented by the Index are sensitive to changes in interest rates, they experienced price declines. The Fed’s announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rebound sharply through the end of the reporting period, partially offsetting earlier losses.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments*

Financials	44.83%
Health Care	9.40
Consumer Staples	8.87
Energy	6.82
Information Technology	6.81
Consumer Discretionary	5.97
Industrials	5.45
Telecommunication Services	5.21
Utilities	3.47
Materials	3.17

TOTAL	100.00%

*	Excludes money market funds.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

1-5 Years	49.32%
5-10 Years	29.02
10-15 Years	0.44
15-20 Years	1.06
More than 20 Years	20.16

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.01)%	(1.98)%	0.52%	(0.01)%	(1.98)%	0.52%
Since Inception	4.95%	3.98%	5.32%	7.63%	6.13%	8.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/24/12. The first day of secondary market trading was 4/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$975.20	$1.49	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

The iShares Baa - Ba Rated Corporate Bond ETF (the “Fund”), formerly the iShares Baa - Ba Rated Corporate Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Corporate Baa - Ba Capped Index (the “Index”). The Index is a subset of the Barclays U.S. Corporate Index and Barclays U.S. Corporate High Yield Index and measures the performance of the Baa1 - Ba3 rated range of the fixed-rate, U.S. dollar-denominated taxable, corporate bond market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -0.01%, net of fees, while the total return for the Index was 0.52%.

Corporate bonds rated Baa to Ba, as measured by the Index, delivered modestly positive returns for the reporting period. After delivering largely positive results for the first half of the reporting period, bonds struggled in the second half with the Fed’s comments regarding quantitative easing.

During the first six months of the reporting period, bonds generally achieved positive results, supported by low interest rates on short-term securities and government bonds, which led investors to seek higher-yielding instruments. Tepid global economic conditions helped this environment, providing a measure of confidence that central banks around the world would keep interest rates depressed in an effort to stimulate growth. Following the Fed’s comments in May 2013 regarding a potential for tapering quantitative easing in the future, those supportive conditions changed.

Over the course of the next five months, fixed income markets effectively priced in the beginning of Fed tapering: bond yields rose as bond prices declined. Although bonds represented by the Index were not impacted as severely as some other areas of the fixed income market, they experienced price declines. The Fed’s announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rebound sharply through the end of the reporting period, helping to offset earlier losses.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments*

Financials	21.55%
Energy	15.68
Consumer Discretionary	12.57
Materials	10.47
Telecommunication Services	9.24
Health Care	8.01
Consumer Staples	7.89
Industrials	6.13
Utilities	5.43
Information Technology	3.03

TOTAL	100.00%

*	Excludes money market funds.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

0-1 Year	0.13%
1-5 Years	30.12
5-10 Years	46.75
10-15 Years	0.36
15-20 Years	4.77
More than 20 Years	17.87

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® B - Ca RATED CORPORATE BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.84%	8.81%	10.17%	8.84%	8.81%	10.17%
Since Inception	10.15%	9.87%	11.24%	15.87%	15.42%	17.53%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/24/12. The first day of secondary market trading was 4/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,014.50	$2.79	$1,000.00	$1,022.40	$2.80	0.55%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

The iShares B - Ca Rated Corporate Bond ETF (the “Fund”), formerly the iShares B - Ca Rated Corporate Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Corporate B - Ca Capped Index (the “Index”). The Index is a subset of the Barclays U.S. Corporate High Yield Index and measures the performance of the B1 - Ca rated range of the fixed-rate, U.S. dollar-denominated taxable, corporate bond market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 8.84%, net of fees, while the total return for the Index was 10.17%.

Corporate bonds rated B to Ca, as measured by the Index, delivered solid returns for the reporting period and outpaced the performance of broad bond Indexes.

For the first half of the reporting period, the bond market was supported by low interest rates on short-term securities and government bonds, which led investors to seek higher-yielding instruments, including high-yield corporate bonds. Tepid global economic conditions helped this environment, providing a measure of confidence that central banks around the world would keep interest rates depressed in an effort to stimulate growth. For high-yield bonds, increased investor demand for higher yields caused bond prices to increase. High yield bond default rates remained low over the reporting period.

Responding to the Fed’s comments, fixed income markets effectively priced in the beginning of Fed tapering: bond yields rose as bond prices declined. Although bonds represented by the Index declined modestly, they were not impacted as severely as some other areas of the fixed income market. The higher yield these bonds offer provided some protection as interest rates climbed. The Fed’s announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rebound sharply through the end of the reporting period, erasing earlier losses.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments*

Consumer Discretionary	21.87%
Energy	13.08
Health Care	10.09
Telecommunication Services	9.82
Information Technology	9.39
Industrials	9.38
Materials	8.34
Financials	7.17
Consumer Staples	6.93
Utilities	3.93

TOTAL	100.00%

*	Excludes money market funds.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

1-5 Years	21.48%
5-10 Years	75.11
10-15 Years	0.23
15-20 Years	2.24
More than 20 Years	0.94

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® FINANCIALS BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.04%	0.32%	1.59%	1.04%	0.32%	1.59%
Since Inception	5.22%	5.09%	6.14%	9.10%	8.88%	10.73%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$983.30	$1.50	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FINANCIALS BOND ETF

The iShares Financials Bond ETF (the “Fund”), formerly the iShares Financials Sector Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Financial Institutions Capped Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated publicly-issued investment-grade corporate bonds in the financial sector. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 1.04%, net of fees, while the total return for the Index was 1.59%.

Corporate financial sector bonds, as measured by the Index, finished the reporting period on positive ground, although they experienced volatility along the way. To a large extent, performance was driven by the Fed’s comments and actions regarding quantitative easing.

The low-interest-rate environment that characterized the first half of the reporting period supported bond market performance. The low rates offered on short-term securities and government bonds encouraged investors to seek relatively higher-yielding instruments, such as corporate bonds. For financial companies, the accommodative policies also had the benefit of providing low borrowing rates for money that they could then lend at higher rates. The Fed’s comments in May 2013 regarding a potential for tapering quantitative easing in the future, changed those supportive conditions.

In response to the Fed’s comments, fixed income markets effectively priced in the beginning of Fed tapering: bond yields rose as bond prices declined. For financial sector bonds, the prospect of higher interest rates meant challenges that included higher borrowing costs, which would crimp margins, and rising mortgage rates, which would have a softening effect on mortgage demand. The Fed’s announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rebound sharply through the end of the reporting period, offsetting earlier losses.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

0-1 Year	3.59%
1-5 Years	45.72
5-10 Years	36.64
15-20 Years	2.44
More than 20 Years	11.61

TOTAL	100.00%

*	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aa1	0.52%
Aa2	7.33
Aa3	5.14
A1	9.14
A2	20.35
A3	13.18
Baa1	17.62
Baa2	21.49
Baa3	4.25
Ba1	0.73
Not Rated	0.25

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® INDUSTRIALS BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.44)%	(5.37)%	(2.77)%	(3.44)%	(5.37)%	(2.77)%
Since Inception	1.23%	0.46%	1.82%	2.12%	0.79%	3.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$963.20	$1.48	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INDUSTRIALS BOND ETF

The iShares Industrials Bond ETF (the “Fund”), formerly the iShares Industrials Sector Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Industrial Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated publicly-issued investment-grade U.S. corporate bonds in the industrial sector. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -3.44%, net of fees, while the total return for the Index was -2.77%.

Corporate industrial sector bonds, as measured by the Index, delivered negative returns for the reporting period, struggling with the combined effects of uneven economic conditions and the Fed’s comments and actions regarding quantitative easing.

During the first six months of the reporting period, industrials sector bonds achieved nearly flat results, as the bond market in general was supported by low interest rates on short-term securities and government bonds, which led investors to seek higher-yielding instruments. For the underlying industrials companies, however, the sluggish economic conditions resulted in soft demand. Following the Fed’s comments in May 2013 regarding a potential for tapering quantitative easing in the future, the supportive conditions for fixed income instruments changed.

Over the course of the next five months, fixed income markets effectively priced in the beginning of Fed tapering: bond yields rose as bond prices declined. Within the corporate bond universe, those issued by companies in the industrial sector were hit particularly hard as they struggled with both low industrial output levels amid uneven global economic conditions and a weak bond market environment. The Fed’s announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rebound through the end of the reporting period, only partially offsetting earlier losses.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

1-5 Years	28.03%
5-10 Years	42.60
10-15 Years	1.02
15-20 Years	4.74
More than 20 Years	23.61

TOTAL	100.00%

*	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	1.91%
Aa1	2.27
Aa2	1.68
Aa3	5.32
A1	9.22
A2	14.63
A3	14.92
Baa1	19.67
Baa2	18.78
Baa3	10.65
Ba1	0.95

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® UTILITIES BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.85)%	(6.32)%	(3.28)%	(3.85)%	(6.32)%	(3.28)%
Since Inception	1.47%	0.87%	2.05%	2.53%	1.50%	3.53%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$950.00	$1.47	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® UTILITIES BOND ETF

The iShares Utilities Bond ETF (the “Fund”), formerly the iShares Utilities Sector Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Utility Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated publicly-issued investment-grade corporate bonds in the utilities sector. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -3.85%, net of fees, while the total return for the Index was -3.28%.

Corporate utilities sector bonds, as measured by the Index, delivered negative returns for the reporting period, struggling with the combined effects of soft economic conditions and the Fed’s comments and actions regarding quantitative easing.

During the first six months of the reporting period, utilities sector bonds posted modest gains. Following the Fed’s comments in May 2013 regarding a potential for tapering quantitative easing in the future, the supportive conditions for fixed income instruments changed.

Over the next several months, fixed income markets effectively priced in the beginning of Fed tapering: bond yields rose as bond prices declined. Utilities sector bonds experienced price declines over this period due to the intermediate and long duration characteristics of these securities. The Fed’s announcement in September 2013 that it would maintain its current level of accommodation caused bonds to rebound through the end of the reporting period, only partially offsetting earlier losses.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

1-5 Years	21.79%
5-10 Years	34.09
10-15 Years	1.75
15-20 Years	2.89
More than 20 Years	39.48

TOTAL	100.00%

*	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aa3	8.57%
A1	5.89
A2	9.78
A3	17.79
Baa1	22.34
Baa2	22.54
Baa3	13.09

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2013 (or commencement of operations, as applicable) and held through October 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES[a] — 86.64%

AEROSPACE & DEFENSE — 0.57%
United Technologies Corp.
0.53%, 12/02/13	$12,006	$12,009,145
0.76%, 06/01/15	9,500	9,561,123

		21,570,268
AUTO COMPONENTS — 0.16%
Johnson Controls Inc.
0.68%, 02/04/14	6,050	6,053,733

		6,053,733
AUTOMOBILES — 0.31%
Nissan Motor Acceptance Corp.
0.95%, 09/26/16[b]	11,500	11,517,744

		11,517,744
BEVERAGES — 2.07%
Anheuser-Busch InBev Worldwide Inc.
0.60%, 07/14/14	2,400	2,405,179
0.79%, 01/27/14	12,355	12,370,901
Coca-Cola Co. (The)
0.20%, 03/14/14	4,606	4,606,502
0.24%, 03/05/15	16,000	15,987,744
1.00%, 11/01/16	14,000	14,012,488
PepsiCo Inc.
0.44%, 07/30/15	12,000	12,007,044
0.47%, 02/26/16	9,900	9,904,663
SABMiller Holdings Inc.
0.95%, 08/01/18[b]	7,000	7,061,908

		78,356,429
CAPITAL MARKETS — 8.90%
Bank of New York Mellon Corp. (The)
0.47%, 10/23/15	23,031	23,048,043
0.49%, 03/04/16	3,000	2,995,182
0.51%, 07/28/14	2,950	2,955,012
0.55%, 01/31/14	1,700	1,700,923
Series 1
0.70%, 03/06/18	2,000	1,999,212
Bear Stearns Companies Inc. (The)/J.P. Morgan Chase & Co.
0.65%, 11/21/16	22,500	22,333,725

Security	Principal (000s)	Value

Goldman Sachs Group Inc. (The)
0.70%, 03/22/16[c]	$31,465	$31,303,931
0.74%, 01/12/15[c]	6,000	6,000,312
0.85%, 09/29/14	15,760	15,796,342
1.26%, 11/21/14	15,000	15,100,395
1.27%, 02/07/14	24,175	24,221,658
1.44%, 04/30/18[c]	35,000	35,155,015
Series B
0.64%, 07/22/15	24,125	24,044,688
Merrill Lynch & Co. Inc. Series C
0.70%, 01/15/15	1,000	998,763
Morgan Stanley
0.54%, 01/09/14	20,600	20,601,566
0.70%, 10/18/16	15,600	15,438,150
0.72%, 10/15/15	30,004	29,884,974
1.51%, 02/25/16	19,000	19,199,367
1.52%, 04/25/18[c]	14,031	14,141,648
1.84%, 01/24/14	22,130	22,194,686
Nomura Holdings Inc.
1.70%, 09/13/16	7,000	7,122,171

		336,235,763
CHEMICALS — 0.24%
E.I. du Pont de Nemours and Co.
0.67%, 03/25/14	9,025	9,042,346

		9,042,346
COMMERCIAL BANKS — 36.38%
Abbey National Treasury Services PLC
1.82%, 04/25/14	14,900	15,000,798
ABN AMRO Bank NV
1.04%, 10/28/16[b]	15,000	15,017,850
2.01%, 01/30/14[b]	10,200	10,236,159
African Development Bank
0.60%, 08/04/14	2,990	2,995,801
American Express Centurion Bank
0.71%, 11/13/15	3,975	3,989,453
ANZ National International Ltd.
1.25%, 12/20/13[b,c]	3,250	3,254,492
Australia and New Zealand Banking Group Ltd.
0.47%, 05/07/15[b]	32,000	32,029,056
0.82%, 05/15/18	13,000	12,988,560

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

0.98%, 01/10/14[b]	$4,750	$4,757,619
Bank of America N.A.
0.53%, 06/15/16	7,150	7,027,113
0.55%, 06/15/17	8,525	8,308,934
Bank of Montreal
0.50%, 09/24/15	25,000	25,005,025
0.71%, 04/29/14	8,500	8,520,876
0.73%, 09/11/15	7,000	7,030,744
0.76%, 07/15/16	6,000	6,030,804
0.84%, 04/09/18	7,000	7,012,635
Bank of Nova Scotia
0.65%, 03/15/16	2,000	2,004,776
0.70%, 09/11/15	6,500	6,522,431
0.76%, 07/15/16	5,500	5,528,237
1.28%, 01/12/15	2,500	2,529,390
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
0.71%, 02/26/16[b]	1,000	1,002,543
0.72%, 04/02/14	1,000	1,001,995
0.87%, 09/09/16[b]	5,000	5,016,915
0.92%, 02/24/14[b]	12,250	12,270,078
Banque Federative du Credit Mutuel SA
1.09%, 10/28/16[b]	3,500	3,507,175
Barclays Bank PLC
1.28%, 01/13/14	12,450	12,474,253
BB&T Corp.
0.94%, 04/28/14 (Call 03/28/14)	13,300	13,332,891
1.00%, 06/15/18 (Call 05/15/18)	1,000	1,007,246
BBVA U.S. Senior SA Unipersonal
2.39%, 05/16/14	3,700	3,725,648
BNP Paribas SA
1.14%, 01/10/14[c]	25,800	25,839,990
3.00%, 12/20/14	25,500	26,261,685
BP Capital Markets PLC
0.77%, 05/10/18	6,000	5,986,746
0.86%, 03/11/14	2,975	2,981,084
0.88%, 09/26/18	13,000	13,018,824
BPCE SA
1.49%, 04/25/16	15,000	15,217,425
2.02%, 02/07/14[b]	8,200	8,232,480
Branch Banking & Trust Co.
0.57%, 09/13/16[c]	7,000	6,935,439

Security	Principal (000s)	Value

Canadian Imperial Bank of Commerce
0.77%, 07/18/16[c]	$4,000	$4,019,528
Commonwealth Bank of Australia
0.52%, 01/29/15[b]	9,000	9,019,845
0.53%, 09/17/14[b,c]	13,525	13,554,011
0.75%, 06/25/14[b,c]	12,100	12,140,087
0.75%, 09/20/16[b]	28,775	28,783,489
0.98%, 03/17/14[b]	36,750	36,859,037
1.05%, 09/18/15[b]	14,150	14,297,415
Credit Agricole SA
1.40%, 04/15/16[b]	7,000	7,083,363
1.69%, 01/21/14[b,c]	19,400	19,455,678
Credit Suisse New York
1.20%, 01/14/14	8,000	8,014,200
Danske Bank A/S
1.29%, 04/14/14[b,c]	8,000	8,024,248
European Investment Bank
0.67%, 02/03/14[b]	8,000	8,007,816
Fifth Third Bank
0.67%, 02/26/16 (Call 01/26/16)	6,000	5,987,760
HSBC Bank PLC
0.90%, 05/15/18[b]	3,500	3,507,795
1.04%, 01/17/14[b]	19,350	19,381,463
HSBC USA Inc.
1.13%, 09/24/18	10,000	10,014,370
ING Bank NV
1.21%, 03/07/16[b]	14,000	14,139,902
1.66%, 06/09/14[b]	8,500	8,557,774
1.89%, 09/25/15[b]	10,500	10,730,170
International Bank for Reconstruction and Development
0.17%, 01/14/15	28,800	28,814,573
0.17%, 08/07/15	5,000	4,995,500
International Finance Corp.
0.17%, 01/28/15	15,958	15,954,409
0.17%, 08/27/15	10,000	10,003,120
Intesa Sanpaolo SpA
2.66%, 02/24/14[b]	23,750	23,850,462
J.P. Morgan Chase Bank N.A.
0.49%, 07/30/15	13,000	13,017,979
Kookmin Bank
1.50%, 10/11/16[b,c]	5,000	5,030,165

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Lloyds Bank PLC
2.59%, 01/24/14	$10,640	$10,695,626
Manufacturers and Traders Trust Co.
0.56%, 03/07/16	6,000	5,991,798
National Australia Bank Ltd.
0.45%, 10/02/14[b]	2,900	2,902,543
0.46%, 05/28/15[b]	2,400	2,399,297
0.54%, 01/22/15[b,c]	22,350	22,406,948
0.79%, 07/25/16	22,000	22,060,192
0.97%, 11/08/13[b]	1,500	1,500,095
0.97%, 04/11/14[b]	11,250	11,284,121
1.19%, 07/25/14[b]	20,150	20,294,214
1.40%, 08/07/15	17,100	17,380,970
1.41%, 02/14/14	250	250,854
National City Bank
0.63%, 06/07/17	5,000	4,924,625
Nordea Bank AB
0.72%, 05/13/16[b]	13,000	13,039,169
1.14%, 01/14/14[b]	7,050	7,064,530
PNC Bank N.A.
0.56%, 04/29/16 (Call 04/29/15)[d]	9,000	8,994,168
PNC Funding Corp.
0.44%, 01/31/14[d]	5,255	5,257,018
RaboBank Nederland
0.59%, 04/14/14	6,600	6,610,072
0.73%, 03/18/16[c]	8,850	8,877,169
Royal Bank of Canada
0.45%, 04/29/15	13,082	13,099,412
0.47%, 01/06/15	11,000	11,022,957
0.54%, 04/17/14	14,335	14,354,510
0.63%, 03/08/16	29,675	29,724,350
0.71%, 09/09/16	8,000	8,024,952
0.94%, 10/30/14	22,700	22,854,224
Societe Generale
1.30%, 04/11/14[b]	16,200	16,262,807
SSIF Nevada LP
0.94%, 04/14/14[b]	33,800	33,893,491
Standard Chartered PLC
1.21%, 05/12/14[b]	8,850	8,887,108
Sumitomo Mitsui Banking Corp.
0.91%, 07/19/16[c]	7,000	7,041,657
1.19%, 07/22/14[b,c]	4,000	4,020,876

Security	Principal (000s)	Value

Sumitomo Mitsui Trust Bank Ltd.
1.03%, 09/16/16[b]	$8,750	$8,792,131
SunTrust Bank
0.55%, 08/24/15	1,000	992,163
Svenska Handelsbanken AB
0.70%, 03/21/16	14,500	14,545,211
0.72%, 09/23/16	14,000	14,028,140
Toronto-Dominion Bank (The)
0.45%, 05/01/15	35,000	35,026,040
0.54%, 07/14/14	9,575	9,595,462
0.72%, 11/01/13	12,500	12,500,000
0.72%, 09/09/16	25,000	25,106,225
Series 1
0.79%, 04/30/18	13,000	13,075,829
UBS AG Stamford
1.24%, 01/28/14	6,993	7,010,909
Union Bank N.A.
1.00%, 09/26/16	7,000	7,054,124
US Bank N.A.
0.52%, 10/14/14	6,900	6,909,660
Wachovia Bank N.A./Wells Fargo & Co.
0.58%, 03/15/16[c]	1,375	1,368,084
0.65%, 11/03/14	15,750	15,779,673
Wachovia Corp./Wells Fargo & Co.
0.52%, 06/15/17	26,150	25,890,723
0.58%, 10/28/15	6,250	6,224,750
0.61%, 10/15/16	23,560	23,269,435
Wells Fargo & Co.
0.44%, 10/28/15[c]	29,450	29,396,283
0.77%, 07/20/16	28,000	28,099,540
0.87%, 04/23/18[c]	17,000	17,038,675
1.17%, 06/26/15	5,000	5,058,035
Wells Fargo Bank N.A.
0.47%, 05/16/16	10,200	10,118,981
Westpac Banking Corp.
0.98%, 03/31/14[b]	4,200	4,213,759
0.98%, 07/30/18	4,000	4,022,432
0.99%, 12/09/13	2,950	2,952,192
1.01%, 09/25/15	18,500	18,701,576

		1,374,737,114

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

COMMUNICATIONS EQUIPMENT — 0.32%
Cisco Systems Inc.
0.50%, 03/14/14	$12,106	$12,120,043

		12,120,043
COMPUTERS & PERIPHERALS — 1.25%
Apple Inc.
0.32%, 05/03/16[c]	11,000	10,986,349
0.52%, 05/03/18	27,000	26,916,165
Dell Inc.
0.85%, 04/01/14	500	498,110
Hewlett-Packard Co.
0.66%, 05/30/14	3,856	3,857,130
1.80%, 09/19/14	5,000	5,046,665

		47,304,419
CONSUMER FINANCE — 6.66%
American Express Bank FSB
0.47%, 06/12/17	24,400	24,140,116
American Express Co.
0.85%, 05/22/18	6,000	6,013,752
American Express Credit Corp.
0.75%, 07/29/16	6,000	6,029,538
1.10%, 06/24/14[c]	6,340	6,370,280
1.36%, 06/12/15	9,500	9,641,740
American Honda Finance Corp.
0.36%, 11/13/14[b,c]	4,000	4,003,292
0.49%, 11/03/14[b]	13,000	13,022,100
0.64%, 05/26/16[b]	15,000	15,017,415
0.65%, 06/18/14[b]	6,295	6,313,312
0.74%, 10/07/16	4,000	4,015,040
Banque PSA Finance SA
2.14%, 04/04/14[b]	500	498,600
Caterpillar Financial Services Corp.
0.36%, 11/19/14	6,000	6,002,202
0.41%, 08/27/14	1,000	1,001,412
0.50%, 02/26/16	6,000	6,004,320
0.62%, 02/09/15	9,250	9,282,634
Ford Motor Credit Co. LLC
1.52%, 05/09/16	8,000	8,109,104
HSBC Finance Corp.
0.49%, 01/15/14	20,875	20,876,461
0.69%, 06/01/16[c]	5,750	5,734,095
John Deere Capital Corp.
0.31%, 01/12/15	11,795	11,795,460

Security	Principal (000s)	Value

0.34%, 10/08/14	$500	$500,323
0.37%, 06/15/15	2,430	2,432,447
0.39%, 04/25/14	3,250	3,252,967
0.42%, 06/16/14	15,850	15,869,686
0.54%, 10/11/16	2,000	2,002,362
0.78%, 09/22/14[c]	8,800	8,836,282
SLM Corp.
0.54%, 01/27/14[c]	750	746,948
Toyota Motor Credit Corp.
0.34%, 08/22/14	4,000	4,002,640
0.39%, 04/08/15	6,000	5,998,728
0.39%, 10/07/15	3,000	3,001,719
0.40%, 01/27/14	500	500,488
0.40%, 09/18/15	3,000	3,001,710
0.41%, 01/23/15	9,500	9,516,207
0.41%, 03/10/15	18,796	18,819,514
0.43%, 11/21/14	2,000	2,004,024
0.55%, 05/17/16	7,000	7,015,911
0.64%, 01/17/14	400	400,519

		251,773,348
DIVERSIFIED FINANCIAL SERVICES — 16.33%
Bank of America Corp.
0.50%, 10/14/16[c]	20,900	20,604,537
0.58%, 09/15/14	7,250	7,244,700
0.59%, 08/15/16	1,300	1,267,876
1.07%, 03/22/16[c]	12,025	12,085,053
1.28%, 01/15/19	5,000	5,027,665
1.32%, 03/22/18[c]	12,000	12,139,164
1.80%, 07/11/14	3,910	3,944,451
Series L
1.66%, 01/30/14	11,400	11,432,798
Citigroup Inc.
0.38%, 03/07/14	14,150	14,148,344
0.53%, 06/09/16	25,390	24,854,474
0.55%, 11/05/14	29,500	29,467,668
1.04%, 04/01/16	8,000	8,030,880
1.18%, 04/01/14[c]	21,400	21,471,433
1.20%, 07/25/16	7,550	7,619,309
1.69%, 01/13/14	20,000	20,050,140
Daimler Finance North America LLC
0.84%, 01/09/15[b]	11,000	11,039,435
0.86%, 03/28/14[b,c]	8,800	8,815,567

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

0.95%, 08/01/16[b]	$7,000	$7,015,148
1.02%, 04/10/14[b]	6,500	6,517,375
General Electric Capital Corp.
0.37%, 12/20/13	1,250	1,250,263
0.43%, 02/15/17[c]	240	238,302
0.44%, 01/08/16	7,500	7,477,958
0.46%, 05/11/16	8,792	8,746,343
0.62%, 01/09/15	7,500	7,526,490
0.62%, 07/10/15	8,000	8,027,208
0.84%, 01/08/16	23,750	23,865,639
0.86%, 12/11/15	25,000	25,184,450
0.87%, 04/07/14	10,900	10,931,784
0.89%, 06/02/14[c]	1,000	1,003,568
0.89%, 07/12/16	18,000	18,096,696
0.94%, 04/24/14[c]	10,500	10,543,407
0.96%, 04/02/18	3,000	3,022,263
1.09%, 01/07/14[c]	7,800	7,812,199
1.14%, 05/09/16	1,750	1,765,225
1.28%, 07/02/15[c]	8,500	8,607,542
Series A
0.51%, 09/15/14	32,600	32,674,230
J.P. Morgan Chase & Co.
0.69%, 04/23/15	22,000	22,043,604
0.88%, 02/26/16[c]	44,750	44,915,083
0.90%, 10/15/15[c]	12,900	12,941,860
1.00%, 05/02/14	32,500	32,614,920
1.04%, 01/24/14	30,225	30,284,966
1.14%, 01/25/18[c]	28,862	29,080,485
1.30%, 03/20/15	5,600	5,655,664
Volkswagen International Finance NV
0.86%, 04/01/14[b]	7,350	7,356,652
0.86%, 11/20/14[b]	7,000	7,029,911
1.00%, 03/21/14[b]	15,650	15,688,655

		617,161,384
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.23%
AT&T Inc.
0.65%, 02/12/16	11,850	11,832,794
British Telecommunications PLC
1.38%, 12/20/13	500	500,710
Verizon Communications Inc.
0.46%, 03/06/15[b]	5,500	5,485,568
0.86%, 03/28/14	13,400	13,423,128

Security	Principal (000s)	Value

1.78%, 09/15/16	$31,000	$31,786,470
2.00%, 09/14/18	20,000	21,115,800

		84,144,470
ELECTRIC UTILITIES — 0.08%
Georgia Power Co.
0.57%, 03/15/16 (Call 03/15/14)	3,000	3,000,129

		3,000,129
FOOD & STAPLES RETAILING — 0.19%
Walgreen Co.
0.75%, 03/13/14	7,300	7,307,957

		7,307,957
FOOD PRODUCTS — 0.47%
Campbell Soup Co.
0.57%, 08/01/14	7,900	7,908,153
General Mills Inc.
0.54%, 01/29/16	1,500	1,500,999
0.61%, 05/16/14	6,400	6,407,053
Kellogg Co.
0.49%, 02/13/15	2,000	2,002,562

		17,818,767
HEALTH CARE EQUIPMENT & SUPPLIES — 0.24%
Baxter International Inc.
0.43%, 12/11/14	9,000	9,012,114

		9,012,114
HEALTH CARE PROVIDERS & SERVICES — 0.26%
International Finance Facility for Immunisation
0.43%, 07/05/16[b]	10,000	10,002,699

		10,002,699
HOUSEHOLD PRODUCTS — 0.84%
Procter & Gamble Co. (The)
0.16%, 02/14/14	4,500	4,499,347
0.19%, 02/06/14	5,400	5,398,942
0.32%, 11/04/16	22,000	22,013,134

		31,911,423
INDUSTRIAL CONGLOMERATES — 0.19%
Eaton Corp.
0.58%, 06/16/14	7,000	7,008,610

		7,008,610

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

INSURANCE — 3.55%
Berkshire Hathaway Finance Corp.
0.57%, 01/10/14	$7,750	$7,755,968
Berkshire Hathaway Inc.
0.96%, 08/15/14	11,803	11,871,894
MetLife Global Funding I
0.60%, 03/19/14[b]	9,020	9,032,826
0.77%, 07/15/16[b]	3,000	3,012,186
0.99%, 01/10/14[b]	14,700	14,721,168
MetLife Inc.
0.61%, 01/06/15[b]	8,500	8,524,854
MetLife Institutional Funding II
1.14%, 04/04/14[b]	14,950	15,009,561
Monumental Global Funding III
0.44%, 01/15/14[b,c]	4,692	4,695,050
New York Life Global Funding
0.29%, 09/19/14[b]	14,150	14,155,335
0.37%, 06/18/14[b]	6,510	6,515,325
0.50%, 04/04/14[b]	4,350	4,356,020
Principal Life Global Funding II
0.41%, 09/19/14[b]	14,500	14,514,573
0.63%, 05/27/16[b]	1,000	1,001,799
0.87%, 07/09/14[b]	8,000	8,033,368
Principal Life Income Fundings Trust
0.45%, 11/08/13	1,027	1,027,017
Prudential Financial Inc. Series FRN
1.04%, 08/15/18	10,000	10,042,060

		134,269,004
IT SERVICES — 0.61%
IBM International Group Capital LLC
0.27%, 07/29/15	5,000	4,998,270
International Business Machines Corp.
0.25%, 02/04/15[c]	18,000	18,002,322

		23,000,592
MEDIA — 0.88%
NBCUniversal Enterprise Inc.
0.78%, 04/15/16[b]	8,000	8,036,752
0.93%, 04/15/18[b]	11,000	11,065,472

Security	Principal (000s)	Value

Walt Disney Co. (The)
0.25%, 02/11/15[c]	$14,000	$14,000,196

		33,102,420
METALS & MINING — 0.78%
BHP Billiton Finance (USA) Ltd.
0.50%, 09/30/16	16,000	16,018,656
0.53%, 02/18/14	4,250	4,253,617
Glencore Funding LLC
1.42%, 05/27/16[b]	4,000	3,980,016
Rio Tinto Finance (USA) PLC
1.09%, 06/17/16[c]	5,000	5,037,690

		29,289,979
MULTI-UTILITIES — 0.02%
Sempra Energy
1.01%, 03/15/14	650	651,270

		651,270
MULTILINE RETAIL — 0.22%
Target Corp.
0.42%, 07/18/14	8,350	8,365,531

		8,365,531
OFFICE ELECTRONICS — 0.01%
Xerox Corp.
1.08%, 05/16/14	500	500,717

		500,717
OIL, GAS & CONSUMABLE FUELS — 0.74%
EOG Resources Inc.
1.02%, 02/03/14	140	140,249
Schlumberger Investment SA
0.81%, 09/12/14[b]	2,950	2,963,125
Total Capital Canada Ltd.
0.62%, 01/17/14	9,100	9,108,945
0.62%, 01/15/16	9,600	9,653,558
Total Capital International SA
0.83%, 08/10/18	6,000	6,033,744

		27,899,621
PHARMACEUTICALS — 1.45%
AbbVie Inc.
1.03%, 11/06/15	8,500	8,588,052
Johnson & Johnson
0.35%, 05/15/14	6,600	6,606,316
Merck & Co. Inc.
0.45%, 05/18/16	10,000	10,030,010
0.62%, 05/18/18	11,000	11,034,617

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Pfizer Inc.
0.55%, 06/15/18	$3,000	$3,002,823
Sanofi
0.56%, 03/28/14	3,506	3,510,961
Teva Pharmaceutical Finance Co. BV
1.17%, 11/08/13	3,850	3,850,193
Teva Pharmaceutical Finance III BV
0.75%, 03/21/14	8,293	8,299,974

		54,922,946
TOBACCO — 0.19%
Philip Morris International Inc.
0.31%, 02/26/15	7,000	7,003,017

		7,003,017
WIRELESS TELECOMMUNICATION SERVICES — 0.50%
America Movil SAB de CV
1.26%, 09/12/16	9,849	9,934,943
Vodafone Group PLC
0.65%, 02/19/16[c]	8,900	8,899,172

		18,834,115

TOTAL CORPORATE BONDS & NOTES (Cost: $3,267,920,886)		3,273,917,972

FOREIGN AGENCY OBLIGATIONS[a,e] — 12.31%

CANADA — 0.47%
Ontario (Province of)
0.31%, 08/13/15	15,800	15,788,893
0.40%, 04/01/15	2,000	2,001,708

		17,790,601
GERMANY — 2.64%
KfW
0.13%, 10/30/14	10,000	10,000,350
0.22%, 01/23/15	24,000	24,000,504
0.23%, 07/09/15[c]	5,000	4,998,340
0.25%, 03/17/14	15,750	15,750,693
0.32%, 03/13/15[c]	29,500	29,511,240
0.42%, 01/17/14	8,600	8,607,886
Landwirtschaftliche Rentenbank
0.37%, 01/28/14[b]	750	750,326
0.45%, 03/15/16[b]	6,000	6,021,600

		99,640,939

Security	Principal (000s)	Value

MEXICO — 0.22%
Petroleos Mexicanos
2.27%, 07/18/18	$8,000	$8,250,000

		8,250,000
NETHERLANDS — 1.80%
Achmea Hypotheekbank NV
0.62%, 11/03/14[b]	8,000	8,020,640
Bank Nederlandse Gemeenten
0.42%, 07/18/16[b]	12,000	12,003,720
Nederlandse Waterschapsbank NV
0.29%, 10/27/14[b]	33,000	33,027,918
1.00%, 11/04/15[b]	3,000	3,002,422
Petrobras Global Finance BV
1.88%, 05/20/16[c]	8,000	7,980,000
2.38%, 01/15/19	3,981	3,869,532

		67,904,232
NORWAY — 2.94%
Kommunalbanken AS
0.26%, 01/26/15[b]	17,500	17,486,035
0.33%, 03/18/16[b]	19,000	18,987,441
0.37%, 10/31/16[b,c]	11,500	11,520,504
0.38%, 03/10/14[b]	2,000	2,001,364
0.44%, 02/20/18[b]	24,000	23,969,640
0.45%, 04/01/15[b]	6,500	6,511,440
0.63%, 03/27/17[b]	22,500	22,674,330
Statoil ASA
0.55%, 05/15/18	8,000	7,982,224

		111,132,978
SUPRANATIONAL — 2.58%
Asian Development Bank
0.17%, 05/29/15	17,000	16,983,000
Inter-American Development Bank
0.17%, 07/29/15	26,000	25,982,164
0.22%, 10/15/15	9,900	9,900,584
0.22%, 02/11/16	19,000	18,995,288
0.25%, 12/12/16	9,000	9,005,580
0.29%, 09/12/18	7,000	6,993,322
0.71%, 05/20/14	9,700	9,721,602

		97,581,540
SWEDEN — 1.66%
Kommuninvest I Sverige AB
0.24%, 09/12/14[b]	10,000	9,997,423

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

0.25%, 06/22/15[b]	$15,000	$15,000,000
0.27%, 03/26/15[b]	7,500	7,498,328
Svensk Exportkredit AB
0.44%, 06/12/17	16,000	16,011,888
0.54%, 01/23/17	11,100	11,136,852
1.01%, 08/14/14	3,100	3,117,676

		62,762,167

TOTAL FOREIGN AGENCY OBLIGATIONS (Cost: $465,353,680)		465,062,457

SHORT-TERM INVESTMENTS — 4.81%

MONEY MARKET FUNDS — 4.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,f,g]	70,492	70,492,499
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[d,f,g]	6,111	6,110,611
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,f]	105,250	105,250,446

		181,853,556

TOTAL SHORT-TERM INVESTMENTS (Cost: $181,853,556)		181,853,556

TOTAL INVESTMENTS IN SECURITIES — 103.76%
(Cost: $3,915,128,122)		3,920,833,985
Other Assets, Less Liabilities — (3.76)%		(142,124,351)

NET ASSETS — 100.00%		$3,778,709,634

[a]	Variable rate security. Rate shown is as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	Investments are denominated in U.S. dollars.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 92.37%

AEROSPACE & DEFENSE — 1.02%
Bombardier Inc.
4.25%, 01/15/16[a]	$150	$156,563
Sequa Corp.
7.00%, 12/15/17 (Call 12/02/13)[a]	100	100,250

		256,813
AIR FREIGHT & LOGISTICS — 0.41%
CEVA Group PLC
8.38%, 12/01/17 (Call 12/02/13)[a]	100	103,500

		103,500
AIRLINES — 0.62%
Continental Airlines Inc. 2012-3 Pass Through Trust
6.13%, 04/29/18	150	155,250

		155,250
AUTO COMPONENTS — 2.47%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.00%, 01/15/18 (Call 01/15/14)	350	367,025
Pittsburgh Glass Works LLC
8.00%, 11/15/18 (Call 11/15/15)[a]	25	25,500
Schaeffler Finance BV
7.75%, 02/15/17[a]	200	227,000

		619,525
BEVERAGES — 1.34%
Constellation Brands Inc.
7.25%, 09/01/16	200	228,250
Cott Beverages Inc.
8.13%, 09/01/18 (Call 09/01/14)	100	107,875

		336,125
BIOTECHNOLOGY — 0.43%
STHI Holding Corp.
8.00%, 03/15/18 (Call 03/15/14)[a]	100	107,750

		107,750
BUILDING PRODUCTS — 2.41%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 12/20/13)	100	106,750
Griffon Corp.
7.13%, 04/01/18 (Call 04/01/14)	100	106,544

Security	Principal (000s)	Value

Grifols Inc.
8.25%, 02/01/18 (Call 02/01/14)	$100	$107,500
Ply Gem Industries Inc.
8.25%, 02/15/18 (Call 02/15/14)	100	107,000
USG Corp.
9.75%, 01/15/18	150	176,625

		604,419
CAPITAL MARKETS — 0.80%
American Capital Ltd.
6.50%, 09/15/18 (Call 09/15/15)[a]	100	103,750
Nuveen Investments Inc.
9.13%, 10/15/17 (Call 10/15/14)[a]	100	97,000

		200,750
CHEMICALS — 2.30%
Ashland Inc.
3.88%, 04/15/18 (Call 03/15/18)	100	100,541
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%, 02/01/18 (Call 02/01/14)	100	103,578
Perstorp Holding AB
8.75%, 05/15/17 (Call 05/15/15)[a]	200	209,000
PQ Corp.
8.75%, 05/01/18 (Call 11/01/14)[a]	150	162,562

		575,681
COMMERCIAL BANKS — 5.41%
CIT Group Inc.
4.75%, 02/15/15[a]	350	364,656
5.25%, 04/01/14[a]	150	152,625
5.25%, 03/15/18	350	378,451
Globe Luxembourg SCA
9.63%, 05/01/18 (Call 05/01/17)[a]	200	204,814
Royal Bank of Scotland Group PLC
5.00%, 10/01/14	200	204,660
Synovus Financial Corp.
5.13%, 06/15/17	50	51,063

		1,356,269
COMMERCIAL SERVICES & SUPPLIES — 1.89%
DynCorp International Inc.
10.38%, 07/01/17 (Call 07/01/14)	50	52,500
Interactive Data Corp.
10.25%, 08/01/18 (Call 08/01/14)	150	166,319
iPayment Inc.
10.25%, 05/15/18 (Call 05/15/15)	50	38,500

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

R.R. Donnelley & Sons Co.
7.25%, 05/15/18	$100	$112,500
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 05/15/18 (Call 05/15/15)[a]	100	103,500

		473,319
CONSTRUCTION & ENGINEERING — 1.27%
Abengoa Finance SAU
8.88%, 11/01/17[a]	150	157,575
Aguila 3 SA
7.88%, 01/31/18 (Call 01/31/14)[a]	150	159,562

		317,137
CONSTRUCTION MATERIALS — 0.66%
Vulcan Materials Co.
6.40%, 11/30/17	150	165,000

		165,000
CONSUMER FINANCE — 9.50%
Ally Financial Inc.
4.50%, 02/11/14	250	251,935
6.25%, 12/01/17	250	276,895
8.30%, 02/12/15	250	271,395
General Motors Financial Co. Inc.
2.75%, 05/15/16[a]	200	202,243
6.75%, 06/01/18	150	169,749
SLM Corp.
5.05%, 11/14/14	150	155,509
6.00%, 01/25/17	300	326,962
8.45%, 06/15/18	250	292,183
Springleaf Finance Corp.
6.90%, 12/15/17	400	433,000

		2,379,871
CONTAINERS & PACKAGING — 1.27%
Ardagh Packaging Finance PLC
7.38%, 10/15/17 (Call 10/15/14)[a]	200	214,500
Cascades Inc.
7.75%, 12/15/17 (Call 12/15/13)	100	104,270

		318,770
DIVERSIFIED FINANCIAL SERVICES — 4.95%
International Lease Finance Corp.
5.75%, 05/15/16	200	213,565
6.50%, 09/01/14[a]	200	208,252

Security	Principal (000s)	Value

7.13%, 09/01/18[a]	$100	$115,280
8.75%, 03/15/17	150	176,429
National Money Mart Co.
10.38%, 12/15/16 (Call 12/15/13)	100	103,976
Wind Acquisition Finance SA
7.25%, 02/15/18 (Call 12/02/13)[a]	200	210,145
11.75%, 07/15/17 (Call 12/02/13)[a]	200	212,500

		1,240,147
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.54%
CenturyLink Inc.
6.00%, 04/01/17	200	218,500
Cincinnati Bell Inc.
8.75%, 03/15/18 (Call 03/15/14)	50	53,000
Frontier Communications Corp.
8.13%, 10/01/18	50	57,625
8.25%, 04/15/17	100	115,500
Intelsat (Luxembourg) SA
6.75%, 06/01/18 (Call 06/01/15)[a]	100	104,000
Level 3 Financing Inc.
10.00%, 02/01/18 (Call 02/01/14)	100	106,880
Telesat Canada/Telesat LLC
6.00%, 05/15/17 (Call 05/15/14)[a]	150	156,562
UPC Holding BV
9.88%, 04/15/18 (Call 04/15/14)[a]	100	108,376
Windstream Corp.
8.13%, 09/01/18 (Call 09/01/14)	200	216,250

		1,136,693
ELECTRIC UTILITIES — 0.63%
EDP Finance BV
6.00%, 02/02/18[a]	150	157,687

		157,687
ELECTRICAL EQUIPMENT — 0.42%
WireCo WorldGroup Inc.
9.50%, 05/15/17 (Call 12/02/13)	100	104,000

		104,000
FOOD & STAPLES RETAILING — 0.44%
Tops Holding Corp./Tops Markets LLC
8.88%, 12/15/17 (Call 06/15/15)[a]	100	110,000

		110,000
FOOD PRODUCTS — 1.29%
Bumble Bee Holdings Inc.
9.00%, 12/15/17 (Call 12/15/14)[a]	100	109,250

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Michael Foods Group Inc.
9.75%, 07/15/18 (Call 07/15/14)	$100	$109,250
Sun Merger Sub Inc.
5.25%, 08/01/18 (Call 08/01/15)[a]	100	104,750

		323,250
GAS UTILITIES — 0.88%
Sabine Pass LNG LP
7.50%, 11/30/16	150	167,096
Suburban Propane Partners LP/Suburban Energy Finance Corp.
7.50%, 10/01/18 (Call 10/01/14)	50	53,926

		221,022
HEALTH CARE EQUIPMENT & SUPPLIES — 0.86%
Alere Inc.
7.25%, 07/01/18 (Call 12/15/15)	100	109,250
DJO Finance LLC/DJO Finance Corp.
9.88%, 04/15/18 (Call 04/15/15)	100	107,250

		216,500
HEALTH CARE PROVIDERS & SERVICES — 4.49%
Community Health Systems Inc.
5.13%, 08/15/18 (Call 08/15/15)	200	207,750
Fresenius Medical Care US Finance Inc.
6.88%, 07/15/17	100	113,250
HCA Inc.
6.38%, 01/15/15	200	211,250
8.00%, 10/01/18	50	59,000
Health Net Inc
6.38%, 06/01/17	100	106,875
MedImpact Holdings Inc.
10.50%, 02/01/18 (Call 02/01/15)[a]	100	109,250
MultiPlan Inc.
9.88%, 09/01/18 (Call 09/01/14)[a]	100	110,500
Radiation Therapy Services Inc.
8.88%, 01/15/17 (Call 05/15/14)	100	99,500
Tenet Healthcare Corp.
9.25%, 02/01/15	100	109,000

		1,126,375
HOTELS, RESTAURANTS & LEISURE — 4.52%
Burger King Corp.
9.88%, 10/15/18 (Call 10/15/14)	75	84,180

Security	Principal (000s)	Value

Caesars Entertainment Operating Co. Inc.
10.75%, 02/01/16 (Call 12/02/13)	$100	$83,750
11.25%, 06/01/17 (Call 12/02/13)	200	199,750
Marina District Finance Co. Inc.
9.50%, 10/15/15 (Call 12/02/13)	100	105,081
MGM Resorts International
7.50%, 06/01/16	250	281,108
7.63%, 01/15/17	150	170,516
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.
8.88%, 04/15/17 (Call 04/15/14)[a]	100	101,125
Peninsula Gaming LLC/Peninsula Gaming Corp.
8.38%, 02/15/18 (Call 08/15/14)[a]	100	108,500

		1,134,010
HOUSEHOLD DURABLES — 2.46%
DR Horton Inc.
4.75%, 05/15/17	150	158,625
Jarden Corp.
7.50%, 05/01/17	100	115,750
Lennar Corp.
4.75%, 12/15/17 (Call 09/15/17)	100	104,750
Standard Pacific Corp.
8.38%, 05/15/18	100	116,000
Toll Brothers Finance Corp.
8.91%, 10/15/17	100	120,500

		615,625
HOUSEHOLD PRODUCTS — 0.40%
Central Garden and Pet Co.
8.25%, 03/01/18 (Call 03/01/14)	100	100,250

		100,250
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.53%
AES Corp. (The)
8.00%, 10/15/17	200	233,637
9.75%, 04/15/16	100	118,112
GenOn Energy Inc.
9.50%, 10/15/18	50	57,411

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

NRG Energy Inc.
7.63%, 01/15/18	$200	$226,041

		635,201
IT SERVICES — 1.66%
Audatex North America Inc.
6.75%, 06/15/18 (Call 06/15/14)	100	106,937
First Data Corp.
11.25%, 03/31/16 (Call 12/02/13)	200	201,250
iGATE Corp.
9.00%, 05/01/16 (Call 05/01/14)	100	107,504

		415,691
MACHINERY — 1.60%
Case New Holland Inc.
7.88%, 12/01/17	200	236,750
CNH Capital LLC
6.25%, 11/01/16	150	165,000

		401,750
MEDIA — 5.46%
Cablevision Systems Corp.
8.63%, 09/15/17	200	232,500
Clear Channel Communications Inc.
10.75%, 08/01/16 (Call 12/02/13)	75	72,188
DISH DBS Corp.
4.63%, 07/15/17	200	207,909
6.63%, 10/01/14	200	209,126
7.13%, 02/01/16	150	165,608
inVentiv Health Inc.
11.00%, 08/15/18 (Call 08/15/14)[a]	100	86,750
Lamar Media Corp.
7.88%, 04/15/18 (Call 04/15/14)	100	106,544
Nielsen Finance LLC/Nielsen Finance Co.
7.75%, 10/15/18 (Call 10/15/14)	100	108,983
Visant Corp.
10.00%, 10/01/17 (Call 12/02/13)	100	92,000
WMG Acquisition Corp.
11.50%, 10/01/18 (Call 10/01/14)	75	86,823

		1,368,431
METALS & MINING — 7.55%
ArcelorMittal SA
4.25%, 03/01/16	200	206,344
6.13%, 06/01/18	200	217,324
9.50%, 02/15/15	150	164,546

Security	Principal (000s)	Value

Atkore International Inc.
9.88%, 01/01/18 (Call 01/01/14)	$100	$108,000
Barminco Finance Pty Ltd. Series AI
9.00%, 06/01/18	100	94,500
Commercial Metals Co.
7.35%, 08/15/18	100	113,035
Essar Steel Algoma Inc.
9.38%, 03/15/15 (Call 12/02/13)[a]	50	48,188
FMG Resources (August 2006) Pty Ltd.
6.00%, 04/01/17 (Call 04/01/15)[a]	200	209,209
7.00%, 11/01/15 (Call 12/02/13)[a]	250	259,062
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 03/15/14)[a]	100	99,250
Novelis Inc.
8.38%, 12/15/17 (Call 12/15/13)	150	160,480
Ryerson Inc./Joseph T Ryerson & Son Inc.
9.00%, 10/15/17 (Call 04/15/15)	100	104,339
United States Steel Corp.
7.00%, 02/01/18	100	108,260

		1,892,537
MULTILINE RETAIL — 0.38%
Sears Holdings Corp.
6.63%, 10/15/18	100	94,250

		94,250
OIL, GAS & CONSUMABLE FUELS — 7.53%
Alpha Natural Resources Inc.
9.75%, 04/15/18	50	51,625
Antero Resources Finance Corp.
9.38%, 12/01/17 (Call 12/02/13)	100	105,218
Arch Coal Inc.
8.75%, 08/01/16 (Call 12/02/13)	50	50,128
Aurora USA Oil & Gas Inc.
9.88%, 02/15/17 (Call 02/15/15)[a]	100	106,542
Chesapeake Energy Corp.
6.50%, 08/15/17	100	111,955
9.50%, 02/15/15	100	109,730
CONSOL Energy Inc.
8.00%, 04/01/17 (Call 04/01/14)	200	212,271
Crosstex Energy LP/Crosstex Energy Finance Corp.
8.88%, 02/15/18 (Call 02/15/14)	100	106,424

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Energy XXI Gulf Coast Inc.
9.25%, 12/15/17 (Call 12/15/14)	$100	$111,103
EPL Oil & Gas Inc.
8.25%, 02/15/18 (Call 02/15/15)	100	106,895
EXCO Resources Inc.
7.50%, 09/15/18 (Call 09/15/14)	100	96,868
Expro Finance Luxembourg SCA
8.50%, 12/15/16 (Call 12/15/13)[a]	100	104,639
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18[a]	250	273,257
NGPL PipeCo LLC
7.12%, 12/15/17[a]	100	93,184
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC
8.88%, 03/15/18 (Call 03/15/14)	100	104,752
Quicksilver Resources Inc.
7.13%, 04/01/16 (Call 12/02/13)	100	94,750
Rockies Express Pipeline LLC
6.85%, 07/15/18[a]	50	47,135

		1,886,476
PHARMACEUTICALS — 0.87%
VPII Escrow Corp./Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (Call 08/15/15)[a]	200	218,000

		218,000
ROAD & RAIL — 0.22%
Hertz Corp. (The)
7.50%, 10/15/18 (Call 10/15/14)	50	54,215

		54,215
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.86%
Advanced Micro Devices Inc.
8.13%, 12/15/17 (Call 12/15/13)	100	104,363
Freescale Semiconductor Inc.
9.25%, 04/15/18 (Call 04/15/14)[a]	150	162,152
NXP BV/NXP Funding LLC
3.75%, 06/01/18[a]	200	200,585

		467,100
SPECIALTY RETAIL — 1.24%
Best Buy Co. Inc.
5.00%, 08/01/18	100	104,500

Security	Principal or Shares (000s)	Value

L Brands Inc.
6.90%, 07/15/17	$100	$114,250
Toys R Us Inc.
10.38%, 08/15/17 (Call 02/15/15)	100	93,000

		311,750
TOBACCO — 0.42%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
8.50%, 05/15/18 (Call 05/15/14)	100	105,500

		105,500
TRADING COMPANIES & DISTRIBUTORS — 0.87%
Aircastle Ltd.
6.75%, 04/15/17	100	109,549
United Rentals (North America) Inc.
5.75%, 07/15/18 (Call 07/15/15)	100	107,266

		216,815
WIRELESS TELECOMMUNICATION SERVICES — 2.50%
NII Capital Corp.
10.00%, 08/15/16 (Call 12/02/13)	75	58,312
Sprint Communications Inc.
8.38%, 08/15/17	400	463,000
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 09/01/15)[a]	100	104,000

		625,312

TOTAL CORPORATE BONDS & NOTES
(Cost: $23,109,561)		23,148,766

SHORT-TERM INVESTMENTS — 8.28%

MONEY MARKET FUNDS — 8.28%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	2,076	2,075,631

		2,075,631

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,075,631)		2,075,631

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 100.65%
(Cost: $25,185,192)	$25,224,397
Other Assets, Less Liabilities — (0.65)%	(163,014)

NET ASSETS — 100.00%	$25,061,383

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.15%

AEROSPACE & DEFENSE — 1.02%
Boeing Co. (The)
3.50%, 02/15/15	$25	$25,958
Precision Castparts Corp.
0.70%, 12/20/15	25	24,957
United Technologies Corp.
1.80%, 06/01/17	50	50,878

		101,793
BEVERAGES — 3.66%
Anheuser-Busch InBev Worldwide Inc.
0.80%, 07/15/15	100	100,427
Bottling Group LLC
5.50%, 04/01/16	50	55,548
Coca-Cola Co. (The)
1.15%, 04/01/18	50	49,266
1.80%, 09/01/16	50	51,374
Diageo Capital PLC
5.75%, 10/23/17	50	57,861
PepsiCo Inc.
2.50%, 05/10/16	50	52,035

		366,511
BIOTECHNOLOGY — 0.52%
Amgen Inc.
2.50%, 11/15/16	50	51,898

		51,898
CAPITAL MARKETS — 9.56%
Bank of New York Mellon Corp. (The)
2.10%, 08/01/18	50	50,436
Credit Suisse (USA) Inc.
4.88%, 01/15/15	100	105,076
Deutsche Bank AG London
3.45%, 03/30/15	100	103,784
Goldman Sachs Group Inc. (The)
5.15%, 01/15/14	50	50,442
5.95%, 01/18/18	150	172,057
6.00%, 05/01/14	100	102,725
Jefferies Group LLC
5.13%, 04/13/18	50	53,974
Morgan Stanley
4.75%, 04/01/14	100	101,725
4.75%, 03/22/17	200	218,786

		959,005

Security	Principal (000s)	Value

CHEMICALS — 1.56%
Dow Chemical Co. (The)
2.50%, 02/15/16	$50	$51,826
E.I. du Pont de Nemours and Co.
3.25%, 01/15/15	50	51,676
Ecolab Inc.
3.00%, 12/08/16	50	52,693

		156,195
COMMERCIAL BANKS — 16.25%
Bank of Montreal
1.30%, 07/15/16	75	75,571
Bank of Nova Scotia
1.38%, 07/15/16	100	100,850
Barclays Bank PLC
5.20%, 07/10/14	100	103,215
BB&T Corp.
2.05%, 06/19/18 (Call 05/15/18)	75	75,045
BNP Paribas SA
3.60%, 02/23/16	75	79,391
BP Capital Markets PLC
2.24%, 09/26/18	50	50,495
3.63%, 05/08/14	100	101,662
Canadian Imperial Bank of Commerce
1.55%, 01/23/18 (Call 12/23/17)	50	49,330
HSBC USA Inc.
2.38%, 02/13/15	100	102,232
PNC Funding Corp.
5.25%, 11/15/15[a]	50	54,131
Rabobank Nederland
3.38%, 01/19/17	75	79,854
Royal Bank of Canada
0.85%, 03/08/16	50	50,035
2.20%, 07/27/18	50	50,510
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	75	76,665
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	50	51,663
Toronto-Dominion Bank (The)
2.38%, 10/19/16	50	51,973
U.S. Bancorp
3.15%, 03/04/15	75	77,627
Wachovia Corp./Wells Fargo & Co.
5.25%, 08/01/14	100	103,406

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Wells Fargo & Co.
1.25%, 07/20/16	$75	$75,495
5.63%, 12/11/17	100	116,034
Westpac Banking Corp.
3.00%, 08/04/15	100	104,119

		1,629,303
COMMUNICATIONS EQUIPMENT — 0.55%
Cisco Systems Inc.
5.50%, 02/22/16	50	55,498

		55,498
COMPUTERS & PERIPHERALS — 1.51%
Apple Inc.
1.00%, 05/03/18	50	48,537
Hewlett-Packard Co.
3.30%, 12/09/16	50	52,262
6.13%, 03/01/14	50	50,893

		151,692
CONSUMER FINANCE — 6.99%
American Express Co.
7.00%, 03/19/18	50	60,575
American Express Credit Corp.
1.75%, 06/12/15	100	101,789
Capital One Financial Corp.
6.75%, 09/15/17	50	59,239
Caterpillar Financial Services Corp. Series G
1.25%, 11/06/17	50	49,309
Ford Motor Credit Co. LLC
7.00%, 04/15/15	100	108,428
8.00%, 12/15/16	100	118,934
John Deere Capital Corp.
0.95%, 06/29/15	75	75,478
Toyota Motor Credit Corp.
2.00%, 10/24/18	50	50,127
2.05%, 01/12/17	75	77,008

		700,887
DIVERSIFIED FINANCIAL SERVICES — 12.66%
Bank of America Corp.
5.25%, 12/01/15	50	53,728
5.75%, 12/01/17	100	114,188
7.38%, 05/15/14	75	77,660
Series 1
3.75%, 07/12/16	100	106,496

Security	Principal (000s)	Value

Citigroup Inc.
1.70%, 07/25/16	$100	$101,029
2.50%, 09/26/18	100	100,938
4.75%, 05/19/15	50	52,842
5.00%, 09/15/14	50	51,735
6.38%, 08/12/14	50	52,170
General Electric Capital Corp.
1.50%, 07/12/16	100	101,202
1.60%, 11/20/17	100	100,175
J.P. Morgan Chase & Co.
1.63%, 05/15/18	150	147,129
4.65%, 06/01/14	100	102,478
5.15%, 10/01/15	100	107,476

		1,269,246
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.19%
AT&T Inc.
1.70%, 06/01/17	100	100,507
5.10%, 09/15/14	100	103,963
Orange
2.13%, 09/16/15	50	50,881
Telecom Italia Capital SA
5.25%, 10/01/15	50	52,501
Telefonica Emisiones SAU
6.42%, 06/20/16	50	54,677
Verizon Communications Inc.
2.50%, 09/15/16	75	77,854
3.65%, 09/14/18	75	79,829

		520,212
ELECTRIC UTILITIES — 1.03%
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	50	50,382
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)	25	26,884
Southern Co. (The)
2.45%, 09/01/18	25	25,518

		102,784
ENERGY EQUIPMENT & SERVICES — 0.50%
Transocean Inc.
2.50%, 10/15/17	50	50,393

		50,393
FOOD & STAPLES RETAILING — 2.00%
Costco Wholesale Corp.
0.65%, 12/07/15	50	49,958

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Wal-Mart Stores Inc.
0.60%, 04/11/16	$100	$100,029
Walgreen Co.
1.00%, 03/13/15	50	50,197

		200,184
FOOD PRODUCTS — 1.17%
Kraft Foods Group Inc.
6.13%, 08/23/18	50	58,981
Mondelez International Inc.
6.50%, 08/11/17	50	58,405

		117,386
HEALTH CARE EQUIPMENT & SUPPLIES — 1.02%
Baxter International Inc.
0.95%, 06/01/16	50	50,200
Medtronic Inc.
3.00%, 03/15/15	50	51,697

		101,897
HEALTH CARE PROVIDERS & SERVICES — 1.80%
Express Scripts Holding Co.
3.50%, 11/15/16	75	79,831
UnitedHealth Group Inc.
0.85%, 10/15/15	50	50,156
WellPoint Inc.
1.25%, 09/10/15	50	50,449

		180,436
HOTELS, RESTAURANTS & LEISURE — 0.58%
McDonald’s Corp.
5.80%, 10/15/17	50	58,289

		58,289
HOUSEHOLD PRODUCTS — 0.52%
Procter & Gamble Co. (The)
3.15%, 09/01/15	50	52,388

		52,388
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.29%
Exelon Generation Co. LLC
6.20%, 10/01/17	25	28,804

		28,804
INDUSTRIAL CONGLOMERATES — 0.57%
General Electric Co.
5.25%, 12/06/17	50	57,050

		57,050

Security	Principal (000s)	Value

INSURANCE — 3.13%
American International Group Inc.
3.80%, 03/22/17	$100	$106,902
Berkshire Hathaway Inc.
2.20%, 08/15/16	100	103,767
MetLife Inc.
1.76%, 12/15/17	50	49,960
Prudential Financial Inc. Series D
4.75%, 09/17/15	50	53,578

		314,207
IT SERVICES — 1.49%
International Business Machines Corp.
0.45%, 05/06/16	150	149,336

		149,336
LIFE SCIENCES TOOLS & SERVICES — 0.52%
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	50	52,187

		52,187
MEDIA — 4.25%
Comcast Corp.
5.30%, 01/15/14	50	50,471
5.70%, 05/15/18	50	58,389
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.50%, 03/01/16	50	52,440
Omnicom Group Inc.
5.90%, 04/15/16	25	27,874
Thomson Reuters Corp.
0.88%, 05/23/16	25	24,854
Time Warner Cable Inc.
5.85%, 05/01/17	50	54,705
Time Warner Inc.
5.88%, 11/15/16	50	56,722
Viacom Inc.
1.25%, 02/27/15	50	50,269
Walt Disney Co. (The)
0.45%, 12/01/15	50	49,910

		425,634
METALS & MINING — 2.30%
Alcoa Inc.
6.75%, 07/15/18	25	27,907
Barrick Gold Corp.
2.90%, 05/30/16	50	51,210

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

BHP Billiton Finance (USA) Ltd.
1.63%, 02/24/17	$50	$50,589
Rio Tinto Finance (USA) PLC
1.38%, 06/17/16	100	100,586

		230,292
MULTI-UTILITIES — 0.28%
National Grid PLC
6.30%, 08/01/16	25	28,310

		28,310
OFFICE ELECTRONICS — 0.78%
Xerox Corp.
4.25%, 02/15/15	75	78,020

		78,020
OIL, GAS & CONSUMABLE FUELS — 5.92%
Anadarko Petroleum Corp.
5.95%, 09/15/16	50	56,467
Chevron Corp.
1.72%, 06/24/18 (Call 05/24/18)	50	50,092
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	50	56,627
Devon Energy Corp.
5.63%, 01/15/14	50	50,495
Enterprise Products Operating LLC
1.25%, 08/13/15	50	50,376
Marathon Oil Corp.
0.90%, 11/01/15	50	50,024
Occidental Petroleum Corp.
1.75%, 02/15/17	50	50,595
Phillips 66
2.95%, 05/01/17	25	26,016
Shell International Finance BV
3.10%, 06/28/15	75	78,187
Total Capital International SA
1.00%, 08/12/16	75	75,321
TransCanada PipeLines Ltd.
0.75%, 01/15/16	50	49,827

		594,027
PHARMACEUTICALS — 4.30%
AbbVie Inc.
1.20%, 11/06/15	50	50,413
AstraZeneca PLC
5.40%, 06/01/14	25	25,715

Security	Principal (000s)	Value

GlaxoSmithKline Capital PLC
1.50%, 05/08/17	$75	$75,611
Johnson & Johnson
2.15%, 05/15/16	50	51,841
Merck & Co. Inc.
1.10%, 01/31/18	50	49,144
Novartis Capital Corp.
2.90%, 04/24/15	25	25,905
Pfizer Inc.
1.50%, 06/15/18	50	49,843
Sanofi
2.63%, 03/29/16	50	52,197
Wyeth LLC
5.50%, 02/01/14	50	50,611

		431,280
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.76%
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	75	76,690

		76,690
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.50%
Intel Corp.
1.35%, 12/15/17	50	49,879

		49,879
SOFTWARE — 1.09%
Microsoft Corp.
1.63%, 09/25/15	50	51,142
Oracle Corp.
5.75%, 04/15/18	50	58,574

		109,716
SPECIALTY RETAIL — 0.55%
Home Depot Inc. (The)
5.40%, 03/01/16	50	55,306

		55,306
TOBACCO — 0.84%
Altria Group Inc.
4.13%, 09/11/15	25	26,485
Philip Morris International Inc.
5.65%, 05/16/18	50	58,206

		84,691

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

WIRELESS TELECOMMUNICATION SERVICES — 1.49%
Cellco Partnership/Verizon Wireless Capital LLC
5.55%, 02/01/14	$50	$50,554
Vodafone Group PLC
0.90%, 02/19/16	50	49,878
1.50%, 02/19/18	50	49,193

		149,625

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,712,274)		9,741,051

FOREIGN AGENCY OBLIGATIONS — 0.77%

NORWAY — 0.77%
Statoil ASA
1.80%, 11/23/16	75	77,000

		77,000

TOTAL FOREIGN AGENCY OBLIGATIONS
(Cost: $76,862)		77,000

SHORT-TERM INVESTMENTS — 2.64%

MONEY MARKET FUNDS — 2.64%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,b]	265	264,969

		264,969

TOTAL SHORT-TERM INVESTMENTS
(Cost: $264,969)		264,969

TOTAL INVESTMENTS IN SECURITIES — 100.56% (Cost: $10,054,105)		10,083,020
Other Assets, Less Liabilities — (0.56)%		(56,198)

NET ASSETS — 100.00%		$10,026,822

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 98.72%

AEROSPACE & DEFENSE — 2.33%
Boeing Co. (The)
3.50%, 02/15/15	$400	$415,602
4.88%, 02/15/20	600	683,823
General Dynamics Corp.
1.00%, 11/15/17	150	146,007
2.25%, 07/15/16	100	103,688
3.60%, 11/15/42 (Call 05/15/42)	150	127,451
3.88%, 07/15/21 (Call 04/15/21)[a]	350	367,387
Honeywell International Inc.
4.25%, 03/01/21	300	328,797
5.30%, 03/01/18[a]	100	114,910
5.38%, 03/01/41	475	542,706
Lockheed Martin Corp.
3.35%, 09/15/21	600	605,253
4.85%, 09/15/41	400	402,027
Precision Castparts Corp.
1.25%, 01/15/18[a]	500	490,612
2.50%, 01/15/23 (Call 10/15/22)	300	278,966
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)[a]	650	601,874
3.13%, 10/15/20	150	152,463
United Technologies Corp.
1.80%, 06/01/17	1,000	1,018,346
3.10%, 06/01/22	1,275	1,261,429
4.50%, 06/01/42	1,400	1,385,190
5.70%, 04/15/40	75	86,707
6.13%, 02/01/19	25	29,929

		9,143,167
AIR FREIGHT & LOGISTICS — 0.47%
United Parcel Service Inc.
2.45%, 10/01/22	850	801,962
3.13%, 01/15/21[a]	50	51,207
4.88%, 11/15/40 (Call 05/15/40)[a]	350	370,969
5.13%, 04/01/19[a]	500	576,371
6.20%, 01/15/38	25	30,985

		1,831,494
AIRLINES — 0.04%
Continental Airlines Inc. 2012-2 Pass Through Trust Class A
4.00%, 04/29/26	150	147,000

		147,000

Security	Principal (000s)	Value

BEVERAGES — 4.24%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	$750	$708,743
Anheuser-Busch InBev Worldwide Inc.
0.80%, 07/15/15	2,550	2,560,768
1.38%, 07/15/17	1,900	1,904,134
2.50%, 07/15/22[a]	100	94,111
3.75%, 07/15/42	1,100	971,529
5.38%, 11/15/14	50	52,543
8.20%, 01/15/39	250	372,680
Coca-Cola Co. (The)
0.75%, 03/13/15	700	701,609
1.65%, 03/14/18	700	703,696
1.80%, 09/01/16	100	103,030
2.50%, 04/01/23[a]	400	379,176
3.30%, 09/01/21	600	616,998
Diageo Capital PLC
1.50%, 05/11/17	1,475	1,480,337
2.63%, 04/29/23 (Call 01/29/23)[a]	750	700,101
Diageo Investment Corp.
4.25%, 05/11/42	350	328,189
PepsiCo Inc.
0.70%, 08/13/15	1,750	1,752,762
0.75%, 03/05/15	75	75,240
2.75%, 03/05/22	1,900	1,825,236
2.75%, 03/01/23	750	707,078
3.60%, 08/13/42	350	293,638
4.00%, 03/05/42	150	135,457
7.90%, 11/01/18	125	159,006

		16,626,061
CAPITAL MARKETS — 8.30%
Ameriprise Financial Inc.
5.30%, 03/15/20	500	571,129
Bank of New York Mellon Corp. (The)
0.70%, 10/23/15 (Call 09/23/15)	250	250,655
1.20%, 02/20/15 (Call 01/20/15)	75	75,627
1.35%, 03/06/18 (Call 02/06/18)	500	490,330
2.30%, 07/28/16	1,430	1,481,421
3.55%, 09/23/21 (Call 08/23/21)	350	362,256
Charles Schwab Corp. (The)
4.45%, 07/22/20	300	328,352

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Credit Suisse (USA) Inc.
5.13%, 08/15/15	$775	$833,530
5.38%, 03/02/16	75	82,159
Deutsche Bank AG London
3.25%, 01/11/16[a]	425	443,644
6.00%, 09/01/17[a]	1,250	1,437,847
Goldman Sachs Group Inc. (The)
1.60%, 11/23/15	1,500	1,516,442
2.38%, 01/22/18	1,000	1,004,412
3.30%, 05/03/15	1,475	1,524,200
3.63%, 02/07/16	525	554,134
3.63%, 01/22/23	500	487,788
5.13%, 01/15/15	50	52,551
5.25%, 07/27/21	200	220,079
5.35%, 01/15/16	250	272,697
5.75%, 01/24/22	1,550	1,750,957
6.13%, 02/15/33	200	224,528
6.15%, 04/01/18[a]	1,575	1,820,036
6.25%, 09/01/17	50	57,673
6.25%, 02/01/41	800	922,040
Invesco Finance PLC
3.13%, 11/30/22	300	280,981
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	1,800	2,087,696
6.50%, 07/15/18[a]	75	88,002
6.88%, 04/25/18	350	415,140
Morgan Stanley
2.13%, 04/25/18[a]	500	495,986
3.75%, 02/25/23	500	492,522
3.80%, 04/29/16[a]	1,750	1,847,410
4.00%, 07/24/15	1,000	1,046,728
4.75%, 03/22/17	1,850	2,024,625
5.50%, 01/26/20	550	621,210
5.50%, 07/28/21[a]	950	1,066,667
5.63%, 09/23/19	350	397,577
5.75%, 01/25/21	150	171,262
6.00%, 04/28/15	550	589,246
6.38%, 07/24/42	875	1,032,325
6.63%, 04/01/18[a]	1,400	1,642,301
Northern Trust Corp.
2.38%, 08/02/22[a]	375	353,107
State Street Corp.
2.88%, 03/07/16	500	523,893
3.10%, 05/15/23	300	283,490

Security	Principal (000s)	Value

TD Ameritrade Holding Corp.
5.60%, 12/01/19	$250	$289,891

		32,514,546
CHEMICALS — 0.97%
E.I. du Pont de Nemours and Co.
3.25%, 01/15/15	700	723,012
3.63%, 01/15/21[a]	800	829,905
4.15%, 02/15/43	400	365,387
6.00%, 07/15/18	400	472,200
Lubrizol Corp.
8.88%, 02/01/19	250	327,732
Potash Corp. of Saskatchewan Inc.
5.63%, 12/01/40	250	267,746
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)[a]	625	573,680
Sherwin-Williams Co. (The)
1.35%, 12/15/17	250	246,190

		3,805,852
COMMERCIAL BANKS — 17.53%
Abbey National Treasury Services PLC
4.00%, 04/27/16	350	372,027
Australia and New Zealand Banking Group Ltd.
1.45%, 05/15/18	500	488,880
1.88%, 10/06/17	250	251,993
Bank of Montreal
1.30%, 07/15/16	350	352,630
1.40%, 09/11/17	700	694,397
1.45%, 04/09/18 (Call 03/09/18)	300	295,356
2.55%, 11/06/22 (Call 10/06/22)	300	281,620
Bank of Nova Scotia
0.75%, 10/09/15	500	500,376
1.45%, 04/25/18	550	541,405
1.85%, 01/12/15	150	151,763
2.05%, 10/07/15	350	358,983
2.55%, 01/12/17	1,350	1,402,041
3.40%, 01/22/15	100	103,087
Bank One Corp.
8.00%, 04/29/27	25	33,048
Barclays Bank PLC
2.75%, 02/23/15	100	102,590
5.00%, 09/22/16[a]	1,000	1,105,634
5.13%, 01/08/20	400	450,225

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

6.75%, 05/22/19	$250	$302,438
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	1,250	1,246,128
5.20%, 12/23/15	500	542,645
BNP Paribas SA
2.38%, 09/14/17[a]	250	253,336
3.25%, 03/03/23[a]	500	478,806
3.60%, 02/23/16	1,425	1,498,777
5.00%, 01/15/21	600	659,142
BP Capital Markets PLC
1.38%, 11/06/17	300	297,796
1.85%, 05/05/17	2,725	2,767,952
2.24%, 09/26/18	300	302,454
2.50%, 11/06/22	650	599,033
2.75%, 05/10/23[a]	800	745,398
3.13%, 10/01/15	700	731,427
4.74%, 03/11/21	50	55,113
Canadian Imperial Bank of Commerce
0.90%, 10/01/15	700	703,183
1.35%, 07/18/16	350	353,105
Comerica Bank
5.75%, 11/21/16	250	283,078
Commonwealth Bank of Australia
1.90%, 09/18/17	700	706,165
Credit Suisse New York
3.50%, 03/23/15	500	518,959
4.38%, 08/05/20[a]	1,050	1,144,909
HSBC Bank (USA) N.A.
4.88%, 08/24/20[a]	1,400	1,520,790
HSBC Holdings PLC
4.00%, 03/30/22	500	515,758
5.10%, 04/05/21	675	750,083
6.50%, 05/02/36	1,150	1,344,157
6.50%, 09/15/37	700	821,809
HSBC USA Inc.
2.38%, 02/13/15	600	612,187
J.P. Morgan Chase Bank N.A.
6.00%, 10/01/17	1,400	1,611,953
KeyBank N.A.
1.65%, 02/01/18	250	246,605
Lloyds Bank PLC
4.20%, 03/28/17[a]	750	808,863
Manufacturers and Traders Trust Co.
1.45%, 03/07/18 (Call 02/05/18)	250	245,379

Security	Principal (000s)	Value

Murray Street Investment Trust I
4.65%, 03/09/17[b]	$1,150	$1,249,716
National Australia Bank Ltd.
1.60%, 08/07/15	25	25,412
2.75%, 03/09/17	700	730,524
3.00%, 01/20/23	500	473,122
National Bank of Canada
1.50%, 06/26/15	500	506,884
PNC Bank N.A.
2.70%, 11/01/22 (Call 10/01/22)[c]	250	231,141
2.95%, 01/30/23 (Call 12/30/22)[a,c]	400	374,791
4.20%, 11/01/25 (Call 10/02/25)[c]	350	356,159
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[c]	650	677,360
3.63%, 02/08/15[c]	700	725,275
5.13%, 02/08/20[c]	700	788,974
Rabobank Nederland
2.13%, 10/13/15	400	409,365
3.38%, 01/19/17[a]	1,250	1,326,778
3.88%, 02/08/22	950	965,585
3.95%, 11/09/22	250	243,095
5.25%, 05/24/41	300	317,353
Royal Bank of Canada
0.80%, 10/30/15	600	601,654
0.85%, 03/08/16	500	496,901
1.15%, 03/13/15	500	504,346
2.20%, 07/27/18	750	756,248
2.30%, 07/20/16	250	258,576
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	1,050	1,071,129
6.13%, 01/11/21	350	399,768
6.40%, 10/21/19[a]	700	795,838
Societe Generale
2.75%, 10/12/17	250	256,463
Sumitomo Mitsui Banking Corp.
1.45%, 07/19/16	250	251,882
1.50%, 01/18/18	500	488,660
1.80%, 07/18/17	700	698,380
3.00%, 01/18/23[a]	250	236,568
Svenska Handelsbanken AB
1.63%, 03/21/18	500	491,855
2.88%, 04/04/17	350	361,679
3.13%, 07/12/16	500	523,864

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Toronto-Dominion Bank (The)
1.40%, 04/30/18	$500	$491,088
2.38%, 10/19/16	775	804,511
U.S. Bancorp
1.65%, 05/15/17 (Call 04/15/17)	700	706,880
2.20%, 11/15/16 (Call 10/14/16)	150	155,066
2.88%, 11/20/14	250	256,545
2.95%, 07/15/22 (Call 06/15/22)	650	618,043
3.00%, 03/15/22 (Call 02/15/22)	500	492,954
UBS AG Stamford
4.88%, 08/04/20	700	784,592
5.88%, 12/20/17	900	1,035,264
Union Bank N.A.
2.13%, 06/16/17	350	356,264
2.63%, 09/26/18 (Call 08/26/18)	500	512,058
Wachovia Bank N.A./Wells Fargo & Co.
6.60%, 01/15/38	1,250	1,551,987
Wachovia Corp./Wells Fargo & Co.
5.50%, 08/01/35	350	362,788
5.63%, 10/15/16	950	1,068,231
5.75%, 06/15/17	700	805,440
Wells Fargo & Co.
1.50%, 07/01/15	2,025	2,051,425
1.50%, 01/16/18[a]	500	496,667
2.10%, 05/08/17	500	512,594
2.15%, 01/15/19	1,500	1,510,015
3.50%, 03/08/22	975	989,617
3.68%, 06/15/16[b]	475	507,339
4.60%, 04/01/21	500	549,591
5.63%, 12/11/17	250	289,721
Series M
3.45%, 02/13/23	1,075	1,026,033
Westpac Banking Corp.
0.95%, 01/12/16	500	501,438
1.13%, 09/25/15	1,250	1,260,936
2.00%, 08/14/17	700	711,158
3.00%, 08/04/15	50	52,086
4.88%, 11/19/19	425	478,432

		68,687,591
COMMERCIAL SERVICES & SUPPLIES — 0.25%
Unilever Capital Corp.
0.85%, 08/02/17	650	637,804

Security	Principal (000s)	Value

2.20%, 03/06/19	$200	$202,683
5.90%, 11/15/32	100	124,593

		965,080
COMMUNICATIONS EQUIPMENT — 0.83%
Cisco Systems Inc.
4.45%, 01/15/20[a]	825	909,787
4.95%, 02/15/19[a]	950	1,085,626
5.50%, 02/22/16	350	388,333
5.50%, 01/15/40	775	859,506

		3,243,252
COMPUTERS & PERIPHERALS — 1.10%
Apple Inc.
0.45%, 05/03/16	350	348,544
1.00%, 05/03/18	1,000	971,270
2.40%, 05/03/23[a]	1,250	1,140,310
3.85%, 05/04/43	700	589,175
EMC Corp.
1.88%, 06/01/18	500	499,789
2.65%, 06/01/20	500	496,920
3.38%, 06/01/23 (Call 03/01/23)	250	247,614

		4,293,622
CONSTRUCTION & ENGINEERING — 0.16%
ABB Finance (USA) Inc.
1.63%, 05/08/17	350	351,320
2.88%, 05/08/22	25	24,302
4.38%, 05/08/42	250	245,936

		621,558
CONSUMER FINANCE — 3.85%
American Express Co.
2.65%, 12/02/22	143	134,003
4.05%, 12/03/42	337	300,175
7.00%, 03/19/18	700	846,672
American Express Credit Corp.
1.30%, 07/29/16	500	503,811
1.75%, 06/12/15	525	534,163
2.13%, 07/27/18	500	504,740
2.38%, 03/24/17	575	592,285
2.75%, 09/15/15	500	518,452
2.80%, 09/19/16	1,000	1,048,473
Boeing Capital Corp.
4.70%, 10/27/19[a]	250	283,172
Caterpillar Financial Services Corp.
0.70%, 11/06/15	1,250	1,249,979

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value
HSBC Finance Corp.
5.00%, 06/30/15	$950	$1,008,291
6.68%, 01/15/21[a]	800	930,481
John Deere Capital Corp.
0.70%, 09/04/15	900	901,631
0.88%, 04/17/15	50	50,301
1.20%, 10/10/17[a]	950	941,490
2.25%, 04/17/19	725	731,909
Toyota Motor Credit Corp.
0.88%, 07/17/15	950	955,561
1.00%, 02/17/15	500	503,475
1.75%, 05/22/17	1,200	1,217,267
2.00%, 09/15/16	250	257,149
2.63%, 01/10/23[a]	750	708,247
3.30%, 01/12/22	350	352,928

		15,074,655
DIVERSIFIED CONSUMER SERVICES — 0.09%
Massachusetts Institute of Technology
5.60%, 07/01/11	250	296,324
Princeton University
Series A
4.95%, 03/01/19	50	57,522

		353,846
DIVERSIFIED FINANCIAL SERVICES — 11.07%
Bank of America Corp.
1.25%, 01/11/16	200	200,572
3.30%, 01/11/23	600	575,400
3.70%, 09/01/15	2,000	2,093,696
4.50%, 04/01/15	650	682,099
5.00%, 05/13/21	100	109,767
5.70%, 01/24/22	250	286,274
5.75%, 12/01/17	500	570,743
5.88%, 02/07/42	700	803,016
6.50%, 08/01/16	950	1,079,747
7.63%, 06/01/19	1,350	1,681,745
Series 1
3.75%, 07/12/16	1,000	1,064,234
Citigroup Inc.
1.70%, 07/25/16	750	755,252
1.75%, 05/01/18[a]	250	245,052
2.50%, 09/26/18	1,000	1,007,151
3.38%, 03/01/23	500	483,690
4.45%, 01/10/17[a]	1,200	1,304,627

Security	Principal (000s)	Value
4.50%, 01/14/22	$1,850	$1,972,295
4.75%, 05/19/15	1,673	1,767,626
5.38%, 08/09/20[a]	125	141,895
6.13%, 11/21/17[a]	750	869,469
6.13%, 05/15/18[a]	1,000	1,163,272
6.88%, 03/05/38	17	21,272
8.13%, 07/15/39	1,000	1,400,003
8.50%, 05/22/19	350	452,763
CME Group Inc.
3.00%, 09/15/22	350	337,448
Daimler Finance North America LLC
8.50%, 01/18/31	325	471,271
General Electric Capital Corp.
1.00%, 01/08/16	1,000	1,003,943
1.63%, 07/02/15	1,200	1,219,175
1.63%, 04/02/18[a]	500	498,736
2.15%, 01/09/15	775	790,315
2.25%, 11/09/15	50	51,440
2.30%, 04/27/17	350	360,272
4.63%, 01/07/21[a]	1,350	1,482,267
4.65%, 10/17/21	750	820,765
5.63%, 09/15/17	150	172,186
5.63%, 05/01/18	900	1,043,328
5.88%, 01/14/38	2,075	2,335,477
Series GMTN
6.38%, 11/15/67 (Call 11/15/17)[a,d]	600	648,000
IntercontinentalExchange Group Inc.
2.50%, 10/15/18	250	254,746
4.00%, 10/15/23	250	255,714
J.P. Morgan Chase & Co.
1.10%, 10/15/15	500	501,344
1.13%, 02/26/16	250	250,613
1.80%, 01/25/18[a]	250	247,832
2.00%, 08/15/17	600	606,252
3.15%, 07/05/16	1,450	1,524,372
3.20%, 01/25/23	650	622,644
3.25%, 09/23/22	1,450	1,396,323
3.70%, 01/20/15	1,900	1,968,349
4.35%, 08/15/21	175	185,389
5.40%, 01/06/42	1,000	1,081,287
5.60%, 07/15/41	50	54,977
6.00%, 01/15/18[a]	600	692,010
6.30%, 04/23/19	700	828,903
6.40%, 05/15/38	75	90,514

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	$350	$483,481
Series C
8.00%, 03/01/32	250	342,411

		43,353,444
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.95%
AT&T Inc.
0.88%, 02/13/15	950	952,594
1.40%, 12/01/17	500	492,071
1.70%, 06/01/17	1,400	1,405,605
2.50%, 08/15/15	1,000	1,029,211
2.95%, 05/15/16	200	208,892
3.00%, 02/15/22	1,525	1,431,339
4.30%, 12/15/42 (Call 06/15/42)	617	517,404
4.35%, 06/15/45 (Call 12/15/44)	250	207,554
5.35%, 09/01/40	725	705,181
5.55%, 08/15/41	1,100	1,097,359
5.80%, 02/15/19	300	347,226
6.30%, 01/15/38	400	433,117
6.50%, 09/01/37	2,000	2,216,336
BellSouth Telecommunications Inc.
6.38%, 06/01/28	200	223,961
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	275	272,389

		11,540,239
ELECTRIC UTILITIES — 3.03%
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	200	170,479
Commonwealth Edison Co.
5.80%, 03/15/18	600	701,440
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	1,325	1,225,170
5.30%, 02/15/40	75	83,367
7.00%, 11/15/18	700	864,524
Duke Energy Florida Inc.
6.40%, 06/15/38	150	187,818
Duke Energy Progress Inc.
2.80%, 05/15/22 (Call 02/15/22)	550	533,959
5.30%, 01/15/19[a]	50	57,677
Florida Power & Light Co.
4.05%, 06/01/42 (Call 12/01/41)	650	611,523
5.69%, 03/01/40	150	175,657

Security	Principal (000s)	Value

Georgia Power Co.
4.25%, 12/01/19	$250	$273,590
4.30%, 03/15/42	650	598,336
Series 10-C
4.75%, 09/01/40	100	98,260
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	50	51,710
5.13%, 11/01/40 (Call 05/01/40)	250	271,338
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)[a]	650	665,840
5.40%, 01/15/40	150	158,327
5.80%, 03/01/37	150	166,044
6.05%, 03/01/34	900	1,017,647
PacifiCorp
6.00%, 01/15/39	500	598,175
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	325	281,929
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)[a]	300	287,437
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)[a]	350	374,962
4.65%, 10/01/43 (Call 04/01/43)	500	510,796
5.50%, 03/15/40	350	399,782
Series 08-A
5.95%, 02/01/38	50	60,077
Virginia Electric and Power Co.
5.40%, 04/30/18	600	692,504
8.88%, 11/15/38	475	739,360

		11,857,728
ELECTRICAL EQUIPMENT — 0.12%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	500	479,269

		479,269
ENERGY EQUIPMENT & SERVICES — 0.90%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	350	354,387
5.13%, 09/15/40	250	271,478
Diamond Offshore Drilling Inc.
5.70%, 10/15/39	150	171,949
5.88%, 05/01/19	250	295,721
Halliburton Co.
1.00%, 08/01/16	300	300,669
3.25%, 11/15/21 (Call 08/15/21)[a]	650	654,790

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

4.50%, 11/15/41 (Call 05/15/41)	$350	$343,622
4.75%, 08/01/43	200	202,985
7.45%, 09/15/39	175	237,903
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	500	471,102
3.95%, 12/01/42 (Call 06/01/42)	250	225,322

		3,529,928
FOOD & STAPLES RETAILING — 2.54%
Costco Wholesale Corp.
0.65%, 12/07/15	500	500,408
1.70%, 12/15/19	500	486,746
5.50%, 03/15/17[a]	250	283,957
Sysco Corp.
5.25%, 02/12/18	300	342,255
Wal-Mart Stores Inc.
1.50%, 10/25/15	1,300	1,322,753
2.55%, 04/11/23 (Call 01/11/23)	500	468,116
2.88%, 04/01/15	500	517,529
3.25%, 10/25/20	950	983,488
5.63%, 04/15/41	1,850	2,122,879
5.80%, 02/15/18	700	822,505
6.50%, 08/15/37	1,650	2,081,797

		9,932,433
FOOD PRODUCTS — 0.29%
Archer-Daniels-Midland Co.
4.02%, 04/16/43	150	133,364
4.48%, 03/01/21	250	270,016
5.45%, 03/15/18	300	345,638
5.77%, 03/01/41	325	368,862

		1,117,880
HEALTH CARE EQUIPMENT & SUPPLIES — 1.86%
Abbott Laboratories
5.30%, 05/27/40	650	728,329
Baxter International Inc.
1.85%, 01/15/17[a]	500	505,225
2.40%, 08/15/22	550	512,776
3.20%, 06/15/23 (Call 03/15/23)	750	735,170
5.90%, 09/01/16	30	33,676
Becton, Dickinson and Co.
3.13%, 11/08/21	400	398,092
Covidien International Finance SA
1.35%, 05/29/15	500	503,510

Security	Principal (000s)	Value

2.95%, 06/15/23 (Call 03/15/23)[a]	$250	$237,015
6.55%, 10/15/37	275	344,602
CR Bard Inc.
1.38%, 01/15/18	250	244,573
Medtronic Inc.
2.63%, 03/15/16	600	626,869
3.00%, 03/15/15	350	361,897
3.13%, 03/15/22 (Call 12/15/21)[a]	500	495,699
4.00%, 04/01/43 (Call 10/01/42)	500	454,397
St. Jude Medical Inc.
2.50%, 01/15/16[a]	350	360,509
3.25%, 04/15/23 (Call 01/15/23)	250	240,261
4.75%, 04/15/43 (Call 10/15/42)	150	145,001
Stryker Corp.
2.00%, 09/30/16	350	361,892

		7,289,493
HEALTH CARE PROVIDERS & SERVICES — 1.50%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	500	494,287
2.75%, 11/15/22 (Call 08/15/22)	300	280,629
4.50%, 05/15/42 (Call 11/15/41)	525	495,483
6.00%, 06/15/16	400	450,879
Kaiser Foundation Hospitals
4.88%, 04/01/42	250	246,529
McKesson Corp.
0.95%, 12/04/15	500	499,887
3.25%, 03/01/16	300	315,402
4.75%, 03/01/21 (Call 12/01/20)[a]	250	271,204
UnitedHealth Group Inc.
1.40%, 10/15/17[a]	500	497,809
2.75%, 02/15/23 (Call 11/15/22)[a]	250	234,420
2.88%, 03/15/22 (Call 12/15/21)	700	678,734
2.88%, 03/15/23	250	236,777
4.25%, 03/15/43 (Call 09/15/42)[a]	400	367,507
6.00%, 02/15/18	50	58,686
6.88%, 02/15/38	600	760,479

		5,888,712
HOTELS, RESTAURANTS & LEISURE — 0.44%
McDonald’s Corp.
0.75%, 05/29/15	350	351,314
2.63%, 01/15/22	350	340,686
3.70%, 02/15/42	600	530,926
5.35%, 03/01/18	75	86,508

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	$400	$409,970

		1,719,404
HOUSEHOLD PRODUCTS — 0.91%
Colgate-Palmolive Co.
1.95%, 02/01/23[a]	350	315,391
Kimberly-Clark Corp.
6.63%, 08/01/37	25	32,196
7.50%, 11/01/18	350	440,885
Procter & Gamble Co. (The)
1.45%, 08/15/16	1,470	1,497,624
3.50%, 02/15/15	250	260,082
5.55%, 03/05/37	870	1,012,708

		3,558,886
INDUSTRIAL CONGLOMERATES — 0.92%
3M Co.
1.38%, 09/29/16	250	254,726
2.00%, 06/26/22[a]	575	538,048
Danaher Corp.
3.90%, 06/23/21 (Call 03/23/21)	350	372,774
General Electric Co.
0.85%, 10/09/15	500	502,012
2.70%, 10/09/22[a]	300	288,125
4.13%, 10/09/42	200	184,989
5.25%, 12/06/17	500	571,139
Koninklijke Philips NV
3.75%, 03/15/22	550	555,788
5.00%, 03/15/42	100	101,112
6.88%, 03/11/38	200	248,647

		3,617,360
INSURANCE — 2.82%
ACE INA Holdings Inc.
2.60%, 11/23/15	700	724,087
AEGON Funding Co. LLC
5.75%, 12/15/20[a]	250	284,454
Aflac Inc.
2.65%, 02/15/17[a]	600	615,926
Allstate Corp. (The)
3.15%, 06/15/23[a]	250	245,045
4.50%, 06/15/43	250	247,305
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18	500	489,911
1.60%, 05/15/17[a]	600	605,903

Security	Principal (000s)	Value

3.00%, 05/15/22	$550	$539,298
3.20%, 02/11/15	775	802,011
4.40%, 05/15/42	150	141,472
5.75%, 01/15/40	50	56,741
Berkshire Hathaway Inc.
1.90%, 01/31/17	50	51,120
3.00%, 02/11/23[a]	500	487,188
4.50%, 02/11/43	500	481,348
Chubb Corp. (The)
5.75%, 05/15/18[a]	300	349,791
6.38%, 03/29/67 (Call 04/15/17)[d]	550	596,750
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	250	230,220
4.13%, 05/15/43 (Call 11/15/42)	100	87,453
MetLife Inc.
1.76%, 12/15/17	500	498,921
3.05%, 12/15/22	250	240,310
4.13%, 08/13/42[a]	670	607,905
6.75%, 06/01/16	150	171,867
7.72%, 02/15/19[a]	750	945,455
Series D
4.37%, 09/15/23	500	527,689
Principal Financial Group Inc.
6.05%, 10/15/36	200	232,506
Travelers Companies Inc. (The)
5.35%, 11/01/40	550	616,489
Travelers Property Casualty Corp.
6.38%, 03/15/33	150	183,528

		11,060,693
INTERNET SOFTWARE & SERVICES — 0.50%
Baidu Inc.
3.50%, 11/28/22[a]	500	469,374
eBay Inc.
1.35%, 07/15/17[a]	350	350,446
2.60%, 07/15/22 (Call 04/15/22)	425	399,774
4.00%, 07/15/42 (Call 01/15/42)	100	85,977
Google Inc.
2.13%, 05/19/16	600	623,158
3.63%, 05/19/21	25	26,320

		1,955,049
IT SERVICES — 1.44%
International Business Machines Corp.
0.45%, 05/06/16	250	248,522

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

0.55%, 02/06/15	$100	$100,238
0.75%, 05/11/15[a]	2,400	2,410,919
1.25%, 02/08/18	500	494,345
1.63%, 05/15/20[a]	500	470,778
1.88%, 08/01/22	350	313,776
4.00%, 06/20/42	920	830,361
7.63%, 10/15/18	600	761,243

		5,630,182
MACHINERY — 1.01%
Caterpillar Inc.
1.50%, 06/26/17[a]	700	702,617
3.80%, 08/15/42	450	388,779
3.90%, 05/27/21[a]	700	737,872
5.20%, 05/27/41	50	53,305
7.90%, 12/15/18	250	321,541
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)	300	305,568
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)[a]	400	383,737
3.90%, 06/09/42 (Call 12/09/41)	500	454,495
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	575	509,672
6.25%, 04/01/19	100	120,038

		3,977,624
MEDIA — 3.07%
Comcast Corp.
2.85%, 01/15/23[a]	750	720,897
4.25%, 01/15/33	1,500	1,439,644
4.50%, 01/15/43	1,000	965,810
4.65%, 07/15/42	1,425	1,399,103
5.70%, 05/15/18	250	292,138
5.85%, 11/15/15	1,500	1,654,469
6.50%, 01/15/17	1,425	1,656,657
6.95%, 08/15/37	350	449,143
NBCUniversal Media LLC
2.88%, 01/15/23	750	719,490
Thomson Reuters Corp.
5.85%, 04/15/40	115	120,302
6.50%, 07/15/18	231	271,606
Walt Disney Co. (The)
0.88%, 12/01/14	100	100,555
1.10%, 12/01/17	500	493,977
1.13%, 02/15/17	650	642,110

Security	Principal (000s)	Value

1.35%, 08/16/16	$300	$305,067
2.35%, 12/01/22	500	466,992
Series E
4.13%, 12/01/41	350	328,309

		12,026,269
METALS & MINING — 2.16%
BHP Billiton Finance (USA) Ltd.
1.00%, 02/24/15	1,250	1,257,995
1.63%, 02/24/17	950	959,529
2.88%, 02/24/22[a]	325	315,185
4.13%, 02/24/42	300	272,415
5.00%, 09/30/43	500	512,841
6.50%, 04/01/19	350	421,398
Rio Tinto Finance (USA) Ltd.
1.88%, 11/02/15	200	203,418
6.50%, 07/15/18	400	476,777
7.13%, 07/15/28	250	318,674
Rio Tinto Finance (USA) PLC
1.13%, 03/20/15	100	100,225
1.38%, 06/17/16	750	754,012
1.63%, 08/21/17 (Call 07/21/17)	1,000	996,342
2.88%, 08/21/22 (Call 05/21/22)	930	871,901
3.50%, 03/22/22 (Call 12/22/21)	375	367,953
4.13%, 08/21/42 (Call 02/21/42)[a]	725	627,041

		8,455,706
MULTI-UTILITIES — 0.40%
Consolidated Edison Co. of New York Inc.
3.95%, 03/01/43 (Call 09/01/42)	250	227,093
7.13%, 12/01/18	250	311,432
Series 08-B
6.75%, 04/01/38	350	455,588
Consumers Energy Co.
6.70%, 09/15/19	250	309,092
San Diego Gas & Electric Co.
4.50%, 08/15/40	250	253,248

		1,556,453
MULTILINE RETAIL — 0.83%
Nordstrom Inc.
6.25%, 01/15/18[a]	400	461,853
Target Corp.
2.90%, 01/15/22	900	884,276
4.00%, 07/01/42	925	834,822
5.38%, 05/01/17	500	569,227

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

6.00%, 01/15/18[a]	$100	$117,759
7.00%, 01/15/38	300	393,000

		3,260,937
OIL, GAS & CONSUMABLE FUELS — 5.83%
Apache Corp.
2.63%, 01/15/23 (Call 10/15/22)	250	233,039
3.25%, 04/15/22 (Call 01/15/22)[a]	400	397,280
4.25%, 01/15/44 (Call 07/15/43)	500	451,457
4.75%, 04/15/43 (Call 10/15/42)	735	716,053
5.63%, 01/15/17[a]	500	563,054
Chevron Corp.
0.89%, 06/24/16	250	251,319
1.72%, 06/24/18 (Call 05/24/18)	1,000	1,002,339
2.36%, 12/05/22 (Call 09/05/22)	500	465,271
3.19%, 06/24/23 (Call 03/24/23)	250	246,885
4.95%, 03/03/19	675	778,500
Conoco Funding Co.
7.25%, 10/15/31	400	533,515
ConocoPhillips
5.75%, 02/01/19	325	382,524
6.50%, 02/01/39	1,300	1,674,306
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16[a]	1,450	1,644,021
ConocoPhillips Holding Co.
6.95%, 04/15/29	350	453,167
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	350	328,571
2.95%, 06/01/15	600	622,080
5.63%, 06/01/19	50	58,337
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)[a]	680	675,383
2.70%, 02/15/23 (Call 11/15/22)[a]	650	609,401
Shell International Finance BV
0.63%, 12/04/15	500	500,458
1.13%, 08/21/17	1,700	1,688,699
2.38%, 08/21/22[a]	630	588,397
3.10%, 06/28/15	150	156,227
4.55%, 08/12/43	500	496,223
5.50%, 03/25/40	300	340,195
6.38%, 12/15/38	675	844,534
Total Capital Canada Ltd.
2.75%, 07/15/23	500	473,197

Security	Principal (000s)	Value

Total Capital International SA
0.75%, 01/25/16	$1,400	$1,401,932
2.70%, 01/25/23	670	633,447
Total Capital SA
2.13%, 08/10/18	500	507,065
2.30%, 03/15/16	125	129,554
3.13%, 10/02/15	350	366,079
TransCanada PipeLines Ltd.
0.88%, 03/02/15	1,000	1,002,843
2.50%, 08/01/22	250	232,676
3.80%, 10/01/20	200	210,142
6.10%, 06/01/40	700	807,256
7.63%, 01/15/39	275	367,744

		22,833,170
PHARMACEUTICALS — 5.92%
Allergan Inc.
3.38%, 09/15/20	20	20,787
AstraZeneca PLC
1.95%, 09/18/19	1,025	1,010,118
4.00%, 09/18/42	800	714,701
6.45%, 09/15/37	50	61,592
Bristol-Myers Squibb Co.
0.88%, 08/01/17	350	344,388
2.00%, 08/01/22	400	365,258
3.25%, 08/01/42	375	301,535
Eli Lilly and Co.
5.20%, 03/15/17	750	847,131
5.55%, 03/15/37	150	168,730
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	500	499,557
5.65%, 05/15/18	125	145,679
6.38%, 05/15/38	900	1,123,262
GlaxoSmithKline Capital PLC
0.75%, 05/08/15	800	802,287
2.85%, 05/08/22	850	826,551
Johnson & Johnson
2.15%, 05/15/16[a]	75	77,698
2.95%, 09/01/20[a]	350	359,989
5.55%, 08/15/17	500	580,025
5.95%, 08/15/37	525	642,774
Merck & Co. Inc.
1.10%, 01/31/18[a]	1,000	980,979
2.25%, 01/15/16	500	515,955

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

2.40%, 09/15/22 (Call 06/15/22)[a]	$750	$704,358
2.80%, 05/18/23[a]	250	238,983
3.60%, 09/15/42 (Call 03/15/42)	1,000	845,796
4.00%, 06/30/15	350	369,905
4.15%, 05/18/43	500	466,404
5.00%, 06/30/19	125	143,292
6.55%, 09/15/37	25	31,734
Novartis Capital Corp.
2.40%, 09/21/22[a]	500	469,153
2.90%, 04/24/15	50	51,835
3.70%, 09/21/42[a]	375	331,936
Novartis Securities Investment Ltd.
5.13%, 02/10/19	825	948,328
Pfizer Inc.
3.00%, 06/15/23[a]	350	337,387
4.30%, 06/15/43	350	334,922
5.35%, 03/15/15	1,550	1,652,426
6.20%, 03/15/19	1,000	1,203,597
7.20%, 03/15/39	1,300	1,774,685
Sanofi
2.63%, 03/29/16	1,000	1,043,062
4.00%, 03/29/21	300	320,974
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	50	51,600
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	1,000	992,923
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	500	474,088

		23,176,384
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.68%
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)[a]	925	944,002
3.38%, 03/15/22 (Call 12/15/21)	850	848,932
4.75%, 03/15/42 (Call 09/15/41)	275	272,199
5.10%, 06/15/15	100	106,898
5.25%, 12/01/16 (Call 09/02/16)[a]	350	389,230
5.65%, 02/01/20 (Call 11/01/19)	100	115,086

		2,676,347
ROAD & RAIL — 0.07%
Canadian National Railway Co.
5.55%, 03/01/19	250	290,356

		290,356

Security	Principal (000s)	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.93%
Applied Materials Inc.
4.30%, 06/15/21	$250	$263,393
5.85%, 06/15/41	150	159,253
Intel Corp.
1.35%, 12/15/17	800	794,439
3.30%, 10/01/21[a]	1,075	1,086,741
4.00%, 12/15/32[a]	300	282,121
4.25%, 12/15/42	500	452,257
Texas Instruments Inc.
0.45%, 08/03/15	75	74,868
1.65%, 08/03/19	550	532,722

		3,645,794
SOFTWARE — 1.93%
Microsoft Corp.
0.88%, 11/15/17[a]	500	492,744
1.63%, 09/25/15	300	306,599
2.13%, 11/15/22	250	227,333
2.38%, 05/01/23 (Call 02/01/23)[a]	500	460,889
3.00%, 10/01/20[a]	600	615,370
3.50%, 11/15/42	500	411,205
5.30%, 02/08/41	275	297,243
Oracle Corp.
1.20%, 10/15/17	800	790,374
2.38%, 01/15/19[a]	600	609,142
2.50%, 10/15/22	1,100	1,028,747
3.63%, 07/15/23	500	502,921
5.00%, 07/08/19	50	56,914
5.25%, 01/15/16	550	604,573
5.38%, 07/15/40	1,075	1,173,162

		7,577,216
SPECIALTY RETAIL — 1.34%
Home Depot Inc. (The)
3.75%, 02/15/24 (Call 11/15/23)	600	615,541
4.20%, 04/01/43 (Call 10/01/42)	350	324,011
5.40%, 03/01/16	1,075	1,189,933
5.88%, 12/16/36	875	1,023,576
5.95%, 04/01/41 (Call 10/01/40)	250	297,160
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	700	705,991
3.12%, 04/15/22 (Call 01/15/22)[a]	300	295,108
3.80%, 11/15/21 (Call 08/15/21)	75	78,120

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

4.65%, 04/15/42 (Call 10/15/41)	$400	$395,853
6.65%, 09/15/37	250	314,599

		5,239,892
TEXTILES, APPAREL & LUXURY GOODS — 0.12%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	500	465,540

		465,540
TOBACCO — 0.79%
Philip Morris International Inc.
1.13%, 08/21/17	1,525	1,508,692
2.50%, 08/22/22	675	626,005
3.88%, 08/21/42	750	648,972
4.13%, 03/04/43	200	179,832
5.65%, 05/16/18	100	116,410

		3,079,911
WIRELESS TELECOMMUNICATION SERVICES — 2.19%
America Movil SAB de CV
2.38%, 09/08/16[a]	1,500	1,529,429
3.13%, 07/16/22[a]	1,200	1,128,211
4.38%, 07/16/42[a]	700	595,281
5.00%, 03/30/20	100	109,191
6.38%, 03/01/35[a]	50	55,007
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	695	894,519
New Cingular Wireless Services Inc.
8.75%, 03/01/31	25	35,175
Vodafone Group PLC
2.50%, 09/26/22	600	543,118
4.38%, 02/19/43	950	831,878
5.00%, 09/15/15	350	376,505
5.38%, 01/30/15	450	475,720
5.45%, 06/10/19	75	86,024
5.63%, 02/27/17	1,350	1,522,075
6.15%, 02/27/37	375	417,544

		8,599,677

TOTAL CORPORATE BONDS & NOTES
(Cost: $401,367,977)		386,699,700

Security	Shares (000s)	Value

SHORT-TERM INVESTMENTS — 5.74%

MONEY MARKET FUNDS — 5.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,e,f]	18,212	$18,212,061
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,e,f]	1,579	1,578,704
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,e]	2,687	2,686,795

		22,477,560

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,477,560)		22,477,560

TOTAL INVESTMENTS IN SECURITIES — 104.46%
(Cost: $423,845,537)		409,177,260
Other Assets, Less Liabilities — (4.46)%		(17,454,323)

NET ASSETS — 100.00%		$391,722,937

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Affiliated issuer. See Note 2.
[d]	Variable rate security. Rate shown is as of report date.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.82%

AEROSPACE & DEFENSE — 1.02%
B/E Aerospace Inc.
5.25%, 04/01/22 (Call 04/01/17)	$25	$25,688
Bombardier Inc.
5.75%, 03/15/22[a]	50	50,125
L-3 Communications Corp.
4.95%, 02/15/21 (Call 11/15/20)	50	53,068
Northrop Grumman Corp.
3.25%, 08/01/23	25	23,861
5.05%, 08/01/19	50	56,176

		208,918
AIR FREIGHT & LOGISTICS — 0.11%
FedEx Corp.
4.10%, 04/15/43	25	21,982

		21,982
AIRLINES — 0.38%
United Airlines Inc.
6.75%, 09/15/15 (Call 12/09/13)[a]	75	77,250

		77,250
AUTO COMPONENTS — 1.05%
Delphi Corp.
6.13%, 05/15/21 (Call 05/15/16)	50	55,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.00%, 01/15/18 (Call 01/15/14)	100	104,875
Johnson Controls Inc.
5.50%, 01/15/16	50	54,760

		214,635
AUTOMOBILES — 0.52%
Ford Motor Co.
4.75%, 01/15/43	25	23,154
7.45%, 07/16/31	25	31,301
General Motors Co.
4.88%, 10/02/23[a]	25	25,312
6.25%, 10/02/43[a]	25	26,000

		105,767
BEVERAGES — 0.39%
Constellation Brands Inc.
6.00%, 05/01/22	50	54,500

Security	Principal (000s)	Value

Molson Coors Brewing Co.
3.50%, 05/01/22	$25	$25,068

		79,568
BIOTECHNOLOGY — 2.02%
Amgen Inc.
2.50%, 11/15/16	75	77,861
3.88%, 11/15/21 (Call 08/15/21)	100	103,625
5.15%, 11/15/41 (Call 05/15/41)	100	99,756
Celgene Corp.
1.90%, 08/15/17	50	50,283
Gilead Sciences Inc.
3.05%, 12/01/16	25	26,437
4.40%, 12/01/21 (Call 09/01/21)	25	26,898
5.65%, 12/01/41 (Call 06/01/41)	25	27,955

		412,815
BUILDING PRODUCTS — 0.52%
Masco Corp.
7.13%, 03/15/20	50	57,000
Owens Corning Inc.
4.20%, 12/15/22 (Call 09/15/22)	50	49,465

		106,465
CAPITAL MARKETS — 2.84%
Goldman Sachs Group Inc. (The)
5.63%, 01/15/17	25	27,746
6.45%, 05/01/36	50	52,338
6.75%, 10/01/37	50	54,282
Jefferies Group LLC
5.13%, 04/13/18	45	48,344
Merrill Lynch & Co. Inc.
6.05%, 05/16/16	100	110,465
6.11%, 01/29/37	100	107,030
Morgan Stanley
4.10%, 05/22/23	50	48,297
4.88%, 11/01/22	25	25,794
Nomura Holdings Inc.
2.00%, 09/13/16	50	50,184
6.70%, 03/04/20	50	56,765

		581,245
CHEMICALS — 2.81%
Agrium Inc.
3.50%, 06/01/23 (Call 03/01/23)	50	48,168
Ashland Inc.
4.75%, 08/15/22 (Call 05/15/22)	50	48,000

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CF Holdings Industries Inc.
3.45%, 06/01/23	$75	$71,379
Dow Chemical Co. (The)
4.38%, 11/15/42 (Call 05/15/42)	25	22,421
7.38%, 11/01/29	75	96,237
8.55%, 05/15/19	75	96,695
Ecolab Inc.
3.00%, 12/08/16	25	26,353
4.35%, 12/08/21	50	53,182
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	100	111,516

		573,951
COMMERCIAL BANKS — 4.21%
CIT Group Inc.
4.25%, 08/15/17	75	78,656
5.50%, 02/15/19[a]	100	108,250
Credit Suisse New York
5.40%, 01/14/20	25	27,564
Dresdner Bank AG
7.25%, 09/15/15	50	53,696
Fifth Third Bancorp
3.50%, 03/15/22 (Call 02/15/22)	75	74,875
HBOS PLC
6.00%, 11/01/33[a]	25	24,380
KeyCorp
3.75%, 08/13/15	50	52,278
National City Corp.
6.88%, 05/15/19	50	59,834
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	50	48,903
Royal Bank of Scotland Group PLC
5.00%, 10/01/14	25	25,583
6.13%, 12/15/22	50	51,694
7.65%, 12/31/49 (Call 09/30/31)[b]	25	26,000
Santander Holdings USA Inc.
3.00%, 09/24/15 (Call 08/24/15)	50	51,327
SMFG Preferred Capital USD 3 Ltd.
9.50%, 12/31/49 (Call 07/25/18)[a,b]	100	125,090
SunTrust Banks Inc.
3.60%, 04/15/16 (Call 03/15/16)	50	52,958

		861,088

Security	Principal (000s)	Value

COMMERCIAL SERVICES & SUPPLIES — 1.26%
ADT Corp. (The)
3.50%, 07/15/22	$25	$21,923
4.88%, 07/15/42	25	19,364
Clean Harbors Inc.
5.25%, 08/01/20 (Call 08/01/16)	35	35,962
Republic Services Inc.
5.25%, 11/15/21	75	83,058
Waste Management Inc.
2.60%, 09/01/16	50	51,777
2.90%, 09/15/22 (Call 06/15/22)	50	46,483

		258,567
COMMUNICATIONS EQUIPMENT — 0.11%
Motorola Solutions Inc.
3.50%, 03/01/23	25	23,488

		23,488
COMPUTERS & PERIPHERALS — 1.35%
Hewlett-Packard Co.
2.13%, 09/13/15	100	101,403
3.75%, 12/01/20	50	49,256
4.65%, 12/09/21	100	100,716
Seagate HDD Cayman
4.75%, 06/01/23[a]	25	24,250

		275,625
CONSTRUCTION MATERIALS — 0.54%
CRH America Inc.
6.00%, 09/30/16	25	28,190
Lafarge SA
6.50%, 07/15/16	75	82,500

		110,690
CONSUMER FINANCE — 5.50%
American Express Co.
6.80%, 09/01/66 (Call 09/01/16)[b]	25	26,625
Capital One Financial Corp.
2.15%, 03/23/15	100	101,713
4.75%, 07/15/21	50	53,688
Deutsche Telekom International Finance BV
5.75%, 03/23/16	100	110,613
8.75%, 06/15/30	50	71,090
Discover Financial Services
3.85%, 11/21/22	50	48,170

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Ford Motor Credit Co. LLC
5.00%, 05/15/18	$200	$221,376
6.63%, 08/15/17	100	116,336
12.00%, 05/15/15	100	116,399
General Motors Financial Co. Inc.
3.25%, 05/15/18[a]	50	49,812
SLM Corp.
5.50%, 01/25/23	35	33,425
8.45%, 06/15/18	150	175,125

		1,124,372
CONTAINERS & PACKAGING — 0.35%
Ball Corp.
5.00%, 03/15/22	25	25,187
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23[a]	50	46,875

		72,062
DIVERSIFIED FINANCIAL SERVICES — 2.04%
Bank of America Corp.
5.75%, 08/15/16	25	27,589
Citigroup Inc.
5.50%, 02/15/17	25	27,759
5.88%, 02/22/33	100	103,014
Goldman Sachs Capital I
6.35%, 02/15/34	50	49,688
International Lease Finance Corp.
4.63%, 04/15/21	50	48,563
4.88%, 04/01/15	50	51,937
5.88%, 04/01/19	20	21,523
8.75%, 03/15/17	75	88,125

		418,198
DIVERSIFIED TELECOMMUNICATION SERVICES — 7.97%
British Telecommunications PLC
9.63%, 12/15/30	25	37,265
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 01/15/24 (Call 07/15/18)	50	47,375
6.50%, 04/30/21 (Call 04/30/15)	75	78,000
7.00%, 01/15/19 (Call 01/15/14)	50	53,000
CenturyLink Inc.
5.80%, 03/15/22	50	49,500
7.65%, 03/15/42	50	46,375

Security	Principal (000s)	Value

Series V
5.63%, 04/01/20	$50	$50,812
Frontier Communications Corp.
7.13%, 01/15/23	50	51,875
8.25%, 04/15/17	50	57,812
Orange
2.13%, 09/16/15	25	25,446
5.38%, 07/08/19	25	28,201
8.75%, 03/01/31	50	68,581
Qwest Communications International Inc.
7.13%, 04/01/18 (Call 12/09/13)	50	51,875
Telecom Italia Capital SA
5.25%, 10/01/15	50	52,546
7.18%, 06/18/19	50	55,445
7.72%, 06/04/38	50	50,572
Telefonica Emisiones SAU
5.46%, 02/16/21	100	105,835
6.42%, 06/20/16	75	83,537
Telefonica Europe BV
8.25%, 09/15/30	25	29,970
Verizon Communications Inc.
2.50%, 09/15/16	100	103,781
3.65%, 09/14/18	100	106,305
5.15%, 09/15/23	100	108,511
6.40%, 09/15/33	100	113,190
6.55%, 09/15/43	150	173,785

		1,629,594
ELECTRIC UTILITIES — 2.10%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	50	49,087
EDP Finance BV
4.90%, 10/01/19[a]	100	101,000
FirstEnergy Corp.
Series C
7.38%, 11/15/31	25	26,356
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	60	68,013
Nisource Finance Corp.
5.25%, 02/15/43 (Call 08/15/42)	25	24,571
6.40%, 03/15/18	50	58,197
Oncor Electric Delivery Co. LLC
6.38%, 01/15/15	25	26,618

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	$50	$53,577
6.00%, 12/01/39	20	22,528

		429,947
ELECTRICAL EQUIPMENT — 0.24%
Tyco Electronics Group SA
3.50%, 02/03/22 (Call 11/03/21)	50	48,622

		48,622
ENERGY EQUIPMENT & SERVICES — 1.36%
Ensco PLC
4.70%, 03/15/21	50	53,790
Transocean Inc.
6.38%, 12/15/21	75	84,242
6.80%, 03/15/38	25	27,316
Weatherford International Ltd.
5.95%, 04/15/42 (Call 10/17/41)	50	49,549
9.63%, 03/01/19	50	63,896

		278,793
FOOD & STAPLES RETAILING — 1.31%
CVS Caremark Corp.
5.75%, 06/01/17	25	28,632
5.75%, 05/15/41 (Call 11/15/40)	50	55,442
Delhaize Brothers and Co. “The Lion” (Delhaize Group)
5.70%, 10/01/40	25	24,209
Kroger Co. (The)
6.15%, 01/15/20	50	57,352
Safeway Inc.
6.35%, 08/15/17	50	55,266
Walgreen Co.
3.10%, 09/15/22	50	47,409

		268,310
FOOD PRODUCTS — 3.86%
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	50	52,937
ConAgra Foods Inc.
1.90%, 01/25/18	35	34,795
3.20%, 01/25/23 (Call 10/25/22)	35	33,264
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	25	22,948
5.65%, 02/15/19	50	58,255
H.J. Heinz Finance Co.
7.13%, 08/01/39[a]	25	26,063

Security	Principal (000s)	Value

Hawk Acquisition Sub Inc.
4.25%, 10/15/20 (Call 04/15/15)[a]	$25	$24,188
JBS USA LLC/JBS USA Finance Inc.
8.25%, 02/01/20 (Call 02/01/15)[a]	25	26,812
Kellogg Co.
3.13%, 05/17/22	50	49,013
4.00%, 12/15/20	50	53,373
Kraft Foods Group Inc.
3.50%, 06/06/22	100	99,316
5.00%, 06/04/42	50	50,253
Mondelez International Inc.
5.38%, 02/10/20	50	56,766
6.50%, 08/11/17	100	116,750
6.50%, 02/09/40	50	59,522
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	25	25,895

		790,150
GAS UTILITIES — 0.33%
AGL Capital Corp.
5.88%, 03/15/41 (Call 09/15/40)	25	28,790
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.00%, 05/20/22 (Call 05/20/17)	35	37,800

		66,590
HEALTH CARE PROVIDERS & SERVICES — 3.49%
Cardinal Health Inc.
3.20%, 03/15/23	25	23,744
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	25	25,793
Express Scripts Holding Co.
2.65%, 02/15/17	125	129,658
3.13%, 05/15/16	75	78,700
6.13%, 11/15/41	25	28,732
Fresenius Medical Care US Finance II Inc.
5.63%, 07/31/19[a]	50	53,500
HCA Inc.
4.75%, 05/01/23	50	48,188
6.50%, 02/15/20	75	83,438
Laboratory Corp. of America Holdings
2.20%, 08/23/17	25	25,151
Quest Diagnostics Inc.
4.70%, 04/01/21	25	26,371

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Tenet Healthcare Corp.
4.38%, 10/01/21[a]	$50	$48,000
WellPoint Inc.
3.13%, 05/15/22	50	47,936
3.30%, 01/15/23	75	72,148
4.65%, 01/15/43	25	23,420

		714,779
HOTELS, RESTAURANTS & LEISURE — 0.54%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.75%, 08/15/20 (Call 08/15/15)	50	56,375
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 03/15/22 (Call 03/15/17)	25	25,720
Yum! Brands Inc.
6.25%, 03/15/18	25	29,295

		111,390
HOUSEHOLD PRODUCTS — 0.12%
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	25	23,976

		23,976
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.24%
AES Corp. (The)
4.88%, 05/15/23 (Call 05/15/18)	50	47,875
8.00%, 10/15/17	75	88,312
Calpine Corp.
7.50%, 02/15/21 (Call 11/01/15)[a]	50	54,000
7.88%, 07/31/20 (Call 07/31/15)[a]	45	49,163
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	25	23,913
6.20%, 10/01/17	75	85,548
NRG Energy Inc.
6.63%, 03/15/23 (Call 09/15/17)	50	51,687
7.63%, 01/15/18	50	56,750

		457,248
INDUSTRIAL CONGLOMERATES — 0.22%
Eaton Corp.
2.75%, 11/02/22[a]	25	23,483
4.15%, 11/02/42[a]	25	22,411

		45,894

Security	Principal (000s)	Value

INSURANCE — 4.17%
Allstate Corp. (The)
5.75%, 08/15/53 (Call 08/15/23)[b]	$25	$25,500
American International Group Inc.
3.80%, 03/22/17	75	80,003
4.88%, 06/01/22	50	54,620
8.18%, 05/15/68 (Call 05/15/38)[b]	50	61,500
8.25%, 08/15/18	100	126,391
Aon PLC
5.00%, 09/30/20	25	27,668
AXA SA
8.60%, 12/15/30	25	30,375
Genworth Holdings Inc.
7.63%, 09/24/21	50	61,057
Liberty Mutual Group Inc.
10.75%, 06/15/88 (Call 06/15/38)[a,b]	35	53,200
Lincoln National Corp.
6.15%, 04/07/36	25	28,789
Marsh & McLennan Companies Inc.
4.80%, 07/15/21 (Call 04/15/21)	25	27,129
MetLife Inc.
6.40%, 12/15/66 (Call 12/15/31)	25	26,000
Prudential Financial Inc.
5.38%, 06/21/20	25	28,367
5.88%, 09/15/42 (Call 09/15/22)[b]	50	51,000
7.38%, 06/15/19	75	93,020
Series D
4.75%, 09/17/15	50	53,595
XL Group PLC
6.50%, 12/31/49 (Call 04/15/17)[b]	25	24,525

		852,739
INTERNET & CATALOG RETAIL — 0.22%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	50	45,982

		45,982
INTERNET SOFTWARE & SERVICES — 0.25%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)	50	50,187

		50,187
IT SERVICES — 0.47%
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a]	25	25,813

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)	$50	$46,027
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	25	23,992

		95,832
LIFE SCIENCES TOOLS & SERVICES — 0.76%
Agilent Technologies Inc.
5.00%, 07/15/20	75	81,702
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	25	24,815
2.25%, 08/15/16	25	25,601
3.15%, 01/15/23 (Call 10/15/22)	25	23,481

		155,599
MACHINERY — 0.43%
Case New Holland Inc.
7.88%, 12/01/17	75	88,781

		88,781
MEDIA — 8.69%
British Telecommunications PLC
5.95%, 01/15/18	100	115,135
CBS Corp.
4.85%, 07/01/42 (Call 01/01/42)	25	23,188
7.88%, 07/30/30	25	30,918
CSC Holdings LLC
6.75%, 11/15/21	25	27,250
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.50%, 03/01/16	100	104,832
3.80%, 03/15/22	50	47,771
5.00%, 03/01/21	50	52,362
5.15%, 03/15/42	50	44,445
Discovery Communications LLC
4.88%, 04/01/43	25	23,544
5.05%, 06/01/20	50	55,630
DISH DBS Corp.
4.63%, 07/15/17	25	26,000
5.00%, 03/15/23	75	71,719
6.75%, 06/01/21	50	54,125
7.13%, 02/01/16	50	55,250
Gannett Co. Inc.
5.13%, 07/15/20 (Call 07/15/16)[a]	25	25,563

Security	Principal (000s)	Value

Grupo Televisa SAB de CV CPO
6.63%, 01/15/40	$25	$27,699
News America Inc.
4.50%, 02/15/21	25	26,991
6.15%, 02/15/41	75	84,530
6.40%, 12/15/35	50	57,208
Nielsen Finance LLC/Nielsen Finance Co.
7.75%, 10/15/18 (Call 10/15/14)	25	27,250
Omnicom Group Inc.
3.63%, 05/01/22	50	48,685
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	100	93,623
4.50%, 09/15/42 (Call 03/15/42)	125	92,772
8.25%, 04/01/19	100	116,462
Time Warner Inc.
3.40%, 06/15/22	50	49,545
4.88%, 03/15/20	25	27,558
7.63%, 04/15/31	75	95,030
7.70%, 05/01/32	75	95,888
Viacom Inc.
3.88%, 12/15/21	75	75,686
4.38%, 03/15/43	25	21,031
5.85%, 09/01/43 (Call 03/01/43)	25	26,391
6.25%, 04/30/16	25	27,928
WPP Finance 2010
4.75%, 11/21/21	25	26,030

		1,778,039
METALS & MINING — 5.98%
Alcoa Inc.
5.40%, 04/15/21 (Call 01/15/21)	75	76,741
ArcelorMittal SA
4.25%, 02/25/15	50	51,500
5.00%, 02/25/17	75	79,219
6.75%, 02/25/22	50	54,375
7.50%, 10/15/39	50	49,375
Barrick Gold Corp.
2.50%, 05/01/18	50	48,966
3.85%, 04/01/22	50	45,308
Barrick North America Finance LLC
5.75%, 05/01/43	50	42,758
Cliffs Natural Resources Inc.
4.88%, 04/01/21 (Call 01/01/21)	25	24,636

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Freeport-McMoRan Copper & Gold Inc.
2.38%, 03/15/18	$50	$49,712
3.10%, 03/15/20	50	48,219
3.55%, 03/01/22 (Call 12/01/21)	50	46,983
5.45%, 03/15/43 (Call 09/15/42)	50	46,634
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	50	44,122
4.88%, 03/15/42 (Call 09/15/41)	50	37,681
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	50	49,866
Southern Copper Corp.
6.75%, 04/16/40	50	49,593
Teck Resources Ltd.
3.00%, 03/01/19	50	49,841
5.20%, 03/01/42 (Call 09/01/41)	75	65,795
United States Steel Corp.
7.38%, 04/01/20	25	26,375
Vale Overseas Ltd.
4.38%, 01/11/22	75	73,339
6.25%, 01/23/17	75	83,878
6.88%, 11/21/36	75	77,726

		1,222,642
MULTI-UTILITIES — 0.65%
Dominion Resources Inc.
4.45%, 03/15/21	50	54,098
Sempra Energy
2.30%, 04/01/17	50	51,051
6.00%, 10/15/39	25	27,768

		132,917
MULTILINE RETAIL — 0.43%
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	35	32,316
Macy’s Retail Holdings Inc.
5.90%, 12/01/16	50	56,414

		88,730
OFFICE ELECTRONICS — 0.66%
Xerox Corp.
4.25%, 02/15/15	75	78,102
6.35%, 05/15/18	50	57,482

		135,584

Security	Principal (000s)	Value

OIL, GAS & CONSUMABLE FUELS — 13.98%
Access Midstream Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	$50	$49,750
Anadarko Finance Co.
7.50%, 05/01/31	50	63,671
Anadarko Petroleum Corp.
5.95%, 09/15/16	50	56,506
6.45%, 09/15/36	25	29,462
Canadian Natural Resources Ltd.
5.70%, 05/15/17	50	56,685
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	25	22,994
5.70%, 10/15/19	50	57,711
Chesapeake Energy Corp.
5.75%, 03/15/23	50	53,000
6.63%, 08/15/20	50	56,375
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	50	52,125
Continental Resources Inc.
5.00%, 09/15/22 (Call 03/15/17)	35	36,444
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	50	48,569
4.75%, 05/15/42 (Call 11/15/41)	50	47,265
El Paso Corp.
7.00%, 06/15/17	100	112,890
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	50	51,337
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)	75	75,238
5.90%, 12/01/17	25	28,630
Energy Transfer Equity LP
7.50%, 10/15/20	25	28,875
Energy Transfer Partners LP
5.20%, 02/01/22 (Call 11/01/21)	25	26,784
6.50%, 02/01/42 (Call 08/01/41)	50	54,747
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	50	48,074
4.85%, 08/15/42 (Call 02/15/42)	75	72,001
5.20%, 09/01/20	75	84,418
EQT Corp.
8.13%, 06/01/19	50	60,604

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Hess Corp.
5.60%, 02/15/41	$50	$53,531
8.13%, 02/15/19	50	62,402
Husky Energy Inc.
7.25%, 12/15/19	50	61,286
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	50	47,349
5.95%, 02/15/18	50	57,600
6.38%, 03/01/41	50	55,262
6.95%, 01/15/38	25	29,196
Marathon Oil Corp.
5.90%, 03/15/18	75	86,456
Marathon Petroleum Corp.
5.13%, 03/01/21	50	54,729
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
5.50%, 02/15/23 (Call 08/15/17)	25	25,875
Newfield Exploration Co.
5.63%, 07/01/24	25	25,500
Noble Energy Inc.
6.00%, 03/01/41 (Call 09/01/40)	25	28,634
8.25%, 03/01/19	25	31,262
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	50	54,224
Peabody Energy Corp.
6.25%, 11/15/21	50	51,625
Petrohawk Energy Corp.
6.25%, 06/01/19 (Call 06/01/15)	50	54,500
Phillips 66
2.95%, 05/01/17	25	26,045
4.30%, 04/01/22	50	51,811
5.88%, 05/01/42	25	27,628
Plains All American Pipeline LP
5.00%, 02/01/21 (Call 11/01/20)	25	27,647
5.15%, 06/01/42 (Call 12/01/41)	25	25,310
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	25	24,063
Range Resources Corp.
5.00%, 03/15/23 (Call 03/15/18)	50	49,875
Regency Energy Partners LP/Regency Energy Finance Corp.
5.50%, 04/15/23 (Call 10/15/17)	35	34,913
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	50	42,125

Security	Principal (000s)	Value

Sabine Pass Liquefaction LLC
5.63%, 04/15/23[a]	$50	$49,000
SESI LLC
6.38%, 05/01/19 (Call 05/01/15)	25	26,500
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	25	25,271
Spectra Energy Capital LLC
6.20%, 04/15/18	50	57,380
Suncor Energy Inc.
6.50%, 06/15/38	50	59,541
7.15%, 02/01/32	25	31,153
Talisman Energy Inc.
5.50%, 05/15/42 (Call 11/15/41)	25	22,136
Valero Energy Corp.
6.13%, 02/01/20	50	58,091
6.63%, 06/15/37	35	40,086
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	50	47,102
5.25%, 03/15/20	50	54,531
WPX Energy Inc.
6.00%, 01/15/22 (Call 10/15/21)	25	26,250

		2,860,044
PAPER & FOREST PRODUCTS — 0.57%
International Paper Co.
6.00%, 11/15/41 (Call 05/15/41)	50	54,951
7.95%, 06/15/18	50	61,985

		116,936
PERSONAL PRODUCTS — 0.17%
Avon Products Inc.
5.00%, 03/15/23	35	35,540

		35,540
PHARMACEUTICALS — 1.56%
AbbVie Inc.
1.20%, 11/06/15	50	50,428
1.75%, 11/06/17	50	50,204
2.90%, 11/06/22	75	71,587
4.40%, 11/06/42	25	23,568
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	50	47,597
Hospira Inc.
6.05%, 03/30/17	25	27,584
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	50	47,897

		318,865

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.32%
American Tower Corp.
3.50%, 01/31/23	$50	$45,741
4.50%, 01/15/18	50	53,730
Boston Properties LP
3.70%, 11/15/18 (Call 08/15/18)	50	53,124
3.85%, 02/01/23 (Call 11/01/22)	50	50,026
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	50	53,689
HCP Inc.
3.75%, 02/01/16	50	52,801
Health Care REIT Inc.
4.13%, 04/01/19 (Call 01/01/19)	50	52,913
Host Hotels & Resorts LP
5.88%, 06/15/19 (Call 06/15/15)	50	54,438
Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21 (Call 03/01/21)	25	26,648
Weyerhaeuser Co.
7.38%, 03/15/32	25	31,054

		474,164
ROAD & RAIL — 1.68%
Burlington Northern Santa Fe Corp.
3.00%, 03/15/23 (Call 12/15/22)	50	47,313
4.38%, 09/01/42 (Call 03/01/42)	25	22,960
4.40%, 03/15/42 (Call 09/15/41)	50	45,998
4.70%, 10/01/19	25	27,913
CSX Corp.
4.75%, 05/30/42 (Call 11/30/41)	50	48,578
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	50	48,393
4.84%, 10/01/41	50	49,549
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	50	52,957

		343,661
SOFTWARE — 0.13%
Activision Blizzard Inc.
6.13%, 09/15/23 (Call 09/15/18)[a]	25	26,125

		26,125
SPECIALTY RETAIL — 0.83%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	25	24,655

Security	Principal or Shares (000s)	Value

Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	$50	$55,412
L Brands Inc.
5.63%, 02/15/22	50	51,500
Sally Holdings LLC/Sally Capital Inc.
6.88%, 11/15/19 (Call 11/15/15)	35	38,675

		170,242
TOBACCO — 1.87%
Altria Group Inc.
2.85%, 08/09/22	75	69,603
5.38%, 01/31/44	25	25,326
9.70%, 11/10/18	50	67,564
10.20%, 02/06/39	50	79,291
Lorillard Tobacco Co.
3.50%, 08/04/16	50	52,667
Reynolds American Inc.
6.75%, 06/15/17	75	87,202

		381,653
TRADING COMPANIES & DISTRIBUTORS — 0.13%
United Rentals (North America) Inc.
5.75%, 07/15/18 (Call 07/15/15)	25	26,813

		26,813
WIRELESS TELECOMMUNICATION SERVICES — 1.07%
MetroPCS Wireless Inc.
6.63%, 11/15/20 (Call 11/15/15)	75	79,312
6.63%, 04/01/23 (Call 04/01/18)[a]	25	26,156
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	25	23,543
6.80%, 08/15/18	25	29,992
Sprint Communications Inc.
9.00%, 11/15/18[a]	50	60,625

		219,628

TOTAL CORPORATE BONDS & NOTES (Cost: $20,220,880)		20,012,682

SHORT-TERM INVESTMENTS — 1.06%

MONEY MARKET FUNDS — 1.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	217	216,940

		216,940

TOTAL SHORT-TERM INVESTMENTS (Cost: $216,940)		216,940

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 98.88%
(Cost: $20,437,820)	$20,229,622
Other Assets, Less Liabilities — 1.12%	229,786

NET ASSETS — 100.00%	$20,459,408

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.28%

AEROSPACE & DEFENSE — 0.77%
TransDigm Inc.
7.75%, 12/15/18 (Call 12/15/14)	$75	$80,625

		80,625
AIR FREIGHT & LOGISTICS — 0.74%
CEVA Group PLC
8.38%, 12/01/17 (Call 12/02/13)[a]	75	77,625

		77,625
AIRLINES — 0.24%
US Airways Group Inc.
6.13%, 06/01/18	25	24,594

		24,594
AUTO COMPONENTS — 1.02%
American Axle & Manufacturing Inc.
6.63%, 10/15/22 (Call 10/15/17)	25	26,375
Goodyear Tire & Rubber Co. (The)
7.00%, 05/15/22 (Call 05/15/17)	75	80,625

		107,000
BUILDING PRODUCTS — 0.74%
Grifols Inc.
8.25%, 02/01/18 (Call 02/01/14)	25	26,844
Nortek Inc.
8.50%, 04/15/21 (Call 04/15/16)	25	27,406
Ply Gem Industries Inc.
8.25%, 02/15/18 (Call 02/15/14)	22	23,540

		77,790
CAPITAL MARKETS — 0.87%
E*TRADE Financial Corp.
6.38%, 11/15/19 (Call 11/15/15)	50	53,500
Nuveen Investments Inc.
9.50%, 10/15/20 (Call 10/15/16)[a]	40	38,100

		91,600
CHEMICALS — 2.77%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%, 02/01/18 (Call 02/01/14)	50	51,500
Huntsman International LLC
8.63%, 03/15/21 (Call 09/15/15)	25	28,062
Ineos Finance PLC
7.50%, 05/01/20 (Call 05/01/15)[a]	75	81,937

Security	Principal (000s)	Value

Momentive Performance Materials Inc.
8.88%, 10/15/20 (Call 10/15/15)	$50	$52,875
TPC Group Inc.
8.75%, 12/15/20 (Call 12/15/16)[a]	25	26,313
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
8.75%, 02/01/19 (Call 08/01/15)[a]	50	49,875

		290,562
COMMERCIAL BANKS — 0.91%
Royal Bank of Scotland Group PLC
7.64%, 12/31/49 (Call 09/29/17)[b]	100	95,750

		95,750
COMMERCIAL SERVICES & SUPPLIES — 2.25%
ADS Waste Holdings Inc.
8.25%, 10/01/20 (Call 10/01/16)[a]	25	26,250
Ceridian Corp.
11.25%, 11/15/15 (Call 12/02/13)	50	50,312
Envision Healthcare Corp.
8.13%, 06/01/19 (Call 06/01/14)	50	54,315
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	25	23,875
Tervita Corp.
8.00%, 11/15/18 (Call 11/15/15)[a]	25	26,000
TransUnion LLC/TransUnion Financing Corp.
11.38%, 06/15/18 (Call 06/15/14)	25	27,750
West Corp.
7.88%, 01/15/19 (Call 11/15/14)	25	27,063

		235,565
COMMUNICATIONS EQUIPMENT — 1.87%
Alcatel-Lucent USA Inc.
6.45%, 03/15/29	50	44,000
Avaya Inc.
10.50%, 03/01/21 (Call 03/01/17)[a]	50	43,500
CommScope Inc.
8.25%, 01/15/19 (Call 01/15/15)[a]	75	82,313
Nokia OYJ
5.38%, 05/15/19	25	25,781

		195,594
CONSTRUCTION MATERIALS — 0.26%
Texas Industries Inc.
9.25%, 08/15/20 (Call 08/15/15)	25	27,625

		27,625

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CONSUMER FINANCE — 3.70%
Ally Financial Inc.
4.63%, 06/26/15	$25	$26,095
5.50%, 02/15/17	75	81,000
6.25%, 12/01/17	75	83,063
8.00%, 11/01/31	75	89,437
Springleaf Finance Corp.
6.90%, 12/15/17	100	108,250

		387,845
CONTAINERS & PACKAGING — 1.37%
Berry Plastics Corp.
9.75%, 01/15/21 (Call 01/15/16)	50	58,750
Sealed Air Corp.
8.13%, 09/15/19 (Call 09/15/15)[a]	75	84,563

		143,313
DISTRIBUTORS — 1.34%
HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)[a]	25	26,375
8.13%, 04/15/19 (Call 04/15/15)	25	27,943
11.00%, 04/15/20 (Call 04/15/16)	50	60,010
VWR Funding Inc.
7.25%, 09/15/17 (Call 09/15/14)	25	26,625

		140,953
DIVERSIFIED CONSUMER SERVICES — 0.24%
ServiceMaster Co.
7.00%, 08/15/20 (Call 08/15/15)	25	24,625

		24,625
DIVERSIFIED FINANCIAL SERVICES — 1.26%
Alphabet Holding Co. Inc.
7.75%, 11/01/17 (Call 12/02/13)[c]	25	25,844
Wind Acquisition Finance SA
11.75%, 07/15/17 (Call 12/02/13)[a]	100	106,250

		132,094
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.73%
Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 10/15/15)	50	53,250
Hughes Satellite Systems Corp.
7.63%, 06/15/21	51	55,845
Intelsat (Luxembourg) SA
8.13%, 06/01/23 (Call 06/01/18)[a]	50	52,875

Security	Principal (000s)	Value

Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[a]	$50	$48,250
7.25%, 10/15/20 (Call 10/15/15)	50	54,250
7.50%, 04/01/21 (Call 04/01/16)	100	109,000
Level 3 Financing Inc.
8.13%, 07/01/19 (Call 07/01/15)	75	82,687
9.38%, 04/01/19 (Call 04/01/15)	50	55,875
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	25	26,000
Sprint Capital Corp.
6.88%, 11/15/28	100	95,000
Windstream Corp.
6.38%, 08/01/23 (Call 02/01/18)	75	72,750

		705,782
ELECTRIC UTILITIES — 1.93%
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.
10.00%, 12/01/20 (Call 12/01/15)	125	131,250
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc.
11.50%, 10/01/20 (Call 04/01/16)[a]	100	71,250

		202,500
ELECTRICAL EQUIPMENT — 0.77%
General Cable Corp.
5.75%, 10/01/22 (Call 10/01/17)[a]	25	24,875
Realogy Group LLC
7.63%, 01/15/20 (Call 01/15/16)[a]	50	55,750

		80,625
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.25%
Sanmina Corp.
7.00%, 05/15/19 (Call 05/15/14)[a]	25	26,563

		26,563
ENERGY EQUIPMENT & SERVICES — 0.99%
Gulfmark Offshore Inc.
6.38%, 03/15/22 (Call 03/15/17)	25	25,188
Key Energy Services Inc.
6.75%, 03/01/21 (Call 03/01/16)	25	25,437
Offshore Group Investments Ltd.
7.13%, 04/01/23 (Call 04/01/18)	25	25,438
7.50%, 11/01/19 (Call 11/01/15)	25	27,187

		103,250

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

FOOD & STAPLES RETAILING — 1.34%
Rite Aid Corp.
9.25%, 03/15/20 (Call 03/15/16)	$50	$57,750
SUPERVALU Inc.
8.00%, 05/01/16	50	55,750
US Foods Inc.
8.50%, 06/30/19 (Call 06/30/14)	25	26,813

		140,313
FOOD PRODUCTS — 1.86%
ARAMARK Corp.
5.75%, 03/15/20 (Call 03/15/15)[a]	35	36,663
Del Monte Corp.
7.63%, 02/15/19 (Call 02/15/14)	50	52,062
Post Holdings Inc.
7.38%, 02/15/22 (Call 02/15/17)	50	53,312
Smithfield Foods Inc.
6.63%, 08/15/22 (Call 08/15/17)	50	52,625

		194,662
GAS UTILITIES — 1.07%
Sabine Pass LNG LP
7.50%, 11/30/16	100	111,625

		111,625
HEALTH CARE EQUIPMENT & SUPPLIES — 1.54%
Biomet Inc.
6.50%, 10/01/20 (Call 10/01/15)	50	52,000
Hologic Inc.
6.25%, 08/01/20 (Call 08/01/15)	25	26,563
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/01/15)	50	56,375
12.50%, 11/01/19 (Call 11/01/15)	25	26,937

		161,875
HEALTH CARE PROVIDERS & SERVICES — 5.14%
Community Health Systems Inc.
7.13%, 07/15/20 (Call 07/15/16)	25	26,313
8.00%, 11/15/19 (Call 11/15/15)	75	81,281
DaVita HealthCare Partners Inc.
5.75%, 08/15/22 (Call 08/15/17)	25	25,656
6.38%, 11/01/18 (Call 12/02/13)	50	52,437
HCA Holdings Inc.
7.75%, 05/15/21 (Call 11/15/15)	100	109,500
HCA Inc.
5.88%, 05/01/23	25	25,188

Security	Principal (000s)	Value

6.38%, 01/15/15	$25	$26,406
7.50%, 02/15/22	50	56,187
Health Management Associates Inc.
7.38%, 01/15/20 (Call 01/15/16)	25	27,875
IASIS Healthcare LLC
8.38%, 05/15/19 (Call 05/15/14)	25	26,500
Tenet Healthcare Corp.
8.00%, 08/01/20 (Call 08/01/15)	25	27,219
8.13%, 04/01/22[a]	50	54,750

		539,312
HEALTH CARE TECHNOLOGY — 0.28%
IMS Health Inc.
12.50%, 03/01/18 (Call 03/01/15)[a]	25	29,750

		29,750
HOTELS, RESTAURANTS & LEISURE — 6.86%
Boyd Gaming Corp.
9.13%, 12/01/18 (Call 12/01/14)	25	27,187
Burger King Corp.
9.88%, 10/15/18 (Call 10/15/14)	25	28,031
Caesars Entertainment Operating Co. Inc.
8.50%, 02/15/20 (Call 02/15/16)	25	23,094
9.00%, 02/15/20 (Call 02/15/16)	50	46,876
10.00%, 12/15/18 (Call 12/15/13)	50	25,125
11.25%, 06/01/17 (Call 12/02/13)	50	49,875
12.75%, 04/15/18 (Call 04/15/14)	25	14,750
Cedar Fair LP
5.25%, 03/15/21 (Call 03/15/16)[a]	25	24,625
CityCenter Holdings LLC/CityCenter Finance Corp.
7.63%, 01/15/16 (Call 01/15/14)	75	78,862
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	25	24,625
Landry’s Inc.
9.38%, 05/01/20 (Call 05/01/15)[a]	25	27,062
MGM Resorts International
6.63%, 07/15/15	50	53,875
6.63%, 12/15/21	25	26,719
8.63%, 02/01/19	75	88,031
Paris Las Vegas Holding LLC/Caesars Entertainment Corp.
11.00%, 10/01/21 (Call 10/01/16)[a]	75	73,312

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Pinnacle Entertainment Inc.
7.50%, 04/15/21 (Call 04/15/15)	$50	$54,875
Sabre Inc.
8.50%, 05/15/19 (Call 05/15/15)[a]	25	27,500
Six Flags Entertainment Corp.
5.25%, 01/15/21 (Call 01/15/16)[a]	25	24,563

		718,987
HOUSEHOLD DURABLES — 1.27%
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 10/15/15)[a]	50	53,250
Shea Homes LP/Shea Homes Funding Corp.
8.63%, 05/15/19 (Call 05/15/15)	50	55,375
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a]	25	24,375

		133,000
HOUSEHOLD PRODUCTS — 0.26%
Spectrum Brands Escrow Corp.
6.63%, 11/15/22 (Call 11/15/17)[a]	25	26,688

		26,688
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.82%
GenOn Energy Inc.
9.50%, 10/15/18	75	86,250

		86,250
INDUSTRIAL CONGLOMERATES — 0.26%
Polymer Group Inc.
7.75%, 02/01/19 (Call 02/01/15)	25	26,688

		26,688
INTERNET SOFTWARE & SERVICES — 0.50%
CyrusOne LP/CyrusOne Finance Corp.
6.38%, 11/15/22 (Call 11/15/17)	25	25,188
Zayo Group LLC/Zayo Capital Inc.
8.13%, 01/01/20 (Call 07/01/15)	25	27,375

		52,563
IT SERVICES — 3.81%
First Data Corp.
6.75%, 11/01/20 (Call 11/01/15)[a]	25	26,469
7.38%, 06/15/19 (Call 06/15/15)[a]	75	80,719
11.25%, 03/31/16 (Call 12/02/13)	40	40,200
12.63%, 01/15/21 (Call 01/15/16)	150	173,062

Security	Principal (000s)	Value

SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/01/15)	$25	$26,125
7.38%, 11/15/18 (Call 12/02/13)	50	53,000

		399,575
MACHINERY — 0.49%
Navistar International Corp.
8.25%, 11/01/21 (Call 11/01/14)	25	25,531
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)	25	26,125

		51,656
MEDIA — 8.30%
AMC Entertainment Inc.
9.75%, 12/01/20 (Call 12/01/15)	50	57,125
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	25	24,188
Cablevision Systems Corp.
8.63%, 09/15/17	75	87,375
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a]	25	24,250
6.38%, 09/15/20 (Call 09/15/15)[a]	25	25,937
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	25	23,813
Clear Channel Communications Inc.
9.00%, 12/15/19 (Call 07/15/15)	25	25,375
9.00%, 03/01/21 (Call 03/01/16)	50	50,375
11.25%, 03/01/21 (Call 03/01/16)	25	26,844
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	25	26,250
Series B
7.63%, 03/15/20 (Call 03/15/15)	100	106,750
Cumulus Media Holdings Inc.
7.75%, 05/01/19 (Call 05/01/15)	25	26,375
Lamar Media Corp.
5.00%, 05/01/23 (Call 05/01/18)	25	23,813
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	25	26,937
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)[a]	25	27,000
Quebecor Media Inc.
5.75%, 01/15/23	25	24,188

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/16)	$25	$24,437
Sirius XM Radio Inc.
5.88%, 10/01/20 (Call 10/01/16)[a]	50	51,750
Univision Communications Inc.
6.75%, 09/15/22 (Call 09/15/17)[a]	25	27,250
6.88%, 05/15/19 (Call 05/15/15)[a]	75	80,812
Visant Corp.
10.00%, 10/01/17 (Call 12/02/13)	25	23,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 07/15/15)	25	27,625
WMG Acquisition Corp.
11.50%, 10/01/18 (Call 10/01/14)	25	28,906

		870,375
METALS & MINING — 3.71%
AK Steel Corp.
7.63%, 05/15/20 (Call 05/15/15)	25	22,375
Aleris International Inc.
7.63%, 02/15/18 (Call 02/15/14)	25	26,500
FMG Resources (August 2006) Pty Ltd.
6.00%, 04/01/17 (Call 04/01/15)[a]	100	104,500
6.88%, 04/01/22 (Call 04/01/17)[a]	50	53,125
IAMGOLD Corp.
6.75%, 10/01/20 (Call 10/01/16)[a]	25	22,312
Inmet Mining Corp.
8.75%, 06/01/20 (Call 06/01/16)[a]	50	55,250
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 03/15/14)[a]	25	24,844
Molycorp Inc.
10.00%, 06/01/20 (Call 06/01/16)	25	24,750
Novelis Inc.
8.75%, 12/15/20 (Call 12/15/15)	50	55,625

		389,281
MULTILINE RETAIL — 0.45%
Sears Holdings Corp.
6.63%, 10/15/18	50	47,125

		47,125
OIL, GAS & CONSUMABLE FUELS — 11.74%
Alpha Natural Resources Inc.
6.00%, 06/01/19 (Call 06/01/14)	50	43,000
Antero Resources Finance Corp.
5.38%, 11/01/21 (Call 11/01/16)[a]	50	50,812

Security	Principal (000s)	Value

Arch Coal Inc.
7.25%, 10/01/20 (Call 10/01/15)	$75	$57,094
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)	25	27,000
CONSOL Energy Inc.
8.00%, 04/01/17 (Call 04/01/14)	100	106,000
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	25	23,063
8.25%, 02/15/20 (Call 02/15/15)	25	27,500
Energy XXI Gulf Coast Inc.
9.25%, 12/15/17 (Call 12/15/14)	50	55,750
EP Energy LLC/EP Energy Finance Inc.
Series WI
9.38%, 05/01/20 (Call 05/01/16)	100	115,500
Forest Oil Corp.
7.25%, 06/15/19 (Call 12/02/13)	50	50,500
Halcon Resources Corp.
8.88%, 05/15/21 (Call 11/15/16)	50	52,062
Laredo Petroleum Inc.
7.38%, 05/01/22 (Call 05/01/17)	25	27,062
Linn Energy LLC/Linn Energy Finance Corp.
7.00%, 11/01/19 (Call 11/01/15)[a]	125	124,687
MEG Energy Corp.
6.50%, 03/15/21 (Call 03/15/15)[a]	50	52,187
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
9.25%, 06/01/21 (Call 06/01/16)	25	25,750
NGPL PipeCo LLC
7.12%, 12/15/17[a]	50	47,250
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)[a]	50	54,000
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)	25	26,531
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II
8.38%, 06/01/20 (Call 06/01/16)	25	27,750
PetroBakken Energy Ltd.
8.63%, 02/01/20 (Call 02/01/16)[a]	25	25,063
Rosetta Resources Inc.
5.63%, 05/01/21 (Call 05/01/17)	25	25,250

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Samson Investment Co.
10.25%, 02/15/20 (Call 02/15/16)[a]	$75	$81,000
SandRidge Energy Inc.
7.50%, 03/15/21 (Call 03/15/16)	50	53,000
7.50%, 02/15/23 (Call 08/15/17)	25	25,938
W&T Offshore Inc.
8.50%, 06/15/19 (Call 06/15/15)	25	26,938

		1,230,687
PERSONAL PRODUCTS — 0.46%
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 05/15/16)[a]	25	23,625
Revlon Inc.
5.75%, 02/15/21 (Call 02/15/16)[a]	25	24,688

		48,313
PHARMACEUTICALS — 2.85%
Valeant Pharmaceuticals International Inc.
6.38%, 10/15/20 (Call 10/15/16)[a]	25	26,688
7.00%, 10/01/20 (Call 10/01/15)[a]	125	134,687
VPII Escrow Corp./Valeant Pharmaceuticals International Inc.
6.75%, 08/15/18 (Call 08/15/15)[a]	50	54,750
7.50%, 07/15/21 (Call 07/15/16)[a]	25	27,750
Warner Chilcott Co. LLC
7.75%, 09/15/18 (Call 09/15/14)	50	54,562

		298,437
PROFESSIONAL SERVICES — 0.25%
RSI Home Products Inc.
6.88%, 03/01/18 (Call 03/01/15)[a]	25	26,250

		26,250
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.23%
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	25	24,281

		24,281
ROAD & RAIL — 1.29%
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
8.25%, 01/15/19 (Call 10/15/14)	50	54,500
Hertz Corp. (The)
6.75%, 04/15/19 (Call 04/15/15)	75	80,906

		135,406

Security	Principal (000s)	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.93%
Advanced Micro Devices Inc.
7.50%, 08/15/22	$25	$24,250
Freescale Semiconductor Inc.
6.00%, 01/15/22 (Call 11/15/16)[a]	50	50,562
8.05%, 02/01/20 (Call 06/01/15)	25	26,938
9.25%, 04/15/18 (Call 04/15/14)[a]	48	51,900
Sensata Technologies BV
4.88%, 10/15/23[a]	50	48,500

		202,150
SOFTWARE — 0.77%
BMC Software Inc.
8.13%, 07/15/21 (Call 07/15/16)[a]	50	52,875
Infor US Inc.
9.38%, 04/01/19 (Call 04/01/15)	25	28,250

		81,125
SPECIALTY RETAIL — 1.54%
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 03/15/15)[a]	25	27,938
Michaels Stores Inc.
7.75%, 11/01/18 (Call 11/01/14)	50	53,937
Party City Holdings Inc.
8.88%, 08/01/20 (Call 08/01/15)[a]	25	27,313
Petco Holdings Inc.
8.50%, 10/15/17 (Call 12/02/13)[a,c]	25	25,500
Serta Simmons Holdings LLC
8.13%, 10/01/20 (Call 10/01/15)[a]	25	26,625

		161,313
TEXTILES, APPAREL & LUXURY GOODS — 0.26%
Levi Strauss & Co.
6.88%, 05/01/22 (Call 05/01/17)	25	27,125

		27,125
TOBACCO — 2.83%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 10/15/15)	100	103,250
9.88%, 08/15/19 (Call 08/15/15)	175	193,594

		296,844
TRADING COMPANIES & DISTRIBUTORS — 1.33%
H&E Equipment Services Inc.
7.00%, 09/01/22 (Call 09/01/17)	25	27,250

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

United Rentals (North America) Inc.
7.63%, 04/15/22 (Call 04/15/17)	$100	$112,000

		139,250
WIRELESS TELECOMMUNICATION SERVICES — 2.82%
Cricket Communications Inc.
7.75%, 10/15/20 (Call 10/15/15)	25	28,562
Crown Castle International Corp.
5.25%, 01/15/23	50	49,500
Sprint Communications Inc.
6.00%, 12/01/16	50	54,062
6.00%, 11/15/22	25	24,625
7.00%, 08/15/20	25	26,813
8.38%, 08/15/17	50	57,875
Sprint Corp.
7.88%, 09/15/23[a]	50	54,250

		295,687

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,802,451)		10,198,473

SHORT-TERM INVESTMENTS — 1.42%

MONEY MARKET FUNDS — 1.42%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	149	148,527

		148,527

TOTAL SHORT-TERM INVESTMENTS
(Cost: $148,527)		148,527

TOTAL INVESTMENTS IN SECURITIES — 98.70%
(Cost: $9,950,978)		10,347,000
Other Assets, Less Liabilities — 1.30%		136,353

NET ASSETS — 100.00%		$10,483,353

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	Payment-in-kind (PIK) security. Income may be paid in cash or additional securities at the issuer’s discretion.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FINANCIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 96.57%

CAPITAL MARKETS — 14.89%
Bank of New York Mellon Corp. (The)
2.30%, 07/28/16	$150	$155,394
Credit Suisse (USA) Inc.
5.85%, 08/16/16	75	83,628
Deutsche Bank AG London
6.00%, 09/01/17	100	115,028
Goldman Sachs Group Inc. (The)
5.25%, 07/27/21[a]	100	110,040
6.75%, 10/01/37	125	135,704
Jefferies Group LLC
6.88%, 04/15/21	50	56,128
Merrill Lynch & Co. Inc.
6.88%, 04/25/18	175	207,570
Morgan Stanley
3.75%, 02/25/23	25	24,626
4.10%, 05/22/23	50	48,297
4.75%, 03/22/17	150	164,159
5.75%, 01/25/21[a]	200	228,349
Nomura Holdings Inc.
6.70%, 03/04/20	75	85,147
Northern Trust Corp.
2.38%, 08/02/22[a]	25	23,540
State Street Corp.
2.88%, 03/07/16	100	104,779

		1,542,389
COMMERCIAL BANKS — 30.08%
Abbey National Treasury Services PLC
4.00%, 04/27/16	25	26,573
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	50	46,937
Bank of Nova Scotia
2.90%, 03/29/16	125	130,742
Barclays Bank PLC
5.13%, 01/08/20	100	112,556
5.20%, 07/10/14	100	103,242
BB&T Corp.
3.20%, 03/15/16 (Call 02/16/16)	125	131,309
BNP Paribas SA
3.25%, 03/03/23[a]	50	47,881
3.60%, 02/23/16	125	131,472

Security	Principal (000s)	Value

Canadian Imperial Bank of Commerce
1.55%, 01/23/18 (Call 12/23/17)[a]	$50	$49,363
Commonwealth Bank of Australia
2.50%, 09/20/18	50	51,007
Credit Suisse New York
5.40%, 01/14/20	50	55,127
Fifth Third Bancorp
3.50%, 03/15/22 (Call 02/15/22)	25	24,958
3.63%, 01/25/16	100	105,400
HSBC Holdings PLC
4.00%, 03/30/22[a]	50	51,576
5.10%, 04/05/21[a]	75	83,343
6.50%, 09/15/37[a]	100	117,401
KeyCorp
5.10%, 03/24/21[a]	25	27,633
Lloyds Bank PLC
4.20%, 03/28/17	50	53,924
National Australia Bank Ltd.
1.60%, 08/07/15	25	25,412
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[b]	150	156,314
Rabobank Nederland
3.38%, 01/19/17	100	106,142
3.88%, 02/08/22	50	50,820
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)[a]	50	48,903
Royal Bank of Canada
1.45%, 10/30/14[a]	100	101,103
Royal Bank of Scotland Group PLC
5.63%, 08/24/20	25	27,647
6.13%, 01/11/21	75	85,665
SunTrust Banks Inc.
3.60%, 04/15/16 (Call 03/15/16)	75	79,438
Toronto-Dominion Bank (The)
2.38%, 10/19/16	50	51,904
U.S. Bancorp
2.20%, 11/15/16 (Call 10/14/16)	150	155,066
UBS AG Stamford
5.88%, 12/20/17	175	201,301
Wachovia Corp./Wells Fargo & Co.
5.50%, 08/01/35	50	51,827
5.63%, 10/15/16	100	112,445
Wells Fargo & Co.
3.50%, 03/08/22	50	50,750

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® FINANCIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

4.60%, 04/01/21	$225	$247,316
5.38%, 11/02/43	25	25,483
Westpac Banking Corp.
0.95%, 01/12/16	50	50,144
4.88%, 11/19/19	100	112,572
Zions BanCorp.
4.50%, 06/13/23 (Call 05/11/23)	25	25,032

		3,115,728
CONSUMER FINANCE — 5.11%
American Express Co.
2.65%, 12/02/22[a]	100	93,708
American Express Credit Corp.
1.30%, 07/29/16	100	100,762
2.38%, 03/24/17	25	25,752
Capital One Financial Corp.
6.75%, 09/15/17	125	147,093
Discover Financial Services
3.85%, 11/21/22[a]	25	24,085
HSBC Finance Corp.
5.00%, 06/30/15	75	79,602
6.68%, 01/15/21[a]	50	58,155

		529,157
DIVERSIFIED FINANCIAL SERVICES — 17.83%
Bank of America Corp.
4.10%, 07/24/23	75	76,002
5.70%, 01/24/22	75	85,882
7.63%, 06/01/19	100	124,574
Citigroup Inc.
4.05%, 07/30/22	50	49,299
4.45%, 01/10/17[a]	75	81,539
4.50%, 01/14/22	50	53,305
4.75%, 05/19/15	200	211,312
6.88%, 03/05/38	100	125,128
CME Group Inc
5.30%, 09/15/43 (Call 03/15/43)	25	26,806
General Electric Capital Corp.
1.60%, 11/20/17	25	25,035
1.63%, 07/02/15	50	50,799
2.25%, 11/09/15	200	205,762
Series A
6.75%, 03/15/32	175	213,754
ING U.S. Inc.
2.90%, 02/15/18	50	50,982

Security	Principal (000s)	Value

J.P. Morgan Chase & Co.
1.13%, 02/26/16	$100	$100,245
3.15%, 07/05/16	200	210,258
3.38%, 05/01/23	50	46,636
5.60%, 07/15/41	100	109,953

		1,847,271
HEALTH CARE PROVIDERS & SERVICES — 4.59%
Aetna Inc.
4.13%, 11/15/42 (Call 05/15/42)	50	44,623
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	100	103,173
Humana Inc.
7.20%, 06/15/18	25	30,141
UnitedHealth Group Inc.
0.85%, 10/15/15	50	50,164
6.88%, 02/15/38	75	95,060
WellPoint Inc.
2.30%, 07/15/18	75	75,218
5.10%, 01/15/44	50	50,256
5.25%, 01/15/16	25	27,227

		475,862
INSURANCE — 16.38%
ACE INA Holdings Inc.
2.70%, 03/13/23	25	23,716
4.15%, 03/13/43	25	23,634
Aflac Inc.
2.65%, 02/15/17	75	76,991
3.63%, 06/15/23[a]	25	24,624
Allstate Corp. (The)
5.55%, 05/09/35	25	28,162
American International Group Inc.
4.25%, 09/15/14	150	154,543
8.18%, 05/15/68 (Call 05/15/38)[c]	100	123,000
Assurant Inc.
4.00%, 03/15/23	25	24,496
AXA SA
8.60%, 12/15/30	25	30,375
Berkshire Hathaway Finance Corp.
3.20%, 02/11/15	125	129,357
5.75%, 01/15/40	25	28,371
Berkshire Hathaway Inc.
3.00%, 02/11/23	50	48,719
Chubb Corp. (The)
6.50%, 05/15/38	25	31,785

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FINANCIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Fidelity National Financial Inc.
5.50%, 09/01/22	$15	$15,866
Genworth Holdings Inc.
6.52%, 05/22/18	50	57,631
Hartford Financial Services Group Inc.
5.50%, 03/30/20	50	56,797
Infinity Property & Casualty Corp.
5.00%, 09/19/22[a]	10	9,934
Lincoln National Corp.
8.75%, 07/01/19	100	130,150
Marsh & McLennan Companies Inc.
4.80%, 07/15/21 (Call 04/15/21)	100	108,514
MetLife Inc.
6.40%, 12/15/66 (Call 12/15/31)	50	52,000
6.75%, 06/01/16	100	114,578
Principal Financial Group Inc.
3.30%, 09/15/22	25	24,317
Progressive Corp. (The)
3.75%, 08/23/21	50	52,016
Prudential Financial Inc.
5.80%, 11/16/41	50	56,517
7.38%, 06/15/19	100	124,027
Reinsurance Group of America Inc.
4.70%, 09/15/23	25	25,852
Travelers Companies Inc. (The)
4.60%, 08/01/43	35	35,359
6.25%, 06/20/16	50	56,689
XLIT Ltd.
5.75%, 10/01/21	25	28,779

		1,696,799
REAL ESTATE INVESTMENT TRUSTS (REITs) — 7.69%
AvalonBay Communities Inc.
2.95%, 09/15/22 (Call 06/15/22)	25	23,424
Boston Properties LP
3.70%, 11/15/18 (Call 08/15/18)	100	106,248
DDR Corp.
3.38%, 05/15/23 (Call 02/15/23)	25	23,219
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/01/22)[a]	25	23,159
Duke Realty LP
4.38%, 06/15/22 (Call 03/15/22)	25	25,143
EPR Properties
5.25%, 07/15/23 (Call 04/15/23)	25	24,637

Security	Principal or Shares (000s)	Value

ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	$50	$53,689
HCP Inc.
3.75%, 02/01/16	50	52,801
5.38%, 02/01/21 (Call 11/03/20)	25	27,413
Health Care REIT Inc.
5.25%, 01/15/22 (Call 10/15/21)	50	54,071
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	25	25,179
Kimco Realty Corp.
3.13%, 06/01/23 (Call 03/01/23)	25	23,191
Liberty Property LP
4.13%, 06/15/22 (Call 03/15/22)	25	25,145
ProLogis LP
6.63%, 05/15/18	100	117,058
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	25	23,344
Simon Property Group LP
5.65%, 02/01/20 (Call 11/01/19)	125	143,858
Ventas Realty LP/Ventas Capital Corp.
4.25%, 03/01/22 (Call 12/01/21)	25	25,527

		797,106

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,683,553)		10,004,312

SHORT-TERM INVESTMENTS — 8.00%

MONEY MARKET FUNDS — 8.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,d,e]	474	473,762
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,d,e]	41	41,068
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	314	313,648

		828,478

TOTAL SHORT-TERM INVESTMENTS
(Cost: $828,478)		828,478

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® FINANCIALS BOND ETF

October 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 104.57% (Cost: $10,512,031)	$10,832,790
Other Assets, Less Liabilities — (4.57)%	(472,998)

NET ASSETS — 100.00%	$10,359,792

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	Variable rate security. Rate shown is as of report date.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 96.77%

AEROSPACE & DEFENSE — 3.30%
Boeing Co. (The)
6.00%, 03/15/19	$75	$89,681
General Dynamics Corp.
1.00%, 11/15/17	50	48,669
Honeywell International Inc.
4.25%, 03/01/21	50	54,799
Lockheed Martin Corp.
3.35%, 09/15/21	75	75,657
Northrop Grumman Corp.
3.25%, 08/01/23	38	36,269
3.50%, 03/15/21	19	19,380
Raytheon Co.
3.13%, 10/15/20[a]	38	38,624
United Technologies Corp.
1.80%, 06/01/17	38	38,697
4.50%, 06/01/42	38	37,598
5.70%, 04/15/40	38	43,932

		483,306
AIR FREIGHT & LOGISTICS — 0.59%
United Parcel Service Inc.
5.13%, 04/01/19	75	86,456

		86,456
AIRLINES — 0.35%
Delta Air Lines Inc. 2012-1A Pass Through Trust Class A
4.75%, 11/07/21 (Call 05/07/20)[a]	48	51,349

		51,349
AUTO COMPONENTS — 0.43%
Johnson Controls Inc.
5.50%, 01/15/16	57	62,426

		62,426
AUTOMOBILES — 0.16%
Ford Motor Co.
7.45%, 07/16/31	19	23,788

		23,788
BEVERAGES — 3.34%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	38	37,561

Security	Principal (000s)	Value

Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	$38	$35,762
3.75%, 07/15/42	38	33,562
8.20%, 01/15/39	38	56,647
Coca-Cola Co. (The)
3.20%, 11/01/23	50	49,903
3.30%, 09/01/21	38	39,077
Diageo Capital PLC
4.83%, 07/15/20	75	84,516
PepsiCo Inc.
2.50%, 05/10/16	113	117,539
4.00%, 03/05/42	38	34,316

		488,883
BIOTECHNOLOGY — 1.38%
Amgen Inc.
5.15%, 11/15/41 (Call 05/15/41)	75	74,817
5.85%, 06/01/17	75	85,874
Gilead Sciences Inc.
4.40%, 12/01/21 (Call 09/01/21)	38	40,885

		201,576
CHEMICALS — 2.68%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	38	35,698
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	19	18,215
CF Industries Holdings Inc.
6.88%, 05/01/18	38	45,026
Dow Chemical Co. (The)
4.38%, 11/15/42 (Call 05/15/42)	57	51,119
8.55%, 05/15/19	19	24,496
E.I. du Pont de Nemours and Co.
2.80%, 02/15/23	19	17,992
6.00%, 07/15/18	75	88,538
Eastman Chemical Co.
4.80%, 09/01/42 (Call 03/01/42)[a]	19	18,070
Ecolab Inc.
5.50%, 12/08/41	38	41,664
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	57	52,320

		393,138

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value
COMMERCIAL BANKS — 1.07%
BP Capital Markets PLC
1.38%, 11/06/17	$75	$74,449
4.74%, 03/11/21	75	82,669

		157,118
COMMERCIAL SERVICES & SUPPLIES — 0.63%
Republic Services Inc.
5.00%, 03/01/20	44	48,525
Waste Management Inc.
6.13%, 11/30/39	38	43,483

		92,008
COMMUNICATIONS EQUIPMENT — 0.77%
Cisco Systems Inc.
5.50%, 01/15/40	19	21,072
5.90%, 02/15/39	38	43,980
Motorola Solutions Inc.
3.50%, 03/01/23	25	23,488
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	25	24,702

		113,242
COMPUTERS & PERIPHERALS — 1.40%
Apple Inc.
2.40%, 05/03/23	75	68,418
EMC Corp.
3.38%, 06/01/23 (Call 03/01/23)	38	37,637
Hewlett-Packard Co.
4.30%, 06/01/21	75	74,077
4.65%, 12/09/21	25	25,179

		205,311
CONSTRUCTION & ENGINEERING — 0.38%
ABB Finance (USA) Inc.
4.38%, 05/08/42	57	56,073

		56,073
CONSTRUCTION MATERIALS — 0.39%
CRH America Inc.
6.00%, 09/30/16	50	56,379

		56,379
CONSUMER FINANCE — 5.37%
Caterpillar Financial Services Corp.
7.15%, 02/15/19	150	187,175

Security	Principal (000s)	Value
Deutsche Telekom International Finance BV
8.75%, 06/15/30	$38	$54,029
Ford Motor Credit Co. LLC
3.98%, 06/15/16	100	106,449
7.00%, 04/15/15	100	108,555
8.13%, 01/15/20[a]	100	126,400
John Deere Capital Corp.
1.25%, 12/02/14	75	75,681
Toyota Motor Credit Corp.
2.00%, 09/15/16	75	77,145
3.40%, 09/15/21	50	50,924

		786,358
DIVERSIFIED CONSUMER SERVICES — 0.09%
Princeton University
Series A
4.95%, 03/01/19	12	13,805

		13,805
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.66%
AT&T Inc.
2.40%, 08/15/16	125	129,110
3.00%, 02/15/22	38	35,666
3.88%, 08/15/21[a]	38	38,463
4.35%, 06/15/45 (Call 12/15/44)	57	47,322
5.35%, 09/01/40	75	72,950
5.55%, 08/15/41	38	37,909
6.30%, 01/15/38	38	41,146
British Telecommunications PLC
9.63%, 12/15/30	38	56,643
Orange
2.75%, 09/14/16	57	59,046
8.75%, 03/01/31	13	17,831
Telecom Italia Capital SA
7.18%, 06/18/19	75	83,167
Telefonica Emisiones SAU
3.99%, 02/16/16	49	51,380
5.46%, 02/16/21	88	93,135
Verizon Communications Inc.
2.00%, 11/01/16	113	115,362
2.50%, 09/15/16	100	103,781
5.15%, 09/15/23	100	108,511
6.40%, 09/15/33	150	169,785
6.40%, 02/15/38	38	42,735

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value
7.75%, 12/01/30	$88	$111,263

		1,415,205
ELECTRICAL EQUIPMENT — 0.05%
Roper Industries Inc.
3.13%, 11/15/22 (Call 08/15/22)	8	7,536

		7,536
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.30%
Amphenol Corp.
4.00%, 02/01/22 (Call 11/01/21)	25	24,751
Corning Inc.
4.75%, 03/15/42	19	18,661

		43,412
ENERGY EQUIPMENT & SERVICES — 2.58%
Ensco PLC
4.70%, 03/15/21	75	80,686
Halliburton Co.
7.45%, 09/15/39	19	25,829
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	38	35,804
Noble Holding International Ltd.
5.25%, 03/15/42[a]	38	36,292
Transocean Inc.
6.38%, 12/15/21	75	84,242
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[a]	19	19,205
9.63%, 03/01/19	75	95,844

		377,902
FOOD & STAPLES RETAILING — 3.09%
CVS Caremark Corp.
5.75%, 06/01/17	75	85,897
6.13%, 09/15/39	38	43,761
Delhaize Brothers and Co. “The Lion” (Delhaize Group)
4.13%, 04/10/19	38	39,483
Kroger Co. (The)
6.15%, 01/15/20	75	86,028
Wal-Mart Stores Inc.
5.63%, 04/15/41	38	43,605
6.50%, 08/15/37	94	118,599
Walgreen Co.
3.10%, 09/15/22	38	36,031

		453,404

Security	Principal (000s)	Value
FOOD PRODUCTS — 2.78%
Archer-Daniels-Midland Co.
4.48%, 03/01/21	$75	$81,005
ConAgra Foods Inc.
4.65%, 01/25/43 (Call 07/25/42)	50	46,839
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	38	38,019
Kellogg Co.
3.13%, 05/17/22	38	37,250
Kraft Foods Group Inc.
3.50%, 06/06/22	38	37,740
5.00%, 06/04/42	38	38,192
Mondelez International Inc.
6.50%, 02/09/40	75	89,283
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	38	39,360

		407,688
HEALTH CARE EQUIPMENT & SUPPLIES — 2.32%
Abbott Laboratories
5.30%, 05/27/40	38	42,579
Baxter International Inc.
2.40%, 08/15/22	38	35,428
Becton, Dickinson and Co.
3.13%, 11/08/21	57	56,728
Boston Scientific Corp.
6.00%, 01/15/20	57	66,464
Covidien International Finance SA
6.00%, 10/15/17	38	44,060
Medtronic Inc.
3.00%, 03/15/15	19	19,646
3.13%, 03/15/22 (Call 12/15/21)	38	37,673
4.50%, 03/15/42 (Call 09/15/41)	38	37,302

		339,880
HEALTH CARE PROVIDERS & SERVICES — 0.90%
Express Scripts Holding Co.
3.13%, 05/15/16	75	78,700
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	19	18,590
McKesson Corp.
2.70%, 12/15/22 (Call 09/15/22)	38	35,100

		132,390

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

HOTELS, RESTAURANTS & LEISURE — 1.12%
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	$19	$17,988
McDonald’s Corp.
5.35%, 03/01/18	75	86,508
Wyndham Worldwide Corp.
4.25%, 03/01/22 (Call 12/01/21)	38	37,492
Yum! Brands Inc.
6.88%, 11/15/37	19	22,700

		164,688
HOUSEHOLD DURABLES — 0.26%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	38	37,738

		37,738
HOUSEHOLD PRODUCTS — 1.78%
Colgate-Palmolive Co.
2.10%, 05/01/23	25	22,776
Energizer Holdings Inc.
4.70%, 05/24/22	38	38,961
Kimberly-Clark Corp.
6.13%, 08/01/17	75	87,857
Procter & Gamble Co. (The)
1.45%, 08/15/16	38	38,714
1.60%, 11/15/18	50	49,845
5.55%, 03/05/37	19	22,117

		260,270
INDUSTRIAL CONGLOMERATES — 1.91%
3M Co.
2.00%, 06/26/22	38	35,558
Carlisle Companies Inc.
3.75%, 11/15/22 (Call 08/15/22)	8	7,736
Eaton Corp.
2.75%, 11/02/22[b]	113	106,145
General Electric Co.
4.13%, 10/09/42	19	17,574
5.25%, 12/06/17	38	43,407
Koninklijke Philips NV
5.75%, 03/11/18	50	57,986
Pentair Finance SA
2.65%, 12/01/19	12	11,507

		279,913

Security	Principal (000s)	Value

INSURANCE — 0.57%
President and Fellows of Harvard College (The)
6.30%, 10/01/37 (Call 04/01/16)	$75	$83,250

		83,250
INTERNET & CATALOG RETAIL — 0.12%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	19	17,473

		17,473
INTERNET SOFTWARE & SERVICES — 0.40%
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	19	17,872
Google Inc.
3.63%, 05/19/21	38	40,007

		57,879
IT SERVICES — 1.95%
Computer Sciences Corp.
4.45%, 09/15/22	25	24,741
Fidelity National Information Services Inc.
5.00%, 03/15/22 (Call 03/15/17)	19	19,380
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	19	18,234
International Business Machines Corp.
1.25%, 02/06/17	100	99,002
4.00%, 06/20/42	41	37,005
5.60%, 11/30/39	3	3,405
Western Union Co. (The)
5.25%, 04/01/20	19	20,566
5.93%, 10/01/16	57	63,474

		285,807
LIFE SCIENCES TOOLS & SERVICES — 0.69%
Agilent Technologies Inc.
3.88%, 07/15/23 (Call 04/15/23)[a]	19	18,521
Life Technologies Corp.
4.40%, 03/01/15	25	26,068
Thermo Fisher Scientific Inc.
3.60%, 08/15/21 (Call 05/15/21)[a]	57	57,025

		101,614
MACHINERY — 0.35%
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	38	34,542

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	$19	$16,841

		51,383
MEDIA — 7.10%
CBS Corp.
3.38%, 03/01/22 (Call 12/01/21)[a]	44	42,849
Comcast Corp.
2.85%, 01/15/23[a]	113	108,615
4.25%, 01/15/33	40	38,391
6.95%, 08/15/37	38	48,764
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
6.00%, 08/15/40 (Call 05/15/40)	75	74,336
Grupo Televisa SAB de CV CPO
6.63%, 01/15/40	25	27,699
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	25	23,510
NBCUniversal Media LLC
5.15%, 04/30/20	113	128,727
News America Inc.
3.00%, 09/15/22	50	47,764
6.65%, 11/15/37	57	66,815
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	75	70,217
7.30%, 07/01/38	57	57,210
Time Warner Inc.
4.88%, 03/15/20	57	62,832
7.70%, 05/01/32	94	120,179
Viacom Inc.
6.88%, 04/30/36	38	43,534
Walt Disney Co. (The)
0.88%, 12/01/14[a]	63	63,350
3.70%, 12/01/42	19	16,502

		1,041,294
METALS & MINING — 4.97%
Alcoa Inc.
5.40%, 04/15/21 (Call 01/15/21)[a]	50	51,160
Barrick North America Finance LLC
4.40%, 05/30/21	75	71,763
5.75%, 05/01/43	19	16,248
BHP Billiton Finance (USA) Ltd.
1.13%, 11/21/14	57	57,428
2.88%, 02/24/22	57	55,279

Security	Principal (000s)	Value

Cliffs Natural Resources Inc.
4.88%, 04/01/21 (Call 01/01/21)[a]	$38	$37,446
Freeport-McMoRan Copper & Gold Inc.
3.88%, 03/15/23 (Call 12/15/22)	57	53,827
5.45%, 03/15/43 (Call 09/15/42)	19	17,721
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)	38	33,533
4.88%, 03/15/42 (Call 09/15/41)	19	14,319
Rio Tinto Finance (USA) Ltd.
3.75%, 09/20/21[a]	100	100,726
Rio Tinto Finance (USA) PLC
4.13%, 08/21/42 (Call 02/21/42)	25	21,622
Southern Copper Corp.
5.38%, 04/16/20[a]	38	41,409
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)[a]	57	53,492
5.20%, 03/01/42 (Call 09/01/41)	19	16,668
Vale Overseas Ltd.
8.25%, 01/17/34	75	86,238

		728,879
MULTILINE RETAIL — 1.58%
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	19	17,226
7.88%, 07/15/15	75	83,546
Target Corp.
7.00%, 01/15/38	100	131,000

		231,772
OFFICE ELECTRONICS — 1.14%
Pitney Bowes Inc.
5.75%, 09/15/17	57	63,096
Xerox Corp.
4.25%, 02/15/15	75	78,102
4.50%, 05/15/21	25	26,066

		167,264
OIL, GAS & CONSUMABLE FUELS — 8.57%
Anadarko Finance Co.
7.50%, 05/01/31	38	48,390
Anadarko Petroleum Corp.
6.38%, 09/15/17	57	66,513
Apache Corp.
5.10%, 09/01/40 (Call 03/01/40)	38	38,739

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Canadian Natural Resources Ltd.
5.70%, 05/15/17	$75	$85,027
Cenovus Energy Inc.
6.75%, 11/15/39	25	30,385
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	57	56,164
ConocoPhillips
4.60%, 01/15/15	57	59,762
6.50%, 02/01/39[a]	75	96,595
Devon Energy Corp.
2.40%, 07/15/16 (Call 06/15/16)	38	39,226
5.60%, 07/15/41 (Call 01/15/41)	38	40,103
Encana Corp.
6.50%, 02/01/38	38	42,251
Hess Corp.
5.60%, 02/15/41	38	40,683
Husky Energy Inc.
7.25%, 12/15/19	75	91,929
Marathon Oil Corp.
6.60%, 10/01/37	19	23,163
Occidental Petroleum Corp.
1.75%, 02/15/17	57	57,796
Phillips 66
4.30%, 04/01/22	75	77,717
Shell International Finance BV
0.63%, 12/04/15	75	75,069
6.38%, 12/15/38	38	47,544
Suncor Energy Inc.
6.50%, 06/15/38	57	67,876
Talisman Energy Inc.
3.75%, 02/01/21 (Call 11/01/20)	57	53,861
Total Capital Canada Ltd.
2.75%, 07/15/23	38	35,963
Total Capital International SA
1.50%, 02/17/17	38	38,411
Valero Energy Corp.
6.63%, 06/15/37	38	43,522

		1,256,689
PAPER & FOREST PRODUCTS — 1.03%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22 (Call 10/11/21)	38	37,525

Security	Principal (000s)	Value

International Paper Co.
6.00%, 11/15/41 (Call 05/15/41)	$19	$20,882
7.95%, 06/15/18	75	92,977

		151,384
PERSONAL PRODUCTS — 0.26%
Avon Products Inc.
5.00%, 03/15/23	38	38,587

		38,587
PHARMACEUTICALS — 6.80%
AbbVie Inc.
1.75%, 11/06/17	38	38,155
4.40%, 11/06/42	38	35,823
Actavis Inc.
4.63%, 10/01/42 (Call 04/01/42)	19	17,598
Allergan Inc.
3.38%, 09/15/20	15	15,590
AstraZeneca PLC
4.00%, 09/18/42	19	16,974
5.90%, 09/15/17	38	44,244
Bristol-Myers Squibb Co.
3.25%, 08/01/42	19	15,278
Eli Lilly and Co.
5.20%, 03/15/17	75	84,713
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	38	47,427
GlaxoSmithKline Capital PLC
0.75%, 05/08/15	75	75,214
2.85%, 05/08/22	19	18,476
Johnson & Johnson
5.95%, 08/15/37	38	46,525
Merck & Co. Inc.
6.55%, 09/15/37	57	72,354
Novartis Capital Corp.
2.90%, 04/24/15	113	117,147
Pfizer Inc.
5.35%, 03/15/15	75	79,956
7.20%, 03/15/39	57	77,813
Sanofi
4.00%, 03/29/21	75	80,243
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	75	77,400
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	38	36,402

		997,332

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Principal (000s)	Value

REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.69%
American Tower Corp.
3.50%, 01/31/23	$57	$52,144
Plum Creek Timberlands LP
3.25%, 03/15/23 (Call 12/15/22)	19	17,484
Weyerhaeuser Co.
7.38%, 03/15/32	25	31,054

		100,682
ROAD & RAIL — 2.71%
Burlington Northern Santa Fe Corp.
7.00%, 12/15/25	75	94,844
Canadian National Railway Co.
2.85%, 12/15/21 (Call 09/15/21)	75	73,965
CSX Corp.
4.75%, 05/30/42 (Call 11/30/41)	38	36,919
7.38%, 02/01/19	38	46,923
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	38	36,779
4.84%, 10/01/41	38	37,657
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	50	52,957
4.25%, 04/15/43 (Call 10/15/42)	19	17,597

		397,641
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.86%
Intel Corp.
3.30%, 10/01/21	88	88,961
Texas Instruments Inc.
1.65%, 08/03/19	38	36,806

		125,767
SOFTWARE — 1.86%
Microsoft Corp.
1.63%, 09/25/15	75	76,650
2.13%, 11/15/22	38	34,555
3.75%, 05/01/43 (Call 11/01/42)[a]	19	16,362
Oracle Corp.
2.50%, 10/15/22	38	35,538
5.38%, 07/15/40	38	41,470
5.75%, 04/15/18	25	29,216
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	38	38,754

		272,545

Security	Principal or Shares (000s)	Value

SPECIALTY RETAIL — 1.12%
Home Depot Inc. (The)
4.40%, 04/01/21 (Call 01/01/21)	$38	$41,813
5.88%, 12/16/36	38	44,452
Lowe’s Companies Inc.
3.80%, 11/15/21 (Call 08/15/21)	75	78,120

		164,385
TOBACCO — 2.39%
Altria Group Inc.
4.50%, 05/02/43[a]	25	22,113
9.70%, 11/10/18	57	77,022
10.20%, 02/06/39	19	30,131
Lorillard Tobacco Co.
8.13%, 05/01/40	19	23,251
Philip Morris International Inc.
2.90%, 11/15/21[a]	113	110,042
Reynolds American Inc.
6.75%, 06/15/17	75	87,202

		349,761
WIRELESS TELECOMMUNICATION SERVICES — 2.53%
America Movil SAB de CV
5.00%, 03/30/20	150	163,787
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	25	32,177
Vodafone Group PLC
2.88%, 03/16/16	94	97,860
2.95%, 02/19/23	38	35,310
6.15%, 02/27/37	38	42,311

		371,445

TOTAL CORPORATE BONDS & NOTES
(Cost: $14,614,622)		14,184,075

SHORT-TERM INVESTMENTS — 8.02%

MONEY MARKET FUNDS — 8.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	762	761,960
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	66	66,050

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® INDUSTRIALS BOND ETF

October 31, 2013

Security	Shares (000s)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	348	$347,868

		1,175,878

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,175,878)		1,175,878

TOTAL INVESTMENTS IN SECURITIES — 104.79%
(Cost: $15,790,500)		15,359,953
Other Assets, Less Liabilities — (4.79)%		(702,683)

NET ASSETS — 100.00%		$14,657,270

CPO — Certificates of Participation (Ordinary)

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® UTILITIES BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 96.72%

DIVERSIFIED FINANCIAL SERVICES — 2.23%
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/43 (Call 04/30/23)[a]	$50	$46,500
5.45%, 02/01/18	150	171,213

		217,713
ELECTRIC UTILITIES — 44.43%
Alabama Power Co.
6.00%, 03/01/39	150	179,532
Appalachian Power Co.
7.00%, 04/01/38	75	91,560
Arizona Public Service Co.
8.75%, 03/01/19	100	129,485
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	50	42,620
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	75	69,349
6.05%, 04/15/38	150	180,076
7.00%, 11/15/18	150	185,255
Duke Energy Florida Inc.
3.85%, 11/15/42 (Call 05/15/42)	50	45,012
6.40%, 06/15/38	50	62,606
Entergy Louisiana LLC
5.40%, 11/01/24	100	112,904
Exelon Corp.
4.90%, 06/15/15	100	105,658
Florida Power & Light Co.
4.05%, 06/01/42 (Call 12/01/41)	50	47,040
5.69%, 03/01/40	150	175,658
Georgia Power Co.
2.85%, 05/15/22	50	48,002
4.30%, 03/15/43	25	22,981
Indiana Michigan Power Co.
7.00%, 03/15/19	150	181,093
Kansas City Power & Light Co.
5.30%, 10/01/41 (Call 04/01/41)	50	51,718
Kentucky Utilities Co.
5.13%, 11/01/40 (Call 05/01/40)	75	81,401
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	225	255,050

Security	Principal (000s)	Value

Nevada Power Co.
6.50%, 08/01/18	$100	$120,722
7.13%, 03/15/19	100	124,452
Nisource Finance Corp.
5.45%, 09/15/20	200	224,372
Northern States Power Co.
3.40%, 08/15/42 (Call 02/15/42)	50	41,762
NSTAR Electric Co.
5.63%, 11/15/17	150	171,532
Oglethorpe Power Corp.
4.20%, 12/01/42	50	43,787
Oncor Electric Delivery Co. LLC
7.00%, 05/01/32	100	120,335
Pacific Gas & Electric Co.
5.80%, 03/01/37	100	110,696
6.05%, 03/01/34	125	141,340
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	25	23,517
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)	50	47,581
4.70%, 06/01/43 (Call 12/01/42)	35	32,289
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	100	97,874
Public Service Co. of Colorado
2.25%, 09/15/22 (Call 03/15/22)	75	69,849
3.95%, 03/15/43 (Call 09/15/42)	50	46,181
Scottish Power Ltd.
5.38%, 03/15/15	25	26,377
South Carolina Electric & Gas Co.
6.63%, 02/01/32	100	123,876
Southern California Edison Co.
4.05%, 03/15/42 (Call 09/15/41)	25	23,334
Series 08-A
5.95%, 02/01/38[b]	150	180,230
Toledo Edison Co. (The)
6.15%, 05/15/37	35	38,891
Virginia Electric and Power Co.
2.75%, 03/15/23 (Call 12/15/22)	50	47,631
4.00%, 01/15/43 (Call 07/15/42)	50	45,831
8.88%, 11/15/38	75	116,741
Series D
4.65%, 08/15/43 (Call 02/15/43)	50	50,668
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	175	195,929

		4,332,797

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® UTILITIES BOND ETF

October 31, 2013

Security	Principal (000s)	Value

GAS UTILITIES — 4.52%
AGL Capital Corp.
5.88%, 03/15/41 (Call 09/15/40)	$25	$28,790
Atmos Energy Corp.
8.50%, 03/15/19	50	64,368
CenterPoint Energy Resources Corp.
4.50%, 01/15/21 (Call 10/15/20)	100	109,072
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	50	49,251
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)	50	47,673
Southern Natural Gas Co. LLC
5.90%, 04/01/17[c]	125	141,798

		440,952
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.89%
Constellation Energy Group Inc.
5.15%, 12/01/20 (Call 09/01/20)	50	53,958
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)[b]	125	122,844
5.60%, 06/15/42 (Call 12/15/41)	90	86,087
PSEG Power LLC
5.32%, 09/15/16	150	165,300
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	50	48,614

		476,803
MULTI-UTILITIES — 15.53%
Consolidated Edison Co. of New York Inc.
3.95%, 03/01/43 (Call 09/01/42)	50	45,419
Series 08-B
6.75%, 04/01/38	100	130,168
Consumers Energy Co. Series P
5.50%, 08/15/16	200	223,880
DTE Energy Co.
6.35%, 06/01/16	200	224,934
National Grid PLC
6.30%, 08/01/16	100	113,410
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	100	92,928
3.95%, 05/01/42 (Call 11/01/41)	50	46,240
Puget Sound Energy Inc.
5.76%, 10/01/39	100	116,295

Security	Principal (000s)	Value

San Diego Gas & Electric Co.
3.00%, 08/15/21	$150	$151,110
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	25	23,458
6.00%, 10/15/39	25	27,768
6.50%, 06/01/16	100	112,982
TECO Finance Inc.
6.57%, 11/01/17	175	205,504

		1,514,096
OIL, GAS & CONSUMABLE FUELS — 24.49%
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	25	24,718
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)[b]	25	23,373
El Paso Natural Gas Co.
5.95%, 04/15/17	75	84,216
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	150	154,010
Energy Transfer Partners LP
5.15%, 02/01/43 (Call 08/01/42)	35	32,618
5.95%, 02/01/15	150	159,080
6.50%, 02/01/42 (Call 08/01/41)	100	109,493
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	25	24,037
4.45%, 02/15/43 (Call 08/15/42)	150	135,955
4.85%, 03/15/44 (Call 09/15/43)	50	47,955
5.20%, 09/01/20[b]	225	253,255
Kinder Morgan Energy Partners LP
5.00%, 08/15/42 (Call 02/15/42)[b]	25	23,489
5.80%, 03/15/35	250	260,419
Magellan Midstream Partners LP
4.25%, 02/01/21	100	105,135
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	75	81,336
Panhandle Eastern Pipe Line Co. LP
6.20%, 11/01/17	25	28,784
Plains All American Pipeline LP
5.00%, 02/01/21 (Call 11/01/20)	175	193,526
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	50	45,120
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	50	52,490

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® UTILITIES BOND ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)[b]	$50	$47,185
TransCanada PipeLines Ltd.
2.50%, 08/01/22	125	116,338
7.63%, 01/15/39	100	133,725
Western Gas Partners LP
5.38%, 06/01/21 (Call 03/01/21)	50	54,027
Williams Companies Inc. (The)
7.50%, 01/15/31	25	27,934
7.88%, 09/01/21	50	59,781
Williams Partners LP
6.30%, 04/15/40	100	110,092

		2,388,091
WATER UTILITIES — 0.63%
American Water Capital Corp.
6.59%, 10/15/37	50	61,560

		61,560

TOTAL CORPORATE BONDS & NOTES (Cost: $9,657,422)		9,432,012

SHORT-TERM INVESTMENTS — 5.96%

MONEY MARKET FUNDS — 5.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[d,e,f]	295	294,888
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[d,e,f]	26	25,562
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	261	261,228

		581,678

TOTAL SHORT-TERM INVESTMENTS (Cost: $581,678)		581,678

Value

TOTAL INVESTMENTS IN SECURITIES — 102.68% (Cost: $10,239,100)	$10,013,690
Other Assets, Less Liabilities — (2.68)%	(261,692)

NET ASSETS — 100.00%	$9,751,998

[a]	Variable rate security. Rate shown is as of report date.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	87

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2013

	iShares Floating Rate Bond ETF	iShares 0-5 Year High Yield Corporate Bond ETF	iShares 0-5 Year Investment Grade Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,719,019,299	$23,109,561	$9,735,018
Affiliated (Note 2)	196,108,823	2,075,631	319,087

Total cost of investments	$3,915,128,122	$25,185,192	$10,054,105

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,724,729,243	$23,148,766	$9,763,920
Affiliated (Note 2)	196,104,742	2,075,631	319,100

Total fair value of investments	3,920,833,985	25,224,397	10,083,020
Cash	64,278	104,422	—
Receivables:
Investment securities sold	—	—	26,740
Interest	3,068,074	424,743	80,095

Total Assets	3,923,966,337	25,753,562	10,189,855

LIABILITIES
Payables:
Investment securities purchased	68,049,492	686,699	162,375
Collateral for securities on loan (Note 5)	76,603,110	—	—
Investment advisory fees (Note 2)	604,101	5,480	658

Total Liabilities	145,256,703	692,179	163,033

NET ASSETS	$3,778,709,634	$25,061,383	$10,026,822

Net assets consist of:
Paid-in capital	$3,771,894,121	$24,987,500	$9,994,370
Undistributed net investment income	1,241,415	34,657	3,554
Undistributed net realized gain (accumulated net realized loss)	(131,765)	21	(17)
Net unrealized appreciation	5,705,863	39,205	28,915

NET ASSETS	$3,778,709,634	$25,061,383	$10,026,822

Shares outstanding[b]	74,600,000	500,000	200,000

Net asset value per share	$50.65	$50.12	$50.13

[a]	Securities on loan with values of $74,739,290, $ — and $ —, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2013

	iShares Aaa - A Rated Corporate Bond ETF	iShares Baa - Ba Rated Corporate Bond ETF	iShares B - Ca Rated Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$398,137,925	$20,220,880	$9,802,451
Affiliated (Note 2)	25,707,612	216,940	148,527

Total cost of investments	$423,845,537	$20,437,820	$9,950,978

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$383,546,000	$20,012,682	$10,198,473
Affiliated (Note 2)	25,631,260	216,940	148,527

Total fair value of investments	409,177,260	20,229,622	10,347,000
Cash	—	—	53,920
Receivables:
Investment securities sold	3,071,155	52,777	100,671
Interest	3,322,875	259,690	200,856

Total Assets	415,571,290	20,542,089	10,702,447

LIABILITIES
Payables:
Investment securities purchased	4,007,983	77,522	214,256
Collateral for securities on loan (Note 5)	19,790,765	—	—
Investment advisory fees (Note 2)	49,605	5,159	4,838

Total Liabilities	23,848,353	82,681	219,094

NET ASSETS	$391,722,937	$20,459,408	$10,483,353

Net assets consist of:
Paid-in capital	$407,085,540	$20,602,514	$10,015,419
Undistributed net investment income	713,064	68,654	69,799
Undistributed net realized gain (accumulated net realized loss)	(1,407,390)	(3,562)	2,113
Net unrealized appreciation (depreciation)	(14,668,277)	(208,198)	396,022

NET ASSETS	$391,722,937	$20,459,408	$10,483,353

Shares outstanding[b]	7,800,000	400,000	200,000

Net asset value per share	$50.22	$51.15	$52.42

[a]	Securities on loan with values of $19,139,285, $ — and $ —, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2013

	iShares Financials Bond ETF	iShares Industrials Bond ETF	iShares Utilities Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$9,530,227	$14,614,622	$9,657,422
Affiliated (Note 2)	981,804	1,175,878	581,678

Total cost of investments	$10,512,031	$15,790,500	$10,239,100

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$9,847,998	$14,184,075	$9,432,012
Affiliated (Note 2)	984,792	1,175,878	581,678

Total fair value of investments	10,832,790	15,359,953	10,013,690
Receivables:
Investment securities sold	—	120,998	—
Interest	105,725	159,281	112,622

Total Assets	10,938,515	15,640,232	10,126,312

LIABILITIES
Payables:
Investment securities purchased	61,272	151,246	51,400
Collateral for securities on loan (Note 5)	514,830	828,010	320,450
Investment advisory fees (Note 2)	2,621	3,706	2,464

Total Liabilities	578,723	982,962	374,314

NET ASSETS	$10,359,792	$14,657,270	$9,751,998

Net assets consist of:
Paid-in capital	$10,016,377	$15,069,047	$10,016,745
Undistributed net investment income	26,347	35,043	26,834
Accumulated net realized loss	(3,691)	(16,273)	(66,171)
Net unrealized appreciation (depreciation)	320,759	(430,547)	(225,410)

NET ASSETS	$10,359,792	$14,657,270	$9,751,998

Shares outstanding[b]	200,000	300,000	200,000

Net asset value per share	$51.80	$48.86	$48.76

[a]	Securities on loan with values of $497,597, $799,608 and $310,367, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Period ended October 31, 2013

	iShares Floating Rate Bond ETF	iShares 0-5 Year High Yield Corporate Bond ETF[a]	iShares 0-5 Year Investment Grade Corporate Bond ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$10,945,554	$40,129	$4,192
Interest — affiliated (Note 2)	16,429	8	20
Securities lending income — affiliated (Note 2)	106,876	—	—

Total investment income	11,068,859	40,137	4,212

EXPENSES
Investment advisory fees (Note 2)	3,185,678	5,480	658

Total expenses	3,185,678	5,480	658

Net investment income	7,883,181	34,657	3,554

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(113,217)	21	(17)
In-kind redemptions — unaffiliated	243,989	—	—

Net realized gain (loss)	130,772	21	(17)

Net change in unrealized appreciation/depreciation	3,266,678	39,205	28,915

Net realized and unrealized gain	3,397,450	39,226	28,898

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,280,631	$73,883	$32,452

[a]	For the period from Octoboer 15, 2013 (commencement of operations) to October 31, 2013.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2013

	iShares Aaa - A Rated Corporate Bond ETF	iShares Baa - Ba Rated Corporate Bond ETF	iShares B - Ca Rated Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$8,028,773	$689,739	$767,107
Interest — affiliated (Note 2)	42,933	65	30
Securities lending income — affiliated (Note 2)	33,023	—	—
Payment from affiliate (Note 2)	—	4,406	12,572

Total investment income	8,104,729	694,210	779,709

EXPENSES
Investment advisory fees (Note 2)	543,566	52,934	57,257

Total expenses	543,566	52,934	57,257

Net investment income	7,561,163	641,276	722,452

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,416,064)	(3,562)	19,347
In-kind redemptions — unaffiliated	(172,350)	—	—

Net realized gain (loss)	(1,588,414)	(3,562)	19,347

Net change in unrealized appreciation/depreciation	(14,652,947)	(713,683)	138,473

Net realized and unrealized gain (loss)	(16,241,361)	(717,245)	157,820

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,680,198)	$(75,969)	$880,272

See notes to financial statements.

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2013

	iShares Financials Bond ETF	iShares Industrials Bond ETF	iShares Utilities Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$333,615	$485,345	$354,008
Interest — affiliated (Note 2)	3,696	45	15
Securities lending income — affiliated (Note 2)	1,312	1,888	690

Total investment income	338,623	487,278	354,713

EXPENSES
Investment advisory fees (Note 2)	31,310	47,537	30,099

Total expenses	31,310	47,537	30,099

Net investment income	307,313	439,741	324,614

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,419)	(16,272)	(65,245)
Investments — affiliated (Note 2)	728	—	—
In-kind redemptions — unaffiliated	—	(151,750)	—

Net realized loss	(3,691)	(168,022)	(65,245)

Net change in unrealized appreciation/depreciation	(194,935)	(994,435)	(657,443)

Net realized and unrealized loss	(198,626)	(1,162,457)	(722,688)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$108,687	$(722,716)	$(398,074)

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Floating Rate Bond ETF		iShares 0-5 Year High Yield Corporate Bond ETF
	Year ended October 31, 2013	Year ended October 31, 2012	Period from October 15, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,883,181	$1,697,250	$34,657
Net realized gain	130,772	12,109	21
Net change in unrealized appreciation/depreciation	3,266,678	3,102,111	39,205

Net increase in net assets resulting from operations	11,280,631	4,811,470	73,883

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,924,015)	(1,458,368)	—

Total distributions to shareholders	(6,924,015)	(1,458,368)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,446,983,671	300,127,705	24,987,500
Cost of shares redeemed	(35,247,552)	—	—

Net increase in net assets from capital share transactions	3,411,736,119	300,127,705	24,987,500

INCREASE IN NET ASSETS	3,416,092,735	303,480,807	25,061,383

NET ASSETS
Beginning of period	362,616,899	59,136,092	—

End of period	$3,778,709,634	$362,616,899	$25,061,383

Undistributed net investment income included in net assets at end of period	$1,241,415	$282,249	$34,657

SHARES ISSUED AND REDEEMED
Shares sold	68,100,000	6,000,000	500,000
Shares redeemed	(700,000)	—	—

Net increase in shares outstanding	67,400,000	6,000,000	500,000

[a]	Commencement of operations.

See notes to financial statements.

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Aaa - A Rated Corporate Bond ETF
	Period from October 15, 2013[a] to October 31, 2013	Year ended October 31, 2013	Period from February 14, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,554	$7,561,163	$570,133
Net realized gain (loss)	(17)	(1,588,414)	19,529
Net change in unrealized appreciation/depreciation	28,915	(14,652,947)	(15,330)

Net increase (decrease) in net assets resulting from operations	32,452	(8,680,198)	574,332

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(7,197,912)	(220,320)

Total distributions to shareholders	—	(7,197,912)	(220,320)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,994,370	109,187,047	303,045,099
Cost of shares redeemed	—	(4,985,111)	—

Net increase in net assets from capital share transactions	9,994,370	104,201,936	303,045,099

INCREASE IN NET ASSETS	10,026,822	88,323,826	303,399,111

NET ASSETS
Beginning of period	—	303,399,111	—

End of period	$10,026,822	$391,722,937	$303,399,111

Undistributed net investment income included in net assets at end of period	$3,554	$713,064	$349,813

SHARES ISSUED AND REDEEMED
Shares sold	200,000	2,100,000	5,800,000
Shares redeemed	—	(100,000)	—

Net increase in shares outstanding	200,000	2,000,000	5,800,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Baa - Ba Rated Corporate Bond ETF		iShares B - Ca Rated Corporate Bond ETF
	Year ended October 31, 2013	Period from April 24, 2012[a] to October 31, 2012	Year ended October 31, 2013	Period from April 24, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$641,276	$201,573	$722,452	$377,091
Net realized gain (loss)	(3,562)	16,328	19,347	(17,234)
Net change in unrealized appreciation/depreciation	(713,683)	505,485	138,473	257,549

Net increase (decrease) in net assets resulting from operations	(75,969)	723,386	880,272	617,406

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(605,437)	(168,758)	(718,230)	(311,514)

Total distributions to shareholders	(605,437)	(168,758)	(718,230)	(311,514)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,261,352	15,324,834	—	10,015,419

Net increase in net assets from capital share transactions	5,261,352	15,324,834	—	10,015,419

INCREASE IN NET ASSETS	4,579,946	15,879,462	162,042	10,321,311

NET ASSETS
Beginning of period	15,879,462	—	10,321,311	—

End of period	$20,459,408	$15,879,462	$10,483,353	$10,321,311

Undistributed net investment income included in net assets at end of period	$68,654	$32,815	$69,799	$65,577

SHARES ISSUED
Shares sold	100,000	300,000	—	200,000

Net increase in shares outstanding	100,000	300,000	—	200,000

[a]	Commencement of operations.

See notes to financial statements.

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Financials Bond ETF		iShares Industrials Bond ETF
	Year ended October 31, 2013	Period from February 14, 2012[a] to October 31, 2012	Year ended October 31, 2013	Period from February 14, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$307,313	$217,282	$439,741	$260,345
Net realized gain (loss)	(3,691)	52,804	(168,022)	18,350
Net change in unrealized appreciation/depreciation	(194,935)	515,694	(994,435)	563,888

Net increase (decrease) in net assets resulting from operations	108,687	785,780	(722,716)	842,583

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(307,240)	(191,008)	(436,799)	(228,244)
From net realized gain	(52,804)	—	—	—

Total distributions to shareholders	(360,044)	(191,008)	(436,799)	(228,244)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	10,016,377	5,081,206	14,989,832
Cost of shares redeemed	—	—	(4,868,592)	—

Net increase in net assets from capital share transactions	—	10,016,377	212,614	14,989,832

INCREASE (DECREASE) IN NET ASSETS	(251,357)	10,611,149	(946,901)	15,604,171

NET ASSETS
Beginning of period	10,611,149	—	15,604,171	—

End of period	$10,359,792	$10,611,149	$14,657,270	$15,604,171

Undistributed net investment income included in net assets at end of period	$26,347	$26,274	$35,043	$32,101

SHARES ISSUED AND REDEEMED
Shares sold	—	200,000	100,000	300,000
Shares redeemed	—	—	(100,000)	—

Net increase in shares outstanding	—	200,000	—	300,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Utilities Bond ETF
	Year ended October 31, 2013	Period from February 14, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$324,614	$221,712
Net realized loss	(65,245)	(926)
Net change in unrealized appreciation/depreciation	(657,443)	432,033

Net increase (decrease) in net assets resulting from operations	(398,074)	652,819

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(324,996)	(194,496)

Total distributions to shareholders	(324,996)	(194,496)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	10,016,745

Net increase in net assets from capital share transactions	—	10,016,745

INCREASE (DECREASE) IN NET ASSETS	(723,070)	10,475,068

NET ASSETS
Beginning of period	10,475,068	—

End of period	$9,751,998	$10,475,068

Undistributed net investment income included in net assets at end of period	$26,834	$27,216

SHARES ISSUED
Shares sold	—	200,000

Net increase in shares outstanding	—	200,000

[a]	Commencement of operations.

See notes to financial statements.

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Jun. 14, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$50.36	$49.28	$50.01

Income from investment operations:
Net investment income[b]	0.25	0.55	0.13
Net realized and unrealized gain (loss)[c]	0.34	1.03	(0.79)

Total from investment operations	0.59	1.58	(0.66)

Less distributions from:
Net investment income	(0.30)	(0.50)	(0.07)

Total distributions	(0.30)	(0.50)	(0.07)

Net asset value, end of period	$50.65	$50.36	$49.28

Total return	1.18%	3.23%	(1.31)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,778,710	$362,617	$59,136
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	0.49%	1.09%	0.70%
Portfolio turnover rate[f]	4%	20%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares 0-5 Year High Yield Corporate Bond ETF

Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$49.78

Income from investment operations:
Net investment income[b]	0.07
Net realized and unrealized gain[c]	0.27

Total from investment operations	0.34

Net asset value, end of period	$50.12

Total return	0.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,061
Ratio of expenses to average net assets[e]	0.50%
Ratio of net investment income to average net assets[e]	3.16%
Portfolio turnover rate[f]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares 0-5 Year Investment Grade Corporate Bond ETF

Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$49.92

Income from investment operations:
Net investment income[b]	0.02
Net realized and unrealized gain[c]	0.19

Total from investment operations	0.21

Net asset value, end of period	$50.13

Total return	0.42%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,027
Ratio of expenses to average net assets[e]	0.15%
Ratio of net investment income to average net assets[e]	0.81%
Portfolio turnover rate[f]	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Aaa - A Rated Corporate Bond ETF

	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.31	$50.07

Income from investment operations:
Net investment income[b]	1.06	0.67
Net realized and unrealized gain (loss)[c]	(2.14)	2.36

Total from investment operations	(1.08)	3.03

Less distributions from:
Net investment income	(1.01)	(0.79)

Total distributions	(1.01)	(0.79)

Net asset value, end of period	$50.22	$52.31

Total return	(2.07)%	6.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$391,723	$303,399
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.09%	1.83%
Portfolio turnover rate[f]	15%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Baa - Ba Rated Corporate Bond ETF

	Year ended Oct. 31, 2013	Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.93	$50.00

Income from investment operations:
Net investment income[b]	1.87	0.99
Net realized and unrealized gain (loss)[c]	(1.87)	2.78

Total from investment operations	0.00	3.77

Less distributions from:
Net investment income	(1.78)	(0.84)

Total distributions	(1.78)	(0.84)

Net asset value, end of period	$51.15	$52.93

Total return	(0.01)%[e]	7.64%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$20,459	$15,879
Ratio of expenses to average net assets[f]	0.30%	0.30%
Ratio of net investment income to average net assets[f]	3.63%	3.74%
Portfolio turnover rate[g]	19%	14%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Includes payment from an affiliate. See Note 2. Not including these proceeds, the Fund’s total return would have been -0.03%.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares B - Ca Rated Corporate Bond ETF

	Year ended Oct. 31, 2013	Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.61	$50.00

Income from investment operations:
Net investment income[b]	3.61	1.89
Net realized and unrealized gain[c]	0.79	1.28

Total from investment operations	4.40	3.17

Less distributions from:
Net investment income	(3.59)	(1.56)

Total distributions	(3.59)	(1.56)

Net asset value, end of period	$52.42	$51.61

Total return	8.84%[e]	6.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,483	$10,321
Ratio of expenses to average net assets[f]	0.55%	0.55%
Ratio of net investment income to average net assets[f]	6.94%	7.18%
Portfolio turnover rate[g]	38%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Includes payment from an affiliate. See Note 2. Not including these proceeds, the Fund’s total return would have been 8.71%.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Financials Bond ETF

	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$53.06	$50.07

Income from investment operations:
Net investment income[b]	1.54	1.09
Net realized and unrealized gain (loss)[c]	(1.00)	2.86

Total from investment operations	0.54	3.95

Less distributions from:
Net investment income	(1.54)	(0.96)
Net realized gain	(0.26)	—

Total distributions	(1.80)	(0.96)

Net asset value, end of period	$51.80	$53.06

Total return	1.04%	7.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,360	$10,611
Ratio of expenses to average net assets[e]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.94%	3.00%
Portfolio turnover rate[f]	21%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	105

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Industrials Bond ETF

	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.01	$50.03

Income from investment operations:
Net investment income[b]	1.38	0.99
Net realized and unrealized gain (loss)[c]	(3.15)	1.85

Total from investment operations	(1.77)	2.84

Less distributions from:
Net investment income	(1.38)	(0.86)

Total distributions	(1.38)	(0.86)

Net asset value, end of period	$48.86	$52.01

Total return	(3.44)%	5.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,657	$15,604
Ratio of expenses to average net assets[e]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.78%	2.76%
Portfolio turnover rate[f]	22%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Utilities Bond ETF

	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.38	$50.07

Income from investment operations:
Net investment income[b]	1.62	1.11
Net realized and unrealized gain (loss)[c]	(3.61)	2.17

Total from investment operations	(1.99)	3.28

Less distributions from:
Net investment income	(1.63)	(0.97)

Total distributions	(1.63)	(0.97)

Net asset value, end of period	$48.76	$52.38

Total return	(3.85)%	6.64%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,752	$10,475
Ratio of expenses to average net assets[e]	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.24%	3.08%
Portfolio turnover rate[f]	20%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	107

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Bond ETF	Former Name [a]	Diversification Classification
Floating Rate	iShares Floating Rate Note Fund	Non-diversified
0-5 Year High Yield Corporate[b]		Diversified
0-5 Year Investment Grade[b]		Diversified
Aaa - A Rated Corporate	iShares Aaa - A Rated Corporate Bond Fund	Non-diversified
Baa - Ba Rated Corporate	iShares Baa - Ba Rated Corporate Bond Fund	Non-diversified
B - Ca Rated Corporate	iShares B - Ca Rated Corporate Bond Fund	Non-diversified
Financials	iShares Financials Sector Bond Fund	Non-diversified
Industrials	iShares Industrials Sector Bond Fund	Non-diversified
Utilities	iShares Utilities Sector Bond Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.
[b]	The Fund commenced operations on October 15, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares Bond ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Floating Rate
Assets:
Corporate Bonds & Notes	$—	$3,273,917,972	$—	$3,273,917,972
Foreign Agency Obligations	—	465,062,457	—	465,062,457
Money Market Funds	181,853,556	—	—	181,853,556

	$181,853,556	$3,738,980,429	$—	$3,920,833,985

0-5 Year High Yield Corporate
Assets:
Corporate Bonds & Notes	$—	$23,148,766	$—	$23,148,766
Money Market Funds	2,075,631	—	—	2,075,631

	$2,075,631	$23,148,766	$—	$25,224,397

0-5 Year Investment Grade Corporate
Assets:
Corporate Bonds & Notes	$—	$9,741,051	$—	$9,741,051
Foreign Agency Obligations	—	77,000	—	77,000
Money Market Funds	264,969	—		264,969

	$264,969	$9,818,051	$—	$10,083,020

Aaa - A Rated Corporate
Assets:
Corporate Bonds & Notes	$—	$386,699,700	$—	$386,699,700
Money Market Funds	22,477,560	—	—	22,477,560

	$22,477,560	$386,699,700	$—	$409,177,260

Baa - Ba Rated Corporate
Assets:
Corporate Bonds & Notes	$—	$20,012,682	$—	$20,012,682
Money Market Funds	216,940	—	—	216,940

	$216,940	$20,012,682	$—	$20,229,622

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Bond ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
B - Ca Rated Corporate
Assets:
Corporate Bonds & Notes	$—	$10,198,473	$—	$10,198,473
Money Market Funds	148,527	—	—	148,527

	$148,527	$10,198,473	$—	$10,347,000

Financials
Assets:
Corporate Bonds & Notes	$—	$10,004,312	$—	$10,004,312
Money Market Funds	828,478	—	—	828,478

	$828,478	$10,004,312	$—	$10,832,790

Industrials
Assets:
Corporate Bonds & Notes	$—	$14,184,075	$—	$14,184,075
Money Market Funds	1,175,878	—	—	1,175,878

	$1,175,878	$14,184,075	$—	$15,359,953

Utilities
Assets:
Corporate Bonds & Notes	$—	$9,432,012	$—	$9,432,012
Money Market Funds	581,678	—	—	581,678

	$581,678	$9,432,012	$—	$10,013,690

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures, with the exception of iShares 0-5 Year High Yield Corporate and iShares 0-5 Year Investment Grade Corporate Bond ETFs, which commenced operations on October 15, 2013 and for which this standard is effective. For the iShares 0-5 Year High Yield Corporate and iShares 0-5 Year Investment Grade Corporate Bond ETFs, management notes that based on a review of the Funds’ holdings and activities during the period from October 15, 2013 (commencement of operations) to October 31, 2013, the Funds are not impacted by this standard.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Bond ETF	Investment Advisory Fee
Floating Rate	0.20%
0-5 Year High Yield Corporate	0.50
0-5 Year Investment Grade Corporate	0.15
Aaa - A Rated Corporate	0.15
Baa - Ba Rated Corporate	0.30

iShares Bond ETF	Investment Advisory Fee
B - Ca Rated Corporate	0.55%
Financials	0.30
Industrials	0.30
Utilities	0.30

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

112	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares Bond ETF	Securities Lending Agent Fees
Floating Rate	$57,549
Aaa - A Rated Corporate	17,782
Financials	707
Industrials	1,016
Utilities	372

The iShares Baa - Ba Rated Corporate and iShares B - Ca Rated Corporate Bond ETFs each received a payment from BTC to compensate for foregone securities lending revenue. The payment is reported in the statements of operations under “Payment from affiliate”.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Bond ETF and Name of Affiliated Issuer	Principal Held at Beginning of Period (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Period (000s)	Value at End of Period	Interest Income	Net Realized Gain (Loss)
Floating Rate
PNC Bank N.A.
0.56%, 04/29/16	—	9,000	—	9,000	$8,994,168	$5,143	$—
PNC Funding Corp.
0.51%, 01/31/14	255	5,000	—	5,255	5,257,018	11,286	—

					$14,251,186	$16,429	$—

0-5 Year Investment Grade
PNC Funding Corp.
5.25%, 11/15/15	—	50	—	50	$54,131	$19	$—

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Bond ETF and Name of Affiliated Issuer	Principal Held at Beginning of Period (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Period (000s)	Value at End of Period	Interest Income	Net Realized Gain (Loss)
Aaa - A rated Corporate
PNC Bank N.A.
2.70%, 11/01/22	—	250	—	250	$231,141	$5,809	$—
2.95%, 01/30/23	—	400	—	400	374,791	9,083	—
4.20%, 11/01/25	—	350	—	350	356,159	—	—
PNC Funding Corp.
2.70%, 09/19/16	150	500	—	650	677,360	5,141	—
3.63%, 02/08/15	700	—	—	700	725,275	4,819	—
5.13%, 02/08/20	700	—	—	700	788,974	17,048	—

					$3,153,700	$41,900	$—

Financials Sector
PNC Funding Corp.
2.70%, 09/19/16	200	—	(50)	150	$156,314	$3,630	$728

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2013 were as follows:

iShares Bond ETF	Purchases	Sales
Floating Rate	$2,784,755,417	$45,308,682
0-5 Year High Yield Corporate	22,198,758	—
0-5 Year Investment Grade Corporate	8,563,686	—
Aaa - A Rated Corporate	147,297,639	53,931,886
Baa - Ba Rated Corporate	8,682,010	3,227,963
B - Ca Rated Corporate	3,822,558	3,868,861
Financials	2,207,838	2,084,266
Industrials	3,298,699	3,644,179
Utilities	1,977,881	2,022,368

In-kind transactions (see Note 4) for the period ended October 31, 2013 were as follows:

iShares Bond ETF	In-kind Purchases	In-kind Sales
Floating Rate	$3,514,755	$32,971,631
Aaa - A Rated Corporate	19,859,140	4,640,844
Industrials	4,832,611	4,343,828

114	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of October 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of October 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of October 31, 2013, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Bond ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Floating Rate	$230,207	$—	$(230,207)
Aaa - A Rated Corporate	(161,495)	—	161,495
Baa - Ba Rated Corporate	16,328	—	(16,328)
Industrials	(133,399)	—	133,399

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

iShares Bond ETF	2013	2012
Floating Rate
Ordinary income	$6,924,015	$1,458,368

Aaa - A Rated Corporate
Ordinary income	$7,197,912	$220,320

Baa - Ba Rated Corporate
Ordinary income	$605,437	$168,758

B - Ca Rated Corporate
Ordinary income	$718,230	$311,514

Financials
Ordinary income	$360,044	$191,008

Industrials
Ordinary income	$436,799	$228,244

Utilities
Ordinary income	$324,996	$194,496

116	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Bond ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Floating Rate	$1,241,415	$(131,765)	$5,705,863	$6,815,513
0-5 Year High Yield Corporate	34,678	—	39,205	73,883
0-5 Year Investment Grade Corporate	3,554	(17)	28,915	32,452
Aaa - A Rated Corporate	713,064	(1,375,190)	(14,700,477)	(15,362,603)
Baa - Ba Rated Corporate	68,654	(3,562)	(208,198)	(143,106)
B - Ca Rated Corporate	71,912	—	396,022	467,934
Financials	26,347	(3,691)	320,759	343,415
Industrials	35,043	(16,273)	(430,547)	(411,777)
Utilities	26,834	(66,171)	(225,410)	(264,747)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares Bond ETF	Non- Expiring
Floating Rate	$131,765
0-5 Year Investment Grade Corporate	17
Aaa - A Rated Corporate	1,375,190
Baa - Ba Rated Corporate	3,562
Financials	3,691
Industrials	16,273
Utilities	66,171

For the year ended October 31, 2013, the iShares B - Ca Rated Corporate Bond ETF utilized $17,234 of its capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Bond ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Floating Rate	$3,915,128,122	$6,641,943	$(936,080)	$5,705,863
0-5 Year High Yield Corporate	25,185,192	90,547	(51,342)	39,205
0-5 Year Investment Grade Corporate	10,054,105	30,758	(1,843)	28,915
Aaa - A Rated Corporate	423,877,737	949,023	(15,649,500)	(14,700,477)
Baa - Ba Rated Corporate	20,437,820	260,167	(468,365)	(208,198)
B - Ca Rated Corporate	9,950,978	486,288	(90,266)	396,022
Financials	10,512,031	352,212	(31,453)	320,759
Industrials	15,790,500	73,572	(504,119)	(430,547)
Utilities	10,239,100	86,550	(311,960)	(225,410)

Management has reviewed the tax positions as of October 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

118	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Floating Rate Bond ETF, iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares Aaa - A Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF, iShares Financials Bond ETF, iShares Industrials Bond ETF and iShares Utilities Bond ETF (the “Funds”), at October 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	119

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2013:

iShares Bond ETF	Interest- Related Dividends
Floating Rate	$5,206,630
Aaa - A Rated Corporate	6,161,186
Baa - Ba Rated Corporate	511,871
B - Ca Rated Corporate	619,396
Financials	256,281
Industrials	343,116
Utilities	306,296

Under Section 871(k)(2)(C) of the Code, the iShares Financial Bond ETF designates $52,804 as short-term capital gain dividends for the fiscal year ended October 31, 2013.

120	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Floating Rate Bond ETF and iShares Aaa – A Rated Corporate Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	121

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

122	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for each Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	123

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.  iShares Baa – Ba Rated Corporate Bond ETF, iShares B – Ca Rated Corporate Bond ETF, iShares Financials Bond ETF, iShares Industrials Bond ETF and iShares Utilities Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

124	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	125

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or

126	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III.  iShares 0-5 Year High Yield Corporate Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on September 11-12, 2013, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and a fund sponsored by an “at cost” service provider), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in identifying comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rate and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	127

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as risk management, investor education, product management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at the meetings regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that have substantially the same investment objectives and strategies as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on

128	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed. The Board further noted that the proposed investment advisory fee rate is the same as that of the iShares iBoxx $ High Yield Corporate Bond ETF.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates, in the event of any lending of the Fund’s securities. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

IV.  iShares 0-5 Year Investment Grade Corporate Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on September 11-12, 2013, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	129

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by an “at cost” service provider), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in identifying comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rate and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as risk management, investor education, product management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the

130	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at the meetings regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that have substantially the same investment objectives and strategies as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed. The Board further noted that the proposed investment advisory fee rate is the same as that of the iShares iBoxx $ Investment Grade Corporate Bond ETF.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates, in the event of any lending of the Fund’s securities. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	131

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

132	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Bond ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Floating Rate	$0.303316	$—	$0.000863	$0.304179	100%	—%	0%[a]		100%
Aaa - A Rated Corporate	1.011241	—	—	1.011241	100	—	—		100
Baa - Ba Rated Corporate	1.775540	—	—	1.775540	100	—	—		100
Financials	1.536198	0.264020	—	1.800218	85	15	—		100
Industrials	1.381729	—	—	1.381729	100	—	—		100
Utilities	1.624200	—	0.000781	1.624981	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	133

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Floating Rate Bond ETF

Period Covered: July 1, 2011 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.18%
Greater than 1.0% and Less than 1.5%	1	0.18
Greater than 0.5% and Less than 1.0%	34	6.02
Between 0.5% and –0.5%	528	93.44
Less than –0.5%	1	0.18

	565	100.00%

iShares Aaa - A Rated Corporate Bond ETF

Period Covered: April 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.27%
Greater than 0.5% and Less than 1.0%	164	43.62
Between 0.5% and –0.5%	208	55.31
Less than –0.5% and Greater than –1.0%	2	0.53
Less than –1.0%	1	0.27

	376	100.00%

iShares Baa - Ba Rated Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	35	11.18%
Between 0.5% and –0.5%	203	64.86
Less than –0.5% and Greater than –1.0%	40	12.78
Less than –1.0% and Greater than –1.5%	15	4.79
Less than –1.5% and Greater than –2.0%	17	5.43
Less than –2.0% and Greater than –2.5%	2	0.64
Less than –2.5%	1	0.32

	313	100.00%

134	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares B - Ca Corporate Bond ETF

Period Covered: July 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	21	6.71%
Between 0.5% and –0.5%	133	42.49
Less than –0.5% and Greater than –1.0%	119	38.02
Less than –1.0% and Greater than –1.5%	34	10.86
Less than –1.5% and Greater than –2.0%	6	1.92

	313	100.00%

iShares Financials Bond ETF

Period Covered: April 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.27%
Greater than 1.5% and Less than 2.0%	8	2.13
Greater than 1.0% and Less than 1.5%	48	12.77
Greater than 0.5% and Less than 1.0%	128	34.04
Between 0.5% and –0.5%	182	48.40
Less than –0.5% and Greater than –1.0%	9	2.39

	376	100.00%

iShares Industrials Bond ETF

Period Covered: April 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	7	1.86%
Greater than 2.0% and Less than 2.5%	22	5.85
Greater than 1.5% and Less than 2.0%	24	6.38
Greater than 1.0% and Less than 1.5%	64	17.02
Greater than 0.5% and Less than 1.0%	139	36.96
Between 0.5% and –0.5%	52	13.83
Less than –0.5% and Greater than –1.0%	—	—
Less than –1.0% and Greater than –1.5%	11	2.93
Less than –1.5% and Greater than –2.0%	33	8.78
Less than –2.0% and Greater than –2.5%	18	4.79
Less than –2.5% and Greater than –3.0%	1	0.27
Less than –3.0% and Greater than –3.5%	4	1.06
Less than –3.5%	1	0.27

	376	100.00%

SUPPLEMENTAL INFORMATION	135

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Utilities Bond ETF

Period Covered: April 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.53%
Greater than 2.5% and Less than 3.0%	2	0.53
Greater than 2.0% and Less than 2.5%	10	2.66
Greater than 1.5% and Less than 2.0%	37	9.84
Greater than 1.0% and Less than 1.5%	86	22.87
Greater than 0.5% and Less than 1.0%	72	19.15
Between 0.5% and –0.5%	102	27.13
Less than –0.5% and Greater than –1.0%	39	10.37
Less than –1.0% and Greater than –1.5%	22	5.85
Less than –1.5% and Greater than –2.0%	3	0.80
Less than –2.0%	1	0.27

	376	100.00%

136	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 300 Funds (as of October 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (48)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	137

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

138	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	139

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

140	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	141

Notes:

142	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Go paperless. . .
It’s Fast, Convenient, and Timely!
To sign up today, go to www.icsdelivery.com

iS-AR-104-1013

OCTOBER 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares CMBS ETF | CMBS | NYSE Arca
➢	iShares GNMA Bond ETF | GNMA | NASDAQ
➢	iShares U.S. Treasury Bond ETF | GOVT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

Domestic bond markets delivered mixed performance for the 12-month period ended October 31, 2013 (the “reporting period”), as tepid economic conditions and political uncertainty kept volatility levels elevated. For the reporting period, the U.S. Federal Reserve Bank’s (the “Fed”) comments and actions regarding quantitative easing largely affected bond market performance and volatility.

The reporting period began in the midst of a positive environment for bonds. The Fed responded to slow U.S. economic data by expanding its third quantitative easing program (“QE3”), which has created an environment of low yields on Treasury bonds and other “safe haven” securities and led investors toward relatively riskier and higher-yielding securities, including corporate bonds. The program, which originally involved buying back $40 billion in bonds per month, was expanded to a pace of $85 billion per month. In this environment, corporate fixed-income instruments performed well, with high-yield bonds delivering the strongest results. The demand for higher-yielding instruments was met with additional supply: for the first quarter of 2013, issuance of new high-yield paper topped $90 billion, one of the largest levels on record.

In May 2013, the Fed indicated that it might begin scaling back, or tapering, its bond purchasing program if the U.S. economy and labor market showed further signs of improvement. This comment caused a rapid change in sentiment among bond market participants, sending bond prices down and interest rates up. The broad decline occurred at a time when economic growth was positive, albeit muted, and inflation had declined to below 2% — two factors that would be positive for bonds — highlighting the impact of Fed policy in the current bond market environment. The Fed toned down its comments in June 2013, helping to restore calm to fixed-income markets. However, concerns resurfaced in August 2013, pushing bond prices down again as investors began to anticipate a scaling back of QE3 in September 2013.

At its September 2013 meeting, the Fed surprised markets by announcing that it would not taper its bond-buying program. Markets reacted favorably, helping yields to ease. Investors were able to put concerns regarding the Fed aside and focus on the economy, which showed signs of improvement. Revised figures revealed that the U.S. gross domestic product (“GDP”) grew at an annual 2.5% rate in the second quarter of 2013, considerably higher than the 1.7% that was originally reported. Rising export levels, increased consumer spending, and improving real estate spending all contributed to the growth. Both the Fed announcement and the economic news appeared to contribute to a renewed appetite for relatively riskier investments, and corporate bonds rallied sharply through the remainder of the period, with high-yield corporate issues again leading the surge in performance.

For the reporting period, bond performance varied widely. In general, shorter-term bonds outperformed longer-term bonds because they are less sensitive to changes in interest rates than intermediate- or long-term issues. High-yield bonds outpaced the broader bond market by a wide margin, as their higher yield provided an advantage over other instruments in an environment of rising interest rates. Investment-grade corporate bonds, which tend to be sensitive to interest rate changes, were some of the worst performers during the selloff described above, and delivered modestly negative flat returns for the entire reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CMBS ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.78%	2.14%	1.08%	0.78%	2.14%	1.08%
Since Inception	3.80%	4.49%	4.38%	6.60%	7.80%	7.61%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$992.20	$1.26	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CMBS ETF

The iShares CMBS ETF (the “Fund”), formerly the iShares Barclays CMBS Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. CMBS (ERISA Only) Index (the “Index”). The Index measures the performance of ERISA eligible investment-grade commercial mortgage-backed securities (“CMBS”), which are classes of securities (known as “certificates”) that represent interests in “pools” of commercial mortgages. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 0.78%, net of fees, while the total return for the Index was 1.08%.

During the first half of the reporting period, the Index traded in a very narrow range, as CMBS prices remained relatively stable and their higher yields generated a positive return. Slow growth and low inflation sent investors in search of yield, which benefited lower-credit quality CMBS. The Fed’s bond purchasing program also drove Treasury and mortgage yields lower, as the Fed reduced the supply of residential mortgages and Treasuries by $40 billion and $45 billion per month, respectively.

During the second half of the reporting period, the Index declined, as bond yields rose sharply after the Fed’s announcement in May 2013 that it was considering a slower pace for bond purchases. Treasury bonds performance suffered during the months following the Fed’s announcement, as the benchmark 10-year Treasury’s yield rose from 1.66% in early May 2013 to 2.98% in the beginning of September 2013.

Mortgages are priced relative to the benchmark 10-year U.S. Treasury, leading to lower CMBS prices when Treasury rates rose. The Index held its value relatively well during the bond market selloff from May 2013 to August 2013, as the relatively high yield of CMBS helped performance. In addition, CMBS have lower prepayment risk than residential mortgages, which attracted mortgage investors. The Index’s return stabilized during the final months of the reporting period, as the Fed announced the continuation of bond purchasing.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	53.13%
Aa1	1.22
Aa2	4.06
Aa3	5.73
A1	1.92
A2	1.95
A3	3.42
Baa1	1.35
Baa2	2.19
Baa3	0.98
Not Rated	24.05

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/13

Security	Percentage of Total Investments*

GS Mortgage Securities Trust, 5.80%, 08/10/45	1.38%
J.P. Morgan Chase Commercial Mortgage Securities Corp., 5.81%, 06/12/43	1.29
J.P. Morgan Chase Commercial Mortgage Securities Corp., 5.79%, 02/12/51	1.20
LB-UBS Commercial Mortgage Trust, 6.05%, 06/15/38	1.16
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.89%, 11/15/44	1.15

TOTAL	6.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® GNMA BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.44)%	(1.37)%	(0.82)%	(1.44)%	(1.37)%	(0.82)%
Since Inception	(0.14)%	0.12%	0.53%	(0.25)%	0.21%	0.90%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$983.50	$0.85	$1,000.00	$1,024.30	$0.87	0.17%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GNMA BOND ETF

The iShares GNMA Bond ETF (the “Fund”), formerly the iShares Barclays GNMA Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. GNMA Bond Index (the “Index”). The Index is a market capitalization-weighted index that measures the performance of mortgage-backed pass-through securities (“MBS”) issued by the Government National Mortgage Association (“GNMA”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -1.44%, net of fees, while the total return for the Index was -0.82%.

During the first half of the reporting period, the Index traded in a very narrow range, as mortgage bond prices remained relatively stable. Slow growth and low inflation contributed to the very low yields of U.S. Treasuries and government MBS. The Fed’s bond purchasing program also drove Treasury and MBS yields lower, as the Fed reduced the supply of mortgages and Treasuries by $40 billion and $45 billion per month, respectively.

During the second half of the reporting period, the Index declined, as bond yields rose sharply after the Fed’s announcement in May 2013 that it was considering a slower pace for bond purchases. Treasury bonds performance suffered during the months following the Fed’s announcement, as the benchmark 10-year Treasury’s yield rose from 1.66% in early May 2013 to 2.98% in the beginning of September 2013.

Mortgages are priced relative to the benchmark 10-year U.S. Treasury bond, which drove GNMA MBS lower. In addition, slower mortgage prepayment in the rising interest rate environment extended the expected average life for the Index, increasing interest rate sensitivity. Higher interest rate sensitivity while interest rates rose meant a difficult period for performance from May 2013 to August 2013. The Index’s return stabilized during the final months of the reporting period, as the Fed announced the continuation of bond purchasing.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

10-15 Years	2.06%
More than 20 Years	97.94

TOTAL	100.00%

*	Excludes money market funds.

FIVE LARGEST FUND HOLDINGS

As of 10/31/13

Security	Percentage of Total Investments*

Government National Mortgage Association, 4.50%, 11/01/43	12.18%
Government National Mortgage Association, 3.00%, 06/20/43	8.11
Government National Mortgage Association, 5.00%, 11/01/43	8.06
Government National Mortgage Association, 3.50%, 11/01/43	7.53
Government National Mortgage Association, 3.00%, 11/01/43	7.29

TOTAL	43.17%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. TREASURY BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.57)%	(1.54)%	(1.45)%	(1.57)%	(1.54)%	(1.45)%
Since Inception	0.22%	0.22%	0.32%	0.38%	0.38%	0.55%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$977.50	$0.75	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TREASURY BOND ETF

The iShares U.S. Treasury Bond ETF (the “Fund”), formerly the iShares Barclays U.S. Treasury Bond Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Treasury Bond Index (the “Index”). The Index is a market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was -1.57%, net of fees, while the total return for the Index was -1.45%.

The Index’s performance is largely determined by changes in interest rates, as well as income from U.S. Treasury securities. Interest rates rose during the reporting period, driving bond prices lower. Longer-term bonds posted the worst returns, as their prices are more sensitive to changes in interest rates. The Index’s holdings were concentrated in short and intermediate-term Treasuries with less emphasis on long-term Treasuries. Nevertheless, the Index’s relatively low yield was not enough to offset the decline in longer-term bond prices during the reporting period.

During the first half of the reporting period, the Index traded in a very narrow range, as Treasury bond prices remained relatively stable across the entire range of maturities. Slow growth and low inflation contributed to the very low yields of U.S. Treasuries. The Fed’s bond purchasing program also drove Treasury yields lower, as the Fed reduced the supply of U.S. Treasuries by $45 billion per month, beginning in December 2012.

During the second half of the reporting period, the Index declined, as bond yields rose sharply after the Fed’s announcement in May 2013 that it was considering a slower pace for bond purchases. Treasury bonds’ performance suffered during the months following the Fed’s announcement, as the benchmark 10-year and 30-year Treasuries posted the largest absolute increase in yield, reflecting higher long-term inflation expectations. The Index’s return stabilized during the final months of the reporting period, as the Fed announced the continuation of bond purchasing.

PORTFOLIO ALLOCATION

As of 10/31/13

Maturity	Percentage of Total Investments*

0-1 Year	3.00%
1-5 Years	54.48
5-10 Years	31.17
10-15 Years	1.00
15-20 Years	1.06
More than 20 Years	9.29

TOTAL	100.00%

*	Excludes money market funds.

FIVE LARGEST FUND HOLDINGS

As of 10/31/13

Security	Percentage of Total Investments*

U.S. Treasury Notes, 1.38%, 11/30/18	10.17%
U.S. Treasury Notes, 4.50%, 02/15/16	8.65
U.S. Treasury Notes, 3.25%, 03/31/17	7.49
U.S. Treasury Notes, 0.88%, 11/30/16	5.93
U.S. Treasury Notes, 2.38%, 02/28/15	5.27

TOTAL	37.51%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2013 and held through October 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CMBS ETF

October 31, 2013

Security	Principal (000s)	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 98.27%

MORTGAGE-BACKED SECURITIES — 98.27%
Banc of America Merrill Lynch Commercial Mortgage Inc.
Series 2005-4, Class A5A
4.93%, 07/10/45	$650	$687,684
Series 2005-6, Class A4
5.19%, 09/10/47[a]	335	358,773
Series 2006-2, Class A4
5.73%, 05/10/45[a]	600	659,013
Series 2006-3, Class A4
5.89%, 07/10/44[a]	800	882,206
Series 2006-5, Class A4
5.41%, 09/10/47	600	657,097
Series 2006-5, Class AM
5.45%, 09/10/47	250	265,515
Series 2007-1, Class A4
5.45%, 01/15/49	650	714,448
Series 2007-2, Class A4
5.62%, 04/10/49[a]	700	783,581
Series 2007-2, Class AAB
5.57%, 04/10/49[a]	205	217,313
Series 2007-3, Class A4
5.56%, 06/10/49[a]	550	613,441
Series 2007-5, Class A4
5.49%, 02/10/51	300	332,403
Series 2008-1, Class A4
6.21%, 02/10/51[a]	130	149,762
Series 2008-LS1, Class A4B
6.00%, 12/10/49[a]	500	564,849
Bear Stearns Commercial Mortgage Securities Inc.
Series 2005-PW10, Class AM
5.45%, 12/11/40[a]	240	257,485
Series 2005-PWR8, Class A4
4.67%, 06/11/41	198	207,129
Series 2005-PWR9, Class A4A
4.87%, 09/11/42	650	686,680
Series 2005-T20, Class A4A
5.14%, 10/12/42[a]	400	426,769
Series 2006-PW13, Class A4
5.54%, 09/11/41	400	438,442

Security	Principal (000s)	Value

Series 2006-T22, Class A4
5.58%, 04/12/38[a]	$450	$490,177
Series 2007-PW15, Class A4
5.33%, 02/11/44	750	822,633
Series 2007-PW16, Class AM
5.71%, 06/11/40[a]	250	282,472
Series 2007-PW17, Class A4
5.69%, 06/11/50[a]	550	621,705
Series 2007-PW18, Class AM
6.08%, 06/11/50[a]	400	453,832
Series 2007-T26, Class A4
5.47%, 01/12/45[a]	300	335,953
Series 2007-T28, Class AJ
5.96%, 09/11/42 (Call 10/07/17)[a]	140	150,767
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A2
3.06%, 12/15/47	145	151,797
Citigroup Commercial Mortgage Trust
3.42%, 04/10/46	100	96,164
6.13%, 12/10/49[a]	200	229,093
Series 2007-C6, Class A3B
5.71%, 12/10/49[a]	200	207,361
Series 2007-C6, Class A4
5.71%, 12/10/49[a]	300	339,710
Series 2007-C6, Class ASB
5.71%, 12/10/49[a]	98	104,561
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class A4
5.39%, 07/15/44[a]	500	532,065
Series 2005-CD1, Class AJ
5.39%, 07/15/44[a]	230	241,593
Series 2006-CD2, Class AM
5.53%, 01/15/46[a]	525	564,150
Series 2006-CD3, Class A5
5.62%, 10/15/48	700	769,135
Series 2007-CD, Class A4
5.32%, 12/11/49	650	715,386
Series 2007-CD5, Class A4
5.89%, 11/15/44[a]	823	923,201
COMM Mortgage Trust
Series 2005-C6, Class A5A
5.12%, 06/10/44[a]	850	900,149

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2013

Security	Principal (000s)	Value

Series 2006-C7, Class A4
5.75%, 06/10/46[a]	$525	$575,053
Series 2006-C8, Class A4
5.31%, 12/10/46	603	662,305
Series 2006-C8, Class AM
5.35%, 12/10/46	600	665,917
Series 2007-C9, Class A4
5.80%, 12/10/49[a]	650	740,719
Series 2012-CR1, Class A1
1.12%, 05/15/45	295	295,238
Series 2012-CR2, Class A4
3.15%, 08/15/45	300	294,075
Series 2012-CR2, Class ASB
2.75%, 08/15/45	250	249,790
Series 2012-CR3, Class A3
2.82%, 10/15/45	150	143,415
Series 2012-CR4, Class A2
1.80%, 10/15/45	390	390,090
Series 2012-CR4, Class A3
2.85%, 10/15/45	200	190,703
Series 2012-LC4, Class AM
4.06%, 12/10/44	125	129,147
Series 2013-CR10, Class A2
2.97%, 08/10/46	150	155,747
Series 2013-CR11, Class A4
4.26%, 10/10/46	550	580,765
Series 2013-CR6, Class A2
2.12%, 03/10/46	300	303,253
Series 2013-CR6, Class A4
3.10%, 03/10/46	350	340,514
Series 2013-CR7, Class A4
3.21%, 03/10/46	500	487,734
Series 2013-CR9, Class A4
4.24%, 07/10/45[a]	600	637,108
Series 2013-LC6, Class AM
3.28%, 01/10/46	100	96,184
Series 2013-LC6, Class B
3.74%, 01/10/46	130	124,247
Credit Suisse Commercial Mortgage Trust
Series 2006-C2, Class A3
5.86%, 03/15/39[a]	650	707,798
Series 2006-C4, Class A3
5.47%, 09/15/39	375	410,005

Security	Principal (000s)	Value

Series 2006-C4, Class AM
5.51%, 09/15/39	$300	$323,997
Series 2006-C5, Class A3
5.31%, 12/15/39	375	409,528
Series 2007-C3, Class A4
5.87%, 06/15/39[a]	281	310,883
Series 2007-C5, Class A4
5.70%, 09/15/40[a]	500	558,362
Series 2007-C5, Class AAB
5.62%, 09/15/40[a]	559	600,143
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C3, Class A3
4.65%, 07/15/37	69	70,596
Series 2005-C5, Class A4
5.10%, 08/15/38[a]	800	845,964
Series 2005-C6, Class AM
5.23%, 12/15/40[a]	375	399,388
DBUBS Mortgage Trust
Series 2011-LC3A, Class A2
3.64%, 08/10/44	150	159,154
GE Capital Commercial Mortgage Corp.
Series 2005-C4, Class AM
5.31%, 11/10/45[a]	150	160,477
Series 2007-C1, Class A4
5.54%, 12/10/49	310	341,259
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5
5.22%, 04/10/37[a]	300	319,075
Series 2005-GG5, Class AM
5.22%, 04/10/37[a]	301	319,088
Series 2006-GG7, Class A4
5.83%, 07/10/38[a]	356	391,674
Series 2007-GG11, Class A4
5.74%, 12/10/49	700	789,996
Series 2007-GG9, Class A4
5.44%, 03/10/39	450	502,821
Series 2007-GG9, Class AM
5.48%, 03/10/39	200	213,727
GS Mortgage Securities Corp. II
Series 2006-GG8, Class A4
5.56%, 11/10/39	340	375,563

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2013

Security	Principal (000s)	Value

Series 2012-GC6, Class A3
3.48%, 01/10/45	$400	$406,969
Series 2012-GC6, Class AAB
3.31%, 01/10/45	150	156,239
Series 2012-GCJ7, Class A4
3.38%, 05/10/45	350	353,617
GS Mortgage Securities Trust
Series 2005-GG4, Class A4
4.76%, 07/10/39	400	417,919
Series 2005-GG4, Class A4A
4.75%, 07/10/39	800	835,642
Series 2006-GG6, Class A4
5.55%, 04/10/38[a]	505	547,061
Series 2006-GG8, Class AM
5.59%, 11/10/39 (Call 10/06/16)	300	328,564
Series 2007-GG10, Class A4
5.80%, 08/10/45[a]	1,000	1,109,606
Series 2011-GC5, Class A2
3.00%, 08/10/44	245	255,024
Series 2011-GC5, Class A3
3.82%, 08/10/44	100	107,552
Series 2012-GCJ7, Class AS
4.09%, 05/10/45	100	103,212
Series 2013-GC14, Class A5
4.24%, 08/10/46	800	844,839
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-CB13, Class A4
5.24%, 01/12/43[a]	200	212,344
Series 2005-LDP3, Class AJ
5.00%, 08/15/42[a]	500	526,768
Series 2005-LDP4, Class A4
4.92%, 10/15/42[a]	249	263,701
Series 2005-LDP4, Class AM
5.00%, 10/15/42[a]	210	222,995
Series 2005-LDP5, Class A4
5.20%, 12/15/44[a]	635	680,024
Series 2005-LDP5, Class AM
5.24%, 12/15/44[a]	600	649,181
Series 2006-CB15, Class A4
5.81%, 06/12/43[a]	949	1,039,461
Series 2006-CB16, Class AM
5.59%, 05/12/45	150	164,387

Security	Principal (000s)	Value

Series 2006-CB17, Class A4
5.43%, 12/12/43	$400	$437,306
Series 2006-LDP7, Class A4
5.86%, 04/15/45[a]	800	884,496
Series 2006-LDP8, Class A4
5.40%, 05/15/45	330	361,574
Series 2006-LDP9, Class A3
5.34%, 05/15/47	300	330,294
Series 2007-CB18, Class A4
5.44%, 06/12/47	450	497,847
Series 2007-CB19, Class A4
5.71%, 02/12/49[a]	400	448,365
Series 2007-CB20, Class A4
5.79%, 02/12/51[a]	850	960,963
Series 2007-LD11, Class A4
5.81%, 06/15/49[a]	305	341,249
Series 2007-LD12, Class A3
5.93%, 02/15/51[a]	280	287,068
Series 2007-LDPX, Class A3
5.42%, 01/15/49	205	226,995
Series 2011-C5, Class A3
4.17%, 08/15/46	250	266,093
Series 2012-C6, Class A3
3.51%, 05/15/45	300	302,982
Series 2012-C8, Class A3
2.83%, 10/15/45	250	238,895
Series 2012-CBX, Class AS
4.27%, 06/15/45	250	261,171
Series 2012-LC9, Class A3
2.48%, 12/15/47	200	198,553
Series 2013-C10, Class AS
3.37%, 12/15/47	100	96,627
Series 2013-C10, Class ASB
2.70%, 12/15/47	100	98,686
Series 2013-C10, Class B
3.67%, 12/15/47[a]	100	94,945
Series 2013-C10, Class C
4.30%, 12/15/47[a]	200	187,187
Series 2013-C13, Class A4
3.99%, 01/15/46[a]	250	259,322
Series 2013-LC11, Class C
1.00%, 04/15/46[a]	100	92,125

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2013

Security	Principal (000s)	Value

JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A1
1.08%, 07/15/45	$300	$298,598
Series 2013-C12, Class A2
2.42%, 07/15/45	400	407,197
Series 2013-C12, Class D
4.22%, 07/15/45[a]	50	41,543
Series 2013-C14, Class A2
3.02%, 08/15/46	250	258,998
Series 2013-C14, Class AS
4.41%, 08/15/46[a]	150	156,827
LB Commercial Conduit Mortgage Trust
Series 2007-C3, Class A4
6.08%, 07/15/44[a]	650	735,128
LB-UBS Commercial Mortgage Trust
Series 06-C1, Class A4
5.16%, 02/15/31	600	644,180
Series 2005-C3, Class AJ
4.84%, 07/15/40	300	311,863
Series 2005-C5, Class A4
4.95%, 09/15/30	579	605,874
Series 2005-C7, Class AM
5.26%, 11/15/40[a]	460	493,200
Series 2006-C4, Class A4
6.05%, 06/15/38[a]	845	933,816
Series 2006-C6, Class A4
5.37%, 09/15/39	700	771,712
Series 2006-C6, Class AAB
5.34%, 09/15/39	147	154,040
Series 2006-C7, Class AM
5.38%, 11/15/38	250	271,333
Series 2007-C1, Class A4
5.42%, 02/15/40	400	444,049
Series 2007-C2, Class A3
5.43%, 02/15/40	373	412,923
Series 2007-C6, Class AM
6.11%, 07/15/40[a]	320	350,222
Series 2007-C7, Class A3
5.87%, 09/15/45[a]	266	300,179
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class A6
5.28%, 11/12/37[a]	462	494,352

Security	Principal (000s)	Value

Series 2005-CKI1, Class AJ
5.28%, 11/12/37[a]	$275	$288,557
Series 2005-LC1, Class A4
5.29%, 01/12/44[a]	711	762,751
Series 2008-C1, Class A4
5.69%, 02/12/51	125	141,694
Series 2008-C1, Class AM
6.26%, 02/12/51[a]	290	333,339
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A3
5.17%, 12/12/49[a]	700	765,971
Series 2006-4, Class AM
5.20%, 12/12/49[a]	190	209,562
Series 2007-9, Class AM
5.86%, 09/12/49[a]	250	279,422
Morgan Stanley Capital I Inc.
Series 2005-HQ6, Class A4A
4.99%, 08/13/42	800	842,619
Series 2005-HQ6, Class AJ
5.07%, 08/13/42[a]	275	288,706
Series 2005-IQ10, Class A4A
5.23%, 09/15/42[a]	525	557,598
Series 2005-IQ10, Class AJ
5.24%, 09/15/42[a]	500	527,559
Series 2006-HQ9, Class A4
5.73%, 07/12/44[a]	578	633,805
Series 2006-HQ9, Class AJ
5.79%, 07/12/44[a]	300	329,994
Series 2006-IQ11, Class A4
5.68%, 10/15/42[a]	291	314,478
Series 2006-IQ11, Class AJ
5.68%, 10/15/42[a]	200	212,440
Series 2006-T23, Class A4
5.81%, 08/12/41[a]	325	360,426
Series 2007-IQ14, Class A2
5.61%, 04/15/49	157	160,293
Series 2007-IQ14, Class A4
5.69%, 04/15/49[a]	300	333,827
Series 2007-IQ16 Class A4
5.81%, 12/12/49	650	734,708
Series 2007-IQ16, Class AM
6.09%, 12/12/49[a]	200	229,687

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2013

Security	Principal (000s)	Value

Series 2007-T25, Class A3
5.51%, 11/12/49[a]	$240	$267,179
Series 2007-T27, Class A4
5.65%, 06/11/42[a]	550	624,754
Series 2011-C3, Class A3
4.05%, 07/15/49	250	268,864
Series 2012-C4, Class A2
2.11%, 03/15/45	500	509,150
Morgan Stanley/Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4
2.86%, 11/15/45	300	287,633
Series 2013-C10, Class A4
4.22%, 07/15/46[a]	250	262,161
Series 2013-C7, Class A1
0.74%, 02/15/46	220	218,780
Series 2013-C7, Class A4
2.92%, 02/15/46 (Call 01/11/23)	200	192,234
Series 2013-C7, Class AAB
2.47%, 02/15/46	150	146,001
Series 2013-C7, Class AS
3.21%, 02/15/46	121	115,333
Series 2013-C7, Class B
3.77%, 02/15/46	200	191,453
Series 2013-C8, Class A2
1.69%, 12/15/48	200	198,677
Series 2013-C9, Class A1
0.83%, 05/15/46	188	186,171
Series 2013-C9, Class AAB
2.66%, 05/15/46	300	294,121
UBS-Barclays Commercial Mortgage Trust
Series 2012-C1, Class A3
3.40%, 05/10/45	250	252,021
Series 2012-C1, Class B
4.82%, 05/10/45	150	155,711
Series 2012-C3, Class A4
3.09%, 08/10/49	150	146,667
Series 2013-C5, Class A4
3.18%, 03/10/46	300	293,158
Series 2013-C6, Class A4
3.24%, 04/10/46	677	663,279

Security	Principal (000s)	Value

UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class A3
3.60%, 01/10/45	$365	$372,943
Wells Fargo Bank/Wachovia Bank Commercial Mortgage Trust
Series 2005-C18, Class A4
4.94%, 04/15/42	345	360,985
Series 2005-C22, Class A4
5.47%, 12/15/44[a]	500	535,733
Series 2005-C22, Class AM
5.52%, 12/15/44[a]	500	533,184
Series 2006-C23, Class A4
5.42%, 01/15/45[a]	499	534,828
Series 2006-C23, Class AM
5.47%, 01/15/45[a]	400	437,150
Series 2006-C25, Class A5
5.92%, 05/15/43[a]	425	469,129
Series 2006-C27, Class A3
5.77%, 07/15/45[a]	678	730,139
Series 2006-C27, Class AM
5.80%, 07/15/45[a]	400	439,798
Series 2006-C28, Class AM
5.60%, 10/15/48[a]	180	194,904
Series 2006-C29, Class A4
5.31%, 11/15/48	600	660,363
Series 2007-C30, Class A5
5.34%, 12/15/43	725	804,749
Series 2007-C31, Class A4
5.51%, 04/15/47	500	553,882
Series 2007-C32, Class A3
5.94%, 06/15/49[a]	350	389,843
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A2
1.84%, 10/15/45	200	200,916
Series 2012-LC5, Class A3
2.92%, 10/15/45	260	250,049
Series 2012-LC5, Class AS
3.54%, 10/15/45	200	196,956
Series 2013-LC12, Class ASB
3.93%, 07/15/46[a]	300	316,821
WF-RBS Commercial Mortgage Trust
Series 2012-C10, Class A1
0.73%, 12/15/45	110	108,973

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

Series 2012-C10, Class A3
2.88%, 12/15/45	$200	$190,803
Series 2012-C7, Class B
4.94%, 06/15/45[a]	200	210,143
Series 2012-C8, Class A3
3.00%, 08/15/45	360	350,395
Series 2012-C9, Class A3
2.87%, 11/15/45	200	191,372
Series 2012-C9, Class C
4.54%, 11/15/45[a]	150	147,890
Series 2013-C14, Class A5
3.34%, 06/15/46	260	255,967

		80,308,576

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $79,782,596)		80,308,576

SHORT-TERM INVESTMENTS — 1.15%

MONEY MARKET FUNDS — 1.15%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	942	941,505

		941,505

TOTAL SHORT-TERM INVESTMENTS
(Cost: $941,505)		941,505

TOTAL INVESTMENTS IN SECURITIES — 99.42%
(Cost: $80,724,101)		81,250,081
Other Assets, Less Liabilities — 0.58%		474,358

NET ASSETS — 100.00%		$81,724,439

[a]	Variable rate security. Rate shown is as of report date.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GNMA BOND ETF

October 31, 2013

Security	Principal (000s)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 98.84%

MORTGAGE-BACKED SECURITIES — 98.84%
Government National Mortgage Association
2.50%, 01/15/28	$24	$24,332
2.50%, 02/20/28	47	47,797
2.50%, 11/01/43[a]	60	56,531
3.00%, 07/15/27	46	47,928
3.00%, 09/15/27	48	49,769
3.00%, 12/20/27	182	189,250
3.00%, 09/15/42	24	24,122
3.00%, 10/15/42	44	44,114
3.00%, 12/15/42	186	185,273
3.00%, 12/20/42	963	962,067
3.00%, 01/15/43	105	104,469
3.00%, 06/20/43	2,354	2,352,227
3.00%, 11/01/43[a]	2,120	2,114,250
3.50%, 02/15/26	33	35,371
3.50%, 11/15/26	21	22,294
3.50%, 02/20/27	61	64,911
3.50%, 08/15/42	74	77,032
3.50%, 09/15/42	108	111,949
3.50%, 09/20/42	1,509	1,569,597
3.50%, 10/15/42	39	40,504
3.50%, 10/20/42	881	916,177
3.50%, 11/20/42	359	373,011
3.50%, 01/15/43	471	488,944
3.50%, 03/15/43	123	127,344
3.50%, 04/20/43	773	804,106
3.50%, 05/15/43	83	86,491
3.50%, 11/01/43[a]	2,103	2,183,822
4.00%, 03/20/26	24	25,168
4.00%, 07/20/26	20	21,393
4.00%, 02/15/41	43	45,857
4.00%, 03/15/41	45	47,667
4.00%, 04/15/41	204	218,292
4.00%, 05/15/41	36	38,019
4.00%, 12/15/41	64	68,655
4.00%, 01/15/42	37	40,146
4.00%, 02/15/42	135	145,431
4.00%, 03/15/42	251	267,986
4.00%, 05/15/42	51	54,467

Security	Principal or Shares (000s)	Value

4.00%, 08/15/42	$70	$74,521
4.00%, 09/20/42	1,388	1,486,657
4.00%, 11/01/43[a]	1,700	1,811,162
4.50%, 04/15/24	41	43,972
4.50%, 07/20/24	23	24,984
4.50%, 08/15/39	1,008	1,087,945
4.50%, 07/15/40	409	442,413
4.50%, 08/15/40	433	469,014
4.50%, 11/01/43[a]	3,267	3,534,598
5.00%, 07/15/39	209	227,466
5.00%, 07/20/42	1,071	1,167,869
5.00%, 11/01/43[a]	2,147	2,336,847
5.50%, 10/15/38	181	198,136
5.50%, 07/20/40	1,649	1,807,748
6.00%, 09/20/38	194	216,316

		29,006,411

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $29,216,062)		29,006,411

SHORT-TERM INVESTMENTS — 41.60%

MONEY MARKET FUNDS — 41.60%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	12,208	12,208,464

		12,208,464

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,208,464)		12,208,464

TOTAL INVESTMENTS IN SECURITIES — 140.44%
(Cost: $41,424,526)		41,214,875
Other Assets, Less Liabilities — (40.44)%		(11,868,794)

NET ASSETS — 100.00%		$29,346,081

[a]	To-be-announced (TBA). See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® U.S. TREASURY BOND ETF

October 31, 2013

Security	Principal (000s)	Value

U.S. GOVERNMENT OBLIGATIONS — 99.30%
U.S. Treasury Bonds
2.75%, 08/15/42	$500	$419,226
2.75%, 11/15/42	147	123,215
3.00%, 05/15/42	687	609,047
3.13%, 11/15/41	1,691	1,542,598
3.13%, 02/15/42	369	336,198
3.13%, 02/15/43	1,214	1,099,163
3.63%, 08/15/43	250	249,688
4.38%, 02/15/38[a]	565	646,979
4.38%, 05/15/41[a]	2,264	2,587,614
4.50%, 02/15/36[a]	169	197,744
4.50%, 05/15/38[a]	1,096	1,277,900
6.25%, 08/15/23[a]	1,086	1,444,489
6.25%, 05/15/30[a]	739	1,033,286
6.63%, 02/15/27[a]	205	289,017
6.75%, 08/15/26[a]	483	684,799
7.13%, 02/15/23	2,293	3,202,796
U.S. Treasury Notes
0.13%, 04/30/15[a]	963	961,385
0.25%, 05/15/15	1,288	1,288,374
0.25%, 08/15/15	333	332,967
0.25%, 09/30/15[a]	1,176	1,174,642
0.25%, 10/15/15	645	644,316
0.25%, 04/15/16	972	968,158
0.38%, 11/15/14	1,811	1,815,165
0.38%, 08/31/15	3,000	3,005,130
0.50%, 07/31/17	164	161,661
0.75%, 12/31/17	815	805,130
0.88%, 11/30/16	5,760	5,802,566
0.88%, 07/31/19[a]	2,045	1,965,715
1.00%, 10/31/16	1,847	1,869,062
1.00%, 06/30/19[a]	373	361,832
1.00%, 08/31/19	924	892,639
1.13%, 03/31/20[a]	292	280,119
1.13%, 04/30/20[a]	362	346,503
1.25%, 10/31/19[a]	616	602,325
1.25%, 02/29/20	1,898	1,838,803
1.38%, 11/30/18[a]	9,927	9,947,746
1.38%, 02/28/19[a]	809	807,123
1.38%, 05/31/20	543	527,172
1.50%, 06/30/16[a]	910	934,479
1.50%, 07/31/16	1,371	1,407,969

Security	Principal or Shares (000s)	Value

1.63%, 11/15/22	$750	$700,193
1.75%, 05/31/16	550	568,145
1.88%, 06/30/15	3,842	3,944,736
1.88%, 06/30/20	1,214	1,215,299
2.00%, 09/30/20[a]	531	533,591
2.00%, 11/15/21	242	238,193
2.00%, 02/15/23	631	605,738
2.13%, 11/30/14[a]	2,171	2,216,786
2.13%, 08/31/20[a]	144	146,104
2.13%, 08/15/21	1,005	1,003,402
2.25%, 11/30/17	1	839
2.38%, 10/31/14[a]	2,875	2,938,796
2.38%, 02/28/15	5,012	5,155,079
2.50%, 06/30/17	2,366	2,505,348
2.50%, 08/15/23	228	227,154
3.13%, 05/15/21[a]	1,960	2,106,687
3.25%, 03/31/17	6,764	7,332,311
4.50%, 02/15/16	7,731	8,458,410
4.63%, 02/15/17[a]	447	503,468
5.13%, 05/15/16[a]	1,288	1,441,233
8.75%, 08/15/20	1,040	1,503,445

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $99,081,957)		97,829,697

SHORT-TERM INVESTMENTS — 32.51%

MONEY MARKET FUNDS — 32.51%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c,d]	29,220	29,219,503
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c,d]	2,533	2,532,880
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	280	280,017

		32,032,400

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,032,400)		32,032,400

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TREASURY BOND ETF

October 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 131.81%
(Cost: $131,114,357)	$129,862,097
Other Assets, Less Liabilities — (31.81)%	(31,338,674)

NET ASSETS — 100.00%	$98,523,423

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2013

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares U.S. Treasury Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$79,782,596	$29,216,062	$99,081,957
Affiliated (Note 2)	941,505	12,208,464	32,032,400

Total cost of investments	$80,724,101	$41,424,526	$131,114,357

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$80,308,576	$29,006,411	$97,829,697
Affiliated (Note 2)	941,505	12,208,464	32,032,400

Total fair value of investments	81,250,081	41,214,875	129,862,097
Cash	—	—	40,629
Receivables:
Investment securities sold	1,600,874	1,238,430	—
Interest	304,129	78,725	613,395

Total Assets	83,155,084	42,532,030	130,516,121

LIABILITIES
Payables:
Investment securities purchased	1,413,486	13,180,146	227,897
Collateral for securities on loan (Note 5)	—	—	31,752,383
Investment advisory fees (Note 2)	17,159	5,803	12,418

Total Liabilities	1,430,645	13,185,949	31,992,698

NET ASSETS	$81,724,439	$29,346,081	$98,523,423

Net assets consist of:
Paid-in capital	$81,169,558	$29,903,021	$100,024,508
Undistributed net investment income	40,377	—	81,218
Accumulated net realized loss	(11,476)	(347,289)	(330,043)
Net unrealized appreciation (depreciation)	525,980	(209,651)	(1,252,260)

NET ASSETS	$81,724,439	$29,346,081	$98,523,423

Shares outstanding[b]	1,600,000	600,000	4,000,000

Net asset value per share	$51.08	$48.91	$24.63

[a]	Securities on loan with values of $ —, $ — and $30,739,070, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2013

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares U.S. Treasury Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$1,470,254	$184,065	$1,034,624
Interest — affiliated (Note 2)	198	3,452	339
Securities lending income — affiliated (Note 2)	—	—	29,617

Total investment income	1,470,452	187,517	1,064,580

EXPENSES
Investment advisory fees (Note 2)	161,404	58,423	160,743

Total expenses	161,404	58,423	160,743
Less investment advisory fees waived (Note 2)	—	(19,838)	—

Net expenses	161,404	38,585	160,743

Net investment income	1,309,048	148,932	903,837

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,476)	(338,263)	(324,860)
In-kind redemptions — unaffiliated	—	—	2,026,471

Net realized gain (loss)	(11,476)	(338,263)	1,701,611

Net change in unrealized appreciation/depreciation	(799,285)	(175,689)	(3,035,679)

Net realized and unrealized loss	(810,761)	(513,952)	(1,334,068)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$498,287	$(365,020)	$(430,231)

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares CMBS ETF		iShares GNMA Bond ETF
	Year ended October 31, 2013	Period from February 14, 2012[a] to October 31, 2012	Year ended October 31, 2013	Period from February 14, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,309,048	$588,915	$148,932	$2,869
Net realized gain (loss)	(11,476)	7,526	(338,263)	99,313
Net change in unrealized appreciation/depreciation	(799,285)	1,325,265	(175,689)	(33,962)

Net increase (decrease) in net assets resulting from operations	498,287	1,921,706	(365,020)	68,220

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,326,473)	(531,113)	(151,801)	—
From net realized gain	—	—	(69,546)	(38,793)
Return of Capital	—	—	(59,269)	—

Total distributions to shareholders	(1,326,473)	(531,113)	(280,616)	(38,793)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,807,552	52,946,189	24,697,110	10,027,711
Cost of shares redeemed	(2,591,709)	—	(4,762,531)	—

Net increase in net assets from capital share transactions	28,215,843	52,946,189	19,934,579	10,027,711

INCREASE IN NET ASSETS	27,387,657	54,336,782	19,288,943	10,057,138

NET ASSETS
Beginning of period	54,336,782	—	10,057,138	—

End of period	$81,724,439	$54,336,782	$29,346,081	$10,057,138

Undistributed net investment income included in net assets at end of period	$40,377	$57,802	$—	$2,869

SHARES ISSUED AND REDEEMED
Shares sold	600,000	1,050,000	500,000	200,000
Shares redeemed	(50,000)	—	(100,000)	—

Net increase in shares outstanding	550,000	1,050,000	400,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Treasury Bond ETF
	Year ended October 31, 2013	Period from February 14, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$903,837	$2,446,240
Net realized gain	1,701,611	5,997,767
Net change in unrealized appreciation/depreciation	(3,035,679)	1,783,419

Net increase (decrease) in net assets resulting from operations	(430,231)	10,227,426

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,126,098)	(2,142,761)

Total distributions to shareholders	(1,126,098)	(2,142,761)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	71,943,269	505,951,844
Cost of shares redeemed	(204,309,303)	(281,590,723)

Net increase (decrease) in net assets from capital share transactions	(132,366,034)	224,361,121

INCREASE (DECREASE) IN NET ASSETS	(133,922,363)	232,445,786

NET ASSETS
Beginning of period	232,445,786	—

End of period	$98,523,423	$232,445,786

Undistributed net investment income included in net assets at end of period	$81,218	$303,479

SHARES ISSUED AND REDEEMED
Shares sold	2,900,000	20,400,000
Shares redeemed	(8,100,000)	(11,200,000)

Net increase (decrease) in shares outstanding	(5,200,000)	9,200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares CMBS ETF

	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.75	$49.81

Income from investment operations:
Net investment income[b]	1.04	0.90
Net realized and unrealized gain (loss)[c]	(0.64)	1.94

Total from investment operations	0.40	2.84

Less distributions from:
Net investment income	(1.07)	(0.90)

Total distributions	(1.07)	(0.90)

Net asset value, end of period	$51.08	$51.75

Total return	0.78%	5.77%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$81,724	$54,337
Ratio of expenses to average net assets[e]	0.25%	0.25%
Ratio of net investment income to average net assets[e]	2.03%	2.51%
Portfolio turnover rate[f]	27%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares GNMA Bond ETF

	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$50.29	$50.03

Income from investment operations:
Net investment income[b]	0.31	0.02
Net realized and unrealized gain (loss)[c]	(1.03)	0.58

Total from investment operations	(0.72)	0.60

Less distributions from:
Net investment income	(0.36)	—
Net realized gain	(0.16)	(0.34)
Return of Capital	(0.14)	—

Total distributions	(0.66)	(0.34)

Net asset value, end of period	$48.91	$50.29

Total return	(1.44)%	1.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$29,346	$10,057
Ratio of expenses to average net assets[e]	0.17%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.25%	n/a
Ratio of net investment income to average net assets[e]	0.64%	0.06%
Portfolio turnover rate[f,g]	1,335%	1,253%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares U.S. Treasury Bond ETF

	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$25.27	$24.91

Income from investment operations:
Net investment income[b]	0.21	0.18
Net realized and unrealized gain (loss)[c]	(0.61)	0.31

Total from investment operations	(0.40)	0.49

Less distributions from:
Net investment income	(0.24)	(0.13)

Total distributions	(0.24)	(0.13)

Net asset value, end of period	$24.63	$25.27

Total return	(1.57)%	1.99%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$98,523	$232,446
Ratio of expenses to average net assets[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	0.84%	1.00%
Portfolio turnover rate[f]	37%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
CMBS	iShares Barclays CMBS Bond Fund	Non-diversified
GNMA Bond	iShares Barclays GNMA Bond Fund	Non-diversified
U.S. Treasury Bond	iShares Barclays U.S. Treasury Bond Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
CMBS
Assets:
Collateralized Mortgage Obligations	$—	$80,308,576	$—	$80,308,576
Money Market Funds	941,505	—	—	941,505

	$941,505	$80,308,576	$—	$81,250,081

GNMA Bond
Assets:
U.S. Government Agency Obligations	$—	$29,006,411	$—	$29,006,411
Money Market Funds	12,208,464	—	—	12,208,464

	$12,208,464	$29,006,411	$—	$41,214,875

U.S. Treasury Bond
Assets:
U.S. Government Obligations	$—	$97,829,697	$—	$97,829,697
Money Market Funds	32,032,400	—	—	32,032,400

	$32,032,400	$97,829,697	$—	$129,862,097

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

WHEN-ISSUED/TBA TRANSACTIONS

The iShares GNMA Bond ETF may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
CMBS	0.25%
GNMA Bond	0.25
U.S. Treasury Bond	0.15

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares GNMA Bond ETF through December 31, 2015 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

registered investment companies. In addition, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2013 in order to limit total annual operating expenses to 0.20% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended October 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
U.S. Treasury Bond	$15,948

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2013 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
CMBS	$—	$—	$46,066,835	$17,207,489
GNMA Bond	327,487,978	307,759,597	—	—
U.S. Treasury Bond	42,351,020	40,298,973	—	—

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Treasury Bond	$70,524,489	$198,744,901

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of October 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of October 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
CMBS	$7,526	$—	$(7,526)
U.S. Treasury Bond	1,991,573	—	(1,991,573)

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

iShares ETF	2013	2012
CMBS
Ordinary income	$1,326,473	$531,113

GNMA Bond
Ordinary income	$221,347	$38,793
Return of Capital	59,269	—

	$280,616	$38,793

U.S. Treasury Bond
Ordinary income	$1,126,098	$2,142,761

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
CMBS	$40,377	$(11,476)	$525,980	$554,881
GNMA Bond	—	(347,180)	(209,760)	(556,940)
U.S. Treasury Bond	81,218	(213,181)	(1,369,122)	(1,501,085)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
CMBS	$11,476
GNMA Bond	347,180
U.S. Treasury Bond	213,181

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMBS	$80,724,101	$977,885	$(451,905)	$525,980
GNMA Bond	41,424,635	140,599	(350,359)	(209,760)
U.S. Treasury Bond	131,231,219	111,652	(1,480,774)	(1,369,122)

Management has reviewed the tax positions as of October 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares CMBS ETF, iShares GNMA Bond ETF and iShares U.S. Treasury Bond ETF (the “Funds”), at October 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

Tax Information (Unaudited)

iSHARES® TRUST

The iShares U.S. Treasury Bond ETF hereby designates $849,292 as the amount of distributions from direct Federal obligation interest for the fiscal year ended October 31, 2013. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts allowable as interest-related diviends for the fiscal year ended October 31, 2013:

iShares ETF	Interest- Related Dividends
CMBS	$1,326,473
GNMA Bond	151,801
U.S. Treasury Bond	849,292

Under Section 871(k)(2)(C) of the Code, the iShares GNMA Bond ETF hereby designates $69,546 as short-term capital gain dividends for the fiscal year ended October 31, 2013.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I.  iShares CMBS ETF and iShares GNMA Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares Barclays GNMA Bond Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II.  iShares U.S. Treasury Bond ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	45

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
CMBS	$1.065583	$—	$0.003331	$1.068914	100%	—%	0%[a]		100%
GNMA Bond	0.437868	0.222960	—	0.660828	66	34	—		100
U.S. Treasury Bond	0.244331	—	0.000054	0.244385	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares CMBS ETF

Period Covered: April 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	30	7.98%
Greater than 0.5% and Less than 1.0%	144	38.30
Between 0.5% and –0.5%	202	53.72

	376	100.00%

iShares GNMA Bond ETF

Period Covered: April 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.27%
Greater than 2.0% and Less than 2.5%	1	0.27
Greater than 1.5% and Less than 2.0%	3	0.80
Greater than 1.0% and Less than 1.5%	23	6.12
Greater than 0.5% and Less than 1.0%	78	20.74
Between 0.5% and –0.5%	267	71.00
Less than –0.5% and Greater than –1.0%	3	0.80

	376	100.00%

iShares U.S. Treasury Bond ETF

Period Covered: April 1, 2012 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	375	99.73%
Less than –0.5%	1	0.27

	376	100.00%

SUPPLEMENTAL INFORMATION	47

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 300 Funds (as of October 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (48)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	51

Notes:

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	53

Notes:

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Go paperless. . .
It’s Fast, Convenient, and Timely!
To sign up today, go to www.icsdelivery.com

iS-AR-105-1013

OCTOBER 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Core Short-Term U.S. Bond ETF | ISTB | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

During the 12-month period ended October 31, 2013 (the “reporting period”), the decisions of monetary and fiscal policymakers drove the performance of fixed-income markets. The U.S. Federal Reserve Bank (the “Fed”) indicated its intent to eventually reduce economic stimulus, while the U.S. government cut fiscal spending. The shifting dynamics of global monetary policy had a negative impact on U.S. fixed income markets during the reporting period.

The U.S. economy continued to struggle during the reporting period. During the last quarter of 2012 and first quarter of 2013, the economy grew at an anemic 0.6% rate, as tax hikes and spending cuts (the “sequester”) combined with slow growth in the private sector. For the second and third quarters of 2013, the U.S. economy logged a growth rate of approximately 3.1%, which was a modest improvement. Inflation remained contained during the reporting period, as consumer prices increased at an annual rate of 1.2% for the year ending September 2013. Corporate profits continued to grow at a relatively fast pace during the first half of the reporting period, while earnings growth slowed in the second half of the reporting period. Consumer spending remained relatively steady, while business spending was relatively weak. The unemployment rate posted a modest 0.6% decline, finishing the reporting period at 7.3%.

Slow growth and low inflation led to a series of global policy decisions designed to stimulate economic growth. In September 2012, the Fed responded to slower growth by announcing purchases of $40 billion per month of mortgage-backed securities (called “QE3”). In December 2012, the Fed expanded QE3 by purchasing an additional $45 billion per month of Treasury securities. In May 2013, the Fed discussed a possible reduction in the pace of bond purchasing, but ultimately chose to continue in September 2013, which surprised many investors. The Bank of Japan also announced aggressive bond purchases (quantitative easing) to stimulate economic growth, mirroring the Fed’s policy since the financial crisis in 2008. At the end of the reporting period, markets endured a partial shutdown of the U.S. government, as Congress was unable to reach an agreement on government spending.

As the Fed reduced the market’s pool of government bonds, investors purchased higher-yielding bonds, driving high-yield corporate bond yields lower. Similarly, investment grade corporate bonds rallied, as investors sought yield in the low interest rate environment. Corporate bond issuances continued at a rapid pace during the reporting period, as companies took advantage of relatively low interest rates to expand business activity, refinance existing debt, and effect fund mergers and acquisitions.

The Fed’s May 2013 announcement meant less federal government support for the economy and less demand for U.S. government bonds, leading to a global selloff of stocks and bonds. U.S. Treasury and corporate bond yields also rose sharply following the Fed’s announcement, as investors became uncertain about bond values in the context of a reduction in the Fed’s bond purchasing. Yields stabilized during the last months of the reporting period, as the Fed shifted its monetary policy outlook toward the continuation of bond purchases. Corporations also flooded the market to borrow at low interest rates, generating record corporate bond issuances during September 2013. Intermediate-term corporate bonds posted modest returns, while the broad bond market also declined slightly for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE SHORT-TERM U.S. BOND ETF

Performance as of October 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.50%	0.87%	0.68%	0.50%	0.87%	0.68%
Since Inception	0.60%	1.02%	0.76%	0.62%	1.05%	0.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$998.70	$0.60	$1,000.00	$1,024.60	$0.61	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

The iShares Core Short-Term U.S. Bond ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays U.S. Government/Credit 1-5 Year Bond Index (the “Index”). The Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, U.S. and non-U.S. government-related bonds and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2013, the total return for the Fund was 0.50%, net of fees, while the total return for the Index was 0.68%.

The Index delivered a modest positive return during the reporting period, reflecting the relative stability of the short-term bond market.

During the first half of the reporting period, the Index traded in a very narrow range, as short-term bond prices remained relatively stable. Slow growth and low inflation contributed to the very low yields of U.S. Treasuries, which accounted for approximately 60% of the Index. The Fed’s bond purchasing program also drove Treasury yields lower, as the Fed reduced the supply of U.S. Treasuries by $45 billion per month, beginning in December 2012. The Index’s corporate bonds also boosted performance during the first half of the reporting period, as the higher yield of corporate bonds delivered more income for the Index.

During the second half of the reporting period, the Index declined, as bond yields rose sharply after the Fed’s announcement in May 2013 that it was considering a slower pace for bond purchases. Treasury bonds’ performance suffered during the months following the Fed’s announcement. The Index’s short-term corporate bond holdings also declined alongside Treasuries after the Fed announcement. The Index rebounded during the final months of the reporting period, as the Fed announced the continuation of bond purchasing.

The Index finished the reporting period in positive territory. The higher yields of the Index’s corporate bond holdings delivered solid performance, while the difference in yield between corporate bonds and Treasuries remained relatively stable for most of the reporting period.

PORTFOLIO ALLOCATION

As of 10/31/13

Investment Type	Percentage of Total Investments*

U.S. Government Obligations	60.96%
Corporate Bonds & Notes	26.19
U.S. Government Agency Obligations	8.80
Foreign Agency Obligations	3.01
Foreign Government Obligations	1.04

TOTAL	100.00%

*	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments*

Aaa	74.01%
Aa1	0.81
Aa2	1.41
Aa3	1.83
A1	2.96
A2	4.16
A3	3.26
Baa1	4.32
Baa2	4.49
Baa3	1.86
Ba1	0.15
Not Rated	0.74

TOTAL	100.00%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2013 and held through October 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 26.02%

AEROSPACE & DEFENSE — 0.23%
Boeing Co. (The)
0.95%, 05/15/18[a]	$50	$48,444
General Dynamics Corp.
1.00%, 11/15/17	25	24,334
Lockheed Martin Corp.
2.13%, 09/15/16	25	25,710
Northrop Grumman Corp.
1.75%, 06/01/18	25	24,604
United Technologies Corp.
1.80%, 06/01/17	25	25,459

		148,551
BEVERAGES — 0.54%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	25	24,711
Anheuser-Busch InBev Worldwide Inc.
0.80%, 07/15/15	40	40,169
1.38%, 07/15/17	50	50,109
Coca-Cola Co. (The)
0.75%, 03/13/15[a]	80	80,184
Diageo Capital PLC
1.50%, 05/11/17	75	75,271
PepsiCo Inc.
0.70%, 02/26/16	50	49,899
3.10%, 01/15/15	30	30,914

		351,257
BIOTECHNOLOGY — 0.28%
Amgen Inc.
2.13%, 05/15/17	25	25,533
2.30%, 06/15/16[a]	150	154,767

		180,300
CAPITAL MARKETS — 2.32%
Bank of New York Mellon Corp. (The)
1.20%, 02/20/15 (Call 01/20/15)	60	60,502
2.10%, 08/01/18	25	25,209
Bear Stearns Companies Inc. (The)/J.P. Morgan Chase & Co.
5.55%, 01/22/17	50	55,740
Credit Suisse (USA) Inc.
4.88%, 01/15/15	60	63,068

Security	Principal (000s)	Value

Deutsche Bank AG London
6.00%, 09/01/17	$200	$230,056
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	50	50,221
3.30%, 05/03/15	75	77,502
3.63%, 02/07/16[a]	250	263,873
5.63%, 01/15/17	40	44,394
6.15%, 04/01/18	50	57,779
Jefferies Group LLC
3.88%, 11/09/15	20	20,816
Merrill Lynch & Co. Inc.
6.05%, 05/16/16	100	110,465
6.88%, 04/25/18	50	59,306
Morgan Stanley
1.75%, 02/25/16	100	101,051
4.75%, 03/22/17	100	109,439
5.38%, 10/15/15	100	107,720
Nomura Holdings Inc.
2.00%, 09/13/16	25	25,092
State Street Corp.
1.35%, 05/15/18	50	48,885

		1,511,118
CHEMICALS — 0.47%
Dow Chemical Co. (The)
2.50%, 02/15/16	150	155,259
E.I. du Pont de Nemours and Co.
3.25%, 01/15/15	50	51,644
Eastman Chemical Co.
2.40%, 06/01/17	25	25,418
Ecolab Inc.
3.00%, 12/08/16	20	21,082
Praxair Inc.
0.75%, 02/21/16	50	49,946

		303,349
COMMERCIAL BANKS — 5.85%
African Development Bank
1.13%, 03/15/17	50	50,480
Bank of Montreal
1.30%, 07/15/16	150	151,127
1.45%, 04/09/18 (Call 03/09/18)	25	24,613
Bank of Nova Scotia
1.85%, 01/12/15	60	60,705
2.05%, 10/07/15	50	51,283

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Barclays Bank PLC
2.75%, 02/23/15	$100	$102,590
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	50	49,167
BNP Paribas SA
2.38%, 09/14/17	50	50,667
BP Capital Markets PLC
1.38%, 05/10/18	25	24,471
1.85%, 05/05/17	25	25,394
3.13%, 10/01/15	50	52,245
Canadian Imperial Bank of Commerce
1.55%, 01/23/18 (Call 12/23/17)[a]	25	24,682
Corporacion Andina de Fomento
3.75%, 01/15/16	25	26,206
Council of Europe Development Bank
1.25%, 09/22/16	50	50,740
1.50%, 06/19/17	32	32,476
European Bank for Reconstruction and Development
0.75%, 09/01/17	50	49,505
1.00%, 02/16/17	32	32,191
European Investment Bank
0.50%, 08/15/16	125	124,588
0.63%, 04/15/16	50	50,115
1.00%, 07/15/15	250	252,883
1.00%, 12/15/17	245	243,089
1.00%, 06/15/18	75	73,622
1.13%, 09/15/17	100	100,151
1.63%, 06/15/17	70	71,561
HSBC USA Inc.
1.63%, 01/16/18[a]	100	98,236
International Bank for Reconstruction and Development
0.50%, 04/15/16	85	85,103
2.13%, 03/15/16	200	207,955
2.38%, 05/26/15	100	103,278
International Finance Corp.
0.50%, 05/16/16	100	100,025
0.63%, 12/21/17	40	39,220
KeyCorp
3.75%, 08/13/15	50	52,278
Nordic Investment Bank
1.00%, 03/07/17	50	50,354

Security	Principal (000s)	Value

PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[b]	$50	$52,105
Rabobank Nederland
2.13%, 10/13/15	75	76,756
Royal Bank of Canada
1.15%, 03/13/15	100	100,869
1.50%, 01/16/18[a]	50	49,465
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	160	163,220
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	25	25,711
SunTrust Banks Inc.
3.60%, 04/15/16 (Call 03/15/16)	50	52,958
Toronto-Dominion Bank (The)
2.38%, 10/19/16	45	46,714
U.S. Bancorp
1.65%, 05/15/17 (Call 04/15/17)	50	50,491
UBS AG Stamford
5.88%, 12/20/17	100	115,029
Wachovia Corp./Wells Fargo & Co.
5.63%, 10/15/16	50	56,223
Wells Fargo & Co.
1.25%, 07/20/16	225	226,217
1.50%, 07/01/15	115	116,501
1.50%, 01/16/18	50	49,667
Westpac Banking Corp.
1.13%, 09/25/15	110	110,962

		3,803,888
COMMERCIAL SERVICES & SUPPLIES — 0.04%
Waste Management Inc.
2.60%, 09/01/16[a]	25	25,888

		25,888
COMMUNICATIONS EQUIPMENT — 0.08%
Cisco Systems Inc.
5.50%, 02/22/16	50	55,476

		55,476
COMPUTERS & PERIPHERALS — 0.46%
Apple Inc.
0.45%, 05/03/16	150	149,376
1.00%, 05/03/18	25	24,282
EMC Corp.
1.88%, 06/01/18	25	24,989

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Hewlett-Packard Co.
2.60%, 09/15/17	$25	$25,374
3.00%, 09/15/16	50	51,789
NetApp Inc.
2.00%, 12/15/17	25	24,683

		300,493
CONSTRUCTION MATERIALS — 0.06%
CRH America Inc.
6.00%, 09/30/16	35	39,465

		39,465
CONSUMER FINANCE — 1.54%
American Express Co.
1.55%, 05/22/18	200	196,831
American Express Credit Corp.
1.75%, 06/12/15	25	25,436
2.38%, 03/24/17	75	77,254
Capital One Financial Corp.
2.15%, 03/23/15	60	61,028
Caterpillar Financial Services Corp.
0.70%, 02/26/16	50	49,877
2.05%, 08/01/16	50	51,437
Ford Motor Credit Co. LLC
3.98%, 06/15/16	100	106,449
4.21%, 04/15/16	100	106,708
HSBC Finance Corp.
5.00%, 06/30/15	80	84,909
John Deere Capital Corp.
0.70%, 09/04/15	40	40,072
2.25%, 06/07/16	50	51,852
5.75%, 09/10/18	25	29,428
PACCAR Financial Corp.
0.80%, 02/08/16	15	14,944
Toyota Motor Credit Corp.
0.88%, 07/17/15	30	30,176
1.25%, 10/05/17	25	24,777
2.80%, 01/11/16	50	52,240

		1,003,418
DIVERSIFIED FINANCIAL SERVICES — 3.12%
Bank of America Corp.
1.25%, 01/11/16	50	50,143
3.70%, 09/01/15	75	78,514
6.00%, 09/01/17	75	86,121
6.50%, 08/01/16	225	255,730

Security	Principal (000s)	Value

Citigroup Inc.
1.25%, 01/15/16	$125	$125,278
1.70%, 07/25/16	150	151,050
1.75%, 05/01/18	50	49,010
2.25%, 08/07/15	95	96,803
4.75%, 05/19/15	50	52,828
5.50%, 02/15/17	25	27,759
General Electric Capital Corp.
1.63%, 07/02/15	320	325,113
1.63%, 04/02/18	25	24,937
2.30%, 04/27/17	170	174,989
J.P. Morgan Chase & Co.
1.10%, 10/15/15	225	225,605
1.13%, 02/26/16	50	50,123
1.80%, 01/25/18	100	99,133
3.45%, 03/01/16	60	63,242
6.13%, 06/27/17	50	57,017
National Rural Utilities Cooperative Finance Corp.
1.00%, 02/02/15	35	35,235

		2,028,630
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.25%
AT&T Inc.
0.88%, 02/13/15	190	190,519
0.90%, 02/12/16	50	49,901
1.40%, 12/01/17[a]	50	49,207
1.70%, 06/01/17	25	25,100
5.50%, 02/01/18	25	28,433
Embarq Corp.
7.08%, 06/01/16	25	28,036
Orange
4.38%, 07/08/14	50	51,185
Telecom Italia Capital SA
7.00%, 06/04/18	25	27,332
Telefonica Emisiones SAU
3.99%, 02/16/16	50	52,429
4.95%, 01/15/15	15	15,594
6.22%, 07/03/17	25	28,183
Verizon Communications Inc.
3.00%, 04/01/16	150	156,750
3.65%, 09/14/18	25	26,576
5.55%, 02/15/16	50	54,946
6.10%, 04/15/18	25	29,099

		813,290

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

ELECTRIC UTILITIES — 0.79%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	$25	$24,544
Duke Energy Carolinas LLC
1.75%, 12/15/16	50	50,429
Duke Energy Corp.
1.63%, 08/15/17	40	39,796
Georgia Power Co.
0.75%, 08/10/15	35	34,993
Jersey Central Power & Light Co.
5.63%, 05/01/16	50	54,761
MidAmerican Energy Holdings Co.
5.75%, 04/01/18	25	28,813
NextEra Energy Capital Holdings Inc.
6.35%, 10/01/66 (Call 10/01/16)[c]	25	25,000
PPL Capital Funding Inc.
1.90%, 06/01/18 (Call 05/01/18)	25	24,605
Southern California Edison Co.
5.00%, 01/15/16	50	54,446
Wisconsin Electric Power Co.
1.70%, 06/15/18 (Call 05/15/18)	25	24,709
Xcel Energy Inc.
0.75%, 05/09/16	150	149,189

		511,285
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.04%
Jabil Circuit Inc.
8.25%, 03/15/18	25	29,406

		29,406
ENERGY EQUIPMENT & SERVICES — 0.20%
Nabors Industries Inc.
6.15%, 02/15/18	25	28,292
Transocean Inc.
5.05%, 12/15/16	70	76,948
Weatherford International Ltd.
6.35%, 06/15/17	25	28,345

		133,585
FOOD & STAPLES RETAILING — 0.30%
Costco Wholesale Corp.
1.13%, 12/15/17	25	24,731
CVS Caremark Corp.
5.75%, 06/01/17	15	17,179

Security	Principal (000s)	Value

Kroger Co. (The)
2.20%, 01/15/17	$20	$20,427
Wal-Mart Stores Inc.
0.60%, 04/11/16	50	49,979
5.80%, 02/15/18	50	58,751
Walgreen Co.
1.80%, 09/15/17	25	25,126

		196,193
FOOD PRODUCTS — 0.37%
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	25	25,941
ConAgra Foods Inc.
1.90%, 01/25/18	25	24,854
General Mills Inc.
5.70%, 02/15/17	25	28,431
Kellogg Co.
3.25%, 05/21/18	50	52,899
Kraft Foods Group Inc.
1.63%, 06/04/15	50	50,730
Mondelez International Inc.
4.13%, 02/09/16	25	26,699
6.50%, 08/11/17	25	29,188

		238,742
HEALTH CARE EQUIPMENT & SUPPLIES — 0.09%
Baxter International Inc.
1.85%, 01/15/17	25	25,261
Covidien International Finance SA
1.35%, 05/29/15	15	15,105
Medtronic Inc.
3.00%, 03/15/15	15	15,510

		55,876
HEALTH CARE PROVIDERS & SERVICES — 0.46%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	50	49,429
Cardinal Health Inc.
1.70%, 03/15/18	25	24,518
Express Scripts Holding Co.
2.10%, 02/12/15	40	40,655
2.65%, 02/15/17	25	25,932
UnitedHealth Group Inc.
1.40%, 10/15/17[a]	50	49,781
6.00%, 02/15/18	25	29,343

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

WellPoint Inc.
1.25%, 09/10/15	$30	$30,242
2.30%, 07/15/18	50	50,145

		300,045
HOTELS, RESTAURANTS & LEISURE — 0.06%
McDonald’s Corp.
0.75%, 05/29/15	15	15,057
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	25	24,832

		39,889
HOUSEHOLD PRODUCTS — 0.14%
Colgate-Palmolive Co.
1.30%, 01/15/17	25	24,981
Procter & Gamble Co. (The)
0.70%, 08/15/14	15	15,048
1.45%, 08/15/16	50	50,940

		90,969
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.12%
Constellation Energy Group Inc.
4.55%, 06/15/15	50	52,549
Exelon Generation Co. LLC
6.20%, 10/01/17	25	28,516

		81,065
INDUSTRIAL CONGLOMERATES — 0.35%
Eaton Corp.
1.50%, 11/02/17[d]	25	24,698
General Electric Co.
0.85%, 10/09/15	150	150,604
5.25%, 12/06/17	25	28,557
Koninklijke Philips NV
5.75%, 03/11/18	20	23,194

		227,053
INSURANCE — 0.70%
American International Group Inc.
3.00%, 03/20/15	30	30,861
5.85%, 01/16/18	100	115,093
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	40	40,394
3.20%, 02/11/15	50	51,743
Genworth Holdings Inc.
6.52%, 05/22/18	50	57,631

Security	Principal (000s)	Value

Lincoln National Corp.
7.00%, 05/17/66 (Call 05/17/16)[c]	$25	$25,750
MetLife Inc.
6.75%, 06/01/16	40	45,831
Prudential Financial Inc. Series D
4.75%, 09/17/15	80	85,751

		453,054
INTERNET SOFTWARE & SERVICES — 0.04%
eBay Inc.
1.35%, 07/15/17	25	25,032

		25,032
IT SERVICES — 0.31%
International Business Machines Corp.
0.55%, 02/06/15	100	100,238
1.25%, 02/08/18	100	98,869

		199,107
LIFE SCIENCES TOOLS & SERVICES — 0.03%
Thermo Fisher Scientific Inc.
2.25%, 08/15/16	20	20,481

		20,481
MEDIA — 0.83%
Comcast Corp.
5.90%, 03/15/16	40	44,716
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
2.40%, 03/15/17	50	50,838
3.50%, 03/01/16	15	15,725
Historic TW Inc.
6.88%, 06/15/18	25	30,116
NBCUniversal Media LLC
2.88%, 04/01/16	50	52,297
Thomson Reuters Corp.
0.88%, 05/23/16	25	24,847
Time Warner Cable Inc.
5.85%, 05/01/17	50	54,850
Time Warner Inc.
3.15%, 07/15/15	25	26,006
Viacom Inc.
1.25%, 02/27/15	165	165,842
Walt Disney Co. (The)
1.10%, 12/01/17	75	74,096

		539,333

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

METALS & MINING — 0.44%
Alcoa Inc.
5.55%, 02/01/17	$35	$37,760
Barrick Gold Corp.
2.90%, 05/30/16	20	20,492
BHP Billiton Finance (USA) Ltd.
1.00%, 02/24/15	25	25,160
1.63%, 02/24/17	50	50,501
Freeport-McMoRan Copper & Gold Inc.
1.40%, 02/13/15	25	25,092
Rio Tinto Finance (USA) PLC
1.63%, 08/21/17 (Call 07/21/17)	75	74,726
Teck Resources Ltd.
2.50%, 02/01/18	25	25,035
Vale Overseas Ltd.
6.25%, 01/23/17	25	27,959

		286,725
MULTI-UTILITIES — 0.12%
Dominion Resources Inc. Series C
5.15%, 07/15/15	50	53,596
Sempra Energy
2.30%, 04/01/17	25	25,525

		79,121
MULTILINE RETAIL — 0.17%
Target Corp.
5.38%, 05/01/17	100	113,845

		113,845
OFFICE ELECTRONICS — 0.03%
Xerox Corp.
2.95%, 03/15/17	20	20,541

		20,541
OIL, GAS & CONSUMABLE FUELS — 1.41%
Anadarko Petroleum Corp.
6.38%, 09/15/17	25	29,173
Canadian Natural Resources Ltd.
5.70%, 05/15/17	20	22,674
Chevron Corp.
0.89%, 06/24/16	50	50,264
ConocoPhillips
4.60%, 01/15/15	65	68,150

Security	Principal (000s)	Value

Enterprise Products Operating LLC
1.25%, 08/13/15	$25	$25,216
3.20%, 02/01/16	25	26,262
Series L
6.30%, 09/15/17	25	28,991
EOG Resources Inc.
2.50%, 02/01/16	50	51,814
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	20	21,070
5.95%, 02/15/18	50	57,600
Marathon Oil Corp.
0.90%, 11/01/15	25	25,014
Occidental Petroleum Corp.
1.75%, 02/15/17	20	20,279
ONEOK Partners LP
2.00%, 10/01/17 (Call 07/01/17)	25	24,961
3.20%, 09/15/18 (Call 08/15/18)	25	25,677
Petrohawk Energy Corp.
7.25%, 08/15/18 (Call 08/15/14)	25	26,969
Phillips 66
2.95%, 05/01/17	20	20,836
Plains All American Pipeline LP/PAA Finance Corp.
6.13%, 01/15/17	150	171,302
Shell International Finance BV
1.13%, 08/21/17	25	24,834
3.10%, 06/28/15	25	26,038
Suncor Energy Inc.
6.10%, 06/01/18	25	29,330
Total Capital International SA
0.75%, 01/25/16	40	40,055
Total Capital SA
2.30%, 03/15/16	50	51,822
TransCanada PipeLines Ltd.
0.88%, 03/02/15	20	20,057
Williams Partners LP
7.25%, 02/01/17	25	29,183

		917,571
PAPER & FOREST PRODUCTS — 0.05%
International Paper Co.
7.95%, 06/15/18	25	30,992

		30,992

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

PHARMACEUTICALS — 1.15%
AbbVie Inc.
1.75%, 11/06/17	$75	$75,306
Actavis Inc.
1.88%, 10/01/17	25	24,916
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	25	24,978
GlaxoSmithKline Capital PLC
0.75%, 05/08/15	15	15,043
1.50%, 05/08/17	150	151,057
Merck & Co. Inc.
1.30%, 05/18/18[a]	175	172,066
4.00%, 06/30/15	15	15,853
Novartis Capital Corp.
2.90%, 04/24/15	15	15,551
Pfizer Inc.
0.90%, 01/15/17	50	49,941
5.35%, 03/15/15	25	26,652
Sanofi
2.63%, 03/29/16	170	177,320

		748,683
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.32%
American Tower Corp.
7.00%, 10/15/17	25	28,658
HCP Inc.
3.75%, 02/01/16	20	21,120
6.00%, 01/30/17	50	56,232
Health Care REIT Inc.
3.63%, 03/15/16	25	26,074
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	25	25,514
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	50	49,361

		206,959
ROAD & RAIL — 0.12%
CSX Corp.
6.25%, 03/15/18[a]	50	58,705
Ryder System Inc.
2.50%, 03/01/17 (Call 02/01/17)[a]	20	20,115

		78,820

Security	Principal (000s)	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.39%
Intel Corp.
1.35%, 12/15/17	$150	$148,957
1.95%, 10/01/16[a]	25	25,807
KLA-Tencor Corp.
6.90%, 05/01/18	25	29,324
Texas Instruments Inc.
2.38%, 05/16/16	50	52,019

		256,107
SOFTWARE — 0.17%
Microsoft Corp.
1.63%, 09/25/15	25	25,550
Oracle Corp.
1.20%, 10/15/17	25	24,699
5.75%, 04/15/18	50	58,432

		108,681
SPECIALTY RETAIL — 0.12%
Home Depot Inc. (The)
5.40%, 03/01/16	50	55,346
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	25	25,214

		80,560
TOBACCO — 0.19%
Altria Group Inc.
4.13%, 09/11/15	25	26,489
Philip Morris International Inc.
1.13%, 08/21/17	50	49,465
2.50%, 05/16/16[a]	20	20,860
Reynolds American Inc.
1.05%, 10/30/15	25	25,069

		121,883
WIRELESS TELECOMMUNICATION SERVICES — 0.27%
America Movil SAB de CV
5.75%, 01/15/15	50	52,707
Rogers Communications Inc.
6.80%, 08/15/18	25	29,992

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value

Vodafone Group PLC
0.90%, 02/19/16	$50	$49,810
1.25%, 09/26/17	45	44,047

		176,556

TOTAL CORPORATE BONDS & NOTES
(Cost: $16,874,842)		16,933,282

FOREIGN AGENCY OBLIGATIONS[e] — 2.99%

AUSTRIA — 0.12%
Oesterreichische Kontrollbank AG
1.13%, 07/06/15	32	32,403
1.13%, 05/29/18	50	49,443

		81,846
BRAZIL — 0.06%
Petrobras International Finance Co.
3.50%, 02/06/17	40	40,623

		40,623
CANADA — 0.76%
British Columbia (Province of)
1.20%, 04/25/17	25	25,290
Export Development Canada
0.50%, 09/15/15	35	35,103
Manitoba (Province of)
4.90%, 12/06/16	50	56,230
Ontario (Province of)
0.95%, 05/26/15	100	100,866
1.00%, 07/22/16	150	151,026
1.20%, 02/14/18	35	34,677
4.75%, 01/19/16[a]	50	54,568
Quebec (Province of)
5.13%, 11/14/16	32	36,041

		493,801
GERMANY — 1.18%
KfW
0.50%, 04/19/16	325	325,199
1.25%, 10/26/15[a]	100	101,726
1.25%, 02/15/17	75	76,126
2.00%, 06/01/16	50	51,869
Series G
4.38%, 03/15/18	80	90,495

Security	Principal (000s)	Value

Landwirtschaftliche Rentenbank
0.88%, 09/12/17	$70	$69,473
2.13%, 07/15/16	50	52,042

		766,930
MEXICO — 0.09%
Pemex Project Funding Master Trust
5.75%, 03/01/18	25	27,750
Petroleos Mexicanos
3.50%, 07/18/18	30	30,690

		58,440
NETHERLANDS — 0.08%
Petrobras Global Finance BV
2.00%, 05/20/16	50	49,793

		49,793
NORWAY — 0.05%
Statoil ASA
3.13%, 08/17/17	32	34,076

		34,076
SUPRANATIONAL — 0.57%
Asian Development Bank
0.50%, 08/17/15	70	70,221
1.13%, 03/15/17	85	85,844
Inter-American Development Bank
0.88%, 11/15/16	100	100,659
1.13%, 03/15/17	60	60,621
1.38%, 10/18/16	50	51,073

		368,418
SWEDEN — 0.08%
Svensk Exportkredit AB
1.75%, 05/30/17	50	51,197

		51,197

TOTAL FOREIGN AGENCY OBLIGATIONS
(Cost: $1,942,290)		1,945,124

FOREIGN GOVERNMENT OBLIGATIONS[e] — 1.03%

BRAZIL — 0.08%
Brazil (Federative Republic of)
7.88%, 03/07/15	25	27,188
8.00%, 01/15/18	25	28,162

		55,350

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal (000s)	Value
CANADA — 0.05%
Canada (Government of)
0.88%, 02/14/17	$35	$35,158

		35,158
COLOMBIA — 0.18%
Colombia (Republic of)
7.38%, 01/27/17	100	116,750

		116,750
ITALY — 0.27%
Italy (Republic of)
3.13%, 01/26/15	100	101,958
4.50%, 01/21/15	70	72,511

		174,469
MEXICO — 0.15%
United Mexican States
5.63%, 01/15/17	50	56,250
11.38%, 09/15/16[a]	30	38,730

		94,980
PHILIPPINES — 0.05%
Philippines (Republic of the)
9.38%, 01/18/17	25	30,875

		30,875
TURKEY — 0.25%
Turkey (Republic of)
7.00%, 09/26/16	100	111,500
7.25%, 03/15/15	50	53,375

		164,875

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $668,971)		672,457

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 69.30%

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.74%
Federal Home Loan Banks
0.38%, 06/24/16	600	598,200
0.50%, 11/20/15[a]	300	300,854
1.00%, 06/21/17	175	175,504
Federal Home Loan Mortgage Corp.
0.50%, 05/13/16	400	399,831
0.75%, 11/25/14	750	754,535
0.88%, 03/07/18	560	550,538
1.00%, 09/29/17[a]	100	99,694

Security	Principal (000s)	Value

Federal National Mortgage Association
0.38%, 07/05/16[a]	$475	$472,582
0.50%, 05/27/15[a]	800	803,235
0.50%, 09/28/15	300	300,912
0.50%, 03/30/16	200	200,124
0.88%, 08/28/14	550	553,169
0.88%, 02/08/18	250	246,154
0.88%, 05/21/18	240	234,898

		5,690,230
U.S. GOVERNMENT OBLIGATIONS — 60.56%
U.S. Treasury Bonds
9.13%, 05/15/18	250	338,530
U.S. Treasury Notes
0.25%, 09/30/14	250	250,273
0.25%, 01/15/15	3,000	3,002,580
0.25%, 02/15/15	700	700,469
0.25%, 09/15/15	1,050	1,049,128
0.25%, 04/15/16	500	497,870
0.25%, 05/15/16	585	582,210
0.38%, 11/15/14	1,650	1,653,795
0.38%, 06/15/15[a]	770	771,579
0.38%, 06/30/15	600	601,230
0.38%, 11/15/15	450	450,441
0.38%, 01/15/16[a]	750	750,218
0.38%, 02/15/16	600	599,820
0.50%, 06/15/16	1,800	1,801,458
0.63%, 08/15/16	600	601,650
0.63%, 10/15/16	750	751,260
0.63%, 04/30/18[a]	400	390,796
0.75%, 10/31/17	400	396,344
0.75%, 12/31/17	150	148,183
0.75%, 02/28/18[a]	210	206,913
0.75%, 03/31/18	225	221,258
0.88%, 09/15/16	900	908,415
0.88%, 01/31/18	250	247,887
1.00%, 10/31/16	1,600	1,619,024
1.25%, 10/31/18	750	747,668
1.38%, 11/30/15	700	715,043
1.38%, 06/30/18[a]	1,770	1,783,063
1.50%, 06/30/16	1,850	1,899,765
1.50%, 08/31/18[a]	650	657,358
1.75%, 07/31/15	800	820,552
2.25%, 01/31/15	1,400	1,436,148

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

2.38%, 10/31/14[a]	$200	$204,438
2.38%, 03/31/16	450	471,303
2.38%, 05/31/18[a]	800	842,504
2.38%, 06/30/18	2,550	2,685,583
2.50%, 04/30/15[a]	625	646,250
3.25%, 07/31/16[a]	1,250	1,343,700
4.25%, 08/15/15[a]	600	642,552
4.50%, 11/15/15	300	325,512
4.50%, 02/15/16	1,270	1,389,494
4.63%, 02/15/17[a]	1,450	1,633,903
4.88%, 08/15/16[a]	1,430	1,602,887
7.25%, 05/15/16[a]	425	498,261
8.88%, 08/15/17	400	519,136

		39,406,451

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $44,986,565)		45,096,681

SHORT-TERM INVESTMENTS — 17.53%

MONEY MARKET FUNDS — 17.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,f,g]	9,855	9,854,724
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,f,g]	853	853,479
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,f]	696	696,276

		11,404,479

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,404,479)		11,404,479

Value

TOTAL INVESTMENTS IN SECURITIES — 116.87%
(Cost: $75,877,147)	$76,052,023
Other Assets, Less Liabilities — (16.87)%	(10,978,691)

NET ASSETS — 100.00%	$65,073,332

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	Variable rate security. Rate shown is as of report date.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Investments are denominated in U.S. dollars.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® CORE SHORT-TERM U.S. BOND ETF

October 31, 2013

ASSETS
Investments, at cost:
Unaffiliated	$64,420,859
Affiliated (Note 2)	11,456,288

Total cost of investments	$75,877,147

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$64,595,439
Affiliated (Note 2)	11,456,584

Total fair value of investments	76,052,023
Cash	19,750
Receivables:
Interest	314,326

Total Assets	76,386,099

LIABILITIES
Payables:
Investment securities purchased	598,241
Collateral for securities on loan (Note 5)	10,708,203
Investment advisory fees (Note 2)	6,323

Total Liabilities	11,312,767

NET ASSETS	$65,073,332

Net assets consist of:
Paid-in capital	$64,871,720
Undistributed net investment income	40,307
Accumulated net realized loss	(13,571)
Net unrealized appreciation	174,876

NET ASSETS	$65,073,332

Shares outstanding[b]	650,000

Net asset value per share	$100.11

[a]	Securities on loan with a value of $10,438,658. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Operations

iSHARES® CORE SHORT-TERM U.S. BOND ETF

Year ended October 31, 2013

NET INVESTMENT INCOME
Interest — unaffiliated	$249,044
Interest — affiliated (Note 2)	248
Securities lending income — affiliated (Note 2)	4,366

Total investment income	253,658

EXPENSES
Investment advisory fees (Note 2)	41,564

Total expenses	41,564

Net investment income	212,094

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,571)

Net realized loss	(13,571)

Net change in unrealized appreciation/depreciation	168,760

Net realized and unrealized gain	155,189

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$367,283

See notes to financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® CORE SHORT-TERM U.S. BOND ETF

	Year ended October 31, 2013	Period from October 18, 2012[a] to October 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$212,094	$2,289
Net realized loss	(13,571)	—
Net change in unrealized appreciation/depreciation	168,760	6,116

Net increase in net assets resulting from operations	367,283	8,405

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(174,076)	—

Total distributions to shareholders	(174,076)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	44,876,133	25,022,500
Cost of shares redeemed	(5,026,913)	—

Net increase in net assets from capital share transactions	39,849,220	25,022,500

INCREASE IN NET ASSETS	40,042,427	25,030,905

NET ASSETS
Beginning of period	25,030,905	—

End of period	$65,073,332	$25,030,905

Undistributed net investment income included in net assets at end of period	$40,307	$2,289

SHARES ISSUED AND REDEEMED
Shares sold	450,000	250,000
Shares redeemed	(50,000)	—

Net increase in shares outstanding	400,000	250,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

iSHARES® CORE SHORT-TERM U.S. BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2013	Period from Oct. 18, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$100.12	$100.00

Income from investment operations:
Net investment income[b]	0.61	0.01
Net realized and unrealized gain (loss)[c]	(0.11)	0.11

Total from investment operations	0.50	0.12

Less distributions from:
Net investment income	(0.51)	—

Total distributions	(0.51)	—

Net asset value, end of period	$100.11	$100.12

Total return	0.50%	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,073	$25,031
Ratio of expenses to average net assets[e]	0.12%	0.12%
Ratio of net investment income to average net assets[e]	0.61%	0.26%
Portfolio turnover rate[f]	56%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® CORE SHORT-TERM U.S. BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares Bond ETF	Diversification Classification
Core Short-Term U.S.	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Fund may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”)

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2013. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds & Notes	$—	$16,933,282	$—	$16,933,282
Foreign Agency Obligations	—	1,945,124	—	1,945,124
Foreign Government Obligations	—	672,457	—	672,457
U.S. Government & Agency Obligations	—	45,096,681	—	45,096,681
Money Market Funds	11,404,479	—	—	11,404,479

	$11,404,479	$64,647,544	$—	$76,052,023

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by the Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended October 31, 2013, the Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amount of $2,351.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Fund (excluding money market funds) during the year ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
PNC Funding Corp. 2.70%, 09/19/16	$—	$50	$—	$50	$52,105	$214	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding U.S. Government obligations, in-kind transactions and short-term investments) for the year ended October 31, 2013, were $7,704,291 and $3,373,567, respectively.

Purchases and sales of U.S. Government obligations (excluding in-kind transactions) for the year ended October 31, 2013, were $22,996,169 and $15,980,146, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2013, were $28,821,860 and $  —, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of October 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of October 31, 2013 and the value of the related collateral are disclosed in the statement of assets and liabilities. Securities lending income, as disclosed in the statement of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

6.	INCOME TAX INFORMATION

The tax character of distributions paid during the year ended October 31, 2013 was as follows:

2013
Ordinary income	$174,076

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
$40,307	$(12,604)	$173,909	$201,612

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2013, the Fund had non-expiring capital loss carryforwards in the amount of $12,604 available to offset future realized capital gains.

As of October 31, 2013, the cost of investments for federal income tax purposes was $75,878,114. Net unrealized appreciation was $173,909, of which $229,528 represented gross unrealized appreciation on securities and $55,619 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of October 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Core Short-Term U.S. Bond ETF (the “Fund”), at October 31, 2013, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Tax Information (Unaudited)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby designates $167,813 as the maximum amount allowable as interest-related dividends for the fiscal year ended October 31, 2013.

The Fund hereby designates $171,787 as the amount of distributions from direct Federal obligation interest for the fiscal year ended October 31, 2013. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® CORE SHORT-TERM U.S. BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Trustees were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed. The Board further noted that the advisory fee rate for the Fund is lower than those of certain iShares index funds that invest in the same asset class, and acknowledged management’s assertion that the Fund’s advisory fee rate is reflective of a discount to the full value of the services rendered by BFA to the Fund.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® CORE SHORT-TERM U.S. BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.510689	$—	$—	$0.510689	100%	—%	—%	100%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of the Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or for each full calendar quarter completed after the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Short-Term U.S. Bond ETF

Period Covered: January 1, 2013 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	9	4.79%
Between 0.5% and –0.5%	179	95.21

	188	100.00%

SUPPLEMENTAL INFORMATION	35

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 300 Funds (as of October 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (48)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	39

Notes:

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	41

Notes:

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Go paperless. . .
It’s Fast, Convenient, and Timely!
To sign up today, go to www.icsdelivery.com

iS-AR-106-1013

OCTOBER 31, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iSharesBondTM 2016 Corporate ex-Financials Term ETF | IBCB | NYSE Arca
➢	iSharesBondTM 2018 Corporate ex-Financials Term ETF | IBCC | NYSE Arca
➢	iSharesBondTM 2020 Corporate ex-Financials Term ETF | IBCD | NYSE Arca
➢	iSharesBondTM 2023 Corporate ex-Financials Term ETF | IBCE | NYSE Arca
➢	iSharesBondTM 2016 Corporate Term ETF | IBDA | NYSE Arca
➢	iSharesBondTM 2018 Corporate Term ETF | IBDB | NYSE Arca
➢	iSharesBondTM 2020 Corporate Term ETF | IBDC | NYSE Arca
➢	iSharesBondTM 2023 Corporate Term ETF | IBDD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

For the period from April 17, 2013 through October 31, 2013 (the “reference period” for purposes of this overview), the decisions of monetary and fiscal policymakers drove the performance of fixed-income markets. The U.S. Federal Reserve Bank (the “Fed”) indicated its intent to eventually reduce its economic stimulus programs, while the U.S. government cut fiscal spending. The shifting dynamics of global monetary policy had a negative impact on U.S. fixed-income markets during the reference period.

The U.S. economy continued to struggle during the second and third quarters of 2013, logging a growth rate of approximately 3.1%. Inflation remained contained during the reference period, as consumer prices increased at an annualized rate of 1.2% from March 2013 to September 2013. Declining government spending also had a negative impact on economic growth, as the economy continued to digest budget cuts during the reference period. Consumer spending remained relatively steady despite signs of weakening consumer confidence. Meanwhile, corporate profits slowed from record highs during the reference period. Business spending was relatively weak despite record profits, as many corporate leaders avoided large projects, citing political and economic uncertainty as factors in their decision. The unemployment rate posted a modest 0.3% decline, finishing the reference period at 7.3%.

Slow growth and modest inflation led to global policy decisions designed to stimulate economic growth. In May 2013, the Fed discussed a possible reduction in the pace of bond purchasing, but ultimately chose to continue bond purchasing in September 2013, which surprised many investors. At the Fed’s October 2013 meeting, the Fed clarified that it would need “more evidence” of an improving economy before tapering asset purchases. Another factor contributing to market uncertainty was the succession of the Fed Chairperson, whose term will be completed in January 2014. In international news, the Bank of Japan also began aggressive bond purchases (quantitative easing) to stimulate economic growth, mirroring the Fed’s policy since the financial crisis in 2008. At the end of the reference period, markets endured a partial shutdown of the U.S. government, as Congress was unable to reach an agreement on government spending.

Volatility in fixed-income markets defined the reference period. The Fed’s May 2013 announcement meant less federal government support for the economy and less demand for U.S. government bonds, leading to a global selloff of stocks and bonds. U.S. Treasury and corporate bond yields also rose sharply following the Fed’s announcement, as investors became uncertain about bond values in the context of a reduction in the Fed’s bond purchasing. Yields stabilized during the last months of the reference period, as the Fed shifted its monetary policy outlook toward the continuation of bond purchases. Corporations also flooded the market to borrow at low interest rates, generating record corporate bond issuances during September 2013. Intermediate-term corporate bonds also posted modest returns during the reference period, while the broad bond market declined slightly for the reference period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARESBOND™ 2016 CORPORATE EX-FINANCIALS TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.23%	1.00%	0.41%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.10	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARESBOND™ 2016 CORPORATE EX-FINANCIALS TERM ETF

The iSharesBond 2016 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2016 Maturity High Quality Corporate Index (the “Index”). The Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2015 and before April 1, 2016, and excludes financial issuers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 17, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was 0.23%, net of fees, while the total return for the Index was 0.41%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments [a]

Consumer Staples	14.94%
Health Care	14.31
Information Technology	11.53
Energy	13.30
Utilities	9.71
Telecommunication Services	8.26
Consumer Discretionary	11.48
Industrials	7.00
Materials	9.47

TOTAL	100.00%

[a]	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [a]

Aaa	1.83%
Aa1	4.86
Aa2	2.11
Aa3	12.29
A1	21.06
A2	17.50
A3	18.27
Baa1	10.87
Baa2	8.85
Baa3	1.31
Ba1	0.39
Not Rated	0.66

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARESBOND™ 2018 CORPORATE EX-FINANCIALS TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.81)%	0.00%	(0.63)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$989.80	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARESBOND™ 2018 CORPORATE EX-FINANCIALS TERM ETF

The iSharesBond 2018 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2018 Maturity High Quality Corporate Index (the “Index”). The Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2017 and before April 1, 2018, and excludes financial issuers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 17, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was -0.81%, net of fees, while the total return for the Index was -0.63%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments [a]

Consumer Staples	16.38%
Industrials	13.40
Information Technology	11.95
Energy	13.54
Health Care	11.35
Consumer Discretionary	11.64
Telecommunication Services	7.70
Utilities	6.48
Materials	7.56

TOTAL	100.00%

[a]	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [a]

Aaa	1.49%
Aa1	4.77
Aa2	2.67
Aa3	11.73
A1	14.78
A2	23.64
A3	19.31
Baa1	9.95
Baa2	7.32
Baa3	4.00
Not Rated	0.34

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARESBOND™ 2020 CORPORATE EX-FINANCIALS TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(2.24)%	(1.50)%	(1.90)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$975.40	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARESBOND™ 2020 CORPORATE EX-FINANCIALS TERM ETF

The iSharesBond 2020 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2020 Maturity High Quality Corporate Index (the “Index”). The Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2019 and before April 1, 2020, and excludes financial issuers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 17, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was -2.24%, net of fees, while the total return for the Index was -1.90%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments [a]

Materials	17.37%
Energy	13.88
Health Care	13.71
Consumer Staples	11.86
Information Technology	11.31
Industrials	9.87
Utilities	7.93
Telecommunication Services	8.41
Consumer Discretionary	5.66

TOTAL	100.00%

[a]	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [a]

Aaa	2.68%
Aa1	2.40
Aa3	4.50
A1	18.38
A2	26.69
A3	24.00
Baa1	6.50
Baa2	11.29
Baa3	3.22
Ba1	0.34

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARESBOND™ 2023 CORPORATE EX-FINANCIALS TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(5.14)%	(5.24)%	(5.04)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$945.30	$0.49	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARESBOND™ 2023 CORPORATE EX-FINANCIALS TERM ETF

The iSharesBond 2023 Corporate ex-Financials Term ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays 2023 Maturity High Quality Corporate Index (the “Index”). The Index is composed of U.S. dollar-denominated, taxable, investment-grade corporate bonds, scheduled to mature after March 31, 2022 and before April 1, 2023, and excludes financial issuers. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 17, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was -5.14%, net of fees, while the total return for the Index was -5.04%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector	Percentage of Total Investments [a]

Energy	20.52%
Industrials	17.03
Health Care	12.91
Consumer Staples	9.77
Information Technology	9.64
Utilities	7.98
Materials	8.40
Telecommunication Services	7.21
Consumer Discretionary	6.54

TOTAL	100.00%

[a]	Excludes money market funds.

BOND CREDIT QUALITY

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [a]

Aaa	0.88%
Aa1	4.52
Aa2	0.80
Aa3	9.26
A1	13.10
A2	26.21
A3	24.10
Baa1	9.56
Baa2	8.42
Baa3	3.15

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARESBOND™ 2016 CORPORATE TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.22%	1.06%	1.08%

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

For the fiscal period ended 10/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value [a] (7/9/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,012.20	$0.22	$1,000.00	$1,024.90	$0.36	0.07%

[a]	The beginning of the period (commencement of operations) is July 9, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (114 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iSharesBond 2016 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2015 and before April 1, 2016, as represented by the Barclays 2016 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from July 9, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was 1.22%, net of fees, while the total return for the Index was 1.08%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector/Investment Type	Percentage of Total Investments [c]

Financials	48.53%
Investment Companies	31.31
Consumer Discretionary	4.11
Consumer Staples	2.69
Health Care	2.68
Energy	2.52
Telecommunication Services	2.12
Information Technology	1.69
Utilities	1.62
Materials	1.48
Industrials	1.25

TOTAL	100.00%

[c]	Excludes money market funds.
[d]	Includes the exposure to the investments of the underlying iShares ETF.

BOND CREDIT QUALITYd

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [c]

Aaa	0.57%
Aa1	2.59
Aa2	4.44
Aa3	7.49
A1	11.25
A2	17.69
A3	15.93
Baa1	17.84
Baa2	16.44
Baa3	4.86
Ba1	0.69
Not Rated	0.21

TOTAL	100.00%

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARESBOND™ 2018 CORPORATE TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.80%	3.03%	2.57%

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

For the fiscal period ended 10/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value [a] (7/9/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,028.00	$0.22	$1,000.00	$1,024.90	$0.36	0.07%

[a]	The beginning of the period (commencement of operations) is July 9, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (114 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iSharesBond 2018 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2017 and before April 1, 2018, as represented by the Barclays 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from July 9, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was 2.80%, net of fees, while the total return for the Index was 2.57%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector/Investment Type	Percentage of Total Investments [c]

Financials	39.13%
Investment Companies	31.08
Consumer Staples	6.10
Health Care	5.62
Energy	4.16
Consumer Discretionary	2.93
Industrials	2.61
Utilities	2.54
Information Technology	2.16
Materials	2.10
Telecommunication Services	1.57

TOTAL	100.00%

BOND CREDIT QUALITYd

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [c]

Aaa	0.47%
Aa1	1.50
Aa2	2.17
Aa3	5.75
A1	6.16
A2	21.21
A3	16.31
Baa1	20.66
Baa2	17.71
Baa3	7.96
Not Rated	0.10

TOTAL	100.00%

[c]	Excludes money market funds.
[d]	Includes the exposure to the investments of the underlying iShares ETF.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARESBOND™ 2020 CORPORATE TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	3.36%	3.43%	3.18%

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

For the fiscal period ended 10/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value [a] (7/9/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,033.60	$0.22	$1,000.00	$1,024.90	$0.36	0.07%

[a]	The beginning of the period (commencement of operations) is July 9, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (114 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iSharesBond 2020 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020, as represented by the Barclays 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from July 9, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was 3.36%, net of fees, while the total return for the Index was 3.18%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector/Investment Type	Percentage of Total Investments [c]

Financials	34.28%
Investment Companies	31.18
Consumer Discretionary	6.61
Energy	6.49
Consumer Staples	6.16
Materials	5.54
Industrials	3.29
Health Care	2.87
Telecommunication Services	2.77
Information Technology	0.81

TOTAL	100.00%

[c]	Excludes money market funds.
[d]	Includes the exposure to the investments of the underlying iShares ETF.

BOND CREDIT QUALITYd

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [c]

Aaa	0.84%
Aa1	1.86
Aa2	2.24
Aa3	1.40
A1	8.58
A2	16.72
A3	19.67
Baa1	11.57
Baa2	26.53
Baa3	9.93
Ba1	0.66

TOTAL	100.00%

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance

iSHARESBOND™ 2023 CORPORATE TERM ETF

Performance as of October 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.33%	2.10%	2.62%

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

For the fiscal period ended 10/31/2013, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value [a] (7/9/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,023.30	$0.22	$1,000.00	$1,024.90	$0.36	0.07%

[a]	The beginning of the period (commencement of operations) is July 9, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (114 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iSharesBond 2023 Corporate Term ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Barclays 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from July 9, 2013 (inception date of the Fund) through October 31, 2013, the total return for the Fund was 2.33%, net of fees, while the total return for the Index was 2.62%.

PORTFOLIO ALLOCATION

As of 10/31/13

Sector/Investment Type	Percentage of Total Investments [c]

Investment Companies	30.31%
Financials	24.59
Health Care	8.43
Consumer Discretionary	7.26
Energy	6.61
Consumer Staples	6.39
Industrials	5.64
Materials	3.99
Utilities	3.06
Information Technology	3.01
Telecommunication Services	0.71

TOTAL	100.00%

[c]	Excludes money market funds.
[d]	Includes the exposure to the investments of the underlying iShares ETF.

BOND CREDIT QUALITYd

As of 10/31/13

Moody’s Credit Rating	Percentage of Total Investments [c]

Aaa	0.27%
Aa1	1.37
Aa2	0.73
Aa3	5.22
A1	7.08
A2	14.22
A3	17.87
Baa1	17.81
Baa2	24.76
Baa3	8.80
Ba1	1.20
Ba2	0.67

TOTAL	100.00%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2013 (or commencement of operations, as applicable) and held through October 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARESBOND™ 2016 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.34%

AEROSPACE & DEFENSE — 1.99%
Honeywell International Inc.
5.40%, 03/15/16	$200	$220,987
Precision Castparts Corp.
0.70%, 12/20/15	100	99,871
United Technologies Corp.
4.88%, 05/01/15	350	372,523

		693,381
AUTO COMPONENTS — 0.47%
Johnson Controls Inc.
5.50%, 01/15/16	150	164,279

		164,279
BEVERAGES — 6.32%
Anheuser-Busch InBev Finance Inc.
0.80%, 01/15/16	200	200,491
Anheuser-Busch InBev Worldwide Inc.
0.80%, 07/15/15	375	376,584
3.63%, 04/15/15	300	313,307
Brown-Forman Corp.
2.50%, 01/15/16	50	51,891
Coca-Cola Co. (The)
1.50%, 11/15/15	400	408,179
Coca-Cola Enterprises Inc.
2.13%, 09/15/15	100	102,248
Diageo Finance BV
5.30%, 10/28/15	225	244,915
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	50	52,047
PepsiCo Inc.
0.70%, 08/13/15	250	250,395
0.70%, 02/26/16	200	199,598

		2,199,655
BIOTECHNOLOGY — 0.30%
Genzyme Corp.
3.63%, 06/15/15	100	104,941

		104,941
CHEMICALS — 2.44%
Dow Chemical Co. (The)
2.50%, 02/15/16	25	25,877
E.I. du Pont de Nemours and Co.
1.95%, 01/15/16	150	153,705

Security	Principal (000s)	Value

Ecolab Inc.
1.00%, 08/09/15	$150	$150,577
Potash Corp. of Saskatchewan Inc.
3.75%, 09/30/15	250	263,435
Praxair Inc.
0.75%, 02/21/16	150	149,837
3.25%, 09/15/15	100	104,905

		848,336
COMMERCIAL BANKS — 2.51%
BP Capital Markets PLC
0.70%, 11/06/15	300	299,636
3.13%, 10/01/15	450	470,203
3.20%, 03/11/16	100	105,222

		875,061
COMMERCIAL SERVICES & SUPPLIES — 0.86%
Unilever Capital Corp.
0.45%, 07/30/15	300	299,162

		299,162
COMMUNICATIONS EQUIPMENT — 2.85%
Cisco Systems Inc.
5.50%, 02/22/16	800	887,619
Juniper Networks Inc.
3.10%, 03/15/16	100	103,435

		991,054
COMPUTERS & PERIPHERALS — 0.44%
Hewlett-Packard Co.
2.13%, 09/13/15	100	101,403
2.20%, 12/01/15	50	50,786

		152,189
CONSUMER FINANCE — 8.44%
Caterpillar Financial Services Corp.
0.70%, 11/06/15	350	349,994
0.70%, 02/26/16	400	399,013
Deutsche Telekom International Finance BV
5.75%, 03/23/16	150	165,919
John Deere Capital Corp.
0.70%, 09/04/15	100	100,181
0.75%, 01/22/16	400	398,965
0.95%, 06/29/15	150	150,939
PACCAR Financial Corp.
0.80%, 02/08/16	200	199,249
1.05%, 06/05/15	250	250,549

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARESBOND™ 2016 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Toyota Motor Credit Corp.
0.88%, 07/17/15	$400	$402,341
2.80%, 01/11/16	350	365,683
3.20%, 06/17/15	150	156,355

		2,939,188
DIVERSIFIED FINANCIAL SERVICES — 0.90%
National Rural Utilities Cooperative Finance Corp.
3.05%, 03/01/16	200	207,934
3.88%, 09/16/15	100	105,690

		313,624
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.15%
AT&T Inc.
0.80%, 12/01/15	300	299,439
0.90%, 02/12/16	425	424,162
Orange
2.13%, 09/16/15	50	50,891
Telecom Italia Capital SA
5.25%, 10/01/15	125	131,365
Telefonica Emisiones SAU
3.99%, 02/16/16	150	157,286
Verizon Communications Inc.
0.70%, 11/02/15	400	398,330
5.55%, 02/15/16	300	329,675

		1,791,148
ELECTRIC UTILITIES — 6.94%
Alabama Power Co.
0.55%, 10/15/15	275	273,611
Duke Energy Carolinas LLC
5.30%, 10/01/15	250	271,550
Duke Energy Corp.
3.35%, 04/01/15	100	103,641
Duke Energy Florida Inc.
0.65%, 11/15/15	250	248,686
Exelon Corp.
4.90%, 06/15/15	150	158,487
Georgia Power Co.
0.75%, 08/10/15	150	149,971
Series 12D
0.63%, 11/15/15	50	49,712
Louisville Gas & Electric Co.
1.63%, 11/15/15	250	254,363

Security	Principal (000s)	Value

NextEra Energy Capital Holdings Inc.
1.20%, 06/01/15	$50	$50,187
7.88%, 12/15/15	50	56,564
Northern States Power Co.
1.95%, 08/15/15 (Call 05/15/15)	150	152,893
Southern California Edison Co.
5.00%, 01/15/16	175	190,561
Southern Co. (The)
2.38%, 09/15/15	150	154,067
Union Electric Co.
5.40%, 02/01/16	125	136,566
Wisconsin Electric Power Co.
6.25%, 12/01/15	150	166,654

		2,417,513
ELECTRICAL EQUIPMENT — 0.75%
Emerson Electric Co.
4.13%, 04/15/15	250	262,524

		262,524
ENERGY EQUIPMENT & SERVICES — 0.60%
Ensco PLC
3.25%, 03/15/16	100	104,857
Noble Holding International Ltd.
3.45%, 08/01/15	50	51,844
Transocean Inc.
4.95%, 11/15/15	50	53,649

		210,350
FOOD & STAPLES RETAILING — 3.72%
Costco Wholesale Corp.
0.65%, 12/07/15	350	350,286
CVS Caremark Corp.
3.25%, 05/18/15	50	51,754
Kroger Co. (The)
3.90%, 10/01/15	25	26,343
Sysco Corp.
0.55%, 06/12/15	150	150,142
Wal-Mart Stores Inc.
1.50%, 10/25/15	400	407,001
2.25%, 07/08/15	300	308,747

		1,294,273
FOOD PRODUCTS — 1.35%
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	75	79,405

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2016 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

ConAgra Foods Inc.
1.30%, 01/25/16	$50	$50,300
Kraft Foods Group Inc.
1.63%, 06/04/15	125	126,825
Mondelez International Inc.
4.13%, 02/09/16	200	213,595

		470,125
GAS UTILITIES — 0.30%
Questar Corp.
2.75%, 02/01/16	100	102,715

		102,715
HEALTH CARE EQUIPMENT & SUPPLIES — 1.36%
Covidien International Finance SA
1.35%, 05/29/15	50	50,351
Medtronic Inc.
2.63%, 03/15/16	100	104,478
Series B
4.75%, 09/15/15	200	215,386
St. Jude Medical Inc.
2.50%, 01/15/16	100	103,003

		473,218
HEALTH CARE PROVIDERS & SERVICES — 1.49%
AmerisourceBergen Corp.
5.88%, 09/15/15	75	81,616
Cardinal Health Inc.
4.00%, 06/15/15	75	78,610
LG&E and KU Energy LLC
2.13%, 11/15/15	150	152,906
McKesson Corp.
0.95%, 12/04/15	100	99,977
Medco Health Solutions Inc.
2.75%, 09/15/15	50	51,675
Quest Diagnostics Inc.
5.45%, 11/01/15	50	54,186

		518,970
HOTELS, RESTAURANTS & LEISURE — 0.60%
Carnival Corp.
1.20%, 02/05/16	50	49,792
Marriott International Inc.
5.81%, 11/10/15	100	108,124
McDonald’s Corp.
0.75%, 05/29/15	50	50,187

		208,103

Security	Principal (000s)	Value

HOUSEHOLD DURABLES — 0.29%
Newell Rubbermaid Inc.
2.00%, 06/15/15	$100	$101,263

		101,263
HOUSEHOLD PRODUCTS — 2.56%
Colgate-Palmolive Co.
3.15%, 08/05/15	100	104,711
Kimberly-Clark Corp.
4.88%, 08/15/15	150	161,361
Procter & Gamble Co. (The)
1.80%, 11/15/15	450	461,566
4.85%, 12/15/15	150	163,087

		890,725
INDUSTRIAL CONGLOMERATES — 2.59%
Eaton Corp.
0.95%, 11/02/15[a]	250	250,442
General Electric Co.
0.85%, 10/09/15	650	652,615

		903,057
INTERNET & CATALOG RETAIL — 0.14%
Amazon.com Inc.
0.65%, 11/27/15	50	49,937

		49,937
INTERNET SOFTWARE & SERVICES — 0.58%
eBay Inc.
0.70%, 07/15/15	100	100,253
1.63%, 10/15/15	100	102,007

		202,260
IT SERVICES — 1.89%
Computer Sciences Corp.
2.50%, 09/15/15	50	51,096
International Business Machines Corp.
0.75%, 05/11/15	400	401,820
2.00%, 01/05/16	200	205,356

		658,272
LIFE SCIENCES TOOLS & SERVICES — 0.91%
Agilent Technologies Inc.
5.50%, 09/14/15	50	54,097
Life Technologies Corp.
3.50%, 01/15/16	50	52,086
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	200	208,903

		315,086

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARESBOND™ 2016 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

MEDIA — 2.09%
COX Communications Inc.
5.50%, 10/01/15	$50	$54,060
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.50%, 03/01/16	200	209,665
Discovery Communications LLC
3.70%, 06/01/15	100	104,568
NBCUniversal Media LLC
3.65%, 04/30/15	100	104,523
Time Warner Inc.
3.15%, 07/15/15	150	156,034
Walt Disney Co. (The)
0.45%, 12/01/15	100	99,771

		728,621
METALS & MINING — 2.30%
BHP Billiton Finance (USA) Ltd.
5.25%, 12/15/15	300	327,962
Glencore Canada Corp.
6.00%, 10/15/15	100	108,314
Rio Tinto Finance (USA) Ltd.
1.88%, 11/02/15	250	254,273
Vale Overseas Ltd.
6.25%, 01/11/16	100	109,490

		800,039
MULTI-UTILITIES — 1.30%
Consolidated Edison Co. of New York Inc.
Series 05-C
5.38%, 12/15/15	150	163,377
Dominion Resources Inc.
Series C
5.15%, 07/15/15	175	187,586
Public Service Electric & Gas Co.
2.70%, 05/01/15	100	102,963

		453,926
OFFICE ELECTRONICS — 0.16%
Xerox Corp.
6.40%, 03/15/16	50	55,542

		55,542
OIL, GAS & CONSUMABLE FUELS — 9.84%
Colorado Interstate Gas Co. LLC
6.80%, 11/15/15	50	55,967

Security	Principal (000s)	Value

DCP Midstream Operating LP
3.25%, 10/01/15	$50	$51,092
Enterprise Products Operating LLC
1.25%, 08/13/15	150	151,297
3.20%, 02/01/16	100	105,048
EOG Resources Inc.
2.50%, 02/01/16	250	259,072
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	50	52,676
Marathon Oil Corp.
0.90%, 11/01/15	50	50,029
Marathon Petroleum Corp.
3.50%, 03/01/16	150	157,851
Occidental Petroleum Corp.
2.50%, 02/01/16	300	311,365
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	50	52,057
Petrohawk Energy Corp.
7.88%, 06/01/15 (Call 12/02/13)	75	76,875
Shell International Finance BV
0.63%, 12/04/15	150	150,137
3.10%, 06/28/15	450	468,680
3.25%, 09/22/15	250	262,535
Total Capital International SA
0.75%, 01/25/16	300	300,414
Total Capital SA
2.30%, 03/15/16	250	259,108
3.00%, 06/24/15	200	207,483
TransCanada PipeLines Ltd.
0.75%, 01/15/16	350	348,722
3.40%, 06/01/15	100	104,226

		3,424,634
PHARMACEUTICALS — 9.88%
AbbVie Inc.
1.20%, 11/06/15	250	252,140
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	450	449,602
GlaxoSmithKline Capital PLC
0.75%, 05/08/15	350	351,000
Merck & Co. Inc.
2.25%, 01/15/16	350	361,168
4.00%, 06/30/15	300	317,062
Novartis Capital Corp.
2.90%, 04/24/15	550	570,187

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2016 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Sanofi
2.63%, 03/29/16	$450	$469,378
Teva Pharmaceutical Finance II/III LLC
3.00%, 06/15/15	300	310,068
Wyeth LLC
5.50%, 02/15/16	300	331,858
Zoetis Inc.
1.15%, 02/01/16	25	25,101

		3,437,564
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.47%
Plum Creek Timberlands LP
5.88%, 11/15/15	150	163,570

		163,570
ROAD & RAIL — 0.62%
CSX Corp.
6.25%, 04/01/15	100	107,497
Norfolk Southern Corp.
5.75%, 01/15/16	50	55,182
Ryder System Inc.
3.60%, 03/01/16	50	51,782

		214,461
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.32%
Broadcom Corp.
2.38%, 11/01/15	150	154,615
National Semiconductor Corp.
3.95%, 04/15/15	100	104,742
Texas Instruments Inc.
0.45%, 08/03/15	200	199,648

		459,005
SOFTWARE — 3.99%
Microsoft Corp.
1.63%, 09/25/15	350	357,699
2.50%, 02/08/16	250	260,877
Oracle Corp.
5.25%, 01/15/16	700	769,456

		1,388,032
SPECIALTY RETAIL — 3.62%
Home Depot Inc. (The)
5.40%, 03/01/16	800	885,531
Lowe’s Companies Inc.
5.00%, 10/15/15	200	216,834

Security	Principal or Shares (000s)	Value

TJX Companies Inc. (The)
4.20%, 08/15/15	$150	$159,147

		1,261,512
TOBACCO — 0.60%
Altria Group Inc.
4.13%, 09/11/15	150	158,933
Reynolds American Inc.
1.05%, 10/30/15	50	50,138

		209,071
WIRELESS TELECOMMUNICATION SERVICES — 2.41%
Alltel Corp.
7.00%, 03/15/16	150	170,294
Vodafone Group PLC
0.90%, 02/19/16	300	298,860
2.88%, 03/16/16	250	260,267
5.75%, 03/15/16	100	110,814

		840,235

TOTAL CORPORATE BONDS & NOTES
(Cost: $33,885,330)		33,886,621

SHORT-TERM INVESTMENTS — 2.35%

MONEY MARKET FUNDS — 2.35%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	820	819,778

		819,778

TOTAL SHORT-TERM INVESTMENTS
(Cost: $819,778)		819,778

TOTAL INVESTMENTS IN SECURITIES — 99.69%
(Cost: $34,705,108)		34,706,399
Other Assets, Less Liabilities — 0.31%		106,627

NET ASSETS — 100.00%		$34,813,026

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARESBOND™ 2018 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 96.95%

AEROSPACE & DEFENSE — 4.97%
General Dynamics Corp.
1.00%, 11/15/17	$1,150	$1,119,387
Honeywell International Inc.
5.30%, 03/01/18	1,550	1,781,105
Precision Castparts Corp.
1.25%, 01/15/18	1,500	1,471,836
United Technologies Corp.
1.80%, 06/01/17	4,100	4,175,218

		8,547,546
AIR FREIGHT & LOGISTICS — 0.74%
United Parcel Service Inc.
1.13%, 10/01/17	1,100	1,092,065
5.50%, 01/15/18	150	173,601

		1,265,666
BEVERAGES — 8.03%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	1,950	1,927,449
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	2,600	2,605,657
Brown-Forman Corp.
1.00%, 01/15/18	500	487,154
Coca-Cola Co. (The)
1.65%, 03/14/18	1,750	1,759,239
5.35%, 11/15/17	1,100	1,269,824
Diageo Capital PLC
1.50%, 05/11/17	3,500	3,512,663
PepsiCo Inc.
1.25%, 08/13/17	2,250	2,237,223

		13,799,209
BIOTECHNOLOGY — 0.65%
Amgen Inc.
2.13%, 05/15/17	1,100	1,123,434

		1,123,434
CHEMICALS — 2.10%
Eastman Chemical Co.
2.40%, 06/01/17	450	457,528
Ecolab Inc.
1.45%, 12/08/17	500	495,761

Security	Principal (000s)	Value

Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	$100	$105,827
PPG Industries Inc.
6.65%, 03/15/18	100	117,926
Praxair Inc.
1.05%, 11/07/17	1,150	1,132,357
Rohm and Haas Co.
6.00%, 09/15/17	450	518,288
Sherwin-Williams Co. (The)
1.35%, 12/15/17	800	787,809

		3,615,496
COMMERCIAL BANKS — 1.77%
BP Capital Markets PLC
1.38%, 11/06/17	2,700	2,680,167
1.85%, 05/05/17	350	355,517

		3,035,684
COMMERCIAL SERVICES & SUPPLIES — 0.53%
Catholic Health Initiatives
1.60%, 11/01/17	220	216,679
Unilever Capital Corp.
0.85%, 08/02/17	700	686,866

		903,545
COMPUTERS & PERIPHERALS — 0.76%
Hewlett-Packard Co.
2.60%, 09/15/17	1,050	1,065,709
NetApp Inc.
2.00%, 12/15/17	250	246,826

		1,312,535
CONSTRUCTION & ENGINEERING — 0.20%
ABB Finance (USA) Inc.
1.63%, 05/08/17	350	351,320

		351,320
CONSUMER FINANCE — 5.41%
Caterpillar Financial Services Corp.
1.30%, 03/01/18	1,800	1,768,958
1.63%, 06/01/17	1,000	1,008,025
Series G
1.25%, 11/06/17	350	345,599
John Deere Capital Corp.
1.20%, 10/10/17	250	247,760
1.30%, 03/12/18	1,700	1,677,550

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2018 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Toyota Motor Credit Corp.
1.25%, 10/05/17	$2,250	$2,229,934
1.38%, 01/10/18	300	296,616
1.75%, 05/22/17	1,700	1,724,462

		9,298,904
DIVERSIFIED FINANCIAL SERVICES — 0.59%
National Rural Utilities Cooperative Finance Corp.
5.45%, 04/10/17	500	564,843
5.45%, 02/01/18	400	456,568

		1,021,411
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.84%
AT&T Inc.
1.40%, 12/01/17	1,700	1,673,040
1.70%, 06/01/17	1,300	1,305,204
5.50%, 02/01/18	1,900	2,160,903
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	400	396,202
Verizon Communications Inc.
1.10%, 11/01/17	1,050	1,019,197
5.50%, 04/01/17	100	112,261
5.50%, 02/15/18	1,450	1,647,026

		8,313,833
ELECTRIC UTILITIES — 5.69%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	600	589,048
Commonwealth Edison Co.
5.80%, 03/15/18	250	292,267
Duke Energy Carolinas LLC
5.25%, 01/15/18	150	170,771
Duke Energy Corp.
1.63%, 08/15/17	1,100	1,094,390
Georgia Power Co. Series B
5.70%, 06/01/17	250	284,015
MidAmerican Energy Co.
5.30%, 03/15/18	1,100	1,262,929
NextEra Energy Capital Holdings Inc. Series D
7.30%, 09/01/67 (Call 09/01/17)[a]	150	160,500
Nisource Finance Corp.
6.40%, 03/15/18	500	581,972
Northern States Power Co.
5.25%, 03/01/18	1,200	1,373,723

Security	Principal (000s)	Value

Peco Energy Co.
5.35%, 03/01/18	$1,500	$1,713,275
Virginia Electric and Power Co.
1.20%, 01/15/18 (Call 12/15/17)	2,300	2,256,766

		9,779,656
ELECTRICAL EQUIPMENT — 0.20%
Roper Industries Inc.
1.85%, 11/15/17	350	348,720

		348,720
ENERGY EQUIPMENT & SERVICES — 0.94%
Nabors Industries Inc.
6.15%, 02/15/18	250	282,915
National Oilwell Varco Inc.
1.35%, 12/01/17	550	544,272
Transocean Inc.
2.50%, 10/15/17	550	554,040
Weatherford International Ltd.
6.00%, 03/15/18	200	225,153

		1,606,380
FOOD & STAPLES RETAILING — 4.16%
Costco Wholesale Corp.
1.13%, 12/15/17	1,250	1,236,546
CVS Caremark Corp.
5.75%, 06/01/17	550	629,908
Delhaize Brothers and Co. “The Lion” (Delhaize Group)
6.50%, 06/15/17	100	114,085
Kroger Co. (The)
6.40%, 08/15/17	100	116,115
Safeway Inc.
6.35%, 08/15/17	100	110,531
Sysco Corp.
5.25%, 02/12/18	200	228,170
Wal-Mart Stores Inc.
5.38%, 04/05/17	350	398,741
5.80%, 02/15/18	2,650	3,113,768
Walgreen Co.
1.80%, 09/15/17	1,200	1,206,065

		7,153,929
FOOD PRODUCTS — 2.56%
Archer-Daniels-Midland Co.
5.45%, 03/15/18	1,650	1,901,006

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARESBOND™ 2018 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Bunge Ltd. Finance Corp.
3.20%, 06/15/17	$250	$259,411
ConAgra Foods Inc.
1.90%, 01/25/18	550	546,786
Kraft Foods Group Inc.
2.25%, 06/05/17	450	461,056
Mondelez International Inc.
6.13%, 02/01/18	500	581,519
6.50%, 08/11/17	550	642,127

		4,391,905
HEALTH CARE EQUIPMENT & SUPPLIES — 0.61%
Covidien International Finance SA
6.00%, 10/15/17	400	463,787
CR Bard Inc.
1.38%, 01/15/18	600	586,975

		1,050,762
HEALTH CARE PROVIDERS & SERVICES — 1.03%
Cardinal Health Inc.
1.70%, 03/15/18	500	490,356
McKesson Corp.
1.40%, 03/15/18	500	487,815
Medco Health Solutions Inc.
7.13%, 03/15/18	650	783,797

		1,761,968
HOTELS, RESTAURANTS & LEISURE — 2.02%
Carnival Corp.
1.88%, 12/15/17	350	345,068
McDonald’s Corp.
5.35%, 03/01/18	1,450	1,672,490
5.80%, 10/15/17	1,000	1,166,022
Yum! Brands Inc.
6.25%, 03/15/18	250	292,953

		3,476,533
HOUSEHOLD DURABLES — 0.14%
Newell Rubbermaid Inc.
2.05%, 12/01/17	250	248,401

		248,401
HOUSEHOLD PRODUCTS — 0.48%
Kimberly-Clark Corp.
6.13%, 08/01/17	700	819,997

		819,997

Security	Principal (000s)	Value

INDUSTRIAL CONGLOMERATES — 4.68%
3M Co.
1.00%, 06/26/17	$550	$544,821
Eaton Corp.
1.50%, 11/02/17[b]	450	444,560
General Electric Co.
5.25%, 12/06/17	3,900	4,454,880
Koninklijke Philips NV
5.75%, 03/11/18	2,150	2,493,394
Pentair Finance SA
1.88%, 09/15/17	100	99,297

		8,036,952
INTERNET & CATALOG RETAIL — 0.06%
Amazon.com Inc.
1.20%, 11/29/17	100	98,409

		98,409
INTERNET SOFTWARE & SERVICES — 1.60%
Baidu Inc.
2.25%, 11/28/17	1,100	1,088,788
eBay Inc.
1.35%, 07/15/17	1,650	1,652,103

		2,740,891
IT SERVICES — 3.27%
Computer Sciences Corp.
6.50%, 03/15/18	450	520,369
International Business Machines Corp.
1.25%, 02/08/18	1,900	1,878,510
5.70%, 09/14/17	2,800	3,226,228

		5,625,107
LIFE SCIENCES TOOLS & SERVICES — 0.34%
Agilent Technologies Inc.
6.50%, 11/01/17	500	585,777

		585,777
MEDIA — 3.29%
CBS Corp.
1.95%, 07/01/17	350	353,288
Comcast Corp.
6.30%, 11/15/17	1,300	1,535,551
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	450	438,810

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2018 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Time Warner Cable Inc.
5.85%, 05/01/17	$350	$383,952
Viacom Inc.
3.50%, 04/01/17	350	370,768
Walt Disney Co. (The)
1.10%, 12/01/17	2,600	2,568,681

		5,651,050
METALS & MINING — 2.28%
Cliffs Natural Resources Inc.
3.95%, 01/15/18	250	252,262
Freeport-McMoRan Copper & Gold Inc.
2.38%, 03/15/18	800	795,395
Nucor Corp.
5.75%, 12/01/17	550	627,122
Rio Tinto Finance (USA) PLC
1.63%, 08/21/17 (Call 07/21/17)	2,100	2,092,318
Teck Resources Ltd.
2.50%, 02/01/18	150	150,211

		3,917,308
MULTILINE RETAIL — 2.16%
Target Corp.
5.38%, 05/01/17	100	113,845
6.00%, 01/15/18	3,050	3,591,654

		3,705,499
OFFICE ELECTRONICS — 0.06%
Pitney Bowes Inc.
5.75%, 09/15/17	100	110,694

		110,694
OIL, GAS & CONSUMABLE FUELS — 10.43%
Anadarko Petroleum Corp.
6.38%, 09/15/17	1,550	1,808,701
Apache Corp.
1.75%, 04/15/17	200	202,593
Canadian Natural Resources Ltd.
5.70%, 05/15/17	700	793,586
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	2,800	2,758,919
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	1,550	1,520,107
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)	500	500,672

Security	Principal (000s)	Value

Devon Energy Corp.
1.88%, 05/15/17 (Call 04/15/17)	$500	$504,362
Encana Corp.
5.90%, 12/01/17	500	572,607
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	500	579,824
EOG Resources Inc.
5.88%, 09/15/17	200	231,448
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	1,100	1,267,197
Marathon Oil Corp.
5.90%, 03/15/18	350	403,462
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	550	546,266
Phillips 66
2.95%, 05/01/17	550	572,988
Questar Pipeline Co.
5.83%, 02/01/18	150	173,400
Shell International Finance BV
1.13%, 08/21/17	1,600	1,589,364
Southwestern Energy Co.
7.50%, 02/01/18	150	178,954
Total Capital Canada Ltd.
1.45%, 01/15/18	1,800	1,787,995
Total Capital International SA
1.55%, 06/28/17	1,800	1,815,082
Valero Energy Corp.
6.13%, 06/15/17	100	114,664

		17,922,191
PHARMACEUTICALS — 8.38%
AbbVie Inc.
1.75%, 11/06/17	1,000	1,004,081
Actavis Inc.
1.88%, 10/01/17	450	448,486
Allergan Inc.
1.35%, 03/15/18	350	343,049
AstraZeneca PLC
5.90%, 09/15/17	1,900	2,212,185
Bristol-Myers Squibb Co.
0.88%, 08/01/17	950	934,768
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	2,950	2,970,789

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARESBOND™ 2018 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Johnson & Johnson
5.55%, 08/15/17	$950	$1,102,048
Merck & Co. Inc.
1.10%, 01/31/18	2,100	2,060,056
6.00%, 09/15/17	1,000	1,165,182
Pfizer Inc.
4.65%, 03/01/18	300	338,496
Wyeth LLC
5.45%, 04/01/17	1,200	1,363,964
Zoetis Inc.
1.88%, 02/01/18	450	448,793

		14,391,897
PROFESSIONAL SERVICES — 0.21%
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17	350	355,835

		355,835
ROAD & RAIL — 1.46%
Burlington Northern Santa Fe Corp.
5.65%, 05/01/17	300	342,137
5.75%, 03/15/18	1,100	1,273,617
CSX Corp.
6.25%, 03/15/18	550	645,752
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	250	251,461

		2,512,967
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.72%
Altera Corp.
1.75%, 05/15/17	500	496,180
Intel Corp.
1.35%, 12/15/17	4,200	4,170,805

		4,666,985
SOFTWARE — 3.17%
Microsoft Corp.
0.88%, 11/15/17	1,400	1,379,683
Oracle Corp.
1.20%, 10/15/17	3,600	3,556,682
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	500	509,920

		5,446,285
SPECIALTY RETAIL — 1.15%
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	1,450	1,462,410

Security	Principal or Shares (000s)	Value

Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)	$500	$505,551

		1,967,961
TOBACCO — 0.65%
Philip Morris International Inc.
1.13%, 08/21/17	950	939,841
Reynolds American Inc.
6.75%, 06/15/17	150	174,403

		1,114,244
WIRELESS TELECOMMUNICATION SERVICES — 2.62%
America Movil SAB de CV
5.63%, 11/15/17	950	1,078,445
Vodafone Group PLC
1.25%, 09/26/17	2,000	1,957,638
1.50%, 02/19/18	1,500	1,468,350

		4,504,433

TOTAL CORPORATE BONDS & NOTES
(Cost: $167,638,160)		166,581,319

SHORT-TERM INVESTMENTS — 2.28%

MONEY MARKET FUNDS — 2.28%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	3,916	3,916,497

		3,916,497

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,916,497)		3,916,497

TOTAL INVESTMENTS IN SECURITIES — 99.23%
(Cost: $171,554,657)		170,497,816
Other Assets, Less Liabilities — 0.77%		1,319,198

NET ASSETS — 100.00%		$171,817,014

[a]	Variable rate security. Rate shown is as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARESBOND™ 2020 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 97.59%

AEROSPACE & DEFENSE — 4.35%
Boeing Co. (The)
4.88%, 02/15/20[a]	$1,125	$1,282,167
L-3 Communications Corp.
5.20%, 10/15/19[a]	175	191,708
Lockheed Martin Corp.
4.25%, 11/15/19	350	381,782
Northrop Grumman Corp.
5.05%, 08/01/19	150	168,528
Raytheon Co.
4.40%, 02/15/20	450	491,432

		2,515,617
AIR FREIGHT & LOGISTICS — 1.69%
United Parcel Service Inc.
5.13%, 04/01/19[a]	850	979,830

		979,830
BEVERAGES — 5.51%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	1,125	1,299,811
6.88%, 11/15/19	200	248,576
Coca-Cola FEMSA SAB de CV
4.63%, 02/15/20[a]	500	533,145
PepsiCo Inc.
4.50%, 01/15/20[a]	1,000	1,105,616

		3,187,148
CHEMICALS — 8.30%
Air Products and Chemicals Inc.
4.38%, 08/21/19	350	382,979
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	175	167,770
Dow Chemical Co. (The)
8.55%, 05/15/19	325	419,014
E.I. du Pont de Nemours and Co.
4.63%, 01/15/20[a]	800	882,951
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	500	557,578
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20	750	826,286
6.50%, 05/15/19	750	895,083
Praxair Inc.
4.50%, 08/15/19	600	674,103

		4,805,764

Security	Principal (000s)	Value

COMMERCIAL SERVICES & SUPPLIES — 0.69%
Republic Services Inc.
5.50%, 09/15/19	$350	$398,504

		398,504
COMMUNICATIONS EQUIPMENT — 2.33%
Cisco Systems Inc.
4.45%, 01/15/20	1,225	1,350,896

		1,350,896
CONSUMER FINANCE — 3.27%
Boeing Capital Corp.
4.70%, 10/27/19	100	113,269
Deutsche Telekom International Finance BV
6.00%, 07/08/19	250	292,710
John Deere Capital Corp.
1.70%, 01/15/20[a]	450	428,348
2.25%, 04/17/19	1,050	1,060,006

		1,894,333
DIVERSIFIED CONSUMER SERVICES — 0.79%
Stanford University
4.75%, 05/01/19	400	456,697

		456,697
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.05%
Orange
5.38%, 07/08/19	200	225,606
Telecom Italia Capital SA
7.18%, 06/18/19	175	194,057
Telefonica Emisiones SAU
5.88%, 07/15/19[a]	175	195,716
Verizon Communications Inc.
6.35%, 04/01/19[a]	975	1,151,330

		1,766,709
ELECTRIC UTILITIES — 4.76%
Appalachian Power Co.
7.95%, 01/15/20	200	253,162
Duke Energy Ohio Inc.
5.45%, 04/01/19[a]	800	926,994
Georgia Power Co.
4.25%, 12/01/19	500	547,180
Public Service Co. of Colorado
5.13%, 06/01/19	200	230,410

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARESBOND™ 2020 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Virginia Electric and Power Co.
5.00%, 06/30/19	$700	$797,237

		2,754,983
ELECTRICAL EQUIPMENT — 0.98%
Emerson Electric Co.
4.88%, 10/15/19	500	566,375

		566,375
ENERGY EQUIPMENT & SERVICES — 2.51%
Halliburton Co.
6.15%, 09/15/19	1,050	1,260,324
Pride International Inc.
8.50%, 06/15/19	150	191,360

		1,451,684
FOOD & STAPLES RETAILING — 2.20%
Costco Wholesale Corp.
1.70%, 12/15/19	1,075	1,046,503
Kroger Co. (The)
6.15%, 01/15/20	200	229,407

		1,275,910
FOOD PRODUCTS — 1.57%
Kraft Foods Group Inc.
5.38%, 02/10/20	300	342,438
Mead Johnson Nutrition Co.
4.90%, 11/01/19	100	110,799
Mondelez International Inc.
5.38%, 02/10/20	400	454,126

		907,363
HEALTH CARE EQUIPMENT & SUPPLIES — 7.97%
Abbott Laboratories
5.13%, 04/01/19[a]	875	999,980
Baxter International Inc.
4.50%, 08/15/19	750	837,874
Becton, Dickinson and Co.
5.00%, 05/15/19	450	505,756
Boston Scientific Corp.
6.00%, 01/15/20[a]	175	204,054
Medtronic Inc.
4.45%, 03/15/20[a]	1,275	1,405,347
Stryker Corp.
4.38%, 01/15/20	600	662,720

		4,615,731

Security	Principal (000s)	Value

HOTELS, RESTAURANTS & LEISURE — 1.39%
McDonald’s Corp.
1.88%, 05/29/19[a]	$700	$694,136
Yum! Brands Inc.
5.30%, 09/15/19	100	111,472

		805,608
IT SERVICES — 2.70%
International Business Machines Corp.
1.88%, 05/15/19[a]	900	890,182
8.38%, 11/01/19	500	672,841

		1,563,023
LIFE SCIENCES TOOLS & SERVICES — 0.20%
Life Technologies Corp.
6.00%, 03/01/20	100	114,435

		114,435
MACHINERY — 1.54%
Illinois Tool Works Inc.
6.25%, 04/01/19	600	720,224
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	175	168,905

		889,129
MEDIA — 2.61%
Comcast Corp.
5.15%, 03/01/20[a]	300	341,711
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.88%, 10/01/19[a]	350	396,774
Thomson Reuters Corp.
4.70%, 10/15/19	200	219,392
Time Warner Cable Inc.
5.00%, 02/01/20	350	357,642
Time Warner Inc.
4.88%, 03/15/20	175	192,907

		1,508,426
METALS & MINING — 6.09%
Allegheny Technologies Inc.
9.38%, 06/01/19	100	120,999
Barrick Gold Corp.
6.95%, 04/01/19[a]	200	230,948
BHP Billiton Finance (USA) Ltd.
6.50%, 04/01/19[a]	975	1,173,893

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2020 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Cliffs Natural Resources Inc.
5.90%, 03/15/20[a]	$175	$183,077
Freeport-McMoRan Copper & Gold Inc.
3.10%, 03/15/20	200	192,877
Newmont Mining Corp.
5.13%, 10/01/19	175	185,611
Rio Tinto Finance (USA) Ltd.
9.00%, 05/01/19	950	1,244,658
Vale Overseas Ltd.
5.63%, 09/15/19	175	191,713

		3,523,776
MULTI-UTILITIES — 2.98%
Consolidated Edison Co. of New York Inc.
6.65%, 04/01/19	700	857,646
Consumers Energy Co.
6.70%, 09/15/19	700	865,458

		1,723,104
OFFICE ELECTRONICS — 0.39%
Xerox Corp.
5.63%, 12/15/19	200	223,061

		223,061
OIL, GAS & CONSUMABLE FUELS — 11.04%
Cenovus Energy Inc.
5.70%, 10/15/19	250	288,556
ConocoPhillips
6.00%, 01/15/20	975	1,158,095
Duke Capital LLC
8.00%, 10/01/19	200	248,748
Enbridge Energy Partners LP
5.20%, 03/15/20	175	191,928
EOG Resources Inc.
5.63%, 06/01/19[a]	1,000	1,166,733
Husky Energy Inc.
7.25%, 12/15/19	175	214,501
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	275	328,417
Petrohawk Energy Corp.
6.25%, 06/01/19 (Call 06/01/15)	175	190,750
Plains All American Pipeline LP
8.75%, 05/01/19	175	227,586

Security	Principal (000s)	Value

Plains Exploration & Production Co.
6.13%, 06/15/19 (Call 06/15/16)	$100	$109,375
Shell International Finance BV
4.30%, 09/22/19[a]	875	971,171
4.38%, 03/25/20[a]	350	386,124
Talisman Energy Inc.
7.75%, 06/01/19	250	295,599
Valero Energy Corp.
6.13%, 02/01/20	175	203,317
Williams Partners LP
5.25%, 03/15/20[a]	375	408,982

		6,389,882
PHARMACEUTICALS — 5.20%
AstraZeneca PLC
1.95%, 09/18/19[a]	900	886,933
Merck & Co. Inc.
5.00%, 06/30/19	1,275	1,461,573
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20	700	663,723

		3,012,229
ROAD & RAIL — 0.19%
Burlington Northern Santa Fe Corp.
4.70%, 10/01/19	100	111,652

		111,652
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.30%
Texas Instruments Inc.
1.65%, 08/03/19[a]	775	750,653

		750,653
SOFTWARE — 4.32%
Adobe Systems Inc.
4.75%, 02/01/20	100	108,755
Microsoft Corp.
4.20%, 06/01/19	950	1,055,394
Oracle Corp.
5.00%, 07/08/19	1,175	1,337,474

		2,501,623
SPECIALTY RETAIL — 0.73%
TJX Companies Inc. (The)
6.95%, 04/15/19	350	425,686

		425,686

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARESBOND™ 2020 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

TOBACCO — 2.30%
Altria Group Inc.
9.25%, 08/06/19	$175	$236,187
Lorillard Tobacco Co.
8.13%, 06/23/19	175	214,965
Philip Morris International Inc.
4.50%, 03/26/20	800	881,026

		1,332,178
WIRELESS TELECOMMUNICATION SERVICES — 4.64%
America Movil SAB de CV
5.00%, 10/16/19	100	109,327
5.00%, 03/30/20	1,075	1,173,805
Vodafone Group PLC
5.45%, 06/10/19[a]	1,225	1,405,068

		2,688,200

TOTAL CORPORATE BONDS & NOTES
(Cost: $58,124,312)		56,490,209

SHORT-TERM INVESTMENTS — 6.14%

MONEY MARKET FUNDS — 6.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c,d]	2,751	2,751,049
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c,d]	238	238,474
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	563	563,202

		3,552,725

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,552,725)		3,552,725

Value
TOTAL INVESTMENTS IN SECURITIES — 103.73%
(Cost: $61,677,037)	$60,042,934
Other Assets, Less Liabilities — (3.73)%	(2,158,687)

NET ASSETS — 100.00%	$57,884,247

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARESBOND™ 2023 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 98.00%

AEROSPACE & DEFENSE — 6.09%
Embraer SA
5.15%, 06/15/22	$100	$101,750
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	800	731,687
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	500	464,944
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	400	370,384
United Technologies Corp.
3.10%, 06/01/22	900	890,420

		2,559,185
AIR FREIGHT & LOGISTICS — 1.35%
FedEx Corp.
2.63%, 08/01/22	50	46,715
United Parcel Service Inc.
2.45%, 10/01/22	550	518,917

		565,632
AIRLINES — 0.44%
Continental Airlines Inc. 2007-1 Pass Through Trust Class A
5.98%, 10/19/23	172	185,537

		185,537
BEVERAGES — 5.10%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	400	377,996
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	500	470,557
Brown-Forman Corp.
2.25%, 01/15/23 (Call 10/15/22)	100	91,399
Diageo Investment Corp.
2.88%, 05/11/22	500	484,574
8.00%, 09/15/22	150	200,510
PepsiCo Inc.
2.75%, 03/01/23	550	518,524

		2,143,560
BIOTECHNOLOGY — 0.47%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	100	100,946
Celgene Corp.
3.25%, 08/15/22	100	95,971

		196,917

Security	Principal (000s)	Value

CHEMICALS — 4.38%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	$50	$46,971
Air Products and Chemicals Inc.
2.75%, 02/03/23	100	94,546
Cabot Corp.
3.70%, 07/15/22	100	97,860
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	100	94,053
E.I. du Pont de Nemours and Co.
2.80%, 02/15/23	600	568,164
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	100	97,615
Monsanto Co.
2.20%, 07/15/22 (Call 04/15/22)	500	461,797
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	100	91,789
2.70%, 02/21/23 (Call 11/21/22)	300	286,069

		1,838,864
COMMERCIAL BANKS — 2.77%
BP Capital Markets PLC
2.50%, 11/06/22	1,100	1,013,749
3.25%, 05/06/22	150	147,499

		1,161,248
COMMERCIAL SERVICES & SUPPLIES — 0.22%
Catholic Health Initiatives
2.95%, 11/01/22	100	93,261

		93,261
COMMUNICATIONS EQUIPMENT — 0.46%
Motorola Solutions Inc.
3.50%, 03/01/23	100	93,952
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	100	98,809

		192,761
COMPUTERS & PERIPHERALS — 0.12%
Hewlett-Packard Co.
4.05%, 09/15/22	50	48,571

		48,571
CONSTRUCTION & ENGINEERING — 0.23%
ABB Finance (USA) Inc.
2.88%, 05/08/22	100	97,208

		97,208

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARESBOND™ 2023 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CONSUMER FINANCE — 1.91%
Caterpillar Financial Services Corp.
2.63%, 03/01/23	$300	$279,408
2.85%, 06/01/22	150	143,978
Toyota Motor Credit Corp.
2.63%, 01/10/23	400	377,732

		801,118
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.42%
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	600	537,977
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	1,000	898,418

		1,436,395
ELECTRIC UTILITIES — 6.90%
CenterPoint Energy Houston Electric LLC
2.25%, 08/01/22 (Call 05/01/22)	100	93,214
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	200	187,491
DTE Electric Co.
2.65%, 06/15/22 (Call 03/15/22)	100	96,301
Duke Energy Progress Inc.
2.80%, 05/15/22 (Call 02/15/22)	200	194,167
Georgia Power Co.
2.85%, 05/15/22	300	288,012
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	200	186,602
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	50	51,631
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	100	91,449
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	100	96,496
PPL Electric Utilities Corp.
2.50%, 09/01/22 (Call 06/01/22)	500	473,508
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	100	97,874
Public Service Co. of Colorado
2.50%, 03/15/23 (Call 09/15/22)	400	376,143
Virginia Electric and Power Co.
2.75%, 03/15/23 (Call 12/15/22)	700	666,830

		2,899,718

Security	Principal (000s)	Value

ELECTRICAL EQUIPMENT — 0.46%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	$200	$191,708

		191,708
ENERGY EQUIPMENT & SERVICES — 2.83%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)	100	95,235
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	950	895,094
Transocean Inc.
3.80%, 10/15/22 (Call 07/15/22)	100	96,006
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)	100	101,078

		1,187,413
FOOD & STAPLES RETAILING — 0.79%
CVS Caremark Corp.
2.75%, 12/01/22 (Call 09/01/22)	50	46,758
Sysco Corp.
2.60%, 06/12/22	200	189,677
Walgreen Co.
3.10%, 09/15/22	100	94,819

		331,254
FOOD PRODUCTS — 0.93%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	100	95,039
Kellogg Co.
2.75%, 03/01/23	100	93,364
Kraft Foods Group Inc.
3.50%, 06/06/22	100	99,316
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	100	103,579

		391,298
HEALTH CARE EQUIPMENT & SUPPLIES — 0.79%
Baxter International Inc.
2.40%, 08/15/22	250	233,080
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	100	98,566

		331,646
HEALTH CARE PROVIDERS & SERVICES — 1.13%
Cardinal Health Inc.
3.20%, 03/15/23	300	284,934

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2023 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	$100	$97,843
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	100	93,371

		476,148
HOTELS, RESTAURANTS & LEISURE — 0.17%
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	75	70,825

		70,825
HOUSEHOLD DURABLES — 0.59%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	200	198,620

Whirlpool Corp.
3.70%, 03/01/23	50	48,866

		247,486
HOUSEHOLD PRODUCTS — 0.76%
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	50	47,952
Colgate-Palmolive Co.
1.95%, 02/01/23	300	270,335

		318,287
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.35%
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	150	147,413

		147,413
INDUSTRIAL CONGLOMERATES — 4.43%
3M Co.
2.00%, 06/26/22	350	327,508
Eaton Corp.
2.75%, 11/02/22[a]	200	187,868
General Electric Co.
2.70%, 10/09/22	1,200	1,152,499
Parker Hannifin Corp.
3.50%, 09/15/22	100	101,195
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	100	92,688

		1,861,758
INTERNET & CATALOG RETAIL — 0.22%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	100	91,963

		91,963

Security	Principal (000s)	Value

INTERNET SOFTWARE & SERVICES — 2.24%
Baidu Inc.
3.50%, 11/28/22	$600	$563,249
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	400	376,257

		939,506
IT SERVICES — 0.97%
Computer Sciences Corp.
4.45%, 09/15/22	50	49,482
International Business Machines Corp.
1.88%, 08/01/22	400	358,601

		408,083

LIFE SCIENCES TOOLS & SERVICES — 0.22%
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	100	93,925

		93,925
MACHINERY — 2.51%
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	1,000	959,343
Stanley Black & Decker Inc.
2.90%, 11/01/22	100	95,455

		1,054,798
MEDIA — 3.02%
Comcast Corp.
3.13%, 07/15/22	200	197,471
News America Inc.
3.00%, 09/15/22	100	95,527
Omnicom Group Inc.
3.63%, 05/01/22	300	292,112
Time Warner Entertainment Co. LP
8.38%, 03/15/23	100	117,275
Time Warner Inc.
3.40%, 06/15/22	100	99,091
Viacom Inc.
3.25%, 03/15/23 (Call 12/15/22)	100	93,863
Walt Disney Co. (The)
2.35%, 12/01/22	400	373,594

		1,268,933
METALS & MINING — 2.84%
Barrick Gold Corp.
3.85%, 04/01/22	100	90,616

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARESBOND™ 2023 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Freeport-McMoRan Copper & Gold Inc.
3.88%, 03/15/23 (Call 12/15/22)	$300	$283,298
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	50	46,520
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	300	305,500
Rio Tinto Finance (USA) PLC
2.88%, 08/21/22 (Call 05/21/22)	450	421,888
Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)	50	46,922

		1,194,744
MULTI-UTILITIES — 0.57%
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	100	97,821

Dominion Resources Inc.
Series B
2.75%, 09/15/22 (Call 06/15/22)	100	94,372
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	50	46,917

		239,110
MULTILINE RETAIL — 0.11%
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	50	45,332

		45,332
OIL, GAS & CONSUMABLE FUELS — 14.51%
Apache Corp.
2.63%, 01/15/23 (Call 10/15/22)	900	838,940
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	850	790,961
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	500	466,943
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	100	97,138
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	100	95,119
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	400	384,596
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	400	375,510
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	100	94,698
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	100	94,689

Security	Principal (000s)	Value

Murphy Oil Corp.
3.70%, 12/01/22 (Call 09/01/22)	$100	$94,854
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	800	750,032
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	100	95,401
Phillips 66
4.30%, 04/01/22	100	103,622
Plains All American Pipeline LP
2.85%, 01/31/23 (Call 10/31/22)	100	93,072
Shell International Finance BV
2.25%, 01/06/23	450	411,388
2.38%, 08/21/22	400	373,585

Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	100	94,371
Total Capital International SA
2.70%, 01/25/23	300	283,633
TransCanada PipeLines Ltd.
2.50%, 08/01/22	500	465,351
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	100	91,587

		6,095,490
PERSONAL PRODUCTS — 0.22%
Estee Lauder Companies Inc. (The)
2.35%, 08/15/22	100	92,130

		92,130
PHARMACEUTICALS — 10.04%
AbbVie Inc.
2.90%, 11/06/22	200	190,898
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	100	95,194
Allergan Inc.
2.80%, 03/15/23 (Call 12/15/22)	100	95,661
Bristol-Myers Squibb Co.
2.00%, 08/01/22	400	365,258
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	550	524,406
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	575	559,137
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	500	469,572

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2023 CORPORATE EX-FINANCIALS TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Novartis Capital Corp.
2.40%, 09/21/22	$1,000	$938,306
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	925	857,821
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	125	119,744

		4,215,997
ROAD & RAIL — 0.95%
Burlington Northern Santa Fe Corp.
3.00%, 03/15/23 (Call 12/15/22)	100	94,627
Canadian National Railway Co.
2.25%, 11/15/22 (Call 08/15/22)	125	115,809
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	100	94,513
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	100	95,755

		400,704
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.45%
Broadcom Corp.
2.50%, 08/15/22	200	185,079
Intel Corp.
2.70%, 12/15/22	800	750,799
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	100	93,712

		1,029,590
SOFTWARE — 3.21%
Autodesk Inc.
3.60%, 12/15/22 (Call 09/15/22)	100	96,276
Microsoft Corp.
2.13%, 11/15/22	400	363,733
Oracle Corp.
2.50%, 10/15/22	950	888,464

		1,348,473
SPECIALTY RETAIL — 1.41%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	50	49,310
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	550	541,032

		590,342

Security	Principal or Shares (000s)	Value

TOBACCO — 1.78%
Altria Group Inc.
2.85%, 08/09/22	$100	$92,804
Philip Morris International Inc.
2.63%, 03/06/23	600	558,309
Reynolds American Inc.
3.25%, 11/01/22	100	94,285

		745,398
WIRELESS TELECOMMUNICATION SERVICES — 3.64%
America Movil SAB de CV
3.13%, 07/16/22	700	658,123
Vodafone Group PLC
2.50%, 09/26/22	500	452,598
2.95%, 02/19/23	450	418,147

		1,528,868

TOTAL CORPORATE BONDS & NOTES
(Cost: $43,428,055)		41,158,597

SHORT-TERM INVESTMENTS — 0.86%

MONEY MARKET FUNDS — 0.86%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	358	358,218

		358,218

TOTAL SHORT-TERM INVESTMENTS
(Cost: $358,218)		358,218

TOTAL INVESTMENTS IN SECURITIES — 98.86%
(Cost: $43,786,273)		41,516,815
Other Assets, Less Liabilities — 1.14%		480,866

NET ASSETS — 100.00%		$41,997,681

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARESBOND™ 2016 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 65.98%

AEROSPACE & DEFENSE — 0.70%
United Technologies Corp.
4.88%, 05/01/15	$100	$106,435

		106,435
CAPITAL MARKETS — 9.42%
Bank of New York Mellon Corp. (The)
0.70%, 10/23/15 (Call 09/23/15)	100	100,262
Credit Suisse (USA) Inc.
5.13%, 08/15/15	200	215,105
Deutsche Bank AG London
3.25%, 01/11/16	150	156,580
Goldman Sachs Group Inc. (The)
3.63%, 02/07/16[a]	450	474,972
Jefferies Group LLC
3.88%, 11/09/15[a]	150	156,120
Morgan Stanley
5.38%, 10/15/15	300	323,159

		1,426,198
CHEMICALS — 0.72%
Dow Chemical Co. (The)
2.50%, 02/15/16[a]	105	108,681

		108,681
COMMERCIAL BANKS — 15.36%
Bank of Montreal
0.80%, 11/06/15	100	100,078
Bank of Nova Scotia
2.90%, 03/29/16	225	235,336
BNP Paribas SA
3.60%, 02/23/16	150	157,766
BP Capital Markets PLC
3.20%, 03/11/16	150	157,833
Canadian Imperial Bank of Commerce
0.90%, 10/01/15	225	226,023
Fifth Third Bancorp
3.63%, 01/25/16	150	158,101
Lloyds Bank PLC
4.88%, 01/21/16[a]	100	107,421
Royal Bank of Canada
0.85%, 03/08/16	25	24,845
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	300	306,037

Security	Principal (000s)	Value

U.S. Bancorp
3.44%, 02/01/16	$225	$235,049
Wells Fargo & Co.
1.50%, 07/01/15	300	303,915
Westpac Banking Corp.
3.00%, 12/09/15	300	313,682

		2,326,086
COMMUNICATIONS EQUIPMENT — 0.55%
Cisco Systems Inc.
5.50%, 02/22/16	75	83,214

		83,214
COMPUTERS & PERIPHERALS — 0.70%
Hewlett-Packard Co.
2.13%, 09/13/15[a]	105	106,473

		106,473
CONSUMER FINANCE — 7.87%
American Express Credit Corp.
2.75%, 09/15/15	300	311,071
Capital One Financial Corp.
1.00%, 11/06/15[a]	150	149,373
Ford Motor Credit Co. LLC
7.00%, 04/15/15	300	325,665
HSBC Finance Corp.
5.50%, 01/19/16	300	327,316
Toyota Motor Credit Corp.
2.80%, 01/11/16[a]	75	78,360

		1,191,785
DIVERSIFIED FINANCIAL SERVICES —10.24%
Bank of America Corp.
3.63%, 03/17/16	375	396,092
Citigroup Inc.
1.25%, 01/15/16	375	375,833
General Electric Capital Corp.
1.63%, 07/02/15[a]	300	304,794
J.P. Morgan Chase & Co.
3.45%, 03/01/16	450	474,316

		1,551,035
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.54%
AT&T Inc.
2.50%, 08/15/15	150	154,381
Telefonica Emisiones SAU
3.99%, 02/16/16	75	78,643

		233,024

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2016 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

ELECTRIC UTILITIES — 1.56%
Duke Energy Corp.
3.35%, 04/01/15	$75	$77,731
Exelon Corp.
4.90%, 06/15/15	150	158,487

		236,218
ENERGY EQUIPMENT & SERVICES — 0.35%
Transocean Inc.
4.95%, 11/15/15	50	53,649

		53,649
FOOD PRODUCTS — 2.59%
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	75	79,405
Kraft Foods Group Inc.
1.63%, 06/04/15	150	152,190
Mondelez International Inc.
4.13%, 02/09/16	150	160,196

		391,791
HEALTH CARE PROVIDERS & SERVICES — 1.08%
WellPoint Inc.
5.25%, 01/15/16	150	163,361

		163,361
HOUSEHOLD DURABLES — 0.55%
Mohawk Industries Inc.
6.38%, 01/15/16	75	82,800

		82,800
INDUSTRIAL CONGLOMERATES — 0.50%
Eaton Corp.
0.95%, 11/02/15[b]	75	75,133

		75,133
INSURANCE — 1.74%
Aegon NV
4.63%, 12/01/15	75	80,220
American International Group Inc.
2.38%, 08/24/15	75	76,561
Prudential Financial Inc. Series D
4.75%, 09/17/15[a]	100	107,189

		263,970
MEDIA — 2.14%
Comcast Corp.
5.90%, 03/15/16	150	167,685

Security	Principal (000s)	Value

DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.13%, 02/15/16	$75	$77,959
Time Warner Inc.
3.15%, 07/15/15	75	78,017

		323,661
METALS & MINING — 0.71%
Rio Tinto Finance (USA) Ltd.
1.88%, 11/02/15	105	106,795

		106,795
OFFICE ELECTRONICS — 0.37%
Xerox Corp.
6.40%, 03/15/16	50	55,542

		55,542
OIL, GAS & CONSUMABLE FUELS — 2.07%
Enterprise Products Operating LLC
3.20%, 02/01/16	150	157,571
Total Capital SA
2.30%, 03/15/16[a]	150	155,465

		313,036
PHARMACEUTICALS — 1.49%
AbbVie Inc.
1.20%, 11/06/15	150	151,284
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	75	74,934

		226,218
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.98%
Health Care REIT Inc.
3.63%, 03/15/16	75	78,222
Kilroy Realty Corp.
5.00%, 11/03/15	105	111,995
Vornado Realty Trust
4.25%, 04/01/15 (Call 01/01/15)	105	108,873

		299,090
SPECIALTY RETAIL — 1.26%
Home Depot Inc. (The)
5.40%, 03/01/16	75	83,018
Lowe’s Companies Inc.
5.00%, 10/15/15	100	108,417

		191,435

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARESBOND™ 2016 CORPORATE TERM ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

WIRELESS TELECOMMUNICATION SERVICES — 0.49%
Vodafone Group PLC
0.90%, 02/19/16	$75	$74,715

		74,715

TOTAL CORPORATE BONDS & NOTES
(Cost: $9,935,812)		9,990,345

INVESTMENT COMPANIES — 30.06%
iSharesBond 2016 Corporate ex-Financials Term ETF[c]	45	4,552,704

TOTAL INVESTMENT COMPANIES
(Cost: $4,492,624)		4,552,704

SHORT-TERM INVESTMENTS — 5.98%

MONEY MARKET FUNDS — 5.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	335	335,106
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	29	29,049
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	541	541,317

		905,472

TOTAL SHORT-TERM INVESTMENTS
(Cost: $905,472)		905,472

TOTAL INVESTMENTS IN SECURITIES — 102.02%
(Cost: $15,333,908)		15,448,521
Other Assets, Less Liabilities — (2.02)%		(306,425)

NET ASSETS — 100.00%		$15,142,096

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARESBOND™ 2018 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 66.73%

AEROSPACE & DEFENSE — 0.56%
Honeywell International Inc.
5.30%, 03/01/18	$75	$86,182

		86,182
BEVERAGES — 0.56%
Anheuser-Busch Companies LLC
5.50%, 01/15/18[a]	75	86,635

		86,635
BIOTECHNOLOGY — 1.00%
Amgen Inc.
2.13%, 05/15/17[a]	150	153,196

		153,196
CAPITAL MARKETS — 11.80%
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)	225	220,649
Bear Stearns Companies Inc. (The)/J.P. Morgan Chase & Co.
7.25%, 02/01/18	450	542,016
Deutsche Bank AG London
6.00%, 09/01/17	225	258,812
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	450	451,985
Morgan Stanley
Series F
5.55%, 04/27/17	300	336,638

		1,810,100
CHEMICALS — 1.06%
Ecolab Inc.
1.45%, 12/08/17	75	74,364
PPG Industries Inc.
6.65%, 03/15/18	75	88,445

		162,809
COMMERCIAL BANKS — 8.34%
Bank of Nova Scotia
1.38%, 12/18/17 (Call 11/18/17)	50	49,326
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	75	73,750
BNP Paribas SA
2.38%, 09/14/17	150	152,001
Credit Suisse New York
6.00%, 02/15/18	90	101,696

Security	Principal (000s)	Value

HSBC USA Inc.
1.63%, 01/16/18	$100	$98,236
UBS AG Stamford
5.88%, 12/20/17	200	230,059
Wachovia Corp./Wells Fargo & Co.
5.75%, 02/01/18	450	525,121
Westpac Banking Corp.
1.60%, 01/12/18	50	49,769

		1,279,958
COMPUTERS & PERIPHERALS — 1.18%
Hewlett-Packard Co.
2.60%, 09/15/17	105	106,571
NetApp Inc.
2.00%, 12/15/17	75	74,048

		180,619
CONSUMER FINANCE — 4.82%
American Express Co.
7.00%, 03/19/18	300	362,859
Capital One Financial Corp.
6.75%, 09/15/17	150	176,512
Ford Motor Credit Co. LLC
2.38%, 01/16/18	200	200,639

		740,010
DIVERSIFIED FINANCIAL SERVICES — 7.95%
Bank of America Corp.
6.00%, 09/01/17	450	516,726
Citigroup Inc.
6.13%, 11/21/17	300	347,788
General Electric Capital Corp.
5.63%, 09/15/17	195	223,841
6.38%, 11/15/67 (Call 11/15/17)[b]	75	81,000
ING U.S. Inc.
2.90%, 02/15/18	50	50,982

		1,220,337
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.52%
AT&T Inc.
1.40%, 12/01/17[a]	150	147,621
Telefonica Emisiones SAU
6.22%, 07/03/17[a]	25	28,183
Verizon Communications Inc.
5.50%, 02/15/18	50	56,794

		232,598

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARESBOND™ 2018 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

ELECTRIC UTILITIES — 1.36%
Nisource Finance Corp.
6.40%, 03/15/18	$105	$122,214
Pacific Gas & Electric Co.
5.63%, 11/30/17	75	86,031

		208,245
ENERGY EQUIPMENT & SERVICES — 1.10%
Transocean Inc.
6.00%, 03/15/18[a]	75	84,597
Weatherford International Ltd.
6.00%, 03/15/18[a]	75	84,432

		169,029
FOOD & STAPLES RETAILING — 2.66%
CVS Caremark Corp.
5.75%, 06/01/17	150	171,793
Delhaize Brothers and Co. “The Lion” (Delhaize Group)
6.50%, 06/15/17[a]	75	85,564
Walgreen Co.
1.80%, 09/15/17[a]	150	150,758

		408,115
FOOD PRODUCTS — 1.79%
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	75	77,823
ConAgra Foods Inc.
1.90%, 01/25/18	75	74,562
Mondelez International Inc.
6.13%, 02/01/18[a]	105	122,119

		274,504
HEALTH CARE EQUIPMENT & SUPPLIES — 0.57%
Covidien International Finance SA
6.00%, 10/15/17	75	86,960

		86,960
HEALTH CARE PROVIDERS & SERVICES — 2.89%
McKesson Corp.
1.40%, 03/15/18	75	73,172
Medco Health Solutions Inc.
7.13%, 03/15/18	75	90,438
UnitedHealth Group Inc.
6.00%, 02/15/18[a]	150	176,060
WellPoint Inc.
1.88%, 01/15/18	105	104,411

		444,081

Security	Principal (000s)	Value

HOTELS, RESTAURANTS & LEISURE — 0.56%
Starbucks Corp.
6.25%, 08/15/17	$75	$86,708

		86,708
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.56%
Exelon Generation Co. LLC
6.20%, 10/01/17	75	85,548

		85,548
INDUSTRIAL CONGLOMERATES — 0.56%
General Electric Co.
5.25%, 12/06/17	75	85,671

		85,671
INSURANCE — 2.56%
American International Group Inc.
5.85%, 01/16/18	150	172,639
Berkshire Hathaway Inc.
1.55%, 02/09/18	100	99,324
Prudential Financial Inc.
Series D
6.00%, 12/01/17	105	121,323

		393,286
INTERNET & CATALOG RETAIL — 0.96%
Amazon.com Inc.
1.20%, 11/29/17	150	147,614

		147,614
IT SERVICES — 0.38%
Computer Sciences Corp.
6.50%, 03/15/18	50	57,819

		57,819
MEDIA — 0.98%
Comcast Corp.
5.88%, 02/15/18	105	123,319
Time Warner Cable Inc.
5.85%, 05/01/17	25	27,425

		150,744
METALS & MINING — 0.98%
Freeport-McMoRan Copper & Gold Inc.
2.38%, 03/15/18	75	74,568
Teck Resources Ltd.
2.50%, 02/01/18	75	75,106

		149,674

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2018 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

MULTI-UTILITIES — 0.54%
CMS Energy Corp.
5.05%, 02/15/18	$75	$83,231

		83,231
OFFICE ELECTRONICS — 0.54%
Pitney Bowes Inc.
5.75%, 09/15/17	75	83,021

		83,021
OIL, GAS & CONSUMABLE FUELS — 2.92%
Anadarko Petroleum Corp.
6.38%, 09/15/17	105	122,525
Devon Energy Corp.
1.88%, 05/15/17 (Call 04/15/17)	75	75,654
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	75	86,400
Phillips 66
2.95%, 05/01/17[a]	75	78,135
Valero Energy Corp.
6.13%, 06/15/17	75	85,998

		448,712
PHARMACEUTICALS — 0.98%
AbbVie Inc.
1.75%, 11/06/17	150	150,612

		150,612
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.41%
American Tower Corp.
4.50%, 01/15/18	75	80,595
Health Care REIT Inc.
2.25%, 03/15/18	105	104,719
Kimco Realty Corp.
4.30%, 02/01/18 (Call 11/01/17)	75	80,806
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	105	103,657

		369,777
ROAD & RAIL — 1.06%
Burlington Northern Santa Fe Corp.
5.75%, 03/15/18	75	86,838
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	75	75,438

		162,276

Security	Principal or Shares (000s)	Value

SPECIALTY RETAIL — 0.33%
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)	$50	$50,555

		50,555
TOBACCO — 0.90%
Lorillard Tobacco Co.
2.30%, 08/21/17[a]	50	50,337
Reynolds American Inc.
6.75%, 06/15/17	75	87,201

		137,538
TRADING COMPANIES & DISTRIBUTORS — 0.35%
Air Lease Corp.
5.63%, 04/01/17	50	54,375

		54,375

TOTAL CORPORATE BONDS & NOTES
(Cost: $10,079,325)		10,240,539

INVESTMENT COMPANIES — 30.09%
iSharesBond 2018 Corporate ex-Financials Term ETF[c]	47	4,617,915

TOTAL INVESTMENT COMPANIES
(Cost: $4,494,451)		4,617,915

SHORT-TERM INVESTMENTS — 5.91%

MONEY MARKET FUNDS — 5.91%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[c,d,e]	336	336,248
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[c,d,e]	29	29,147
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	542	541,873

		907,268

TOTAL SHORT-TERM INVESTMENTS
(Cost: $907,268)		907,268

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARESBOND™ 2018 CORPORATE TERM ETF

October 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 102.73%
(Cost: $15,481,044)	$15,765,722
Other Assets, Less Liabilities — (2.73)%	(419,554)

NET ASSETS — 100.00%	$15,346,168

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Variable rate security. Rate shown is as of report date.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARESBOND™ 2020 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 67.24%

AEROSPACE & DEFENSE — 0.75%
L-3 Communications Corp.
5.20%, 10/15/19	$70	$76,683

		76,683
BEVERAGES — 1.69%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20[a]	150	173,308

		173,308
CAPITAL MARKETS — 5.51%
Goldman Sachs Group Inc. (The)
5.38%, 03/15/20	200	224,364
Morgan Stanley
5.63%, 09/23/19	300	340,780

		565,144
CHEMICALS — 2.71%
Dow Chemical Co. (The)
8.55%, 05/15/19	130	167,605
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20	100	110,172

		277,777
COMMERCIAL BANKS — 8.31%
Barclays Bank PLC
5.13%, 01/08/20[a]	200	225,113
Credit Suisse New York
5.40%, 01/14/20	160	176,408
PNC Funding Corp.
5.13%, 02/08/20[b]	100	112,711
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	100	113,691
Westpac Banking Corp.
4.88%, 11/19/19	200	225,144

		853,067
COMMERCIAL SERVICES & SUPPLIES — 1.08%
Republic Services Inc.
5.00%, 03/01/20	100	110,284

		110,284
COMMUNICATIONS EQUIPMENT — 0.54%
Cisco Systems Inc.
4.45%, 01/15/20	50	55,139

		55,139

Security	Principal (000s)	Value

COMPUTERS & PERIPHERALS — 0.25%
Lexmark International Inc.
5.13%, 03/15/20	$25	$25,713

		25,713
CONSUMER FINANCE — 1.23%
Ford Motor Credit Co. LLC
8.13%, 01/15/20	100	126,400

		126,400
DIVERSIFIED FINANCIAL SERVICES — 9.91%
Bank of America Corp.
7.63%, 06/01/19	200	249,147
Citigroup Inc.
8.50%, 05/22/19	200	258,722
General Electric Capital Corp.
5.50%, 01/08/20	200	230,925
J.P. Morgan Chase & Co.
4.95%, 03/25/20[a]	250	277,838

		1,016,632
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.64%
Orange
5.38%, 07/08/19	100	112,803
Telecom Italia Capital SA
7.18%, 06/18/19	50	55,445

		168,248
ELECTRICAL EQUIPMENT — 0.84%
Roper Industries Inc.
6.25%, 09/01/19	75	86,629

		86,629
FOOD PRODUCTS — 2.51%
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	70	87,254
Mondelez International Inc.
5.38%, 02/10/20	150	170,298

		257,552
HEALTH CARE EQUIPMENT & SUPPLIES — 1.69%
Boston Scientific Corp.
6.00%, 01/15/20	50	58,301
CareFusion Corp.
6.38%, 08/01/19	100	115,444

		173,745
INSURANCE — 3.70%
Aflac Inc.
8.50%, 05/15/19	100	129,267

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARESBOND™ 2020 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Allstate Corp. (The)
7.45%, 05/16/19	$100	$126,564
Prudential Financial Inc.
7.38%, 06/15/19	100	124,027

		379,858
LIFE SCIENCES TOOLS & SERVICES — 1.12%
Life Technologies Corp.
6.00%, 03/01/20	100	114,435

		114,435
MEDIA — 6.46%
Comcast Corp.
5.70%, 07/01/19[a]	150	176,906
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.20%, 03/15/20[a]	100	107,602
Time Warner Cable Inc.
5.00%, 02/01/20	150	153,275
Time Warner Inc.
4.88%, 03/15/20	100	110,232
Viacom Inc.
5.63%, 09/15/19	100	114,529

		662,544
METALS & MINING — 2.06%
Barrick Gold Corp.
6.95%, 04/01/19	25	28,868
Newmont Mining Corp.
5.13%, 10/01/19[a]	100	106,064
Vale Overseas Ltd.
5.63%, 09/15/19	70	76,685

		211,617
OIL, GAS & CONSUMABLE FUELS — 6.34%
Cenovus Energy Inc.
5.70%, 10/15/19	75	86,567
Magellan Midstream Partners LP
6.55%, 07/15/19	100	119,558
Plains All American Pipeline LP
5.75%, 01/15/20	100	115,198
Plains Exploration & Production Co.
6.13%, 06/15/19 (Call 06/15/16)	100	109,375
Shell International Finance BV
4.30%, 09/22/19	100	110,991
Williams Partners LP
5.25%, 03/15/20	100	109,062

		650,751

Security	Principal or Shares (000s)	Value

PAPER & FOREST PRODUCTS — 0.64%
International Paper Co.
9.38%, 05/15/19	$50	$66,110

		66,110
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.83%
Boston Properties LP
5.88%, 10/15/19	150	173,229
Simon Property Group LP
5.65%, 02/01/20 (Call 11/01/19)[a]	200	230,173
Weyerhaeuser Co.
7.38%, 10/01/19	75	92,142

		495,544
ROAD & RAIL — 0.54%
Burlington Northern Santa Fe Corp.
4.70%, 10/01/19	50	55,826

		55,826
TOBACCO — 1.82%
Altria Group Inc.
9.25%, 08/06/19	75	101,223
Lorillard Tobacco Co.
8.13%, 06/23/19	70	85,986

		187,209
WIRELESS TELECOMMUNICATION SERVICES — 1.07%
America Movil SAB de CV
5.00%, 10/16/19	100	109,327

		109,327

TOTAL CORPORATE BONDS & NOTES
(Cost: $6,761,937)		6,899,542

INVESTMENT COMPANIES — 30.46%
iSharesBond 2020 Corporate ex-Financials Term ETF[b]	32	3,125,802

TOTAL INVESTMENT COMPANIES
(Cost: $3,047,085)		3,125,802

SHORT-TERM INVESTMENTS — 4.38%

MONEY MARKET FUNDS — 4.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,c,d]	255	255,171
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,c,d]	22	22,119

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2020 CORPORATE TERM ETF

October 31, 2013

Security	Shares (000s)	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	172	$172,477

		449,767

TOTAL SHORT-TERM INVESTMENTS
(Cost: $449,767)		449,767

TOTAL INVESTMENTS IN SECURITIES — 102.08%
(Cost: $10,258,789)		10,475,111
Other Assets, Less Liabilities — (2.08)%		(213,112)

NET ASSETS — 100.00%		$10,261,999

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARESBOND™ 2023 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

CORPORATE BONDS & NOTES — 68.10%

BEVERAGES — 0.97%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	$104	$98,279

		98,279
BIOTECHNOLOGY — 0.47%
Celgene Corp.
3.25%, 08/15/22	50	47,986

		47,986
BUILDING PRODUCTS — 0.68%
Owens Corning Inc.
4.20%, 12/15/22 (Call 09/15/22)	70	69,251

		69,251
CAPITAL MARKETS — 3.41%
Goldman Sachs Group Inc. (The)
3.63%, 01/22/23	150	146,336
Morgan Stanley
3.75%, 02/25/23	150	147,757
4.88%, 11/01/22	50	51,589

		345,682
CHEMICALS — 1.42%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	80	75,242
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	70	68,331

		143,573
COMMERCIAL BANKS — 5.59%
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	100	93,873
BNP Paribas SA
3.25%, 03/03/23	100	95,761
BP Capital Markets PLC
2.50%, 11/06/22	50	46,080
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[a,b]	100	93,612
U.S. Bancorp
2.95%, 07/15/22 (Call 06/15/22)	100	95,084
Wells Fargo & Co. Series M
3.45%, 02/13/23	150	143,167

		567,577

Security	Principal (000s)	Value

COMMERCIAL SERVICES & SUPPLIES — 0.68%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	$70	$68,763

		68,763
COMMUNICATIONS EQUIPMENT — 1.33%
Motorola Solutions Inc.
3.50%, 03/01/23	70	65,766
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	70	69,166

		134,932
COMPUTERS & PERIPHERALS — 0.48%
Hewlett-Packard Co.
4.05%, 09/15/22[c]	50	48,571

		48,571
CONSTRUCTION & ENGINEERING — 0.96%
ABB Finance (USA) Inc.
2.88%, 05/08/22	100	97,208

		97,208
CONSUMER FINANCE — 0.92%
American Express Co.
2.65%, 12/02/22	100	93,708

		93,708
DIVERSIFIED FINANCIAL SERVICES — 8.63%
Bank of America Corp.
3.30%, 01/11/23	200	191,800
Citigroup Inc.
3.38%, 03/01/23	100	96,738
4.05%, 07/30/22	50	49,299
General Electric Capital Corp.
3.15%, 09/07/22	200	195,409
ING U.S. Inc.
5.50%, 07/15/22	50	55,029
J.P. Morgan Chase & Co.
3.20%, 01/25/23	300	287,374

		875,649
ELECTRIC UTILITIES — 2.50%
Duke Energy Progress Inc.
2.80%, 05/15/22 (Call 02/15/22)	100	97,084
Kansas City Power & Light Co.
3.15%, 03/15/23 (Call 12/15/22)	100	95,347
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	50	61,305

		253,736

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2023 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.49%
Jabil Circuit Inc.
4.70%, 09/15/22	$50	$49,500

		49,500
ENERGY EQUIPMENT & SERVICES — 0.50%
Weatherford International Ltd.
4.50%, 04/15/22 (Call 01/15/22)[c]	50	50,539

		50,539
FOOD & STAPLES RETAILING — 1.58%
CVS Caremark Corp.
2.75%, 12/01/22 (Call 09/01/22)	100	93,516
Walgreen Co.
3.10%, 09/15/22	70	66,373

		159,889
FOOD PRODUCTS — 2.43%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	100	95,039
Kraft Foods Group Inc.
3.50%, 06/06/22	100	99,316
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	50	51,790

		246,145
HEALTH CARE PROVIDERS & SERVICES — 3.92%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	100	93,543
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	70	65,360
UnitedHealth Group Inc.
2.88%, 03/15/23	150	142,066
WellPoint Inc.
3.30%, 01/15/23	100	96,197

		397,166
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.48%
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	50	49,138

		49,138
INDUSTRIAL CONGLOMERATES — 1.40%
Eaton Corp.
2.75%, 11/02/22[d]	100	93,934

Security	Principal (000s)	Value

General Electric Co.
2.70%, 10/09/22	$50	$48,021

		141,955
INSURANCE — 1.83%
American International Group Inc.
4.88%, 06/01/22	100	109,241
Berkshire Hathaway Inc.
3.00%, 02/11/23	50	48,719
Hartford Financial Services Group Inc.
5.13%, 04/15/22[c]	25	27,964

		185,924
INTERNET & CATALOG RETAIL — 1.29%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	70	64,374
QVC Inc.
4.38%, 03/15/23	70	66,539

		130,913
LIFE SCIENCES TOOLS & SERVICES — 0.65%
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	70	65,748

		65,748
MEDIA — 4.39%
Comcast Corp.
3.13%, 07/15/22	150	148,103
Discovery Communications LLC
3.30%, 05/15/22[c]	75	73,127
News America Inc.
3.00%, 09/15/22	50	47,764
Omnicom Group Inc.
3.63%, 05/01/22	50	48,685
Time Warner Entertainment Co. LP
8.38%, 03/15/23	50	58,638
Time Warner Inc.
3.40%, 06/15/22	70	69,363

		445,680
METALS & MINING — 2.48%
Barrick Gold Corp.
3.85%, 04/01/22	50	45,308
Freeport-McMoRan Copper & Gold Inc.
3.88%, 03/15/23 (Call 12/15/22)	100	94,432
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	70	65,129

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARESBOND™ 2023 CORPORATE TERM ETF

October 31, 2013

Security	Principal (000s)	Value

Teck Resources Ltd.
3.75%, 02/01/23 (Call 11/01/22)	$50	$46,922

		251,791
MULTILINE RETAIL — 0.45%
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	50	45,332

		45,332
OIL, GAS & CONSUMABLE FUELS — 5.96%
Apache Corp.
2.63%, 01/15/23 (Call 10/15/22)	50	46,608
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)[c]	70	65,443
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)	70	67,997
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	100	94,699
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	70	66,282
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	50	48,781
Phillips 66
4.30%, 04/01/22[c]	50	51,811
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)	50	50,926
Plains All American Pipeline LP
2.85%, 01/31/23 (Call 10/31/22)	70	65,150
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)[c]	50	47,103

		604,800
PERSONAL PRODUCTS — 0.35%
Avon Products Inc.
5.00%, 03/15/23[c]	35	35,540

		35,540
PHARMACEUTICALS — 3.20%
AbbVie Inc.
2.90%, 11/06/22	120	114,539
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	100	95,194
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	50	47,673

Security	Principal (000s)	Value

Zoetis Inc.
3.25%, 02/01/23	$70	$67,057

		324,463
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.64%
American Tower Corp.
3.50%, 01/31/23[c]	70	64,037
AvalonBay Communities Inc.
2.85%, 03/15/23 (Call 12/15/22)	100	92,245
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	100	100,053
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/01/22)[c]	50	46,317
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	70	66,175

		368,827
ROAD & RAIL — 1.79%
Burlington Northern Santa Fe Corp.
3.00%, 03/15/23 (Call 12/15/22)	70	66,239
Norfolk Southern Corp.
3.00%, 04/01/22 (Call 01/01/22)	50	48,393
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	70	67,028

		181,660
SOFTWARE — 0.65%
Oracle Corp.
2.50%, 10/15/22	70	65,466

		65,466
SPECIALTY RETAIL — 0.96%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	50	49,310
Staples Inc.
4.38%, 01/12/23 (Call 10/12/22)[c]	50	48,458

		97,768
TOBACCO — 0.92%
Altria Group Inc.
2.85%, 08/09/22	50	46,402
Reynolds American Inc.
3.25%, 11/01/22	50	47,142

		93,544

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARESBOND™ 2023 CORPORATE TERM ETF

October 31, 2013

Security	Principal or Shares (000s)	Value

WIRELESS TELECOMMUNICATION SERVICES — 0.70%
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	$75	$70,628

		70,628

TOTAL CORPORATE BONDS & NOTES
(Cost: $6,834,758)		6,907,331

INVESTMENT COMPANIES — 29.62%
iSharesBond 2023 Corporate ex-Financials Term ETF[b]	32	3,004,732

TOTAL INVESTMENT COMPANIES
(Cost: $2,974,253)		3,004,732

SHORT-TERM INVESTMENTS — 5.76%

MONEY MARKET FUNDS — 5.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.14%[b,e,f]	389	389,078
BlackRock Cash Funds: Prime, SL Agency Shares
0.12%[b,e,f]	34	33,727
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,e]	162	161,507

		584,312

TOTAL SHORT-TERM INVESTMENTS
(Cost: $584,312)		584,312

TOTAL INVESTMENTS IN SECURITIES — 103.48%
(Cost: $10,393,323)		10,496,375
Other Assets, Less Liabilities — (3.48)%		(352,614)

NET ASSETS — 100.00%		$10,143,761

[a]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2013

	iSharesBond 2016 Corporate ex-Financials Term ETF	iSharesBond 2018 Corporate ex-Financials Term ETF	iSharesBond 2020 Corporate ex-Financials Term ETF

ASSETS
Investments, at cost:
Unaffiliated	$33,885,330	$167,638,160	$58,124,312
Affiliated (Note 2)	819,778	3,916,497	3,552,725

Total cost of investments	$34,705,108	$171,554,657	$61,677,037

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$33,886,621	$166,581,319	$56,490,209
Affiliated (Note 2)	819,778	3,916,497	3,552,725

Total fair value of investments	34,706,399	170,497,816	60,042,934
Receivables:
Investment securities sold	—	159,748	225,343
Interest	209,603	1,173,947	610,106

Total Assets	34,916,002	171,831,511	60,878,383

LIABILITIES
Payables:
Investment securities purchased	100,079	—	—
Collateral for securities on loan (Note 5)	—	—	2,989,523
Investment advisory fees (Note 2)	2,897	14,497	4,613

Total Liabilities	102,976	14,497	2,994,136

NET ASSETS	$34,813,026	$171,817,014	$57,884,247

Net assets consist of:
Paid-in capital	$34,793,532	$172,725,312	$59,488,796
Undistributed net investment income	18,746	186,130	89,679
Accumulated net realized loss	(543)	(37,587)	(60,125)
Net unrealized appreciation (depreciation)	1,291	(1,056,841)	(1,634,103)

NET ASSETS	$34,813,026	$171,817,014	$57,884,247

Shares outstanding[b]	350,000	1,750,000	600,000

Net asset value per share	$99.47	$98.18	$96.47

[a]	Securities on loan with values of $ —, $ — and $2,892,285, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2013

	iSharesBond 2023 Corporate ex-Financials Term ETF	iSharesBond 2016 Corporate Term ETF	iSharesBond 2018 Corporate Term ETF

ASSETS
Investments, at cost:
Unaffiliated	$43,428,055	$9,935,812	$10,079,325
Affiliated (Note 2)	358,218	5,398,096	5,401,719

Total cost of investments	$43,786,273	$15,333,908	$15,481,044

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$41,158,597	$9,990,345	$10,240,539
Affiliated (Note 2)	358,218	5,458,176	5,525,183

Total fair value of investments	41,516,815	15,448,521	15,765,722
Receivables:
Investment securities sold	152,728	100,132	220,427
Interest	331,677	69,406	99,179

Total Assets	42,001,220	15,618,059	16,085,328

LIABILITIES
Payables:
Investment securities purchased	—	110,910	372,859
Collateral for securities on loan (Note 5)	—	364,155	365,395
Investment advisory fees (Note 2)	3,539	898	906

Total Liabilities	3,539	475,963	739,160

NET ASSETS	$41,997,681	$15,142,096	$15,346,168

Net assets consist of:
Paid-in capital	$44,202,533	$15,018,165	$15,037,752
Undistributed net investment income	97,999	8,948	22,885
Undistributed net realized gain (accumulated net realized loss)	(33,393)	370	853
Net unrealized appreciation (depreciation)	(2,269,458)	114,613	284,678

NET ASSETS	$41,997,681	$15,142,096	$15,346,168

Shares outstanding[b]	450,000	150,000	150,000

Net asset value per share	$93.33	$100.95	$102.31

[a]	Securities on loan with values of $ —, $353,876 and $353,012, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2013

	iSharesBond 2020 Corporate Term ETF	iSharesBond 2023 Corporate Term ETF

ASSETS
Investments, at cost:
Unaffiliated	$6,651,657	$6,742,252
Affiliated (Note 2)	3,607,132	3,651,071

Total cost of investments	$10,258,789	$10,393,323

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,786,831	$6,813,719
Affiliated (Note 2)	3,688,280	3,682,656

Total fair value of investments	10,475,111	10,496,375
Receivables:
Investment securities sold	319,723	110,188
Interest	91,894	64,322

Total Assets	10,886,728	10,670,885

LIABILITIES
Payables:
Investment securities purchased	346,838	103,719
Collateral for securities on loan (Note 5)	277,290	422,805
Investment advisory fees (Note 2)	601	600

Total Liabilities	624,729	527,124

NET ASSETS	$10,261,999	$10,143,761

Net assets consist of:
Paid-in capital	$10,027,767	$10,028,218
Undistributed net investment income	16,496	18,552
Undistributed net realized gain (accumulated net realized loss)	1,414	(6,061)
Net unrealized appreciation	216,322	103,052

NET ASSETS	$10,261,999	$10,143,761

Shares outstanding[b]	100,000	100,000

Net asset value per share	$102.62	$101.44

[a]	Securities on loan with values of $268,678 and $409,986, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Period ended October 31, 2013

	iSharesBond 2016 Corporate ex-Financials Term ETF[a]	iSharesBond 2018 Corporate ex-Financials Term ETF[a]	iSharesBond 2020 Corporate ex-Financials Term ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$91,714	$1,017,962	$532,863
Interest — affiliated (Note 2)	14	54	32
Securities lending income — affiliated (Note 2)	—	—	670

Total investment income	91,728	1,018,016	533,565

EXPENSES
Investment advisory fees (Note 2)	12,552	75,602	26,775

Total expenses	12,552	75,602	26,775

Net investment income	79,176	942,414	506,790

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(543)	(37,587)	(60,125)
In-kind redemptions — unaffiliated	—	(432,356)	—

Net realized loss	(543)	(469,943)	(60,125)

Net change in unrealized appreciation/depreciation	1,291	(1,056,841)	(1,634,103)

Net realized and unrealized gain (loss)	748	(1,526,784)	(1,694,228)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,924	$(584,370)	$(1,187,438)

[a]	For the period from April 17, 2013 (commencement of operations) to October 31, 2013.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations (Continued)

iSHARES® TRUST

Period ended October 31, 2013

	iSharesBond 2023 Corporate ex-Financials Term ETF[a]	iSharesBond 2016 Corporate Term ETF[b]	iSharesBond 2018 Corporate Term ETF[b]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$—	$6,697	$13,350
Interest — unaffiliated	564,385	39,763	77,271
Interest — affiliated (Note 2)	5	5	3
Securities lending income — affiliated (Note 2)	—	104	152

Total investment income	564,390	46,569	90,776

EXPENSES
Investment advisory fees (Note 2)	19,934	4,706	4,731

Total expenses	19,934	4,706	4,731
Less investment advisory fees waived (Note 2)	—	(1,401)	(1,408)

Net expenses	19,934	3,305	3,323

Net investment income	544,456	43,264	87,453

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(33,393)	370	853

Net realized gain (loss)	(33,393)	370	853

Net change in unrealized appreciation/depreciation	(2,269,458)	114,613	284,678

Net realized and unrealized gain (loss)	(2,302,851)	114,983	285,531

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,758,395)	$158,247	$372,984

[a]	For the period from April 17, 2013 (commencement of operations) to October 31, 2013.
[b]	For the period from July 9, 2013 (commencement of operations) to October 31, 2013.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Period ended October 31, 2013

	iSharesBond 2020 Corporate Term ETF[a]	iSharesBond 2023 Corporate Term ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$14,331	$18,758
Interest — unaffiliated	71,195	81,909
Interest — affiliated (Note 2)	1,101	1,077
Securities lending income — affiliated (Note 2)	137	213

Total investment income	86,764	101,957

EXPENSES
Investment advisory fees (Note 2)	3,153	3,119

Total expenses	3,153	3,119
Less investment advisory fees waived (Note 2)	(951)	(917)

Net expenses	2,202	2,202

Net investment income	84,562	99,755

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,414	(6,061)

Net realized gain (loss)	1,414	(6,061)

Net change in unrealized appreciation/depreciation	216,322	103,052

Net realized and unrealized gain	217,736	96,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$302,298	$196,746

[a]	For the period from July 9, 2013 (commencement of operations) to October 31, 2013.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

iSHARES® TRUST

	iSharesBond 2016 Corporate ex-Financials Term ETF	iSharesBond 2018 Corporate ex-Financials Term ETF
	Period from April 17, 2013[a] to October 31, 2013	Period from April 17, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$79,176	$942,414
Net realized loss	(543)	(469,943)
Net change in unrealized appreciation/depreciation	1,291	(1,056,841)

Net increase (decrease) in net assets resulting from operations	79,924	(584,370)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(60,430)	(756,284)

Total distributions to shareholders	(60,430)	(756,284)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,793,532	192,609,756
Cost of shares redeemed	—	(19,452,088)

Net increase in net assets from capital share transactions	34,793,532	173,157,668

INCREASE IN NET ASSETS	34,813,026	171,817,014

NET ASSETS
Beginning of period	—	—

End of period	$34,813,026	$171,817,014

Undistributed net investment income included in net assets at end of period	$18,746	$186,130

SHARES ISSUED AND REDEEMED
Shares sold	350,000	1,950,000
Shares redeemed	—	(200,000)

Net increase in shares outstanding	350,000	1,750,000

[a]	Commencement of operations.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iSharesBond 2020 Corporate ex-Financials Term ETF	iSharesBond 2023 Corporate ex-Financials Term ETF
	Period from April 17, 2013[a] to October 31, 2013	Period from April 17, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$506,790	$544,456
Net realized loss	(60,125)	(33,393)
Net change in unrealized appreciation/depreciation	(1,634,103)	(2,269,458)

Net decrease in net assets resulting from operations	(1,187,438)	(1,758,395)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(417,111)	(446,457)

Total distributions to shareholders	(417,111)	(446,457)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	59,488,796	44,202,533

Net increase in net assets from capital share transactions	59,488,796	44,202,533

INCREASE IN NET ASSETS	57,884,247	41,997,681

NET ASSETS
Beginning of period	—	—

End of period	$57,884,247	$41,997,681

Undistributed net investment income included in net assets at end of period	$89,679	$97,999

SHARES ISSUED
Shares sold	600,000	450,000

Net increase in shares outstanding	600,000	450,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iSharesBond 2016 Corporate Term ETF	iSharesBond 2018 Corporate Term ETF
	Period from July 9, 2013[a] to October 31, 2013	Period from July 9, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$43,264	$87,453
Net realized gain	370	853
Net change in unrealized appreciation/depreciation	114,613	284,678

Net increase in net assets resulting from operations	158,247	372,984

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(34,316)	(64,568)

Total distributions to shareholders	(34,316)	(64,568)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,018,165	15,037,752

Net increase in net assets from capital share transactions	15,018,165	15,037,752

INCREASE IN NET ASSETS	15,142,096	15,346,168

NET ASSETS
Beginning of period	—	—

End of period	$15,142,096	$15,346,168

Undistributed net investment income included in net assets at end of period	$8,948	$22,885

SHARES ISSUED
Shares sold	150,000	150,000

Net increase in shares outstanding	150,000	150,000

[a]	Commencement of operations.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iSharesBond 2020 Corporate Term ETF	iSharesBond 2023 Corporate Term ETF
	Period from July 9, 2013[a] to October 31, 2013	Period from July 9, 2013[a] to October 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$84,562	$99,755
Net realized gain (loss)	1,414	(6,061)
Net change in unrealized appreciation/depreciation	216,322	103,052

Net increase in net assets resulting from operations	302,298	196,746

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,066)	(81,203)

Total distributions to shareholders	(68,066)	(81,203)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,027,767	10,028,218

Net increase in net assets from capital share transactions	10,027,767	10,028,218

INCREASE IN NET ASSETS	10,261,999	10,143,761

NET ASSETS
Beginning of period	—	—

End of period	$10,261,999	$10,143,761

Undistributed net investment income included in net assets at end of period	$16,496	$18,552

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2016 Corporate ex-Financials Term  ETF

Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.50

Income from investment operations:
Net investment income[b]	0.34
Net realized and unrealized loss[c]	(0.12)

Total from investment operations	0.22

Less distributions from:
Net investment income	(0.25)

Total distributions	(0.25)

Net asset value, end of period	$99.47

Total return	0.23%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$34,813
Ratio of expenses to average net assets[e]	0.10%
Ratio of net investment income to average net assets[e]	0.63%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2018 Corporate ex-Financials Term  ETF

Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.50

Income from investment operations:
Net investment income[b]	0.66
Net realized and unrealized loss[c]	(1.47)

Total from investment operations	(0.81)

Less distributions from:
Net investment income	(0.51)

Total distributions	(0.51)

Net asset value, end of period	$98.18

Total return	(0.81)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$171,817
Ratio of expenses to average net assets[e]	0.10%
Ratio of net investment income to average net assets[e]	1.25%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2020 Corporate ex-Financials Term  ETF

Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.50

Income from investment operations:
Net investment income[b]	0.98
Net realized and unrealized loss[c]	(3.22)

Total from investment operations	(2.24)

Less distributions from:
Net investment income	(0.79)

Total distributions	(0.79)

Net asset value, end of period	$96.47

Total return	(2.24)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$57,884
Ratio of expenses to average net assets[e]	0.10%
Ratio of net investment income to average net assets[e]	1.89%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2023 Corporate ex-Financials Term  ETF

Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.50

Income from investment operations:
Net investment income[b]	1.37
Net realized and unrealized loss[c]	(6.50)

Total from investment operations	(5.13)

Less distributions from:
Net investment income	(1.04)

Total distributions	(1.04)

Net asset value, end of period	$93.33

Total return	(5.14)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$41,998
Ratio of expenses to average net assets[e]	0.10%
Ratio of net investment income to average net assets[e]	2.73%
Portfolio turnover rate[f]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2016 Corporate Term ETF

Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.95

Income from investment operations:
Net investment income[b]	0.29
Net realized and unrealized gain[c]	0.94

Total from investment operations	1.23

Less distributions from:
Net investment income	(0.23)

Total distributions	(0.23)

Net asset value, end of period	$100.95

Total return	1.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,142
Ratio of expenses to average net assets[e]	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%
Ratio of net investment income to average net assets[e]	0.92%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2018 Corporate Term ETF

Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.95

Income from investment operations:
Net investment income[b]	0.58
Net realized and unrealized gain[c]	2.21

Total from investment operations	2.79

Less distributions from:
Net investment income	(0.43)

Total distributions	(0.43)

Net asset value, end of period	$102.31

Total return	2.80%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,346
Ratio of expenses to average net assets[e]	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%
Ratio of net investment income to average net assets[e]	1.85%
Portfolio turnover rate[f]	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2020 Corporate Term ETF

Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.95

Income from investment operations:
Net investment income[b]	0.85
Net realized and unrealized gain[c]	2.50

Total from investment operations	3.35

Less distributions from:
Net investment income	(0.68)

Total distributions	(0.68)

Net asset value, end of period	$102.62

Total return	3.36%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,262
Ratio of expenses to average net assets[e]	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%
Ratio of net investment income to average net assets[e]	2.68%
Portfolio turnover rate[f]	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iSharesBond 2023 Corporate Term ETF

Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.95

Income from investment operations:
Net investment income[b]	1.00
Net realized and unrealized gain[c]	1.30

Total from investment operations	2.30

Less distributions from:
Net investment income	(0.81)

Total distributions	(0.81)

Net asset value, end of period	$101.44

Total return	2.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,144
Ratio of expenses to average net assets[e]	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%
Ratio of net investment income to average net assets[e]	3.20%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iSharesBond Term ETF	Diversification Classification
2016 Corporate ex-Financials[a]	Non-diversified
2018 Corporate ex-Financials[a]	Non-diversified
2020 Corporate ex-Financials[a]	Non-diversified
2023 Corporate ex-Financials[a]	Non-diversified

iSharesBond Term ETF	Diversification Classification
2016 Corporate[b]	Non-diversified
2018 Corporate[b]	Non-diversified
2020 Corporate[b]	Non-diversified
2023 Corporate[b]	Non-diversified

[a]	The Fund commenced operations on April 17, 2013.
[b]	The Fund commenced operations on July 9, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund may invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iSharesBond Term ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
2016 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$33,886,621	$—	$33,886,621
Money Market Funds	819,778	—	—	819,778

	$819,778	$33,886,621	$—	$34,706,399

2018 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$166,581,319	$—	$166,581,319
Money Market Funds	3,916,497	—	—	3,916,497

	$3,916,497	$166,581,319	$—	$170,497,816

2020 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$56,490,209	$—	$56,490,209
Money Market Funds	3,552,725	—	—	3,552,725

	$3,552,725	$56,490,209	$—	$60,042,934

2023 Corporate ex-Financials
Assets:
Corporate Bonds & Notes	$—	$41,158,597	$—	$41,158,597
Money Market Funds	358,218	—	—	358,218

	$358,218	$41,158,597	$—	$41,516,815

2016 Corporate
Assets:
Corporate Bonds & Notes	$—	$9,990,345	$—	$9,990,345
Investment Companies	4,552,704	—	—	4,552,704
Money Market Funds	905,472	—	—	905,472

	$5,458,176	$9,990,345	$—	$15,448,521

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iSharesBond Term ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
2018 Corporate
Assets:
Corporate Bonds & Notes	$—	$10,240,539	$—	$10,240,539
Investment Companies	4,617,915	—	—	4,617,915
Money Market Funds	907,268	—	—	907,268

	$5,525,183	$10,240,539	$—	$15,765,722

2020 Corporate
Assets:
Corporate Bonds & Notes	$—	$6,899,542	$—	$6,899,542
Investment Companies	3,125,802	—	—	3,125,802
Money Market Funds	449,767	—	—	449,767

	$3,575,569	$6,899,542	$—	$10,475,111

2023 Corporate
Assets:
Corporate Bonds & Notes	$—	$6,907,331	$—	$6,907,331
Investment Companies	3,004,732	—	—	3,004,732
Money Market Funds	584,312	—	—	584,312

	$3,589,044	$6,907,331	$—	$10,496,375

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions from other iShares funds held, if any, are recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10% based on the average daily net assets of each Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iSharesBond 2016 Corporate Term ETF, iSharesBond 2018 Corporate Term ETF, iSharesBond 2020 Corporate Term ETF and iSharesBond 2023 Corporate Term ETF through March 31, 2016, March 31, 2018, March 31, 2020 and March 31, 2023, respectively, of each Fund in an amount equal to the investment advisory fees payable on the amount of each Fund’s investment in other funds advised by BFA or its affiliates.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the period ended October 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iSharesBond Term ETF	Securities Lending Agent Fees
2020 Corporate ex-Financials	$361
2016 Corporate	56
2018 Corporate	81
2020 Corporate	74
2023 Corporate	115

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the period ended October 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iSharesBond Term ETF and Name of Affiliated Issuer	Shares or Principal Held at 7/9/13 [a] (000s)	Shares or Principal Purchased (000s)	Shares or Principal Sold (000s)	Shares or Principal Held at 10/31/13 (000s)	Value at 10/31/13	Dividend or Interest Income
2016 Corporate
iSharesBond 2016 Corporate ex-Financials Term ETF	—	45	—	45	$4,552,704	$6,697

2018 Corporate
iSharesBond 2018 Corporate ex-Financials Term ETF	—	47	—	47	$4,617,915	$13,350

2020 Corporate
iSharesBond 2020 Corporate ex-Financials Term ETF	—	32	—	32	$3,125,802	$14,331
PNC Funding Corp.
5.13%, 02/28/20	$—	$100	$—	$100	112,711	1,100

					$3,238,513	$15,431

2023 Corporate
iSharesBond 2023 Corporate ex-Financials Term ETF	—	32	—	32	$3,004,732	$18,758
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	$—	$100	$—	$100	93,612	1,076

					$3,098,344	$19,834

[a]	Commencement of operations.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2013 were as follows:

iSharesBond Term ETF	Purchases	Sales
2016 Corporate ex-Financials	$19,892,598	$381,686
2018 Corporate ex-Financials	73,874,416	3,125,991
2020 Corporate ex-Financials	55,015,653	1,092,327
2023 Corporate ex-Financials	38,973,019	356,957
2016 Corporate	14,707,628	224,971
2018 Corporate	15,082,232	455,205
2020 Corporate	10,450,939	607,702
2023 Corporate	9,997,652	191,591

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the period ended October 31, 2013 were as follows:

iSharesBond Term ETF	In-kind Purchases	In-kind Sales
2016 Corporate ex-Financials	$14,580,975	$—
2018 Corporate ex-Financials	116,637,410	18,389,765
2020 Corporate ex-Financials	4,855,688	—
2023 Corporate ex-Financials	4,847,355	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of October 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of October 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, a Fund can resell or re-pledge the collateral and the borrower can resell or re-pledge the loaned securities.

As of October 31, 2013, the following Funds had securities on loan with a market value as disclosed in the Funds’ statements of assets and liabilities:

iSharesBond Term ETF	Market Value of Securities on Loan
2020 Corporate ex-Financials	$2,892,285
2016 Corporate	353,876
2018 Corporate	353,012
2020 Corporate	268,678
2023 Corporate	409,986

The value of the related collateral disclosed in the Funds’ schedules of investments exceeded the market value of the securities on loan at period end.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iSharesBond Term ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
2018 Corporate ex-Financials	$(432,356)	$—	$432,356

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the period ended October 31, 2013 was as follows:

iSharesBond Term ETF	2013
2016 Corporate ex-Financials
Ordinary income	$60,430

2018 Corporate ex-Financials
Ordinary income	$756,284

2020 Corporate ex-Financials
Ordinary income	$417,111

2023 Corporate ex-Financials
Ordinary income	$446,457

2016 Corporate
Ordinary income	$34,316

2018 Corporate
Ordinary income	$64,568

2020 Corporate
Ordinary income	$68,066

2023 Corporate
Ordinary income	$81,203

As of October 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iSharesBond Term ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
2016 Corporate ex-Financials	$18,746	$—	$(543)	$1,291	$19,494
2018 Corporate ex-Financials	186,130	—	(37,587)	(1,056,841)	(908,298)
2020 Corporate ex-Financials	89,679	—	(60,125)	(1,634,103)	(1,604,549)
2023 Corporate ex-Financials	97,999	—	(33,265)	(2,269,586)	(2,204,852)
2016 Corporate	9,318	—	—	114,613	123,931
2018 Corporate	24,617	—	—	283,799	308,416
2020 Corporate	17,910	—	—	216,322	234,232
2023 Corporate	18,552	—	(6,061)	103,052	115,543

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iSharesBond Term ETF	Non-Expiring
2016 Corporate ex-Financials	$543
2018 Corporate ex-Financials	37,587
2020 Corporate ex-Financials	60,125
2023 Corporate ex-Financials	33,265
2023 Corporate	6,061

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iSharesBond Term ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
2016 Corporate ex-Financials	$34,705,108	$34,264	$(32,973)	$1,291
2018 Corporate ex-Financials	171,554,657	202,023	(1,258,864)	(1,056,841)
2020 Corporate ex-Financials	61,677,037	32,636	(1,666,739)	(1,634,103)
2023 Corporate ex-Financials	43,786,401	5,643	(2,275,229)	(2,269,586)
2016 Corporate	15,333,908	116,051	(1,438)	114,613
2018 Corporate	15,481,923	286,835	(3,036)	283,799
2020 Corporate	10,258,789	217,141	(819)	216,322
2023 Corporate	10,393,323	111,393	(8,341)	103,052

Management has reviewed the tax positions as of October 31, 2013, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iSharesBond 2016 Corporate ex-Financials Term ETF, iSharesBond 2018 Corporate ex-Financials Term ETF, iSharesBond 2020 Corporate ex-Financials Term ETF, iSharesBond 2023 Corporate ex-Financials Term ETF, iSharesBond 2016 Corporate Term ETF, iSharesBond 2018 Corporate Term ETF, iSharesBond 2020 Corporate Term ETF and iSharesBond 2023 Corporate Term ETF (the “Funds”), at October 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 20, 2013

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal period ended October 31, 2013:

iSharesBond Term ETF	Interest- Related Dividends
2016 Corporate ex-Financials	$60,430
2018 Corporate ex-Financials	756,284
2020 Corporate ex-Financials	391,729
2023 Corporate ex-Financials	438,543

iSharesBond Term ETF	Interest- Related Dividends
2016 Corporate	$28,404
2018 Corporate	64,568
2020 Corporate	56,780
2023 Corporate	74,232

TAX INFORMATION	81

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

iSharesBond 2016 Corporate Term ETF, iSharesBond 2018 Corporate Term ETF, iSharesBond 2020 Corporate Term ETF and iSharesBond 2023 Corporate Term ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 21-22, 2013, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Funds, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Funds in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Funds’ applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size, sponsor, inception date, or other differentiating factors, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or other funds that pursue investment strategies similar to those of the Funds, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the proposed investment advisory fees and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Funds supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including, in such areas as investor education, product

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Funds would be similar to the scope and quality of services provided to other iShares funds. The Board considered the specialized analytical services that would be made available by BlackRock to investors in the Funds at no charge. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Funds and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Funds to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Funds since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following each Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Funds’ fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board further noted management’s assertion that future economies of scale for the Funds had been taken into consideration by fixing the investment advisory fee rates at the low end of the market place, effectively giving shareholders of the Funds, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at previous meetings regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying indices as the Funds. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	83

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Funds’ expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for investment companies, including the Funds, were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed. The Board acknowledged management’s assertion that the Funds’ advisory fee rates had been proposed, in part, for competitive reasons in the ETF market, and were reflective of a discount to the full value of the services to be rendered by BFA to the Funds, in part because of the term nature of the Funds and the investors targeted by the Funds.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Funds by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Funds’ securities lending agent, and its affiliates, in the event of any lending of the Funds’ securities. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rates under the Advisory Contract do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Funds and their shareholders to approve the Advisory Contract.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the period and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Period				% Breakdown of the Total Cumulative Distributions for the Fiscal Period
iSharesBond Term ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
2016 Corporate ex-Financials	$0.253654	$—	$0.000818	$0.254472	100%	—%	0%[a]		100%
2018 Corporate ex-Financials	0.502970	—	0.003558	0.506528	99	—	1		100
2020 Corporate ex-Financials	0.789576	—	—	0.789576	100	—	—		100
2023 Corporate ex-Financials	1.039523	—	0.003914	1.043437	100	—	0	[a]	100
2016 Corporate	0.222795	—	0.005975	0.228770	97	—	3		100
2020 Corporate	0.653741	—	0.026916	0.680657	96	—	4		100
2023 Corporate	0.773283	—	0.038748	0.812031	95	—	5		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for full calendar quarter completed after the inception date of such Fund through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iSharesBond 2016 Corporate ex-Financials Term ETF

Period Covered: July 1, 2013 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	6.25%
Greater than 0.5% and Less than 1.0%	17	26.56
Between 0.5% and –0.5%	43	67.19

	64	100.00%

iSharesBond 2018 Corporate ex-Financials Term ETF

Period Covered: July 1, 2013 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	3.13%
Greater than 0.5% and Less than 1.0%	7	10.94
Between 0.5% and –0.5%	55	85.93

	64	100.00%

iSharesBond 2020 Corporate ex-Financials Term ETF

Period Covered: July 1, 2013 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	5	7.81%
Between 0.5% and –0.5%	59	92.19

	64	100.00%

iSharesBond 2023 Corporate ex-Financials Term ETF

Period Covered: July 1, 2013 through September 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	64	100.00%

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 300 Funds (as of October 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (48)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc. (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	87

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (70)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (45)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (54)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (51)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

Go paperless. . .
It’s Fast, Convenient, and Timely!
To sign up today, go to www.icsdelivery.com

iS-AR-107-1013

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2013, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twenty-eight series of the Registrant for which the fiscal year-end is October 31, 2013 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $240,750 for the fiscal year ended October 31, 2012 and $364,800 for the fiscal year ended October 31, 2013.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2012 and October 31, 2013 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $52,671 for the fiscal year ended October 31, 2012 and $108,360 for the fiscal year ended October 31, 2013.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2012 and October 31, 2013 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, 3,789,291 for the fiscal year ended October 31, 2012 and $4,590,602 for the fiscal year ended October 31, 2013.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and
Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	December 27, 2013

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	December 27, 2013